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        This Exhibit 10.16 contains the lease agreements of the Company for the property located at 13500 Evening Creek Drive, San Diego, California.

        In January 2008, the Company entered into a lease agreement for the building with a commencement date of July 1, 2009. Currently, the Company leases space in the building under three separate sublease agreements. This Exhibit 10.16 contains the lease agreement entered into in January 2008 and the documents related to the subleases.

 Exhibit 10.16

OFFICE LEASE

KILROY REALTY

KILROY SABRE SPRINGS

KILROY REALTY, L.P.,

a Delaware limited partnership,

as Landlord,

and

BRIDGEPOINT EDUCATION, INC.,

a Delaware corporation,

as Tenant.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

ii

INDEX

Page(s)
Accountant	29
Additional Rent	17
Advocate Arbitrators	13
Alterations	34
Applicable Laws	63
Arbitration Agreement	14
[***]	15
Bank Prime Loan	64
Base Building	35
Base Rent	16
Base Year	17
BOMA	8
Briefs	14
Brokers	71
BS/BS Exception	34
Building Common Areas	8
Building Hours	31
Building Structure	33
Building Systems	33
Cap	22
CC&Rs	31
Common Areas	8
[***]	59
Comparable Area	2
Control,	50
Controllable Expenses	22
Cosmetic Alterations	35
Cost Pools	25
Damage Termination Date	44
Damage Termination Notice	44
[***]	63
Direct Expenses	17
Environmental Laws	73
Estimate	26
Estimate Statement	26
Estimated Excess	26
Excess	26
Exercise Notice	12
Expense Year	17
[***]	14
Force Majeure	69
Hazardous Material(s)	73
Holidays	31
HVAC	31
Interest Rate	64
Landlord	1
Landlord Parties	38
Landlord Repair Notice	42

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

iii

Page(s)
Landlord Response Date	13
Landlord Response Notice	13
[***]	15
Landlord's Option Rent Calculation	13
[***]	15
Lease	1
Lease Commencement Date	10
Lease Expiration Date	10
Lease Term	10
Lease Year	10
Lines	73
Mail	69
Memorandum	67
Neutral Arbitrator	13
New Services.	22
Nondisturbance Agreement	52
Notices	69
Objectionable Name	62
Operating Expenses	18
Option Rent	11
Option Term	11
Original Improvements	41
Other Improvements	75
Permitted Transferee	50
Premises	7
Project Common Areas	8
Proposition 13	23
Reminder Notice	12
Renovations	72
Rent.	17
Re-Submittal Date	13
Review Period	29
[***]	11
[***]	14
Sign Specifications	62
Statement	26
Subject Space	46
Summary	1
Tax Expenses	23
Tenant	1
Tenant Election Notice	13
Tenant Parties	38
[***]	15
Tenant's Option Rent Calculation	13
[***]	15
Tenant's Share	24
Tenant's Signage	61
Transfer	49
Transfer Notice	46
Transfer Premium	48

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

iv

Page(s)
Transferee	46
Transfers	46
Utilities Costs	24
Work Letter Agreement	7

v

KILROY SABRE SPRINGS

OFFICE LEASE

        This Office Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "Summary"), below, is made by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and BRIDGEPOINT EDUCATION, INC., a Delaware corporation ("Tenant").

R E C I T A L S :

        A.    Landlord and Tenant are parties to that certain Office Lease dated September 3, 2004 (the "Original [***] Lease"), which was entered into between [***] ("Original Landlord"), as predecessor-in-interest to Landlord, and [***] ("Original Tenant"), as such Original [***] Lease was subsequently amended by (i) that certain First Amendment to Office Lease dated March 1, 2005 (the "First Amendment"), between Landlord and Original Tenant, (ii) Landlord's letter dated February 28, 2007 (the "Letter Extension") which extended the date by which Original Tenant was to deliver the Termination Notice under Section 2.2 of the Office Lease, (iii) that certain Sublease Agreement and Consent Thereto by Master Landlord, dated as of May 14, 2005 (the "Sublease") between Landlord, Original Tenant, and [***] ("Second Tenant") and (iv) that certain Agreement Regarding Assignment and Assumption of Lease, Landlord Consent, Release of Assignor, and Amendment to Lease dated as of April 1, 2007 (the "Assignment Amendment"), between Landlord, Original Tenant, and Tenant (the Original [***] Lease, First Amendment, Letter Extension, Sublease, and the Assignment Amendment are collectively referred to hereinafter as the "[***] Lease"), whereby Tenant leases from Landlord, and Landlord leases to Tenant, those certain premises (the "Existing Premises") totaling 48,882 rentable square feet (44,125 usable square feet), which consists of (i) 23,102 rentable square feet (20,602 usable square feet) on the entire second (2nd) floor, and (ii) and 25,780 rentable square feet (23,523 usable square feet) on the entire third (3rd) floor, of that certain office building located at 13500 Evening Creek Drive, San Diego, California (the "Building"), which Building constitutes a portion of that certain project commonly known as "Kilroy Sabre Springs" (the "Project").

        B.    Tenant also subleases additional space in the Building pursuant to (i) that certain Sublease between [***] (formally known as [***]) ("[***]"), as sublandlord, and Tenant, as subtenant, dated March 31, 2006 (the "First [***] Sublease") and (ii) that certain Sublease between [***], as sublandlord, and Tenant, as subtenant, dated November 30, 2006 (the "Second [***] Sublease") (the First [***] Sublease and the Second [***] Sublease are collectively referred to hereinafter as the "[***] Sublease"). Under the [***] Sublease, [***] subleases to Tenant, and Tenant subleases from [***], those certain premises (the "[***] Premises") totaling approximately 61,090 rentable square feet and commonly known as Suites 490, 500 and 600, which together constitute the entirety of the premises leased to [***] by Original Landlord under that certain lease agreement dated as of December 31, 2003 (the "[***] Office Lease"). The [***] Sublease is scheduled to expire on June 30, 2009.

        C.    Tenant also subleases additional space in the Building pursuant to that certain Sublease between [***] ("[***]"), as sublandlord, and Tenant, as subtenant, dated October 31, 2007 (the "[***]"). Under the [***] Sublease, [***] subleases to Tenant and Tenant subleases from [***] those certain premises (the "Suite 160 Premises") totaling approximately 9,849 rentable square feet and commonly known as Suite 160, which constitutes a portion of the premises leased to [***] by Landlord under that certain lease agreement dated as of July 31, 2004 (the "[***] Office Lease"), as amended by that certain First Amendment to Lease dated as of November 12, 2004 (the "[***] First Amendment") and as amended by that certain Second Amendment to Lease dated as of July 15, 2005 (the "[***] Second Amendment") (the [***] Office Lease, [***] First Amendment, and [***] Second Amendment are collectively referred to hereinafter as the "[***] Lease"). The [***] Sublease is scheduled to expire on October 31, 2009. The [***] Lease is scheduled to expire on November 30, 2009. The [***] Sublease and the [***] Sublease shall be known collectively as the "Subleases".

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        D.    Landlord and Tenant are also parties to that certain Office Lease (the "13480 Lease"), dated as of even date herewith, whereby Tenant leases from Landlord, and Landlord leases to Tenant, all of the approximately 147,533 rentable square feet of space located in certain building located at 13480 Evening Creek Drive, San Diego, California (the "13480 Building"), which 13480 Building is located in the Project.

        E.    Tenant desires to allow the Subleases to expire according to their terms and to thereafter lease the entire Building directly from Landlord on a phased basis as more specifically set forth in this Lease.

        NOW, THEREFORE, intending to be bound hereby, Landlord and Tenant do covenant and agree as follows:

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE		DESCRIPTION
1.	Date:	January 31, 2008.
2.	Premises:
	2.1 Building:	That certain six (6)-story office building (the "Building") located at 13500 Evening Creek Drive North, San Diego, California 92128-8104.
2.2 Premises:
All of the approximately 147,533 rentable square feet of space located in the Building, as further identified in Exhibit A to the Office Lease. On a floor-by-floor basis, the anticipated rentable square footage of each portion of the Premises is anticipated to be as follows:

Floor 6: Approximately 24,496 RSF
Floor 5: Approximately 25,396 RSF
Floor 4: Approximately 25,396 RSF
Floor 3: Approximately 25,396 RSF
Floor 2: Approximately 23,688 RSF
Floor 1: Approximately 23,161 RSF
	2.3 Project:	The Building is part of an office project known as "Kilroy Sabre Springs," as further set forth in Section 1.1.2 of this Lease.
3.	Lease Term (Article 2):
	3.1 Length of Term:	Nine (9) years and one (1) month.
	3.2 Lease Commencement Date:	July 1, 2009.
	3.3 Lease Expiration Date:	July 31, 2018.
	3.4 Option Term(s):	Two (2) five (5)-year option(s) to renew, as more particularly set forth in Section 2.2 of this Lease.

TERMS OF LEASE		DESCRIPTION
4.	Base Rent (Article 3):

Period during Lease Term*	Applicable Square Footage*	Monthly Installment of Base Rent**		Monthly Rental Rate per Rentable Square Foot**
July 1, 2009 through October 31, 2009	75,288	$	[***]	$	[***]
November 1, 2009 through June 30, 2010	85,137	$	[***]	$	[***]
July 1, 2010 through June 30, 2011	147,533	$	[***]	$	[***]
July 1, 2011 through June 30, 2012	147,533	$	[***]	$	[***]
July 1, 2012 through June 30, 2013	147,533	$	[***]	$	[***]
July 1, 2013 through June 30, 2014	147,533	$	[***]	$	[***]
July 1, 2014 through June 30, 2015	147,533	$	[***]	$	[***]
July 1, 2015 through June 30, 2016	147,533	$	[***]	$	[***]
July 1, 2016 through June 30, 2017	147,533	$	[***]	$	[***]
July 1, 2017 through July 31, 2018	147,533	$	[***]	$	[***]

*
Landlord and Tenant hereby acknowledge that Landlord shall deliver the Premises to Tenant on a phased basis, with the first phase consisting of floors 6, 5 and 4 (which portion of the Premises is currently in Tenant's possession and shall be deemed delivered to Tenant on the Lease Commencement Date), the second phase consisting of Suite 160 ((which portion of the Premises is currently in Tenant's possession and shall be deemed delivered to Tenant on November 1, 2009), and the third phase consisting of floors 3, 2 and the remainder of floor 1 (which delivery is anticipated to occur on July 1, 2010). The foregoing rent schedule is based upon the anticipated rentable square footages for each portion of the Premises, and the anticipated delivery date for floors 3, 2 and the remainder of floor 1 to Tenant. Accordingly, such schedule will be updated and confirmed following the verification of square footage pursuant to Section 1.2 of the Lease, and following the actual delivery of floors 3, 2 and the remainder of floor 1 to Tenant.

**
The Monthly Installment of Base Rent for the first Lease Year was calculated by multiplying [***] by the then-applicable number of rentable square feet of space in the Premises. The Monthly Installment of Base Rent for the second Lease Year was calculated by multiplying [***] by the then-applicable number of rentable square feet of space in the Premises. In all subsequent Lease Years, the calculation of Monthly Installment of Base Rent reflects an annual increase of [***].

5.	Base Year (Article 4):	Calendar year 2008.
6.	Tenant's Share (Article 4):
One hundred percent (100%) of the Building; provided, however, prior to July 1, 2010, Tenant's Share shall be equal to the Applicable Square Footage of the Premises (as set forth in Section 4 of this Summary, above), multiplied by 100, and the product thereof divided by the total number of rentable square feet in the Building.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

TERMS OF LEASE		DESCRIPTION
7.	Permitted Use (Article 5):	Tenant shall use the Premises solely for general office use and uses incidental thereto, including, without limitation, support for online services (the "Permitted Use"); provided, however, that notwithstanding anything to the contrary set forth hereinabove, and as more particularly set forth in the Lease, Tenant shall be responsible for operating and maintaining the Premises pursuant to, and in no event may Tenant's Permitted Use violate, (A) Landlord's "Rules and Regulations," as that term is set forth in Section 5.2 of this Lease, (B) all "Applicable Laws," as that term is set forth in Article 24 of this Lease, (C) all applicable zoning, building codes and the "CC&Rs," as that term is set forth in Section 5.3 of this Lease, and (D) the character of the Project as a first-class office building Project.
8.	Letter of Credit (Article 21):	$[***]
9.	Parking Pass (Article 28):	Pursuant to Article 28 of the Lease.
10.	Address of Tenant (Section 29.18):	Bridgepoint Education, Inc. 13500 Evening Creek Drive North, Suite 600 San Diego, CA 92128 Facsimile No.: 858-408-2903 Attention: Andrew S. Clark [Prior to, and following, Lease Commencement Date]
with copies to:
	and	Sheppard Mullin Richter & Hampton LLC 12275 El Camino Real, Ste 200 San Diego, CA 92130-2006 Attention: Richard L. Kintz, Esq. Facsimile: 858-509-3691
11.	Address of Landlord (Section 29.18):	See Section 29.18 of the Lease.
12.	Broker(s) (Section 29.24):
	Representing Tenant:	Representing Landlord:
	Grubb & Ellis/BRE Commercial 4350 La Jolla village Dr., Suite 500 San Diego, CA 92122 Attention: Mr. Chris Hobson	CB Richard Ellis 4365 Executive Drive, Suite 1600 San Diego, California 92121-2127 Attention: Mr. Doug Lozier
13.	Improvement Allowance (Section 2 of Exhibit B):	An amount equal to $[***] per rentable square foot of the Premises (i.e., an amount anticipated to total $[***] based upon 147,533 rentable square feet in the Premises).

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

TERMS OF LEASE		DESCRIPTION
14.	Mid-Term Improvement Allowance (Section 8.6)	An amount equal to $[***] per rentable square foot of the Premises (i.e., an amount anticipated to total $[***] based upon 147,533 rentable square feet in the Premises).

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

        1.1    Premises, Building, Project and Common Areas.

          1.1.1    The Premises.    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises which are being constructed by Landlord and are set forth in Section 2.2 of the Summary (the "Premises"). The outline of each floor of the Premises is set forth in Exhibit A attached hereto and each floor or floors of the Premises shall have approximately the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions (the "TCCs") herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such TCCs by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Work Letter Agreement attached hereto as Exhibit B (the "Work Letter Agreement"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Work Letter Agreement. The taking of possession of each floor of the Premises by Tenant shall conclusively establish that such floor of the Premises was at such time in good and sanitary order, condition and repair, subject only to (i) punchlist items provided to Landlord in writing within thirty (30) days following Landlord's delivery of the Premises to Tenant, (ii) latent defects to the extent identified and, thereafter, promptly communicated to Landlord, (iii) Landlord's ongoing obligations set forth in Sections 1.1.3 and 29.33, and Articles 7 and 24 of this Lease, and (iv) the terms of the Work Letter Agreement.

          1.1.2    The Building and The Project.    The Premises are a part of the building set forth in Section 2.1 of the Summary (the "Building"). The Building is part of an office project known as "Kilroy Sabre Springs." The term "Project," as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, parking facilities and other improvements) upon which the Building and the Common Areas are located, and (iii) the other office buildings commonly known as 13480 and 13520 Evening Creek Drive North (respectively, the "13480 Building" and "13520 Building"), which are located adjacent to the Building and the land upon which such adjacent office buildings are located.

          1.1.3    Common Areas.    Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "Common Areas"). Prior to July 1, 2010, the Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas." The term "Project Common Areas," as used in this Lease, shall mean the portion of the Project reasonably designated as such by Landlord. The term "Building Common Areas," as used in this Lease, shall mean the portions of the Common Areas located within the Building reasonably designated as such by Landlord. Landlord shall operate and maintain the Common Areas in a manner consistent with the "Comparable Buildings" as that term is set forth in Section 4 of Exhibit G, attached to this Lease. Notwithstanding anything set forth herein to the contrary, the use of the Common Areas shall be subject to the express provisions of this Lease and such rules, regulations and restrictions as Landlord may make from time to time, provided that such rules, regulations and restrictions do not (a) unreasonably interfere with the rights granted to Tenant under this Lease and the Permitted Use granted under Section 5.1, below, or (b) materially increase the cost of Tenant's occupancy of the Premises through a material increase in Additional Rent. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas; provided that no such changes shall be permitted which materially reduce Tenant's rights or access hereunder, or otherwise materially interferes with Tenant's ability to use the Premises for the Permitted Use. Except when and where Tenant's right of access is specifically excluded in this Lease, Tenant shall have the right of access to the Premises, the Building, and the Project parking facility twenty-four (24) hours per day, seven (7) days per week during the "Lease Term," as that term is defined in Section 2.1, below.

        1.2    Verification of Rentable Square Feet of Premises and Building.    For purposes of this Lease, "rentable square feet" shall be calculated pursuant to Standard Method of Measuring Floor Area in Office Building, ANSI Z65.1 - 1996, and its accompanying guidelines, as applicable to single-tenant buildings (collectively, "BOMA"). Within thirty (30) days after the Lease Commencement Date, Landlord's space planner/architect shall measure the rentable square feet of the entire Premises on a floor-by-floor basis, and thereafter such determined rentable square footages of the Premises, each floor-by-floor portion of the Premises, and the results thereof shall be presented to Tenant in writing. Tenant's space planner/architect may review Landlord's space planner/architect's determination of the number of rentable square feet and usable square feet of the Premises and Tenant may, within fifteen (15) business days after Tenant's receipt of Landlord's space planner/architect's written determination, object to such determination by written notice to Landlord. Tenant's failure to deliver written notice of such objection within said fifteen (15) business day period shall be deemed to constitute Tenant's acceptance of Landlord's space planner/architect's determination. If Tenant objects to such determination, Landlord's space planner/architect and Tenant's space planner/architect shall promptly meet and attempt to agree upon the rentable and usable square footage of the Premises. If Landlord's space planner/architect and Tenant's space planner/architect cannot agree on the rentable and useable square footage of the Premises within thirty (30) days after Tenant's objection thereto, Landlord and Tenant shall mutually select an independent third party space measurement professional to field measure the Premises pursuant to BOMA. Such third party independent measurement professional's determination shall be conclusive and binding on Landlord and Tenant. [***] pay [***] of the fees and expenses of the independent third party space measurement professional. If the Lease Term commences prior to such final determination, [***] determination shall be utilized until a final determination is made, whereupon an appropriate adjustment, if necessary, shall be made retroactively, and Landlord shall make appropriate payment (if applicable) to Tenant. In the event that pursuant to the procedure described in this Section 1.2 above, it is determined that the square footage amounts shall be different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation, the amount of the "Rent" and any "Security Deposit," as those terms are defined in Section 4.1 and Article 21 of this Lease, respectively, and the amount of the "Improvement Allowance," as that term is defined in Section 2.1 of the Work Letter Agreement) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

        1.3    13480 Premises; 13480 Lease.    Landlord and Tenant are parties to that certain Office Lease dated as of even date herewith (the "13480 Lease"), whereby Tenant leases from Landlord, and Landlord leases to Tenant those certain premises consisting of the entirety of the 13480 Building

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

and containing approximately 147,533 rentable square feet (the "13480 Premises"). The terms of the 13480 Lease shall govern Tenant's lease of the 13480 Premises in all respects and the terms of this Lease shall not be applicable with respect to the Existing Lease, except to the extent expressly set forth to the contrary herein and therein.

        1.4    Bank Space; Project Gym.

          1.4.1    Bank Space.    Landlord and Tenant hereby acknowledge that as of the date of this Lease, First Pacific Bank of California ("First Pacific") leases 5,316 rentable square feet of space (the "First Pacific Space") on the first (1st) floor of the Building pursuant to a lease (the "First Pacific Lease") that is scheduled to expire on February 29, 2012 (subject to any renewal rights set forth in the First Pacific Lease). If First Pacific, for any reason, continues to lease the First Pacific Space as of July 1, 2010, then for such time and for so long as First Pacific thereafter continues to lease the First Pacific Space during the Lease Term, (i) the rentable square footage of the Premises shall be equal to rentable square feet of the Building, as calculated pursuant to Section 1.2, above, less 5,316 rentable square feet, (ii) Tenant acknowledges that First Pacific employees, customers and other invitees may access First Pacific Space through the Building lobby and Tenant agrees not to take any action that would materially and adversely impact First Pacific, its customers, employees or invitees, (iii) all lobby signage, decorations and finishes, any improvements, and any access control personnel located in the lobby shall be subject to Landlord's prior approval, which shall not be unreasonably withheld taking into consideration the fact that the lobby is being used by Tenant and First Pacific Bank, and (iv) the number of parking spaces provided to First Pacific by Landlord (which shall not exceed twenty-seven (27) parking spaces) shall be deducted from the total number of parking space provided to Tenant pursuant to the terms of this Lease, and Tenant acknowledges and agrees that First Pacific shall be provided up to ten (10) unreserved visitor parking spaces directly in front of the Building, which shall also be deducted from the total number of parking space provided to Tenant pursuant to the terms of this Lease. If the rentable square footage of the Premises is adjusted pursuant to the terms so this Section 1.4.1, then all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount shall be modified in accordance with such adjustment. If such adjustment is made, it will be confirmed in writing by Landlord to Tenant. Upon the expiration or earlier termination of the First Pacific Lease, the First Pacific Space shall be automatically added to the Premises and the rentable square footage of the Premises shall be equal to rentable square feet of the Building, as calculated pursuant to Section 1.2, and all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount shall be modified and confirmed in writing by Landlord to Tenant. Landlord shall not extend the term of the First Pacific Lease except pursuant to a renewal or extension right set forth in the First Pacific Lease; provided, however, Tenant hereby acknowledges and agrees that any such renewal or extension right need not be exercised strictly pursuant to its terms as long as such renewal or extension is not for a materially longer term than is set forth in the First Pacific Lease as written.

          1.4.2    Project Gym.    Landlord and Tenant hereby acknowledge that as of the date of this Lease, the Building currently contains a gym located on the first floor (the "Project Gym") for use by the officers, directors and employees of tenants of the Project. Landlord and Tenant further acknowledge and agree that Landlord shall expand the size of the Project Gym on or before April 1, 2010; provided, however, in no event shall the size of the Project Gym exceed 2,200 usable square feet. If the Project Gym remains in the Building as of July 1, 2010, then for such time and for so long as the Project Gym thereafter continues to remain in the Building, (i) the rentable square footage of the Premises shall be equal to rentable square feet of the Building, as calculated pursuant to Section 1.2, above, less [***] of the usable square footage of the Project Gym (it being acknowledged that [***] of the usable square footage of the Project Gym shall be allocated to the rentable square footage of each office building in the Project), (ii) if and when the Project Gym is

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

  removed from the Building, the Project Gym space shall be automatically added to the Premises and the rentable square footage of the Premises shall be equal to rentable square feet of the Building, as calculated pursuant to Section 1.2, and (iii) Landlord shall construct a separate exterior entrance to the Project Gym so that officers, directors and employees of other tenants of the Project can access the Project Gym without going through the Building lobby. If the rentable square footage of the Premises is adjusted pursuant to the terms so this Section 1.4.2, then all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount shall be modified in accordance with such adjustment, and shall be confirmed in writing by Landlord to Tenant.

ARTICLE 2

LEASE TERM; OPTION TERM(S)

        2.1    Initial Lease Term.    The TCCs and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "Lease Commencement Date"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "Lease Expiration Date") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that to the extent the Lease Commencement Date falls on a date other than the first day of a calendar month, then the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the month in which the first anniversary of such Lease Commencement Date occurs and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall, after confirming the accuracy thereof, execute and return to Landlord within five (5) business days of receipt thereof.

        2.2    Option Term(s).

          2.2.1    Option Right.    Landlord hereby grants the Original Tenant, its Permitted Transferees and any approved assignee of all of Original Tenant's interest in this Lease and the "13480 Lease" (defined in Section 1.4) pursuant to the TCCs of Article 14 (a "Approved Assignee") (collectively, the "Right Holders"), two (2) options to extend the Lease Term for the entire Premises, each by a period of five (5) years (each, an "Option Term"). Such option shall be exercisable only by Notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Notice, (i) Tenant is not then in monetary or material non-monetary default under this Lease or the 13480 Lease (beyond any applicable notice and cure periods), (ii) Tenant has not been in monetary or material non-monetary default under this Lease or the 13480 Lease (beyond any applicable notice and cure periods) more than once during the prior [***] month period, (iii) Landlord reasonably determines that Tenant is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with Tenant's lease of the Premises during the Option Term, (iv) this Lease and the 13480 Lease then remain in full force and effect and Original Tenant, its Permitted Transferees and/or its Approved Assignees are then in occupancy of no less than [***] of the rentable square footage of the Premises, and (v) concurrently with Tenant's exercise of its option to extend the Term of this Lease for the Option Term, Tenant also exercises its corresponding option to extend the term of the 13480 Lease pursuant to the TCCs thereof (the foregoing items (i) through (v) collectively constituting the "Exercise Conditions"). Upon the proper exercise of each such option to extend, and provided that, as of the end of the then-applicable Lease Term, there is no then-existing violation of the Exercise Conditions, the Lease Term, as it applies to the entire Premises, shall be

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  extended for a period of five (5) years. The rights contained in this Section 2.2 shall only be exercised by the Right Holders (but not any other assignee, sublessee or other transferee of Tenant's interest in this Lease). If Tenant fails to exercise its first option to extend, the second option to extend shall no longer apply

          2.2.2    Option Rent.    The Rent payable by Tenant during each Option Term (the "Option Rent") shall be equal to (a) [***] of the "Market Rent," as that term is defined in, and determined pursuant to, Exhibit G attached hereto, during the first (1st) Option Term, and (b) [***] of the Market Rent during the second (2nd) Option Term; provided, however, that the Market Rent for each Lease Year during such Option Term shall be equal to the amount set forth on a "Market Rate Schedule," as that term is defined below, and under no circumstances shall the Market Rent for any Lease Year occurring during any Option Term, as set forth on the Market Rate Schedule, be less than the corresponding "Contract Rent," as that term is defined below, as such Contract Rent is set forth on the "Contract Rate Schedule," as that term is defined below. The "Market Rate Schedule" shall be derived from the Market Rent for the Option Term as determined pursuant to Exhibit G, attached hereto, as follows: (i) the Market Rent for the first Lease Year of the Option Term shall be equal to the sum of [***] and (ii) the Market Rent for each subsequent Lease Year shall be equal to [***] of the prior Lease Year's Market Rent. The "Contract Rate Schedule" shall be derived from the Base Rent applicable to the Premises for the Lease Year immediately preceding such Option Term, as follows: (x) the "Contract Rent" for the first Lease Year of any Option Term shall equal the sum of (A) the Base Rent in effect under this Lease for the Lease Year immediately preceding the commencement of the subject Option Term, (B) an amount equal to the "Excess" (as defined in Section 4.4) which is due under Article 4 of this Lease for the Base Year immediately preceding the commencement of the subject Option Term, and (C) an amount equal to the monthly amortization reimbursement payment for the "Renewal Allowance" (as defined in Section 3 of Exhibit G to this Lease) to be paid by Landlord in connection with Tenant's lease of the Premises for the Option Term, with such Renewal Allowance being amortized at a reasonable rate of return to Landlord based on the rates of return then being received by the landlords of the Comparable Buildings in connection with tenant improvement allowances then be granted by such landlords, and (y) the Contract Rent for each subsequent Lease Year shall be equal to [***] of the prior Lease Year's Contract Rent. The calculation of the Market Rent shall be derived from a review of, and comparison to, the "Net Equivalent Lease Rates" of the "Comparable Transactions," as provided for in Exhibit G. Notwithstanding anything set forth in this Lease to the contrary, the Base Year for the applicable Option Term with respect to the Renewal Space shall be the calendar year in which the Option Term commences.

          2.2.3    Exercise of Options.    The options contained in this Section 2.2 shall be exercised by Tenant, if at all, only in the manner set forth in this Section 2.2.3. Tenant shall deliver notice (the "Exercise Notice") to Landlord not more than eighteen (18) months nor less than twelve (12) months prior to the expiration of the then Lease Term, stating that Tenant is irrevocably exercising its extension option; provided, however, in the event Tenant fails to deliver the Exercise Notice by the date which is twelve months prior to the expiration of the then Lease Term, then Landlord shall deliver Tenant written notice of such failure (the "Reminder Notice"), in which event, notwithstanding the failure identified in such Reminder Notice, Tenant shall be deemed to have timely delivered the Exercise Notice as long as the same is delivered to Landlord within five (5) business days following Tenant's receipt of the Reminder Notice. If Tenant timely delivers an Exercise Notice to Landlord, then, on or before the date which is nine (9) months prior to the expiration of the then Lease Term, Tenant shall deliver to Landlord Tenant's calculation of the Market Rent (the "Tenant's Option Rent Calculation"). Landlord shall deliver notice (the "Landlord Response Notice") to Tenant on or before the date that is eight (8) months prior to the end of the applicable Term, (the "Landlord Response Date"), stating that (A) Landlord is

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  accepting Tenant's Option Rent Calculation as the Market Rent, or (B) rejecting Tenant's Option Rent Calculation and setting forth Landlord's calculation of the Market Rent (the "Landlord's Option Rent Calculation"). Within ten (10) business days of its receipt of the Landlord Response Notice, Tenant shall deliver written notice to Landlord (the "Tenant Election Notice"), which shall set forth Tenant election to either (i) accept the Market Rent contained in the Landlord's Option Rent Calculation, or (ii) reject the Market Rent contained in the Landlord's Option Rent Calculation, in which event the parties shall follow the procedure, and the Market Rent shall be determined as set forth in Section 2.2.4. Tenant's failure to timely deliver the Tenant Election Notice shall be conclusively deemed to constitute Tenant's election to proceed pursuant to alternative (ii) from the immediately preceding sentence.

          2.2.4    Determination of Market Rent.    In the event Tenant objects or is deemed to have objected to the Market Rent, Landlord and Tenant shall attempt to agree upon the Market Rent using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement within sixty (60) days following Tenant's objection or deemed objection to the Landlord's Option Rent Calculation (the "Outside Agreement Date"), then each party shall make a separate, final and binding determination of the Market Rent, within five (5) days following the Outside Agreement Date, and such determinations shall be submitted to the other party and to the arbitrators pursuant to the TCCs of this Section 2.2.4.

            2.2.4.1    Landlord and Tenant shall each appoint one arbitrator who shall by profession be a commercial real estate lease broker or commercial real estate lease appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of Comparable Buildings. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rent, is the closest to the actual Market Rent as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed ("Advocate Arbitrators").

            2.2.4.2    The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator agree upon and appoint a third arbitrator ("Neutral Arbitrator") who shall be a commercial real estate lease attorney who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of Comparable Buildings, except that neither the Landlord or Tenant or either party's Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior to or subsequent to his or her appearance; provided, however, the Neutral Arbitrator shall retain an appraiser (the "Neutral Appraiser") to assist such Neutral Arbitrator (which Neutral Appraiser shall be selected by the Advocates Arbitrators). The Neutral Appraiser shall be retained for the sole purpose of advising and assisting the Neutral Arbitrator, and such Neutral Appraiser shall not have an independent vote as the whether Landlord's or Tenant's submitted Market Rent is closest to the Market Rent. In no event shall either the Neutral Arbitrator or the Neutral Appraiser have represented (or have been engaged to represent) Landlord or Tenant during the five (5) year period preceding the Outside Agreement Date or have any business or ownership affiliation with either of the Advocate Arbitrators during such five (5) year period (as opposed to having had professional interaction with the same). The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord's counsel and Tenant's counsel.

            2.2.4.3    The parties shall, in connection with the determination of the Market Rent, enter into an arbitration agreement (the "Arbitration Agreement") which shall set forth the following: [***]

            2.2.4.4    If either Landlord or Tenant fail to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, either party may petition the presiding judge of the Superior Court of San Diego County to appoint such Advocate Arbitrator subject to the criteria in Section 2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

            2.2.4.5    If the two Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of San Diego County to appoint the Neutral Arbitrator, subject to criteria in Section 2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator.

            2.2.4.6    The costs of the Neutral Arbitrator and Neutral Appraiser shall be [***]. The costs of the Advocate Arbitrator representing the Tenant shall be borne by the Tenant. The Costs of the Advocate Arbitrator representing the Landlord shall be borne by the Landlord. The costs of petitioning any judge under Section 2.2.4.4 shall be [***]. The costs of petitioning any judge under Section 2.2.4.5 shall be [***].

ARTICLE 3

BASE RENT; ABATEMENT OF RENT

        3.1    Base Rent.    Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term which occurs after the expiration of any free rent period shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any such fractional month shall accrue on a daily basis during such fractional month and shall total an amount equal to the product of (i) a fraction, the numerator of which is the number of days in such fractional month and the denominator of which is the actual number of days occurring in such calendar month, and (ii) the then-applicable Monthly Installment of Base Rent. All other payments or adjustments required to be made under the TCCs of this Lease that require proration on a time basis shall be prorated on the same basis.

        3.2    Abatement of Rent.    In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) [***]; or (ii) [***]; or (iii) the presence of "Hazardous Materials" (as that term is defined in Section 29.33.1, below) not brought on the Premises by "Tenant Parties," as that term is set forth in Section 10.1 of this Lease, to the extent such presence substantially interferes with Tenant's use of or ingress to or egress from the Building, Project (including the Common Areas), or Premises (including the Project parking areas to the extent reasonable replacement spaces are not provided) (any such set of circumstances as set forth in items (i) through (iii) , above, to be known as an "Abatement Event"), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) or more consecutive business

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days after Landlord's receipt of any such notice (the "Eligibility Period"), then Tenant may deliver an additional notice to Landlord (the "Additional Notice"), specifying such Abatement Event and Tenant's intention to abate the payment of Rent under this Lease. If Landlord does not cure such Abatement Event within three (3) business days of receipt of such Additional Notice, then as Tenant's sole remedy vis-à-vis such Abatement Event, the Base Rent and Tenant's Share of Direct Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period, for such time that Tenant continues to be so prevented from using, and does not use, the Premises, or a portion thereof, in the proportion of the rentable area of the portion of the Premises that Tenant is prevented from using and does not use ("Unusable Area"). To the extent an Abatement Event is caused by an event covered by Articles 11 or 13 of this Lease, then the terms of such Article 11 or 13, as the case may be, shall govern Tenant's right to abate rent and the terms of this Section 6.6 shall not be applicable thereto.

ARTICLE 4

ADDITIONAL RENT

        4.1    General Terms.    In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Direct Expenses" (as those terms are defined in Sections 4.2.6 and 4.2.2, respectively, of this Lease), which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2.1, below; provided, however, that in no event shall any decrease in Direct Expenses for any Expense Year below Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the TCCs of this Lease, are hereinafter collectively referred to as the "Additional Rent," and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent; provided, however, the parties hereby acknowledge that the first monthly installment of Tenant's Share of any "Estimated Excess," as that term is set forth in, and pursuant to the terms and conditions of, Section 4.4.2 of this Lease, shall first be due and payable for the calendar month occurring immediately following the expiration of the Base Year. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

        4.2    Definitions of Key Terms Relating to Additional Rent.    As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1    "Base Year" shall mean the period set forth in Section 5 of the Summary.

          4.2.2    "Direct Expenses" shall mean "Operating Expenses," "Tax Expenses" and "Utilities Costs."

          4.2.3    "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4    "Operating Expenses" shall be calculated in accordance with sound real estate accounting practices, consistently applied from year to year, and shall mean all expenses, costs and amounts of every kind and nature which, in accordance with sound real estate management practices, consistently applied from year to year, Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with the parking areas servicing the Project; (vi) fees and other costs, including management fees (which management fees shall equal [***]), consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons (other than persons generally considered to be higher in rank than the position of "Asset Manager") engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement (but with respect to replacement, only to the extent necessitated by normal wear and tear during the Lease Term) of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial, alarm, security and other services, non-capital replacement of wall and floor coverings, ceiling tiles and fixtures in common areas (but only to the extent necessitated by normal wear and tear during the Lease Term), maintenance and replacement of curbs and walkways, repair to roofs; (xii) amortization of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof (which amortization calculation shall include interest at the "Interest Rate," as that term is set forth in Article 25 of this Lease); (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are reasonably intended to effect economies in the operation or maintenance of the Project, or any portion thereof, to the extent of cost savings reasonably anticipated by Landlord at the time of such expenditure to be incurred in connection therewith, (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition (but only to the extent necessitated by normal wear and tear during the Lease Term), or (D) that are required under any governmental law or regulation by a federal, state or local governmental agency, except for capital repairs, replacements or other improvements to remedy a condition existing prior to the Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Lease Commencement Date; provided, however, that any capital expenditure shall be amortized with interest at the Interest Rate over its useful life as Landlord shall reasonably determine in accordance with sound real estate management and accounting practices, and such amortized costs shall be included in Operating Expenses only for that portion of the useful life which falls within the Lease Term; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.5, below; and (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the

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  Building. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

            (a)   costs, including marketing costs, legal fees, space planners' fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, construction, license and inspection costs, improvement allowances, incurred with respect to the installation of premises improvements made for tenants or occupants occupying space in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Project (excluding, however, such costs relating to any Common Areas or parking facilities);

            (b)   except as set forth in items (xii), (xiii), and (xiv) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest, costs of capital repairs, replacements and alterations, and costs of capital improvements and equipment, and costs to repair defects in the original construction of the Project to the extent such repair is covered by a warranty;

            (c)   costs for which the Landlord is reimbursed, or would have been reimbursed if Landlord had used commercially reasonable efforts to collect such amounts, by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power or other utility costs for which any tenant directly contracts with the local public service company;

            (d)   any bad debt loss, rent loss, or reserves for bad debts or rent loss;

            (e)   costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee or ground lessor (except as the actions of the Tenant may be in issue), costs and fees incurred in the selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs or fees incurred in connection with any disputes between Landlord and its employees or brokers, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

            (f)    the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Asset manager;

            (g)   amount paid as ground rental for all or any portion of the Project by the Landlord and attorneys fees, transfer taxes, and any other transactional expenses associated with any ground lease of the Project;

            (h)   overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties providing similar services in the Comparable Area on a competitive basis;

            (i)    any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;

            (j)    rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;

            (k)   all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

            (l)    costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

            (m)  any costs expressly excluded from Operating Expenses elsewhere in this Lease;

            (n)   rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings, with adjustment where appropriate for the size of the applicable project;

            (o)   costs to the extent arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

            (p)   costs incurred to comply with laws relating to the removal of hazardous material (as defined under applicable law) which was in existence in the Building or on the Project as of the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; and costs incurred to remove, remedy, contain, or treat hazardous material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or a "Landlord Party," as that term is defined in Section 10.1 of this Lease, or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; provided, however, Landlord hereby acknowledges that it has not received written notice of the existence of hazardous material in the Building or the Project;

            (q)   costs, fees, dues, contributions or similar expenses for political or charitable organizations;

            (r)   reserves for future improvements, repairs, additions, etc., in excess of such amounts in the Base Year; and

            (s)   costs incurred in order to cause the Building or the Project to comply with any applicable governmental law or regulation in effect and enforced as of the Lease Commencement Date, but only to the extent such law or regulation required compliance prior to the Lease Commencement Date.

        [***] If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least [***] percent ([***]%) occupied during all or a portion of the Base Year or any Expense Year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Project been [***] percent ([***]%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall include market-wide cost increases (including utility rate increases) due to extraordinary circumstances, including, but not limited to, Force Majeure, boycotts, strikes, conservation surcharges, embargoes or shortages, or amortized costs relating to capital improvements (collectively, "Increases"); provided, however, that at such time as any such particular Increases are no longer included in Operating Expenses, such Increases shall be excluded from the Base Year calculation of Operating Expenses. In no event shall the components of Direct Expenses for any Expense Year related to Utility Costs or Project services or Project insurance costs be less than the corresponding components of Direct Expenses related to Utility Costs, Project Services and Project insurance costs in the Base Year. Landlord shall not (i) make a profit by charging items to Operating Expenses that are otherwise also charged separately to others and (ii) subject to Landlord's right to adjust the components of Operating Expenses described above in this paragraph, collect Operating Expenses from Tenant and all other tenants in the Project in an amount in excess of what Landlord incurs for the items included in Operating Expenses. If Landlord, in any Expense Year following the Base Year, begins providing any new category of services (as opposed to an expansion in scope of a service or a change in a type of service) (the "New Services"), then for such period of time in which such New Services apply, Operating Expenses for the Base Year shall be increased by the amount that Landlord reasonably determines it would have incurred had Landlord provided such New Services during the same period of time during the Base Year as such New Services were provided during such subsequent Expense Year. Notwithstanding the foregoing, no adjustment to the Operating Expenses for the Base Year shall occur to the extent such New Services (1) are attributable to Tenant's use of the Premises (as opposed to office use generally), in which case Landlord may elect (Y) to include the cost of such New Services in Operating Expenses, or (Z) to invoice Tenant directly for such costs, depending upon the nature of the New Services and the extent to which the need for such New Services is directly attributable to Tenant's use, as determined in Landlord's reasonable discretion, (2) is being offered by landlords in the majority of Comparable Buildings, or (3) is required by "Applicable Laws," as that Term is set forth in Article 24. If Landlord, in any Expense Year after the Base Year, discontinues any type or category of service then for such period of time in which such services are discontinued, Operating Expenses for the Base Year shall be decreased by the amount that Landlord reasonably determines it incurred for such type or category of service throughout the Base Year. In no event shall Tenant be responsible to pay any "Controllable Expenses", as defined below, to the extent such Controllable Expenses exceed an amount that such Controllable Expenses would have been had they increased, from the amount of Controllable Expenses incurred during the first twelve (12) month period following Tenant's commencement of business in the entire Premises, at a compounded rate of [***] per Expense Year (the "Cap"). As used herein "Controllable Expenses" shall mean any costs incurred by Landlord

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relating to services (not including utility services) provided to the Project, labor costs paid by Landlord, and maintenance contracts paid by Landlord. Controllable Expenses shall not include Tax Expenses, costs relating to the HVAC systems of a Building, costs of insurance premiums, utility charges, or market-wide increases in labor costs due to extraordinary circumstances, including, without limitation, boycotts and strikes.

          4.2.5    Taxes.

            4.2.5.1    "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), excluding fines, default interest, and penalties, which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. [***]

            4.2.5.2    Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises [***].

            4.2.5.3    Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Except as set forth in Section 4.2.5.4, below, refunds of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord

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    upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the TCCs of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.

            4.2.5.4    Notwithstanding anything to the contrary set forth in this Lease, the amount of Tax Expenses for the Base Year and any Expense Year shall be calculated without taking into account any decreases in real estate taxes obtained in connection with Proposition 8, and, therefore, the Tax Expenses in the Base Year and/or an Expense Year may be greater than those actually incurred by Landlord, but shall, nonetheless, be the Tax Expenses due under this Lease; provided that (i) any costs and expenses incurred by Landlord in securing any Proposition 8 reduction shall not be included in Direct Expenses for purposes of this Lease, and (ii) tax refunds under Proposition 8 shall not be deducted from Tax Expenses, but rather shall be the sole property of Landlord. Landlord and Tenant acknowledge that this Section 4.2.5.4 is not intended to in any way affect (A) the inclusion in Tax Expenses of the statutory two percent (2.0%) annual increase in Tax Expenses (as such statutory increase may be modified by subsequent legislation), or (B) the inclusion or exclusion of Tax Expenses pursuant to the terms of Proposition 13, which shall be governed pursuant to the terms of Sections 4.2.5.1 through 4.2.5.3, above.

            4.2.5.5    [***]

          4.2.6    "Tenant's Share" shall mean the percentage set forth in Section 6 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises, as set forth in Section 2.2 of the Summary, by 100, and dividing the product by the total number of rentable square feet in the Building.

          4.2.7    "Utilities Costs" shall mean all actual charges for utilities for the Building and the Project which Landlord shall pay during any Expense Year, including, but not limited to, the costs of water, sewer and electricity, and the costs of HVAC (excluding the cost of electricity to operate the HVAC air handlers) and other utilities (but excluding (i) the cost of electricity consumed in the Premises and any other buildings in the Project (since Tenant is separately paying for the cost of electricity pursuant to Section 6.1.2 below) and (ii) those charges for which tenants directly reimburse Landlord or otherwise pay directly to the utility company) as well as related fees, assessments and surcharges. Utilities Costs shall be calculated assuming the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy and are included by Landlord within the Project), are at least [***] percent ([***]%) occupied. If, during all or any part of any Expense Year, Landlord shall not provide any utilities other than gas and electricity (the cost of which, if provided by Landlord, would be included in Utilities Costs) to a tenant (including Tenant) who has undertaken to provide the same instead of Landlord, Utilities Costs shall be deemed to be increased by an amount equal to the additional Utilities Costs which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense provided such utilities to such tenant. Utilities Costs shall include any costs of utilities which are allocated to the Real Property under any declaration, restrictive covenant, or other instrument pertaining to the sharing of costs by the Real Property or any portion thereof, including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Real Property. For purposes of determining Utilities Costs incurred for the Utilities Base Year, Utilities Costs for the Utilities Base Year shall not include any one time special charges, costs or fees or

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  extraordinary charges or costs incurred in the Utilities Base Year only, including those attributable to boycotts, embargoes, strikes or other shortages of services or fuel. In addition, if in any Expense Year subsequent to the Utilities Base Year, the amount of Utilities Costs decreases due to a reduction in the cost of providing utilities to the Real Property for any reason, including without limitation, because of deregulation of the utility industry and/or reduction in rates achieved in contracts with utilities providers, then for purposes of the Expense Year in which such decrease in Utilities Costs occurred and all subsequent Expense Years, the Utilities Costs for the Utilities Base Year shall be decreased by an amount equal to such decrease.

        4.3    Allocation of Direct Expenses.    The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses, Tax Expenses and Utilities Costs) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Direct Expenses for purposes of this Lease. Such portion of Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole (i.e., Direct Expenses which are not attributable to any specific building in the Project).

          4.3.1    Cost Pools.    In conjunction with the allocation of Direct Expenses pursuant to Section 4.3, above, Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "Cost Pools"), in Landlord's discretion; [***]. For purposes of example only, such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.

        4.4    Calculation and Payment of Additional Rent.    If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the "Excess").

          4.4.1    Statement of Actual Building Direct Expenses and Payment by Tenant.    Landlord shall give to Tenant following the end of each Expense Year, a statement (the "Statement") which shall state in general major categories the Building Direct Expenses incurred or accrued for the Base Year or such preceding Expense Year, as applicable, and which shall indicate the amount of the Excess. Landlord shall use commercially reasonable efforts to deliver such Statement to Tenant on or before May 1 following the end of the Expense Year to which such Statement relates. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, within thirty (30) days after receipt of the Statement, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Excess than the actual Excess, Tenant shall receive a credit in the amount of Tenant's overpayment against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the

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  Premises, when the final determination is made of Tenant's Share of Building Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Excess than the actual Excess, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant's Share of any Building Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the end of such Expense Year (provided that any expense that was not originally included in the Statement applicable to the Expense Year in which such expense was incurred must be billed to Tenant within [***] of the date Landlord receives the invoice for such expense), provided that in any event Tenant shall be responsible for Tenant's Share of Direct Expenses levied by any governmental authority or by any public utility companies which are attributable to any Expense Year.

          4.4.2    Statement of Estimated Building Direct Expenses.    In addition, Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth in general major categories Landlord's reasonable estimate (the "Estimate") of what the total amount of Building Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "Estimated Excess") as calculated by comparing the Building Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Building Direct Expenses for the Base Year. Landlord shall use commercially reasonable efforts to deliver such Estimate Statement to Tenant on or before May 1 following the end of the Expense Year to which such Estimate Statement relates. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Additional Rent under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, within thirty (30) days after receipt of the Estimate Statement, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the second to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant. Throughout the Lease Term Landlord shall maintain books and records with respect to Building Direct Expenses in accordance with generally accepted real estate accounting and management practices, consistently applied.

        4.5    Taxes and Other Charges for Which Tenant Is Directly Responsible.

          4.5.1    Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

          4.5.2    If the premises improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part

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thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which premises improvements conforming to Landlord's "building standard" in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above; provided, however, Landlord's "building standard" shall be reasonably established vis-à-vis the customary level of premises improvements for Comparable Buildings in the Comparable Area (as such terms are defined in Exhibit G to this Lease).

          4.5.3    Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

        4.6    Tenant's Payment of Certain Taxes.    Notwithstanding anything to the contrary contained in this lease, in the event that, at any time during the first (1st) [***] years of the initial Lease Term, any sale, refinancing, or change in ownership of the Building is consummated (specifically excluding, however, a change in ownership due to a "Portfolio Sale," as that term is defined below, and a change in ownership to a lender resulting from a foreclosure or a deed-in-lieu of foreclosure), and as a result thereof, and to the extent that in connection therewith, the Building or Project is reassessed (the "Reassessment") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, then the terms and conditions of this Section 4.6 shall apply to such Reassessment of the Building or Project. For purposes of this Section 4.6, a "Portfolio Sale" shall mean a sale or other transfer of all or any portion of the Building together with one or more other properties located outside of the Project; provided, however, during the first [***] Lease Years, a Portfolio Sale shall only be deemed to have occurred if the total value of all the properties included in such transaction is equal to or greater than [***].

          4.6.1    The Tax Increase.    For purposes of this Article 4, the term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which (i) is attributable to the initial assessment of the value of the Project, the base, shell and core of the Building or the premises improvements located in the Building; (ii) is attributable to assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment; (iii) is attributable to the annual inflationary increase of real estate taxes, but not in excess of two percent (2.0%) per annum, or (iv) is attributable to Tax Expenses incurred during the Base Year (calculated without regard to the effect of Proposition 8).

          4.6.2    Protection.    During the first (1st) [***] years of the initial Lease Term, Tenant shall not be obligated to pay that portion of the Tax Increase relating to any Reassessment of the Building or Project.

          4.6.3    Landlord's Right to Purchase the Proposition 13 Protection Amount Attributable to a Particular Reassessment.    The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the Lease Term in connection with a particular Reassessment pursuant to the terms and conditions of Section 4.6, shall be sometimes referred to hereafter as a "Proposition 13 Protection Amount." If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the

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  Lease Year in which the Reassessment will occur, the terms and conditions of this Section 4.6.3 shall apply to each such Reassessment. Upon Notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the "Applicable Reassessment"), at any time during the first (1st) [***] years of the Lease Term, by paying to Tenant an amount equal to the "Proposition 13 Purchase Price," as that term is defined in this Section 4.6.3, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event pursuant to which such successor of Landlord became the Landlord under this Lease. As used herein, "Proposition 13 Purchase Price" shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount attributable to each remaining Lease Year (as though the portion of such Proposition 13 Protection Amount benefited Tenant at the end of each Lease Year), as the amounts to be discounted, and (ii) by using discount rates for each amount to be discounted equal to (A) the average rates of yield for United States Treasury Obligations with maturity dates as close as reasonably possible to the end of each Lease Year during which the portions of the Proposition 13 Protection Amount would have benefited Tenant, which rates shall be those in effect as of Landlord's exercise of its right to purchase, as set forth in this Section 4.6.3, plus (B) two percent (2%) per annum. Upon such payment of the Proposition 13 Purchase Price, the provisions of Section 4.6.2 of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, then when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, then upon Notice by Landlord to Tenant, Landlord shall promptly pay to Tenant the amount of such underestimation, and if Landlord overestimates the Proposition 13 Purchase Price, then upon Notice by Landlord to Tenant, Rent next due shall be increased by the amount of such overestimation.

        4.7    Landlord's Books and Records.    Upon Tenant's written request given not more than [***] months after Tenant's receipt of a Statement for a particular Expense Year, and provided that Tenant is not then in monetary default or material non-monetary default under this Lease beyond the applicable notice and cure period provided in this Lease, Landlord shall furnish Tenant with such reasonable supporting documentation in connection with said Building Direct Expenses as Tenant may reasonably request. Landlord shall provide said information to Tenant within sixty (60) days after Tenant's written request therefor. Within [***] months after receipt of a Statement by Tenant (the "Review Period"), if Tenant disputes the amount of Additional Rent set forth in the Statement, an independent certified public accountant (which accountant (A) is a member of a nationally or regionally recognized accounting firm, and (B) is not working on a contingency fee basis), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Statement at Landlord's corporate office (located in either San Diego County or Los Angeles County), provided that Tenant is not then in monetary default or material non-monetary default under this Lease (beyond any applicable notice and cure periods) and Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, as the case may be. In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within the Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant (the "Accountant") selected by Landlord and subject to Tenant's reasonable approval; provided that if such determination by the

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Accountant proves that Direct Expenses were overstated by more than five percent (5%), then the cost of the Accountant and the cost of such determination shall be paid for by Landlord. Tenant hereby acknowledges that Tenant's sole right to inspect Landlord's books and records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this Section 4.7, and Tenant hereby waives any and all other rights pursuant to applicable law to inspect such books and records and/or to contest the amount of Direct Expenses payable by Tenant.

ARTICLE 5

USE OF PREMISES

        5.1    Permitted Use.    Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion; provided, however, that Landlord shall use its reasonable discretion in determining whether a particular use is within the parameters of the Permitted Use.

        5.2    Prohibited Uses.    The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) communications firms such as radio and/or television stations. Tenant shall not allow occupancy density of use of the Premises which is greater than the occupancy density that can be reasonably supported by the Building Systems (taking into consideration any supplemental systems installed by Tenant) or which would result in the use of more Project parking spaces than provided to Tenant under the terms of this Lease (taking into consideration any offsite parking programs enacted by Tenant). Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect; provided, however, Landlord shall not enforce, change or modify the Rules and Regulations in a discriminatory manner and Landlord agrees that the Rules and Regulations shall not be unreasonably modified or enforced in a manner which will unreasonably interfere with the normal and customary conduct of Tenant's business. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or unreasonably annoy them or use or allow the Premises to be used for any unlawful or reasonably objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

        5.3    CC&Rs.    Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Project (including, but not limited to, the prohibition against using all or any portion of the Premises as a school). Additionally, Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions (the "CC&Rs") which Landlord, in Landlord's discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such CC&Rs; provided, however, any such future CC&Rs shall not materially and adversely affect Tenant's use or occupancy of the Premises for the Permitted Use nor any of Tenant's rights hereunder. Landlord hereby acknowledges that general office use does not violate the CC&R's. Landlord shall have the right to require Tenant to execute and acknowledge, within fifteen (15) business days of a request by Landlord, a "Recognition of Covenants, Conditions, and Restriction," in a form substantially similar to that attached hereto as Exhibit F, agreeing to and acknowledging the CC&Rs.

ARTICLE 6

SERVICES AND UTILITIES

        6.1    Standard Tenant Services.    Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

          6.1.1    Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning ("HVAC") when necessary for normal comfort for normal office use in the Premises from 7:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 9:00 A.M. to 1:00 P.M. (collectively, the "Building Hours"), except for the date of observation of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion, other locally or nationally recognized holidays (collectively, the "Holidays"); provided, however, Landlord acknowledges that, pursuant to Tenant's requirements, in no event shall Holidays include Martin Luther King Day, Columbus Day or Veterans Day. The daily time periods identified hereinabove are sometimes referred to as the "Business Hours."

          6.1.2    Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as more specifically set forth on Schedule 3 to Exhibit B, attached hereto. Tenant shall pay directly to the utility company pursuant to the utility company's separate meters, the cost of all electricity provided to and/or consumed in the Premises (including normal and excess consumption and including the cost of electricity to operate the HVAC air handlers), which electricity shall be separately metered (as described above). Landlord may designate the electricity utility provider from time to time.

          6.1.3    As part of Operating Expenses, Landlord shall replace lamps, starters and ballasts for Building standard lighting fixtures within the Premises. In addition, Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

          6.1.4    Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes, and for the Building's life safety systems.

          6.1.5    Landlord shall provide janitorial services to the Premises five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with Comparable Buildings in the vicinity of the Project.

          6.1.6    Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, shall have one elevator available at all other times, except on the Holidays.

        Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

        6.2    Overstandard Tenant Use.

          6.2.1    Generally.    Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the Premises, which may substantially affect the temperature otherwise maintained by the air conditioning system unless [***], then Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. Tenant's use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

          6.2.2    HVAC.    Tenant shall be provided access to the HVAC controls for the Premises, which shall be operable on a floor-by-floor basis. If, for any floor of the Premises, Tenant uses HVAC in excess of [***] cumulative hours during any calendar week of the Lease Term, such excess-hours of HVAC shall be provided to Tenant subject to Tenant's payment to Landlord of an amount reasonably determined by Landlord to be directly attributable to increased wear and tear on existing Building Systems caused by such excess use; provided, however, promptly following Tenant's request therefore, Landlord shall provide reasonable backup documentation in support of Landlord's determination of such excess-hours charge; provided further, however, Tenant's use of HVAC on any floor of the Building (for hours other than the normal and customary business hours maintained by Tenant) shall be for a minimum of [***] consecutive hours per such use. As of the execution of this Lease, the excess-hours charge is anticipated to total approximately [***] per floor per hour. Amounts payable by Tenant to Landlord for such excess-hours use shall be deemed Additional Rent and shall be paid within thirty (30) days after Tenant's receipt of an invoice therefor.

        6.3    Interruption of Use.    Except as otherwise provided in Section 3.2 or elsewhere in this Lease, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, except as otherwise provided in Section 3.2 or elsewhere in this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

        6.4    [***]

ARTICLE 7

REPAIRS

        Landlord shall maintain in first-class condition and operating order and keep in good repair and condition the structural portions of the Building, including the foundation, floor/ceiling slabs, roof structure (as opposed to roof membrane), curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), fire stairs, parking areas, landscaping, exterior Project signage, stairwells, elevator cab, men's and women's washrooms, Building mechanical, electrical and telephone closets, and all common and public areas (collectively, "Building Structure") and the Base Building mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems which were not constructed by Tenant Parties (collectively, the "Building Systems") and the Common Areas. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to repair the Building Structure and/or the Building Systems to the extent caused due to Tenant's use of the Premises for other than normal and customary business office operations, unless and to the extent such damage is covered by insurance carries or required to be carried by Landlord pursuant to Article 10 and to which the waiver of subrogation is applicable (such obligation to the extent applicable to Tenant as qualified and conditioned will hereinafter be defined as the "BS/BS Exception"). Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

or floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term, but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS Exception. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, but such obligation shall not extend to the Building Structure and the Building Systems except (i) pursuant to the BS/BS Exception, and/or (ii) for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, after written notice to Tenant and Tenant's failure to repair within five (5) days thereafter, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project, and to be reasonably consistent with similar percentages paid for such services by tenant in the Comparable Buildings) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses paid to third parties arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. . Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree; provided, however, except for (i) emergencies, (ii) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, or (iii) repairs which are the obligation of Tenant hereunder, any such entry into the Premises by Landlord shall be performed in a manner so as not to materially interfere with Tenant's use of, or access to, the Premises; provided that, with respect to items (ii) and (iii) above, Landlord shall use commercially reasonable efforts to not materially interfere with Tenant's use of, or access to, the Premises. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATIONS

        8.1    Landlord's Consent to Alterations.    Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than ten (10) business days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following five (5) business days notice to Landlord, but without Landlord's prior consent, to the extent that such Alterations do not (i) adversely affect the Building Systems, Building Structure, or the exterior appearance of the Building, or structural aspects of the Building, or (ii) adversely affect the value of the Premises or Building (the "Cosmetic Alterations"). The construction of the initial improvements to the Premises shall be governed by the terms of the Work Letter Agreement and not the terms of this Article 8.

        8.2    Manner of Construction.    Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors reasonably approved by Landlord, and the requirement that upon Landlord's timely request (as more particularly set forth in Section 8.5, below), Tenant shall, at

Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of San Diego, all in conformance with Landlord's construction rules and regulations; provided, however, that prior to commencing to construct any Alteration (other than Cosmetic Alterations), Tenant shall meet with Landlord to discuss Landlord's design parameters and code compliance issues. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "Base Building" shall include the structural portions of the Building, and the public restrooms, elevators, fire stairwells and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy and an electronic copy of the "as built" drawings of the Alterations, to the extent such Alterations are of a type for which as-built plans are generally prepared, as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

        8.3    Payment for Improvements.    If payment is made directly to contractors, Tenant shall (i) comply with Landlord's requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors, and (ii) sign Landlord's standard contractor's rules and regulations. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord an amount equal to five percent of the cost of such work to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work.

        8.4    Construction Insurance.    In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, if the cost of any Alteration is reasonably expected to exceed [***], in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. For purposes of determining the cost of an Alteration, work done in phases or stages shall be considered part of the same Alteration, and any Alteration shall be deemed to include all trades and materials involved in accomplishing a particular result.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        8.5    Landlord's Property.    Landlord and Tenant hereby acknowledge and agree that (i) all Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant (subject to the provisions of Section 8.6, below) and shall be and become part of the Premises and the property of Landlord, and (ii) the Improvements to be constructed in the Premises pursuant to the TCCs of the Work Letter Agreement shall, upon completion of the same, be and become a part of the Premises and the property of Landlord; provided, however, Tenant may remove any Alterations, improvements (excluding the Improvements), fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for by any Improvement Allowance funds, provided that Tenant repairs any and all damage to the Premises or the Building caused in whole or in part by such removal, and returns the affected portion of the Building or the Premises to an as-improved building standard condition, as reasonably approved by Landlord. Furthermore, Landlord may, by written notice to Tenant, at least sixty (60) days prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove any Alterations or improvements located within the Premises, to repair any damage to the Premises and Building caused by such removal, and to return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord; provided, however, if, in connection with its notice to Landlord with respect to any such Alterations (including any Cosmetic Alterations), (x) Tenant requests Landlord's decision with regard to the removal of such Alterations or Cosmetic Alterations, and (y) Landlord thereafter agrees in writing to waive the removal requirement when approving (or, if applicable, following notification of) such Alterations or Cosmetic Alterations, then Tenant shall not be required to so remove such Alterations or Cosmetic Alterations; provided further, however, that if Tenant requests such a determination from Landlord and Landlord, within ten (10) business days following Landlord's receipt of such request from Tenant with respect to Alterations or Cosmetic Alterations, fails to address the removal requirement with regard to such Alterations or Cosmetic Alterations, Landlord shall be deemed to have agreed to waive the removal requirement with regard to such Alterations or Cosmetic Alterations. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises, and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord, then Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

        8.6    Mid-Term Improvement Allowance.    To the extent Tenant is not then in economic or material, non-economic default under this Lease (beyond any applicable notice and cure periods), then Tenant may, upon written notice to Landlord given no later than April 1, 2014 (the "Improvement Allowance Election Notice"), elect to cause Landlord to provide an allowance (in an amount to be set forth in such Improvement Allowance Election Notice) for the cost of the design and construction of certain mid-term Alterations intended to enhance the then-existing condition of the Premises (the "Mid-Term Improvement Allowance"); provided, however, that the amount of such Mid-Term Improvement Allowance shall (i) be disbursed by Landlord following July 1, 2014 upon receipt of invoices for such costs, reasonable backup documentation and conditional lien releases relating to the items covered by such invoices, (ii) be an amount equal to an even number of United States Dollars (as opposed to fractions of United States Dollars), and (iii) in no event exceed the amount set forth in Section 14 of the Summary. In the event Tenant exercises its right to use all or any portion of the Mid-Term Improvement Allowance, then Tenant shall deliver to Landlord, on or before July 1, 2014, a letter of credit, in the form attached to the Lease as Exhibit H and subject to the terms and conditions of Article 21 of the Lease, in an amount equal to [***], which letter of credit shall be held by Landlord pursuant to the terms of Article 21 of the Lease. The rights contained in this Section 8.6 shall be personal to the Original Tenant, and may only be exercised by the Original Tenant (and not any assignee, sublessee or other Transferee of the Original Tenant's interest in this Lease).

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

ARTICLE 9

COVENANT AGAINST LIENS

        Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) business days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.

ARTICLE 10

INSURANCE

        10.1    Indemnification and Waiver.    To the extent not prohibited by law and except as otherwise expressly provided herein, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the TCCs of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or willful misconduct of Landlord or any Landlord Party. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Landlord shall indemnify, defend, protect, and hold harmless Tenant, its partners, and their respective officers, agents, servants, employees, and independent contractors (collectively, "Tenant Parties") from any and all loss, cost, damage, expense and liability (including without limitation reasonable attorneys' fees) arising from the gross negligence or willful misconduct of Landlord in, on or about the Project (excluding the Premises), except to the extent caused by the negligence or willful misconduct of the Tenant Parties. Notwithstanding anything to the contrary set forth in this Lease, either party's agreement to indemnify the other party pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by such party pursuant to the provisions of this Lease. In addition, either party's agreement to indemnify the other party as set forth in this Section 10.1 shall be ineffective to the extent the matters for which such party agreed to indemnify the other party are covered by insurance required to be carried by the non-indemnifying party pursuant to this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease or incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Project, but Tenant shall not be responsible for any direct or consequential damages resulting from Landlord's or contractor's acts in connection with the completion by Landlord of the premises improvements in the Premises pursuant to the Work Letter Agreement or Landlord's ownership or removal of any Alterations that are not required to be removed by Tenant pursuant to Article 8, above.

        10.2    Landlord's Fire, Casualty and Liability Insurance.

          10.2.1    Landlord shall maintain Commercial/Comprehensive General Liability Insurance with respect to the Building during the Lease Term covering claims for bodily injury, personal injury and property damage in the Common Areas and with respect to Landlord's activities in the Premises.

          10.2.2    Landlord shall insure the Building and Landlord's remaining interest in the Improvements and Alterations with a policy of Physical Damage Insurance including building ordinance coverage, written on a standard Causes of Loss—Special Form basis (against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism, and malicious mischief, sprinkler leakage, water damage and special extended coverage), covering the full replacement cost of the Base Building, Premises and other improvements (including coverages for enforcement of Applicable Laws requiring the upgrading, demolition, reconstruction and/or replacement of any portion of the Building as a result of a covered loss) without deduction for depreciation.

          10.2.3    Landlord shall maintain Boiler and Machinery/Equipment Breakdown Insurance covering the Building against risks commonly insured against by a Boiler & Machinery/Equipment Breakdown policy and such policy shall cover the full replacement costs, without deduction for depreciation.

          10.2.4    The foregoing coverages shall contain commercially reasonable deductible amounts from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine.

          10.2.5    Additionally, at the option of Landlord, such insurance coverage may include the risk of (i) earthquake, (ii) flood damage and additional hazards, (iii) a rental loss endorsement for a period of up to two (2) years, (iv) one or more loss payee endorsements in favor of holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building, or any portion thereof.

          10.2.6    Notwithstanding the foregoing provisions of this Section 10.2, the coverage, amounts, and corresponding deductibles of insurance carried by Landlord in connection with the Building shall be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings, and Worker's Compensation and Employer's Liability

  coverage as required by applicable law. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

        10.3    Tenant's Insurance.    Tenant shall maintain the following coverages in the following amounts.

          10.3.1    Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease. Landlord shall be named as an additional insured as their interests may appear using form CG2011 or its comparable. An endorsement showing that Tenant's coverage is primary and any insurance carried by Landlord shall be excess and noncontributing. Such insurance shall (i) name Landlord, and any other party the Landlord so specifies that has a material financial interest in the Project as an additional insured, including Landlord's managing agent, if any, and (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease. Liability limits shall not be less than:

Bodily Injury and Property Damage Liability	$5,000,000 each occurrence
$5,000,000 annual aggregate, or any combination of primary insurance and excess insurance
Personal Injury Liability	$5,000,000 each occurrence
$5,000,000 annual aggregate, or any combination of primary insurance and excess insurance
0% Insured's participation

          10.3.2    Property Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Improvements," as that term is defined in Section 2.1 of the Work Letter Agreement, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "Original Improvements"), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion.

          10.3.3    Worker's Compensation or other similar insurance pursuant to all applicable state and local statutes and regulations, and Employer's Liability Insurance or other similar insurance pursuant to all applicable state and local statutes and regulations, with minimum limits of One Million and No/100 Dollars ($1,000,000.00) per employee and One Million and No/100 Dollars ($1,000,000.00) per occurrence.

          10.3.4    Commercial Automobile Liability Insurance covering all owned, hired, or non-owned vehicles with the following limits of liability: One Million Dollars ($1,000,000.00) combined single limit for bodily injury and property damage.

          10.3.5    Business Interruption, loss of income and extra expense insurance in such amounts as will reimburse Tenant for actual direct or indirect loss of earnings for up to one (1) year attributable to the risks outlined in Section 10.3.2, above.

        10.4    Form of Policies.    The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (ii) be in form and content reasonably acceptable to Landlord; and (iii) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord, the identity of whom has been provided to Tenant in writing. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, after written notice to Tenant and Tenant's failure to obtain such insurance within five (5) business days thereafter, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within thirty (30) days after delivery to Tenant of bills therefor.

        10.5    Subrogation.    Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

        10.6    Additional Insurance Obligations.    Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord. Notwithstanding the foregoing, Landlord's request shall only be considered reasonable if such increased coverage amounts and/or such new types of insurance are consistent with the requirements of a majority of Comparable Buildings, and Landlord shall not so increase the coverage amounts or require additional types of insurance during the first five (5) years of the Lease Term and thereafter no more often than one time in any five (5) year period.

ARTICLE 11

DAMAGE AND DESTRUCTION

        11.1    Repair of Damage to Premises by Landlord.    Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, which are consistent with the character of the Project and which are reasonably approved by Tenant, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the "Landlord Repair Notice") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Improvements and any Alterations installed in the Premises and shall return such Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Improvements and Alterations installed in the Premises and shall return such Improvements and Original Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work subject to Tenant's reasonable approval. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, and the Premises are not occupied by Tenant as a result thereof, then during the time and to the extent the Premises are unfit for occupancy, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Premises which is unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Premises. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

        11.2    Landlord's Option to Repair.    Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within ninety (90) days after the date of discovery of the damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord's insurance policies; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; or (v) the damage occurs during the last twelve (12) months of the Lease Term. Notwithstanding the foregoing, if Landlord elects to terminate this Lease pursuant to item (i), above, then Tenant may, by delivering written notice to Landlord within ten (10) business days following Tenant's receipt of Landlord's termination notice, negate Landlord's termination right by irrevocably agreeing to pay for all overtime costs and other premiums required in order to complete the repairs within the two hundred seventy (270) days set forth above. If Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within two hundred seventy

(270) days after being commenced, Tenant may elect not later than ninety (90) days after the date of Tenant's receipt of Landlord's reasonable estimate, in writing, of the time required to effectuate such repairs, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. Furthermore, if neither Landlord nor Tenant has terminated this Lease, and the repairs are not actually completed within such 270-day period, Tenant shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than ten (10) business days following the end of each such month. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days. Notwithstanding the provisions of this Section 11.2, Tenant shall have the right to terminate this Lease under this Section 11.2 to the extent each of the following conditions is satisfied: (a) the damage to the Project by fire or other casualty was not caused by the gross negligence or intentional act of Tenant or its partners or subpartners and their respective officers, agents, servants, employees, and independent contractors; (b) Tenant is not then in monetary default or material non-monetary default under this Lease; (c) as a result of the damage, Tenant cannot reasonably conduct business from the Premises; and, (d) as a result of the damage to the Project, Tenant does not occupy or use the Premises at all. In the event this Lease is terminated in accordance with the terms of this Section 11.2, Tenant shall pay to Landlord (or to any party designated by Landlord) a portion of the insurance proceeds payable to Tenant under Tenant's insurance required under items (ii) and (iii) of Section 10.3.2 of this Lease, which portion shall be equal to [***].

        11.3    Waiver of Statutory Provisions.    The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

ARTICLE 12

NONWAIVER

        No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

ARTICLE 13

CONDEMNATION

        If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

        14.1    Transfers.    Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen (15) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord's standard Transfer documents in connection with the documentation of such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's reasonable review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, not to exceed [***] for a Transfer in the ordinary course of business, within thirty (30) days after written request by Landlord.

        14.2    Landlord's Consent.    Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

          14.2.1    The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

          14.2.2    The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3    The Transferee is either a governmental agency or instrumentality thereof, and such Transferees occupancy in the Project may cause issues (in terms of [***];

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          14.2.4    The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

          14.2.5    The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

          14.2.6    Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent (provided, however, that Tenant may assign or sublease space to an occupant of the Project to the extent Landlord cannot meet such occupant's space needs), or (ii) is negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the [***]-month period immediately preceding the Transfer Notice; or

          14.2.7    The Transferee does not intend to occupy at least [***] of the Premises and conduct its business therefrom for a substantial portion of the term of the Transfer.

        If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant's business including, without limitation, loss of profits, however occurring) or a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent.

        14.3    Transfer Premium.    If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord [***] percent ([***]%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent and other economic concessions reasonably provided to the Transferee, (iii) any brokerage commissions and reasonable legal fees and costs in connection with the Transfer, (iv) any lease takeover costs incurred by Tenant in connection with the Transfer, (v) any costs of advertising the space which is the subject of

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

the Transfer, and (vi) any review and processing fees paid to Landlord in connection with such Transfer (collectively, the "Transfer Costs"). "Transfer Premium" shall also include, but not be limited to, (vii) key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and (y) any payment in excess of fair market value for (1) services rendered by Tenant to Transferee, or (2) for tangible assets (as opposed to intellectual property), fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. In the calculations of the Rent (as it relates to the Transfer Premium calculated under this Section 14.3), the Rent paid during each annual period for the Subject Space shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all Transfer Costs. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

        14.4    Landlord's Option as to Subject Space.    Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within fifteen (15) days after receipt of any Transfer Notice, to recapture the Subject Space; provided, however, if Landlord exercises its right to recapture the Subject Space, then Tenant shall have the right, by giving written notice to Landlord within fifteen (15) days after receipt of Landlord recapture notice, to rescind its Transfer Notice, in which event Tenant shall not proceed with the Transfer contemplated by the Transfer Notice and Landlord's recapture notice shall be null and void. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

        14.5    Effect of Transfer.    If Landlord consents to a Transfer, (i) the TCCs of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five percent (5%), Tenant shall pay Landlord's costs of such audit.

        14.6    Additional Transfers.    For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of more than fifty percent (50%) or more of the partners, or transfer of more than fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of more than fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of more than fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

        14.7    Occurrence of Default.    Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person.

        14.8    Non-Transfers.    Notwithstanding anything to the contrary contained in this Article 14, (i) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), (ii) an assignment of the Premises to an entity which acquires all or substantially all of the assets or interests (partnership, stock or other) of Tenant, (iii) an assignment of the Premises to an entity which is the resulting entity of a merger or consolidation of Tenant, or (iv) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant's stock on a nationally-recognized stock exchange, and the subsequent sale of Tenant's capital stock as long as Tenant is a publicly traded company on a nationally-recognized stock exchange, shall not be deemed a Transfer under this Article 14, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such affiliate, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease or otherwise effectuate any "release" by Tenant of such obligations. The transferee under a transfer specified in items (i), (ii) or (iii) above shall be referred to as a "Permitted Transferee." "Control," as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND
REMOVAL OF TRADE FIXTURES

        15.1    Surrender of Premises.    No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

        15.2    Removal of Tenant Property by Tenant.    Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16

HOLDING OVER

        If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to the product of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) a percentage equal to [***] during the first two (2) months immediately following the expiration or earlier termination of the Lease Term, and [***] thereafter. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

ARTICLE 17

ESTOPPEL CERTIFICATES

        Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other factual information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same periods of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender.

ARTICLE 18

SUBORDINATION

        This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Landlord's delivery to Tenant of a commercially reasonable non-disturbance agreement(s) (the "Nondisturbance Agreement") in favor of Tenant from any such ground lessor, mortgage holders or lien holders of Landlord who later come into existence at any time prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant's agreement to be bound by the terms and conditions of this Article 18. Subject to Tenant's receipt of a Nondisturbance Agreement, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to, subject to the terms of the applicable Nondisturbance Agreement, attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the TCCs of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within five (5) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

ARTICLE 19

DEFAULTS; REMEDIES

        19.1    Events of Default.    The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1    Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) business days after notice; or

          19.1.2    Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default, but in no event exceeding a period of time in excess of ninety (90) days after written notice thereof from Landlord to Tenant; or

          19.1.3    To the extent permitted by law, a general assignment by Tenant or any guarantor of this Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

          19.1.4    Abandonment, pursuant to California Civil Code Section 1951.3, of the Premises by Tenant; or

          19.1.5    The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than five (5) business days after notice from Landlord; or

          19.1.6    Tenant's default under the terms and conditions of the 13480 Lease (beyond any applicable notice and cure periods).

        The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

        19.2    Remedies Upon Default.    Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1    Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

            (a)   The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

            (b)   The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (c)   The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (d)   Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

            (e)   At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

        The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(a) and (b), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate. As used in Section 19.2.1(c), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2    Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3    Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

        19.3    Subleases of Tenant.    Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

        19.4    Form of Payment After Default.    Following the occurrence of [***] defaults by Tenant in any eighteen (18) consecutive month time period, Landlord shall have the right to require

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that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

        19.5    Efforts to Relet.    No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

        19.6    Landlord Default.    Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity. Any award from a court or arbitrator in favor of Tenant requiring payment by Landlord which is not paid by Landlord within the time period directed by such award, may be offset by Tenant from Rent next due and payable under this Lease; provided, however, Tenant may not, [***]; provided further, however, [***].

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

        Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other TCCs, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the TCCs, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

LETTER OF CREDIT

        21.1    Delivery of Letter of Credit.    Within five (5) business days following the full execution and delivery of this Lease by and between Tenant and Landlord, Tenant shall deliver to Landlord, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease, an irrevocable and unconditional negotiable standby letter of credit (the "Letter of Credit"), in the form attached hereto as Exhibit H and containing the terms required herein, payable in either the City of San Diego or the City of Los Angeles (both, California), running in favor of Landlord and issued by a solvent, nationally recognized bank with a long term rating of BBB or higher, under the supervision of the Superintendent of Banks of the State of California, or a national banking association, in the amount set forth in Section 8 of the Summary (the "Letter of Credit Amount"). The Letter of Credit shall (i) be "callable" at sight, irrevocable and unconditional, (ii) be maintained in effect, whether through renewal or extension, for the period from the Lease Commencement Date and continuing until the date (the "LC

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Expiration Date") that is one hundred twenty (120) days after the expiration of the Lease Term, and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least sixty (60) days prior to the expiration of the Letter of Credit then held by Landlord, without any action whatsoever on the part of Landlord, (iii) be fully assignable by Landlord, its successors and assigns, (iv) permit partial draws and multiple presentations and drawings, and (v) be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same (the "Bank")) shall be acceptable to Landlord, in Landlord's sole discretion. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit if any of the following shall have occurred or be applicable: (A) such amount is due to Landlord under the terms and conditions of this Lease, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, "Bankruptcy Code"), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (D) the Bank has notified Landlord that the Letter of Credit will not be renewed or extended through the LC Expiration Date. The Letter of Credit will be honored by the Bank regardless of whether Tenant disputes Landlord's right to draw upon the Letter of Credit.

        21.2    Transfer of Letter of Credit.    The Letter of Credit shall also provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer (one or more times) all or any portion of its interest in and to the Letter of Credit to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease. In the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, [***], execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer; provided that Landlord shall be responsible for paying the Bank's transfer and processing fees in connection therewith up to an amount equal to [***] (the "L-C Transfer Cap"), and Tenant shall pay be responsible for paying the Bank's transfer and processing fees in excess of the L-C Transfer Cap.

        21.3    Application of Letter of Credit.    Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any breach or default on the part of Tenant under this Lease or the 13480 Lease. If Tenant shall breach any provision of this Lease or the 13480 Lease (or otherwise be in default hereunder or thereunder), Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the Letter of Credit, in part or in whole, to cure any breach or default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant's breach or default of this Lease or the 13480 Lease, including, but not limited to, all damages or rent due upon termination of this Lease pursuant to Section 1951.2 of the California Civil Code. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease, by the 13480 Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon the Letter of Credit. No condition or term of this Lease or the 13480 Lease shall be deemed to render the Letter of Credit

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conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that (i) the Letter of Credit constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

        21.4    Letter of Credit not a Security Deposit.    Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

ARTICLE 22

        [***]

ARTICLE 23

SIGNS

        23.1    Interior Signage.    Subject to Landlord's reasonable prior written approval, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

        23.2    Prohibited Signage and Other Items.    Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Except as provided in Section 23.3, Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

        23.3    Tenant's Signage.    Tenant shall be entitled to install the following signage in connection with Tenant's lease of the Premises (collectively, the "Tenant's Signage"):

  (i)
  All available exterior signage to the extent allowed pursuant to Applicable Laws and the CC&R's, including without limitation any Building-top signage identifying Tenant's name or logo located at the top of the Building, and any "eyebrow" signage located at the main entrance of the Building; and

  (ii)
  A pro-rata share of the monument signage located within the Project. Tenant hereby acknowledges and agrees that Landlord may, at Landlord's sole cost and expense, place a standard "owned and managed" sign on such Building Monument Sign [***].

          23.3.1    Specifications and Permits.    Tenant's Signage shall set forth Tenant's name and logo as determined by Tenant in its sole discretion; provided, however, in no event shall Tenant's Signage

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include an "Objectionable Name," as that term is defined in Section 23.3.2, of this Lease. The graphics, materials, color, design, lettering, lighting, size, illumination, specifications and exact location of Tenant's Signage (collectively, the "Sign Specifications") shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be consistent and compatible with the quality and nature of the Project. For purposes of this Section 23.3.1, the reference to "name" shall mean name and/or logo. In addition, Tenant's Signage shall be subject to Tenant's receipt of all required governmental permits and approvals and shall be subject to all Applicable Laws and to any CC&Rs affecting the Project. Landlord shall use commercially reasonable efforts to assist Tenant in obtaining all necessary governmental permits and approvals for Tenant's Signage. Tenant hereby acknowledges that, notwithstanding Landlord's approval of Tenant's Signage, Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary governmental approvals and permits for Tenant's Signage. In the event Tenant does not receive the necessary governmental approvals and permits for Tenant's Signage, Tenant's and Landlord's rights and obligations under the remaining TCCs of this Lease shall be unaffected.

          23.3.2    Objectionable Name.    To the extent Tenant desires to change the name and/or logo set forth on Tenant's Signage, such name and/or logo shall not have a name which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of the Comparable Buildings (an "Objectionable Name"). The parties hereby agree that the following names shall be deemed not to constitute an Objectionable Name: Bridgepoint Education; Ashford Edu.; Ashford.Edu; Ashford Education; Ashford University; Rockies.Edu; University of the Rockies; BPE; UOR; Bridgepoint; Centerleaf; and Centerleaf Partners.

          23.3.3    Termination of Right to Tenant's Signage.    Except as expressly identified in Sections 23.3(i) and (ii) , the rights contained in this Section 23.3 shall be personal to Original Tenant, its Permitted Transferees and/or any Approved Assignee, and may only be exercised and maintained by such parties (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) to the extent (x) they are not in monetary or material non-monetary default under this Lease (beyond any applicable notice and cure period) and (y) if they occupy at least fifty percent (50%) of the entire Premises.

          23.3.4    Cost and Maintenance.    The costs of the actual signs comprising Tenant's Signage and the installation, design, construction, and any and all other costs associated with Tenant's Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Tenant; provided that the costs and fees associated with the initial installation, design, and construction of such Tenant's Signage may, at Tenant's option, be deemed "FF&E," as that term is set forth in Section 2.2.5 of the Work Letter Agreement. Should Tenant's Signage require repairs and/or maintenance, as determined in Landlord's reasonable judgment, Landlord shall have the right to provide Notice thereof to Tenant and Tenant (except as set forth above) shall cause such repairs and/or maintenance to be performed within ten (10) business days after receipt of such Notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer than ten (10) business days to perform, Tenant shall commence such repairs and/or maintenance within such ten (10) business day period and shall diligently prosecute such repairs and maintenance to completion. Should Tenant fail to perform such repairs and/or maintenance within the periods described in the immediately preceding sentence, Landlord shall, upon the delivery of an additional five (5) business days' prior written notice, have the right to cause such work to be performed and to charge Tenant as Additional Rent for the cost of such work. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, cause Tenant's Signage to be removed and shall cause the areas in which such Tenant's Signage was located to be restored to the condition existing immediately prior to the placement of such Tenant's Signage (excepting normal wear and tear caused by the sun, rain and other elements to which such Tenant's Signage is exposed). If Tenant fails to timely remove such Tenant's Signage or to restore the areas in which such Tenant's Signage was located, as provided in the immediately preceding sentence, then Landlord may perform such work, and all costs incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within thirty (30) days after Tenant's receipt of an invoice therefor. The TCCs of this Section 23.3.4 shall survive the expiration or earlier termination of this Lease.

          23.3.5    [***]

ARTICLE 24

COMPLIANCE WITH LAW

        Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (collectively, "Applicable Laws"). At its sole cost and expense, Tenant shall promptly comply with all such Applicable Laws which relate to (i) Tenant's use of the Premises for non-general office use, (ii) the Alterations or Improvements in the Premises, or (iii) the Base Building, but, as to the Base Building, only to the extent such obligations are triggered by Tenant's Alterations, the Improvements, or use of the Premises for non-general office use. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Base Building and the Common Areas, provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would expose Tenant to liability to any of its employees, subtenants, invitees or customers, or any governmental or quasi-governmental authority, or would unreasonably and materially affect the safety of Tenant's employees, subtenants, invitees, or customers, or create a significant health hazard for Tenant's employees. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent consistent with the terms of Section 4.2.4, above.

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ARTICLE 25

LATE CHARGES

        If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, then Tenant shall pay to Landlord a late charge equal to [***] percent ([***]%) of the overdue amount plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder; provided, however, with regard to the first [***] such failures in any [***] month period, Landlord will waive such late charge to the extent Tenant cures such failure within five (5) business days following Tenant's receipt of written notice from Landlord that the same was not received when due. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at the "Interest Rate." For purposes of this Lease, the "Interest Rate" shall be an annual rate equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release Publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published), plus four (4) percentage points, and (ii) the highest rate permitted by applicable law.

ARTICLE 26

LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

        26.1    Landlord's Cure.    All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

        26.2    Tenant's Reimbursement.    Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

        Landlord reserves the right at all reasonable times (during Building Hours with respect to items (i) and (ii) below) and upon at least twenty-four (24) hours prior notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers, or during the last twelve (12) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

alterations, repairs or improvements to the Building or the Building's systems and equipment; provided, however, Tenant may elect to have a representative accompany Landlord during any such entry; provided further, however, Landlord shall not be required to delay any such entry due to the unavailability of a Tenant representative. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform regularly scheduled services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes; provided, however, except for (w) taking possession of the Premises due to any breach of this Lease, (x) emergencies, (y) repairs, alterations, improvements or additions required by governmental or quasi-governmental authorities or court order or decree, or (z) repairs which are the obligation of Tenant hereunder, any such entry shall be performed in a manner so as not to unreasonably interfere with Tenant's use of the Premises and shall be performed after normal business hours if reasonably practical. With respect to items (y) and (z) above, Landlord shall use commercially reasonable efforts to not materially interfere with Tenant's use of, or access to, the Premises. Except as otherwise set forth in Section 3.2, Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

ARTICLE 28

TENANT PARKING

        Landlord and Tenant hereby acknowledge and agree that Tenant's parking rights in the Project are set forth in the 13480 Lease, and, therefore, Tenant shall not have parking rights pursuant to the terms of this Lease. Notwithstanding the immediately preceding sentence, if the 13480 Lease is terminated for any reason, but this Lease remains in full force and effect, then Tenant shall have the parking rights granted to Tenant pursuant to the terms and condition of Article 28 of the 13480 Lease, provided that (i) the number of parking passes that Landlord is required to provide Tenant shall be 581, (ii) such parking passes shall be at the same ratio of covered to non-covered parking as required under Article 28 of the 13480 Lease, and (iii) Tenant shall not have the exclusive use of Parking Structure A.

ARTICLE 29

MISCELLANEOUS PROVISIONS

        29.1    Terms; Captions.    The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

        29.2    Binding Effect.    Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

        29.3    No Air Rights.    No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

        29.4    Modification of Lease.    Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

        29.5    Transfer of Landlord's Interest.    Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease that accrues after the effective date of the transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of such transfer, provided such transferee shall have fully assumed in writing all obligations of this Lease to be performed by Landlord after the date of such transfer, including the return of any Security Deposit, and Tenant shall attorn to such transferee. In addition, Landlord shall be released from all liability that accrues prior to the date of such transfer if such transferee assumes such liability in writing. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

        29.6    Prohibition Against Recording.    Except as provided in Section 29.4 of this Lease, neither Landlord nor Tenant shall record this Lease, but upon request by Tenant, Landlord shall execute and deliver to Tenant, for Tenant to record, a Memorandum of Lease in the form attached hereto as Exhibit J (the "Memorandum"). Within 10 days after the expiration or earlier termination of this Lease, Tenant shall enter into such documentation as is reasonably required by Landlord to remove the memorandum of record. The terms of this Section 29.6 shall survive the expiration or earlier termination of this Lease.

        29.7    Landlord's Title.    Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

        29.8    Relationship of Parties.    Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

        29.9    Application of Payments.    Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

        29.10    Time of Essence.    Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

        29.11    Partial Invalidity.    If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

        29.12    No Warranty.    In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

        29.13    Landlord Exculpation.    The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the equity interest of Landlord in the Building. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Notwithstanding any contrary provision in Lease, Landlord agrees (i) that the partners, shareholders, principals and members of Tenant shall have no personal liability in respect of (or arising out of or relating to) the obligations of Tenant under this Lease; and (ii) to look only to assets of Tenant for satisfaction of Landlord's remedies arising out of the obligations of Tenant under this Lease, and that no property or assets of any partner, shareholder, principal or member of Tenant shall be subject to levy, execution or other enforcement procedure for satisfaction of Landlord's remedies arising out of such obligations; provided, however nothing herein shall prevent Landlord from obtaining, entering and enforcing a judgment against, from and out of the assets of Tenant with respect to any obligations of Tenant under this Lease. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

        29.14    Entire Agreement.    It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

        29.15    Right to Lease.    Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

        29.16    Force Majeure.    Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant's obligations under Articles 5 and 24 of this Lease (collectively, a "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

        29.17    Waiver of Redemption by Tenant.    Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

        29.18    Notices.    All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("Mail"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

Kilroy Realty, L.P. c/o Kilroy Realty Corporation 12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064 Attention: Legal Department
with copies to:
Kilroy Realty Corporation 12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064 Attention: Mr. John Fucci
and

Kilroy Realty Corporation 13500 Evening Creek Drive North, Suite 130 San Diego, California 92128 Attention: Mr. Michael Nelson
and
Allen Matkins Leck Gamble Mallory & Natsis LLP 1901 Avenue of the Stars, Suite 1800 Los Angeles, California 90067 Attention: Anton N. Natsis, Esq.

        29.19    Joint and Several.    If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

        29.20    Authority.    If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant's state of incorporation and (ii) qualification to do business in California.

        29.21    Attorneys' Fees.    In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

        29.22    Governing Law; WAIVER OF TRIAL BY JURY.    This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

        29.23    Submission of Lease.    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        29.24    Brokers.    Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the Brokers pursuant to the terms of separate commission agreements. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

        29.25    Independent Covenants.    This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

        29.26    Project or Building Name and Signage.    Landlord shall have the right at any time to change the name of the Project or Building. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

        29.27    Counterparts.    This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

        29.28    Confidentiality.    Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

        29.29    Transportation Management.    Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

        29.30    Building Renovations.    It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Work Letter Agreement. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project, the Building and/or the Premises including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building.

Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions.

        29.31    No Violation.    Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

        29.32    Communications and Computer Lines.    Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "Lines") at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior written consent, use an experienced and qualified contractor reasonably approved by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord's reasonable opinion, (iii) the Lines therefor (including riser cables) shall be (x) appropriately insulated to prevent excessive electromagnetic fields or radiation, (y) surrounded by a protective conduit reasonably acceptable to Landlord, and (z) identified in accordance with the "Identification Requirements," as that term is set forth hereinbelow, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Tenant shall remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant's name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4') outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines' termination point(s) (collectively, the "Identification Requirements"). Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time (1) are in violation of any Applicable Laws, (2) are inconsistent with then-existing industry standards (such as the standards promulgated by the National Fire Protection Association (e.g., such organization's "2002 National Electrical Code")), or (3) otherwise represent a dangerous or potentially dangerous condition.

        29.33    Hazardous Substances.

          29.33.1    Definitions.    For purposes of this Lease, the following definitions shall apply: "Hazardous Material(s)" shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the "Environmental Laws," as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity. "Environmental Laws" shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to (i) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any Hazardous Materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

          29.33.2    Compliance with Environmental Laws.    Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the TCCs of Article 24 of this Lease. Tenant represents and warrants that, except as herein set forth, it will not use, store or dispose of any Hazardous Materials in or on the Premises. However, notwithstanding the preceding sentence, Landlord agrees that Tenant may use, store and properly dispose of commonly available household cleaners and chemicals to maintain the Premises and Tenant's routine office operations (such as printer toner and copier toner) (hereinafter the "Permitted Chemicals"). Landlord and Tenant acknowledge that any or all of the Permitted Chemicals described in this paragraph may constitute Hazardous Materials. However, Tenant may use, store and dispose of same, provided that in doing so, Tenant fully complies with all Environmental Laws.

          29.33.3    Landlord's Right of Environmental Audit.    Landlord may, upon reasonable notice to Tenant, be granted access to and enter the Premises no more than once annually to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord's sole expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of Hazardous Materials in violation of Environmental Laws, or provides recommendations or suggestions to prohibit the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises, or to comply with any Environmental Laws, Tenant shall promptly, at Tenant's sole expense, comply with such recommendations or suggestions, including, but not limited to performing such additional investigative or subsurface investigations or remediation(s) as recommended by such inspector or auditor. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated, or permitted any violations of any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and Tenant must reimburse Landlord for the reasonable cost or fees incurred for such as Additional Rent.

          29.33.4    Indemnifications.    Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials to the extent such liability, obligation, damage or costs was a result of actions caused or permitted by Landlord or a Landlord Party. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys' fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials or breach of any provision of this section, to the extent such liability, obligation, damage or costs was a result of actions caused or permitted by Tenant or a Tenant Party.

        29.34    Development of the Project.

          29.34.1    Subdivision.    Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

          29.34.2    The Other Improvements.    If portions of the Project or property adjacent to the Project (collectively, the "Other Improvements") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project, provided that in no event shall any such actions by Landlord result in any increased Rent, or any costs or charges upon Tenant, or otherwise materially and adversely affect Tenant's right or obligations under this Lease. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

          29.34.3    Construction of Project and Other Improvements.    Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets (except as specifically set forth in this Lease) in connection with such construction. Furthermore, provided that Landlord employs commercially reasonable efforts to minimize interference with the conduct of Tenant's business, Tenant hereby waives any claims of constructive eviction which may arise in connection with such construction.

        29.35    No Discrimination.    Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

        29.36    [***]

[signature page to follow]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

"LANDLORD":
KILROY REALTY, L.P., a Delaware limited partnership
By:	Kilroy Realty Corporation, a Maryland corporation, General Partner

By:	/s/ Jeffrey C. Hawken

Its:	Executive Vice President Chief Operating Officer

By:	/s/ Nadine K. Kirk

Its:	Vice President Legal Administration

"TENANT":
BRIDGEPOINT EDUCATION, INC a Delaware corporation

By:	/s/ Andrew Clark

Its:	CEO

By:	/s/ Daniel J. Devine

Its:	CFO

EXHIBIT A

KILROY SABRE SPRINGS

[Floor Plan]

Building 13500 Floor 1

[Floor Plan]

Building 13500 Floor 2

[Floor Plan]

Building 13500 Floor 3

[Floor Plan]

Building 13500 Floor 4

[Floor Plan]

Building 13500 Floor 5

[Floor Plan]

Building 13500 Floor 6

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EXHIBIT B

KILROY SABRE SPRINGS

WORK LETTER AGREEMENT

        This Work Letter shall set forth the terms and conditions relating to the construction of the improvements in the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Work Letter is attached as Exhibit B and of which this Work Letter forms a part, and all references in this Work Letter to Sections of "this Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Work Letter.

        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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SCHEDULE 1 TO EXHIBIT B

BUILDING STANDARDS

        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

EXHIBIT C

KILROY SABRE SPRINGS

NOTICE OF LEASE TERM DATES

To:

	Re:	Office Lease dated , 200 between , a ("Landlord"), and , a ("Tenant") concerning Suite on floor(s) of the office building located at , , California.
Gentlemen:
In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:
	1.	The Lease Term shall commence on or has commenced on for a term of ending on .
	2.	Rent commenced to accrue on , in the amount of .
3.
If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.
	4.	Your rent checks should be made payable to at .
	5.	The exact number of rentable/usable square feet within the Premises is square feet.
	6.	Tenant's Share as adjusted based upon the exact number of usable square feet within the Premises is %.

[signature page to follow]

1

"Landlord":
,
a
By:
Its:

Agreed to and Accepted as of , 200 .
"Tenant":

a
By:
Its:

2

EXHIBIT D

KILROY SABRE SPRINGS

RULES AND REGULATIONS

[[NOTE: FOLLOWING ARE FOR SINGLE-TENANT BUILDINGS]]

        Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project; provided, however, in no event shall Landlord enforce such Rules and Regulations in a discriminatory manner to the detriment of Tenant. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

        1.     Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

        2.     The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

        3.     No advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

        4.     Tenant shall not exceed the load requirements of any floor of the Premises.

        5.     Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material, except in compliance with applicable law. Tenant shall maintain material safety data sheets for any Hazardous Material used or kept on the Premises.

        6.     Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises to the extent the same is noticeable in the Common Areas of the Project or which affects other tenants of the project. Tenant shall not throw anything out of doors, windows or skylights.

        7.     No cooking shall be done or permitted on the Premises (unless Tenant receives Landlord's prior written approval to install a cafeteria for its employees in the Premises), nor shall the Premises be used for lodging. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

        8.     Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

        9.     Tenant, its employees and agents shall not loiter in any Common Areas for the purpose of smoking tobacco products or for any other purpose. Furthermore, in no event shall Tenant, its

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employees or agents smoke tobacco products within the Building or within two hundred feet (200‘) of any entrance into the Building or into any other Project building.

        10.   Tenant shall store all its trash and garbage within the interior of the Premises or in the appropriate external trash area(s) for the Building. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in San Diego, California without violation of any law or ordinance governing such disposal; provided, however, Tenant may maintain separate trash enclosures for the storage of non-conforming disposal items to the extent Tenant satisfies and complies with any applicable laws or other governmental regulations relating to the storage and disposal thereof. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

        11.   Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        12.   Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord.

        13.   Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord vis-à-vis the operation of the Project which are not inconsistent with the TCCs of the Lease.

        14.   Tenant must comply with any applicable "NO-SMOKING" ordinance of the State of California, County of San Diego and/or City of San Diego. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building.

        15.   Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

        16.   No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

        17.   No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

        Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary (relative to a building occupied solely by one tenant) for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein; provided, however, Landlord shall not make any new Rules and

2

Regulations, or change any Rule and Regulation, which would materially and adversely affect Tenant's use, occupancy or access to the Premises, the Building, or the Project parking areas. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project; provided, however, in no event shall Landlord enforce such Rules and Regulations in a discriminatory manner to the detriment of Tenant. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

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EXHIBIT E

KILROY SABRE SPRINGS

FORM OF TENANT'S ESTOPPEL CERTIFICATE

        The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of                                     , 200   by and between                                      as Landlord, and the undersigned as Tenant, for Premises on the                                      floor(s) of the office building located at                                     ,                                     , California                                     , certifies as follows:

        1.     Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

        2.     The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on                                     , and the Lease Term expires on                                     , and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

        3.     Base Rent became payable on                                     .

        4.     The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

        5.     Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

        6.     Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord's mortgagee.

        7.     All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through                                     . The current monthly installment of Base Rent is $                                    .

        8.     All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

        9.     No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

        10.   As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

        11.   If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

        12.   There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

        13.   Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

        14.   To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

1

        The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

        Executed at                                      on the            day of                                     , 200  .

"Tenant":
, a

By:

Its:

By:

Its:

2

EXHIBIT F

KILROY SABRE SPRINGS

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ALLEN MATKINS LECK GAMBLE
    & MALLORY LLP
1901 Avenue of the Stars, 18th Floor
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.

RECOGNITION OF COVENANTS,
CONDITIONS, AND RESTRICTIONS

        This Recognition of Covenants, Conditions, and Restrictions (this "Agreement") is entered into as of the __ day of _______, 200__, by and between _________________ ("Landlord"), and _________________ ("Tenant"), with reference to the following facts:

        A.    Landlord and Tenant entered into that certain Office Lease Agreement dated _______, 200__ (the "Lease"). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the "Premises") located in an office building on certain real property described in Exhibit A attached hereto and incorporated herein by this reference (the "Property").

        B.    The Premises are located in an office building located on real property which is part of an area owned by Landlord containing approximately __ (__) acres of real property located in the City of _____ _______, California (the "Project"), as more particularly described in Exhibit B attached hereto and incorporated herein by this reference.

        C.    Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the "Declaration"), dated _________________, 200__, in connection with the Project.

        D.    Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

        NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,

        1.    Tenant's Recognition of Declaration.    Notwithstanding that the Lease has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

        2.     Miscellaneous.

          2.1   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.

          2.2   This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

          2.3   This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no

1

  other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

          2.4   This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

          2.5   In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys' fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

          2.6   All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

          2.7   If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different form those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

          2.8   Time is of the essence of this Agreement.

          2.9   The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.

          2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.

2

 SIGNATURE PAGE OF RECOGNITION OF

COVENANTS, CONDITIONS AND RESTRICTIONS

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

"Landlord":
________________________________, a ______________________________

By:	___________________________________

Its:	______________________________

"Tenant":
________________________________, a ______________________________

By:	___________________________________

Its:	______________________________

By:	___________________________________

Its:	______________________________

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EXHIBIT G

KILROY SABRE SPRINGS

MARKET RENT DETERMINATION FACTORS

        When determining Market Rent, the following rules and instructions shall be followed.

        1.    RELEVANT FACTORS.    [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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EXHIBIT H

KILROY SABRE SPRINGS

FORM OF LETTER OF CREDIT

(Letterhead of a money center bank
acceptable to the Landlord)

FAX NO. [( ) - ] SWIFT: [Insert No., if any]	[Insert Bank Name And Address]
DATE OF ISSUE:
BENEFICIARY: [Insert Beneficiary Name And Address]	APPLICANT: [Insert Applicant Name And Address]
LETTER OF CREDIT NO.
EXPIRATION DATE: AT OUR COUNTERS	AMOUNT AVAILABLE: USD [Insert Dollar Amount] (U.S. DOLLARS [Insert Dollar Amount])

LADIES AND GENTLEMEN:

        WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.                                      IN YOUR FAVOR FOR THE ACCOUNT OF [Insert Tenant's Name], A [Insert Entity Type] ("TENANT"), UP TO THE AGGREGATE AMOUNT OF USD [Insert Dollar Amount] ([Insert Dollar Amount] U.S. DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING ON (Expiration Date) AVAILABLE BY PAYMENT UPON PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON [Insert Bank Name] WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

        1.     THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

        2.     BENEFICIARY'S SIGNED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF [Insert Landlord's Name], A [Insert Entity Type] ("LANDLORD") STATING THE FOLLOWING:

  "THE UNDERSIGNED HEREBY CERTIFIES THAT FUNDS IN THE AMOUNT OF USD                     ARE NOW DUE AND OWING BY TENANT UNDER THE LANDLORD UNDER THE LEASE (DEFINED BELOW) HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD                     IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE "LEASE"),

  BY AND BETWEEN [Insert Landlord's Name], A [Insert Entity Type] ("LANDLORD"), AND [Insert Tenant's Name], A [Insert Entity Type] ("TENANT", AS AMENDED (COLLECTIVELY, THE "LEASE"), OR SUCH AMOUNT CONSTITUTES DAMAGES OWING BY TENANT THE TENANT UNDER SUCH LEASE TO BENEFICIARY RESULTING FROM THE TENANT'S BREACH OF THE SUCH LEASE BY THE TENANT THEREUNDER, AND SUCH AMOUNT REMAINS UNPAID AT THE TIME OF THIS DRAWING."

OR

  "THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]'S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO.                      AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF

1

  CREDIT WITHIN AT LEAST SIXTY (60) DAYS PRIOR TO THE PRESENT EXPIRATION DATE."

OR

  "THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                     AS THE RESULT OF TENANT'S THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

OR

  "THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO.                      AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED AGAINST TENANT UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

SPECIAL CONDITIONS:

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING. [Please Provide The Required Forms For Review, And Attach As Schedules To The Letter Of Credit.]

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

ALL BANKING CHARGES OTHER THAN ISSUING BANK'S ARE FOR THE APPLICANT'S ACCOUNT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRATION DATE WE SEND YOU NOTICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO EXTEND THIS CREDIT FOR ANY SUCH ADDITIONAL PERIOD. SAID NOTICE WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY RECEIPTED MAIL OR COURIER. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE. IN NO EVENT, AND WITHOUT FURTHER NOTICE FROM OURSELVES, SHALL THE EXPIRATION DATE BE EXTENDED BEYOND A FINAL EXPIRATION DATE OF (Expiration Date).

THIS LETTER OF CREDIT MAY BE TRANSFERRED SUCCESSIVELY IN WHOLE OR IN PART ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED TRANSFEREE ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH ALL APPLICABLE U.S. LAWS AND REGULATIONS. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S) IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM (AVAILABLE UPON

2

REQUEST) AND PAYMENT OF OUR CUSTOMARY TRANSFER FEES BY BENEFICIARY. IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY'S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE'S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR.

ALL DRAFTS REQUIRED UNDER THIS STANDBY LETTER OF CREDIT MUST BE MARKED: "DRAWN UNDER [Insert Bank Name] STANDBY LETTER OF CREDIT NO.                     ."

WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AT OR PRIOR TO [Insert Time—(e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SUCCEEDING BUSINESS DAY. IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AFTER [Insert Time—(e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. IF THE EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE. PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT TO OUR FACSIMILE NUMBER, [Insert Fax Number—(            )              -            ], ATTENTION: [Insert Appropriate Recipient], WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER [Insert Telephone Number—(            )              -            ] OR TO SUCH OTHER FACSIMILE OR TELEPHONE NUMBERS, AS TO WHICH YOU HAVE RECEIVED WRITTEN NOTICE FROM US AS BEING THE APPLICABLE SUCH NUMBER. WE AGREE TO NOTIFY YOU IN WRITING, BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OF ANY CHANGE IN SUCH DIRECTION. ANY FACSIMILE PRESENTATION PURSUANT TO THIS PARAGRAPH SHALL ALSO STATE THEREON THAT THE ORIGINAL OF SUCH SIGHT DRAFT AND LETTER OF CREDIT ARE BEING REMITTED, FOR DELIVERY ON THE NEXT BUSINESS DAY, TO [Insert Bank Name] AT THE APPLICABLE ADDRESS FOR PRESENTMENT PURSUANT TO THE PARAGRAPH PRECEDING THIS ONE.

        WE HEREBY ENGAGE WITH YOU THAT ALL DOCUMENT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT OUR OFFICE LOCATED AT [Insert Bank Name], [Insert Bank Address], ATTN: [Insert Appropriate Recipient], ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT, (Expiration Date).

        IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A DUPLICATE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED

3

REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF.

        EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES" (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).

Very truly yours,

(Name of Issuing Bank)

By:

4

EXHIBIT I

        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

EXHIBIT J

SHORT FORM OF MEMORANDUM OF LEASE

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Sheppard Mullin Richter & Hampton LLP
12275 El Camino Real, Suite 200
San Diego, CA 92130
Attention: Michael R. Leake, Esq.

 SHORT FORM OF MEMORANDUM OF LEASE

        THIS SHORT FORM OF MEMORANDUM OF LEASE is entered into as of the 31st day of January, 2008, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and BRIDGEPOINT EDUCATION, INC., a Delaware corporation ("Tenant"), who agree as follows.

        1.    Terms and Premises.    Landlord leases to Tenant, and Tenant leases from Landlord, that certain six (6)-story building (the "Building") located at 13500 Evening Creek Drive North, San Diego, California 92128, which Building contains approximately 147,533 rentable square feet of space (the "Premises"), located on the real property legally described on Schedule 1 attached hereto and incorporated herein by this reference, for the term and in accordance with the provisions of that certain Lease by and between Landlord and Tenant, dated as of the date hereof (the "Lease"). The provisions of the Lease are hereby incorporated herein.

        2.    Certain Express Lease Terms.    As more particularly set forth in the referenced sections of the Lease, Tenant enjoys the following rights pursuant to the terms and conditions of the Lease: (i) an initial Lease Term of nine (9) years and one (1) month, which initial Lease Term is to commence on July 1, 2009, as more particularly set forth in the Lease, and (ii) two (2) options to extend the Lease Term for the entire Premises each by a period of five (5) years, as more particularly set forth the Lease.

        3.    Provisions Binding on Parties.    The provisions of the Lease to be performed by Landlord or Tenant, whether affirmative or negative in nature, are intended to and shall bind or benefit the respective parties hereto and their assigns or successors, as applicable, at all times.

        4.    Purpose of Short Form of Memorandum of Lease.    This Short Form of Memorandum of Lease is prepared solely for purposes of recordation, and in no way modifies the provisions of the Lease.

LANDLORD	KILROY REALTY, L.P., a Delaware limited partnership
	By:	Kilroy Realty Corporation, a Maryland corporation, General Partner

By:

Its:

By:

Its:

TENANT	BRIDGEPOINT EDUCATION, INC., a Delaware corporation

By:

Its:

By:

Its:

2

 ACKNOWLEDGMENT

State of California	)
County of	)

        On                                      , before me,                                                                                                         ,

                                                                                                  (insert name and title of the officer)

personally appeared                                                                                                                                                , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

Signature                                                                                                                                (Seal)

3

 ACKNOWLEDGMENT

State of California	)
County of	)

        On                                      , before me,                                                                                                         ,

                                                                                                  (insert name and title of the officer)

personally appeared                                                                                                                                                , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

        WITNESS my hand and official seal.

Signature                                                                                                                                (Seal)

4

SCHEDULE 1

LEGAL DESCRIPTION

        Parcel 2 of Parcel Map No. 19990 in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County May 05, 2006, as Instrument No. 2006-0319756 of Official Records.

1

        The following contains the documents related to Sublease Agreement # 1

 [***]
OFFICE LEASE

[***]

as Landlord,

and

[***]

as Tenant

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

i

 SUMMARY OF BASIC LEASE INFORMATION

        This Summary of Basic Lease Information ("Summary") is hereby incorporated into and made part of the attached Office Lease Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term In the event of conflict between the terms of this Summary and the Office Lease the terms of the Office Lease shall prevail Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

TERMS OF LEASE (References are to the Office Lease)		DESCRIPTION
1.	Date:	September 3, 2004
2.	Landlord:	[***]
3.	Address of Landlord Section 24.19:	[***]
4.	Tenant:	[***]
5.	Address of Tenant Section 24.19:	[***]
	With a copy to:	[***]
and
[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

TERMS OF LEASE (References are to the Office Lease)			DESCRIPTION
6.	Premises (Article 1)
	6.1	Premises:
Approximately 48882 rentable and 44125 usable square feet of space located on the entire second (2nd) and third (3rd) floors of the Building as defined below consisting of (i) approximately 23102 rentable and 20602 usable square feet of space located on the entire second 2d floor of the Building and (ii) approximately 25780 rentable and 23523 usable square feet of space located on the entire third 3rd floor of the Building all as set forth in Exhibit attached hereto
	6.2	Building:	The Premises are located in "Building No. 1" (sometimes referred to herein as the "Building") whose address is 1350 Evening Creek Drive, San Diego, California
7.	Term (Article 2):
	7.1	Lease Term:	Five years and six months
	7.2	Lease Commencement Date:
The earlier of (i) the date Tenant commences business operations in the Premises, or (ii) fifteen (15) days after the date the Premises are Ready for Occupancy (as defined in the Tenant Work Letter attached hereto as Exhibit B), which Lease Commencement Date is anticipated to be December 7, 2004.
	7.3	Lease Expiration Date:	The last day of the month in which the sixty-sixth (66th) month anniversary of the Lease Commencement Date occurs.
	7.4	Amendment to Lease:	Landlord and Tenant may confirm the Lease Commencement Date and Lease Expiration Date in an Amendment to Lease (Exhibit C) to be executed pursuant to Article 2 of the Office Lease.

TERMS OF LEASE (References are to the Office Lease)		DESCRIPTION
8.	Base Rent (Article 3):

Months of Lease Term	Annual Base Rent	Monthly Installment of Base Rent		Monthly Rental Rate per Rentable Square Foot
1 - 12	*$ [***]	$	[***]	$	[***]
13 - 24	$ [***]	$	[***]	$	[***]
25 - 36	$ [***]	$	[***]	$	[***]
37 - 48	$ [***]	$	[***]	$	[***]
49 - 60	$ [***]	$	[***]	$	[***]
61 - 66	$ [***]	$	[***]	$	[***]

*
Subject to abatement as provided in Article 3 of the Office Lease.

9.	Additional Rent Article
	9.1	Expense Base Year:	Calendar year 2005.
	9.2	Tax Expense Base Year:	Calendar year 2005.
	9.3	Utilities Base Year:	Calendar year 2005.
	9.4	Tenant's Share of Operating Expenses Tax Expenses and Utilities Costs:	34.69% (48,882 rentable square feet within the Premises/140,915 rentable square feet within the Building).
10.	Security Deposit (Article 20):		None.
11.	Parking (Article 23):		[***] parking passes for every [***] usable square feet of the Premises.
12.	Brokers (Section 24.25):		CB Richard Ellis represents Landlord and Corporate Real Estate Advisors/Cushman & Wakefield represents Tenant.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 OFFICE LEASE

        This Office Lease, which includes the preceding Summary and the exhibits attached hereto and incorporated herein by this reference (the Office Lease the Summary and the exhibits to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section of the Summary, is made by and between [***] ("Landlord"), and [***] ("Tenant").

ARTICLE 1

REAL PROPERTY, BUILDING AND PREMISES

        1.1    Real Property Building and Premises.

          1.1.1    Premises.    Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.1 of the Summary (the "Premises"), which Premises are located in the Building defined in Section 6.2 of the Summary constructed on the Real Property. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto.

          1.1.2    Building and Real Property/Project.    The Building is part of multi-office building project ("Project") constructed on the Real Property (as defined below) known as [***] which also includes an additional office building located adjacent to the Building at 13500 Evening Creek Drive, San Diego, California ("Building II"). Building I and Building II are sometimes collectively referred to herein as the "Buildings." The Project may contain an additional office building that may be constructed on the Real Property and located adjacent to the Buildings ("Adjacent Building"). The term "Real Property," as used in this Lease, shall mean, collectively, (i) the Buildings, (ii) the Adjacent Building (if and when constructed), (iii) any outside plaza areas, walkways, driveways, courtyards, public and private streets, transportation facilitation areas and other improvements and facilities now or hereafter constructed surrounding and/or servicing the Buildings and the Adjacent Building (if and when constructed), including parking structures and surface parking facilities now or hereafter servicing the Buildings, the Adjacent Building (if and when constructed) and any other buildings which may be constructed within the Project (collectively, the "Parking Facilities"), which are designated from time to time by Landlord as common areas (or parking facilities, as the case may be) appurtenant to or servicing the Buildings, the Adjacent Building (if and when constructed) and any such other buildings; (iv) any additional buildings, improvements, facilities, parking areas and structures and common areas which Landlord (and/or any common area association formed by Landlord or Landlord's assignee for the Project) may add thereto from time to time within or as part of the Project; provided, however, that no such additions .shall materially and adversely interfere with Tenant's permitted use of the Premises (as described in Article 5 below) or unreasonably interfere with Tenant's access to the Premises or the Building (including Tenant's access to the Parking Facilities); and (iv) the land upon which any of the foregoing are situated. The site plan depicting the current configuration of the Real Property and proposed Project is set forth in Exhibit A-1 attached hereto. Notwithstanding the foregoing or anything contained in this Lease to the contrary, (1) Landlord has no obligation to expand or otherwise make any improvements within the Project, including, without limitation, the Adjacent Building. or any of the outside plaza areas, walkways, driveways, courtyards, public and private streets. transportation facilitation areas and other improvements and facilities which may be depicted on Exhibit A-1 attached hereto (as the same may be modified by Landlord from time to time without notice to Tenant, unless said modifications will unreasonably affect Tenant's access to the Premises and/or Parking Facilities, in which case, Landlord shall endeavor to give Tenant ten (10) days prior notice of the same), other than Landlord's obligations set forth in the Tenant Work Letter to construct the Base, Shell and Core of the Building, and the initial Tenant Improvements for the Premises pursuant to the provisions of the Tenant Work Letter, and (2) Landlord shall have the right from time to time to include or exclude any improvements or facilities within the Project, at Landlord's sole election, as more particularly set forth in Section 1.1.3 below. Subject to

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

(i) all of the terms and conditions of this Lease, including the Rules and Regulations attached hereto as Exhibit D, (ii) Force Majeure events, (iii) Landlord's commercially reasonable security requirements so long as the same does not unreasonably interfere with Tenant's use of the Premises, and (iv) the requirements of applicable Laws (as defined in Section 5.1 below), Tenant shall have access to the Premises and the Parking Facilities twenty-four (24) hours per day, seven (7) days per week throughout the Lease Term.

        1.1.3    Tenant's and Landlord's Rights.    Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located within the Building, and the non-exclusive use of the areas located on the Real Property designated by Landlord from time to time as common areas for the Building; provided, however, that (i) Tenant's use thereof shall be subject to (A) the provisions of any covenants, conditions and restrictions regarding the use thereof now or hereafter recorded against the Real Property, and (B) such reasonable, non-discriminatory rules, regulations and restrictions as Landlord may make from time to time (which shall be provided in writing to Tenant), and (ii) except as otherwise provided in Section 24.31 below, Tenant may not go on the roof of Building without Landlord's prior consent (which may be withheld in Landlord's sole and absolute discretion) and without otherwise being accompanied by representative of Landlord. Landlord reserves the right from time to time to use any of the common areas of the Real Property, and the roof, risers and conduits of the Building for telecommunications and/or any other purposes, and to do any of the following: (1) make any changes, additions, improvements, repairs and/or replacements In or to the Real Property or any portion or elements thereof, including, without limitation, (x) changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways, public and private streets, plazas, courtyards, transportation facilitation areas and common areas, parking spaces, parking structures and parking areas, and (y) expanding or decreasing the size of the Real Property and any common areas and other elements thereof, including adding or deleting buildings thereon and therefrom; (2) close temporarily any of the common areas while engaged in making repairs, improvements or alterations to the Real Property; (3) form common area association or associations under covenants, conditions and restrictions to own, manage, operate, maintain, repair and/or replace all or any portion of the landscaping driveways, walkways, parking areas, public and private streets, plazas, courtyards, transportation facilitation areas and/or other common areas located outside of the Building and, subject to Article 4 below, include the common area assessments, fees and taxes charged by the association(s) and the cost of maintaining, managing, administering and operating the association(s), in Direct Expenses; and (4) perform such other acts and make such other changes with respect to the Real Property as Landlord may, in the exercise of good faith business judgment, deem to be appropriate; provided, however, that Landlord agrees to exercise its rights under this Section 1.1.3 so as not to materially and/or adversely interfere with Tenant's use of and access to the Premises (including Tenant's parking rights hereunder; and provided further that any such action be in accordance with the covenants, conditions and restrictions referred to in Section 5.1) below. Landlord, as part of Operating Expenses, agrees to maintain the common areas of the Real Property in first-class manner consistent with other first-class office buildings in the Central San Diego County area.

        1.2    Condition of Premises.    Except as expressly set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its "As Is" condition on the Lease Commencement Date; provided, however, in the event that, as of the Lease Commencement Date, the Tenant Improvements (as defined in Exhibit B), in their condition existing as of such date without regard to Tenant's use of the Premises, and based solely on an unoccupied basis, (A) does not comply with applicable Laws in effect as of the date hereof, or (B) contains latent defects (not caused by Tenant's acts or omissions), then Landlord shall be responsible, at its sole cost and expense which shall not be included in Operating Expenses (except as otherwise permitted in Section 4.2 hereof), for

2

correcting any such non-compliance to the extent and as and when required by applicable Laws, and/or correcting any such latent defects as soon as reasonably possible after receiving notice thereof from Tenant; provided, however, that if Tenant fails to give Landlord written notice of any such latent defects described in clause (B) hereinabove within twelve (12) months after the Lease Commencement Date, then the correction of any such latent defects shall be Tenant's responsibility at Tenant's sole cost and expense

        1.3    Rentable and Usable Square Feet.    The rentable and usable square feet for the Premises are approximately as set forth in Section 6.1 of the Summary. For purposes hereof, the "usable square feet" of the Premises and the "rentable square feet" of the Premises .and the Buildings and the Adjacent Building in the Project shall be calculated by Landlord pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 ("BOMA"), as modified for the Project pursuant to Landlord's standard rentable area measurements for the Project, to include, among other calculations, portion of the common areas and service areas of the Buildings and the Adjacent Building in the Project. The rentable and usable square feet of the Premises and the rentable square feet of the Building are subject to verification by Landlord's planner/designer at any time after the date hereof and, with respect to any [***] leased by Tenant pursuant to Section 1.4 below, upon the date such [***] is delivered to Tenant or as soon thereafter as reasonably practicable. Any such verification shall be made in accordance with the provisions of this Section 1.3. Tenant's architect may consult with Landlord's planner/designer regarding such verification. Tenant shall have the right, exercisable within one hundred twenty (120) days after the date Landlord gives Tenant written notice of the final measurements of the Premises and the Building (or when appropriate, the [***]), to remeasure the Premises and Building (or when appropriate, the [***]), in accordance with the BOMA Standard and the other terms of this Section 1.3. If Tenant fails to timely elect to remeasure within such 120-day period, then Landlord's measurements shall be conclusive and binding on Tenant. If Tenant's remeasurements differ from Landlord's measurements and Tenant notifies Landlord thereof within such 120-day period, the parties shall, within thirty (30) days thereafter, attempt in good faith to resolve such differences, but if the parties cannot resolve such differences within such 30-day period, the final measurements of the Building and the Premises (and when appropriate, the [***]), shall be resolved pursuant to binding arbitration under the auspices of JAMS/ENDISPUTE (or any successor organization) in San Diego County, California according to the then rules of commercial arbitration for such organization but with reference to the BOMA Standard, and the arbitrators resolving such dispute shall only have jurisdiction to determine the square footage of the Premises and Building in dispute (and when appropriate, the [***]) and shall not have the jurisdiction to modify the terms of this Lease. During the period from the Lease Commencement Date until any dispute regarding the square footage of the Premises and Building is resolved, the rentable and usable square footage amounts set forth in the Summary shall be utilized for all purposes under this Lease. In the event that it is determined pursuant to any remeasurement under this Section 1.3 that the rentable and/or usable square feet of the Premises (and when appropriate, the [***]), and/or the rentable square feet of the Building pursuant to the BOMA Standard, shall be different from the amounts thereof set forth in this Lease, Landlord shall modify all amounts, percentages and figures appearing or referred to in this Lease to conform to such corrected square footage amounts therefor (including, without limitation, the amount of the Base Rent, Tenant's Share of Operating Expenses, Tax Expense and Utilities Costs and the Tenant Improvement Allowance). Any such modifications shall be confirmed in writing by Landlord to Tenant.

        1.4        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

4

        [***]

ARTICLE 2

LEASE TERM; EARLY CANCELLATION RIGHT; OUTSIDE DATE

        2.1    Lease Term.    The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. If Landlord does not deliver possession of the Premises to Tenant on or before the anticipated Lease Commencement Date (as set forth in Section 7.2(ii) of the Summary), Landlord shall not be subject to any liability nor, except as otherwise provided below, shall the validity of this Lease nor the obligations of Tenant hereunder be affected. In the event that the Lease Commencement Date is date which is other than the anticipated Lease Commencement Date set forth in Section 7.2(ii) of the Summary, within reasonable period of time after the date Tenant takes possession of the Premises Landlord shall deliver to Tenant an amendment to lease in the form attached hereto as Exhibit C, attached hereto, setting forth, among other things, the Lease Commencement Date and the Lease Expiration Date, and Tenant shall execute and return such amendment to Landlord within five (5) days after Tenant's receipt thereof provided Tenant approves the contents thereof (which approval shall not be unreasonably withheld).

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

5

        2.2    Tenant's Early Cancellation Right.    Tenant shall have the one (1) time right to terminate and cancel this Lease effective as of the date ("Termination Date") which is the last day of the thirty-sixth (36th) month of the initial Lease Term, which right is contingent upon Tenant paying to Landlord the Termination Consideration (as defined below) in timely manner in accordance with the following provisions of this Section 2.2. To exercise such termination right, Tenant must deliver to Landlord, on or before the date which is nine (9) months prior to the Termination Date, written notice of Tenant's exercise of such right (the "Termination Notice"), along with the Termination Consideration. As used herein, the "Termination Consideration" for the initial Premises leased by Tenant hereunder (and described in Section 6.1 of the Summary attached to the Lease) shall mean an amount equal to [***]. As used herein the "Termination Consideration" for any [***] leased by Tenant pursuant to Section 1.4 of this Lease [***] shall mean an amount equal to the sum of: [***]. If Tenant properly and timely exercises its termination option in this Section 2.2 in strict accordance with the terms hereof, this Lease shall expire at midnight on the Termination Date, and Tenant shall be required to surrender the Premises to Landlord on or prior to the Termination Date in accordance with the applicable provisions of this Lease. The termination right set forth in this Section 2.2 is personal to the Original Tenant and any assignee that is an Affiliate of Original Tenant's entire interest in this Lease pursuant to Section 14.7 of this Lease and may only be executed by the Original Tenant (or such Affiliate assignee, as the case may be) (and not any other assignee, sublessee or other Transferee of Original Tenant's interest or Affiliate assignee's interest (as the case may be) in this Lease).

        2.3    Outside Date; Termination.    In the event that Substantial Completion of the Premises has not occurred by the "Outside Date," which Outside Date shall be that date which is one hundred fifty (150) days after the date Tenant obtains the Permits (as defined in Section 3.4 of the Tenant Work Letter), as such Outside Date may be extended by the number of days of Tenant Delays (as defined in the Tenant Work Letter) and by the number of days of "Force Majeure" delays (as defined in Section 24.17 hereof) then the sole remedy of Tenant shall be the right to deliver notice to Landlord (the "Outside Date Termination Notice") electing to terminate this Lease effective upon receipt of the Outside Date Termination Notice by Landlord (the "Effective Date"). Except as provided hereinbelow, the Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Date and not later than ten (10) business days after the Outside Date. If Tenant delivers the Outside Date Termination Notice to Landlord, then Landlord shall have the right to suspend the Effective Date for period ending twenty (20) days after the original Effective Date. In order to suspend the Effective Date, Landlord must deliver to Tenant, within five (5) business days after receipt of the Outside Date Termination Notice, certificate of the Contractor (as defined in the Tenant Work Letter) certifying that it is such Contractor's best good faith judgment that Substantial Completion of the Premises will occur within twenty (20) days after the original Effective Date. If Substantial Completion of the Premises occurs within said twenty (20) day suspension period, then the Outside Date Termination Notice shall be of no further force and effect; if, however, Substantial Completion of the Premises does not occur within said twenty (20) day suspension period, then this

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

6

Lease shall terminate as of the date of expiration of such twenty (20) day period. If, prior to the Outside Date, Landlord determines that Substantial Completion of the Premises will not occur by the Outside Date, Landlord shall have the right to deliver written notice to Tenant stating Landlord's opinion as to the date by which Substantial Completion of the Premises shall occur and Tenant shall be required, within five (5) business days after receipt of such notice, to either deliver the Outside Date Termination Notice (which will mean that this Lease shall thereupon terminate and shall be of no further force and effect or agree to extend the Outside Date to that date which is set by Landlord. Failure of Tenant to so respond in writing within said five (5) business day period shall be deemed to constitute Tenant's agreement to extend the Outside Date to that date which is set by Landlord. If the Outside Date is so extended, Landlord's right to request Tenant to elect to either terminate this Lease or further extend the Outside Date shall remain and shall continue to remain, with each of the notice periods and response periods set forth above, until the Substantial Completion of the Premises or until this Lease is terminated. Upon termination of this Lease pursuant to this Section 2.3, the parties shall be relieved of all further obligations under this Lease except for those obligations under this Lease which expressly survive the expiration or sooner termination of this Lease.

ARTICLE 3

BASE RENT

        Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in currency or check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever, except as expressly provided for herein. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on day of the month other than the first day of such month or if any rental payment is for period which is shorter than one month, then the rental for any such fractional month shall be proportionate amount of full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on time basis shall be prorated on the same basis.

        Notwithstanding anything to the contrary contained herein and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord hereby agrees to [***] Premises only). During such [***] period, Tenant shall still be responsible for the payment of all of its other monetary obligations under this Lease. In the event of default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Article 19 of this Lease, then as part of the recovery set forth in Article 19 of this Lease, Landlord shall be entitled to the recovery of the monthly Base Rent that was [***] under the provisions of this Article 3; provided, however, that the recoverable amount of monthly Base Rent that was [***] under this Article 3 shall, during each month during the initial Lease Term, be deemed reduced by an amount equal to [***] of such total amount of [***] monthly Base Rent.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

7

 ARTICLE 4

ADDITIONAL RENT

        4.1    Additional Rent.    In addition to paying the Base Rent specified in Article of this Lease, Tenant shall pay as additional rent the sum of the following: (i) Tenant's Share (as such term is defined below) of the annual Operating Expenses allocated to the Building (pursuant to Section 4.3.4 below) which are in excess of the amount of Operating Expenses allocated to the Building and applicable to the Expense Base Year; plus (ii) Tenant's Share of the annual Tax Expenses allocated to the Building pursuant to Section 4.3.4 below) which are in excess of the amount of Tax Expenses allocated to the Building and applicable to the Tax Expense Base Year; plus (iii) Tenant's Share of the annual Utilities Costs allocated to the Building (pursuant to Section 4.3.4 below) which are in excess of the amount of Utilities Costs allocated to the Building and applicable to the Utilities Base Year. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6), shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

        4.2    Definitions.    As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1  "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.2  "Expense Base Year" shall mean the year set forth in Section 9.1 of the Summary.

          4.2.3  "Expense Year" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4  "Operating Expenses" shall, subject to the exclusions described below, mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, including, without limitation, any amounts paid for: (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other "Systems and Equipment" (as defined in Section 4.2.5 of this Lease), and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses and the costs incurred in connection with implementation and operation (by Landlord or any common area association(s) formed for the Project) of any transportation system management program or similar program; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and other costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Real Property; (v) the cost of parking area repair, restoration, and maintenance; (vi) any equipment rental agreements or management agreements (including the cost

8

  of any management fee (not to exceed [***] and the fair rental value of any office space (not exceeding 2,500 rentable square feet) provided thereunder);(vii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (viii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Real Property; (ix) the Cost of janitorial service, alarm and security service, if any, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (x) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Real Property; and (xi) the cost of any capital improvements or other costs (I) which are intended as labor-saving device or to effect other economies in the operation or maintenance of the Real Property, but only to the extent of the cost savings actually resulting therefrom, (II) made to the Real Property or any portion thereof after the Lease Commencement Date that are required under any governmental law or regulation enacted or modified after the Lease Commencement Date, or (III) which are for replacement of exterior perimeter window coverings and of carpeting and wall coverings provided by Landlord in the common areas of the Building, or (IV) which are minor capital expenditures or improvements, where each such improvement or acquisition costs less than [***] in any [***] month period in the aggregate, and the cost of capital tools not in excess of [***] in any [***] month period in the aggregate; provided, however, that any such capital expenditure described in this clause (xi) shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with standard real estate accounting practices. If the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy and are included by Landlord within the Project) are less than [***] percent ([***]%) occupied during all or portion of any Expense Year (including the Expense Base Year), Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year (including the Expense Base Year) or applicable portion thereof employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy and are included by Landlord within the Project) been [***] percent ([***]%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. Landlord hereby agrees that the cost of any new type of insurance coverage which is obtained or effected by Landlord during any Expense Year after the Expense Base Year (but is not obtained or effected during the Expense Base Year) shall be added to the Operating Expenses for the Expense Base Year (but at the rate which would have been in effect during the Expense Base Year or the rate in effect during such subsequent Expense Year, whichever is lower) prior to the calculation of Tenant's Share of Operating Expenses for each such Expenses Year in which such change in insurance is initially obtained or effected. Notwithstanding the foregoing provisions of this Article 4 to the contrary, Landlord will not collect or be entitled to collect Operating Expenses from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Operating Expenses actually paid by Landlord in connection with the operation of the Building and the Real Property, and Landlord shall make no profit from the collection of Operating Expenses.

          Subject to the provisions of Section 4.3.4 below, Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses (and/or Tax Expenses and

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

9

    Utilities Costs) between the Building and/or among different tenants of the Project and/or different buildings of the Real Property as and when such different buildings (including, but not limited to, Building II and the Adjacent Building) are constructed and added to (and/or excluded from) the Real Property or otherwise (the "Cost Pools"). Such Cost Pools may include, without limitation, the office space tenants and retail space tenants of the Real Property or of building or buildings in the Real Property. Such Cost Pools may also include an allocation of certain Operating Expenses (and/or Tax Expenses and Utilities Costs) within or under covenants, conditions and restrictions affecting the Real Property. In addition, Landlord shall have the right from time to time, in its reasonable discretion, to include or exclude existing or future buildings in the Project for purposes of determining Operating Expenses, Tax Expenses and Utilities Costs and/or the provision of various services and amenities thereto, including allocation of Operating Expenses, Tax Expenses and Utilities Costs in any such Cost Pools.

          Notwithstanding anything to the contrary set forth in this Article 4, when calculating Operating Expenses for the Expense Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and costs relating to capital improvements or expenditures.

          Notwithstanding the foregoing, Operating Expenses shall not, however, include: (A) costs of leasing commissions, attorneys' fees, tenant moving expenses, and other costs .and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Real Property; (B) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for tenants (including Tenant) or vacant rentable space; (C) costs incurred due to the violation by Landlord of the terms and conditions of any lease of space in the Real Property; (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Real Property to the extent the same exceeds the costs of overhead and profit increment included in the costs of such services which could be obtained from third parties on competitive basis; (E) except as otherwise specifically provided in this Section 4.2.4, costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Real Property; (F) costs of capital nature for the Real Property, except as specifically set forth in Sections 4.24(x) and (xi) above and clause (I) hereinbelow; (G) costs of repairs and maintenance actually reimbursed by any other party; (H) attorneys' fees and other costs incurred in attempting to collect rent or evict tenants for nonpayment of rent; (I) depreciation, amortization and interest payments (except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard real estate accounting practices, consistently applied, and when depreciation or amortization is permitted or required the item shall be amortized over its reasonably anticipated useful life); (J) costs, including penalties, fines and associated legal expenses, incurred due to the violation by Landlord or any other tenant of the Real Property of applicable Laws, that would not have been incurred but for any such violations by Landlord or any tenant of the Real Property; (K) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Real Property unless such wages and benefits are prorated to reflect time spent on operating and managing the Real Property vis-à-vis time spent on matters unrelated to operating and managing the Real Property; provided, however, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of manager for the Real Property; (L) costs incurred by Landlord for the repair of damage to the Real Property, to the extent that Landlord is reimbursed by insurance proceeds; (M) expenses in connection with services or other benefits which are not

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  provided to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Real Property free of charge; (N) costs of correcting defects in the original construction of the Real Property; (O) tax penalties incurred as result of Landlord's negligence, inability or unwillingness to make payments when due or to file any income tax or informational returns when due; (P) any bad debt loss, rent loss, or reserves for bad debts or rent loss (but Operating Expenses may include reasonable reserves imposed upon the Real Property as part of the assessments under any covenants, conditions and restrictions recorded against the Real Property); (Q) cost of repairs necessitated by the gross negligence of Landlord; (R) advertising and promotional expenditures; (S) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Real Property, including partnership accounting and legal matters; (T) any ground lease rental; (U) costs incurred to comply with applicable Laws with respect to the cleanup, removal, investigation and/or remediation of any Hazardous Materials (as such term is defined in Section 5.1 below) in, on or under the Real Property and/or the Building to the extent such Hazardous Materials are: (1) in existence as of the Lease Commencement Date and in violation of applicable Laws in effect as of the Lease Commencement Date, and were of such nature that federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state and under the conditions that the same existed in the Building or on the Real Property, would have then required removal remediation Or other action with respect to such Hazardous Materials; or (2) introduced onto the Real Property and/or the Building after the Lease Commencement Date by Landlord or any of Landlord's agents, employees, contractors or other tenants in violation of applicable Laws in effect at the date of introduction, and were of such nature that federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state and under the conditions that the same existed in the Building or on the Real Property, would have then required removal remediation or other action with respect to such Hazardous Materials; (V) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (other than the Parking Facilities); (W) any Tax Expenses or Utilities Costs; (X) rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute capital improvement specifically excluded above; (Y) costs (including, without limitation, fines, penalties, interest, and costs of repairs, replacements, alterations and/or improvements) incurred in bringing the Real Property into compliance with building codes and other Laws in effect as of the Lease Commencement Date and as interpreted by applicable governmental authorities as of such date, including, without limitation, any costs to correct building code violations pertaining to the initial design or construction of the Building or any other improvements to the Real Property, to the extent such violations exist as of the Lease Commencement Date under any applicable building codes in effect and as interpreted by applicable governmental authorities as of such date; (Z) costs of acquisition of sculptures, painting and other objects of art (except for maintenance costs with respect thereto); (AA) costs and overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Real Property to the extent the same exceeds typical costs and overhead and profit increment of such goods and/or services rendered by qualified unaffiliated third parties on competitive basis; (BB) costs arising out of the operation management, maintenance or repair of any retail premises in the Project or any other retail areas operated by Landlord or its agents, contractors or vendors to the extent such costs are uniquely attributable (and separately identifiable) to such retail premises or areas at opposed to general office use tenancies or are extraordinary, separately identifiable expenses arising in connection therewith; (CC) costs for which Landlord has been compensated by management fee, to the extent that the inclusion of such costs in Operating Expenses would result in double charge to Tenant; (DD) costs arising from Landlord's charitable or political contributions; (EE) costs of any "tap fees" or any

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  sewer or water connection fees for the benefit of any particular tenant in the Building or the Real Property; (FF) any "above-standard" cleaning, including, but not limited to construction cleanup or special cleanings associated with parties/events and specific tenant requirements in excess of services provided to Tenant, including related trash collection, removal, hauling and dumping; (GG) "in-house" legal and/or accounting fees; (HH) except as otherwise provided above, reserves for bad debts or for future improvements, repairs, additions, etc.; (II) any "finders fees", brokerage commissions job placement costs or job advertisement costs; (JJ) any expenses incurred by Landlord for use of any portions of the Real Property to accommodate shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies, and advertising beyond the normal expenses otherwise attributable to providing services, such as lighting and HVAC to such public portions of the Real Property in normal operations of the Real Property during standard hours of operation (except to the extent Landlord included such category of expenditures or similar type of expenditures, if actually incurred, in the Expense Base Year); and (KK) any balloons, flowers or other gifts provided to any entity whatsoever, to include, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents (except to the extent Landlord included such category of expenditures or similar types of expenditures, if actually incurred, in the Expense Base Year); and (LL) electric power costs for which any tenant directly contracts with the local public service company.

          4.2.5  "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve either or both of the Buildings and/or the Adjacent Building and/or any other building in the Project in whole or in part.

          4.2.6  "Tax Expense Base Year" shall mean the year set forth in Section 9.2 of the Summary.

          4.2.7  "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property, or Landlord's interest therein; provided the same accrued during the Lease Term. For purposes of this Lease, Tax Expenses for each Expense Year (including the Tax Expense Base Year) shall be calculated as if the tenant improvements in the Buildings (and, if and when constructed, the Adjacent Building) were fully constructed and the Real Property, the Buildings (and, if and when constructed, the Adjacent Building) and all tenant improvements in the Buildings (and, if and when constructed, the Adjacent Building) were fully assessed for real estate tax purposes.

            4.2.7.1  Tax Expenses shall include, without limitation:

              (i)    Except as otherwise provided in Section 4.2.7.3 below, any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property;

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              (ii)   Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

              (iii)  Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof (but not any income tax on Landlord's net income);

              (iv)  Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is party, creating or transferring an interest or an estate in the Premises; and

              (v)   Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses; provided, however, to the extent Landlord obtains tax refund, such tax refund shall be credited against Tax Expenses for the Expense Year to which such refund is applicable and if as result of such refund or credit, Tenant overpaid Tax Expenses for such Expense Year, Tenant shall be entitled to receive from Landlord return of such overpayment, but not in excess of the amount of Tax Expenses actually prepaid by Tenant prior to the application of such refund/credit.

            4.2.7.2  In no event shall Tax Expenses for any Expense Year be less than the Tax Expenses for the Tax Expense Base Year.

            4.2.7.3  Notwithstanding anything to the contrary contained in this Section 4.2.7, there shall be excluded from Tax Expenses (i) all excess profits taxes, gross receipts taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Real Property); (ii) any items included as Operating Expenses; and (iii) any items paid by Tenant under Section 4.4 of this Lease.

          4.2.8  "Tenant's Share" shall mean, subject to Section 1.3 above, the percentage set forth in Section 9.4 of the Summary. Tenant's Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable square feet in the Building (as set forth in Section 9.4 of the Summary), and stating such amount as percentage. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed in accordance with the BOMA Standard in Section 1.3 above, then Tenant's Share shall be appropriately adjusted and, as to the Expense Year in which such adjustment occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

          4.2.9  "Utilities Base Year" shall mean the year set forth in Section 9.3 of the Summary.

          4.2.10  "Utilities Costs" shall mean all actual charges for utilities for the Building and the Project which Landlord shall pay during any Expense Year (including the Utilities Base Year),

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  including, but not limited to, the costs of water, sewer and electricity, and the costs of HVAC (including, unless paid by Tenant pursuant to Section 6.1.2 below, the cost of electricity to operate the HVAC air handlers) and other utilities (but excluding (i) the cost of electricity consumed in the Premises and the premises of other tenants of the Building, the Adjacent Building and any other buildings in the Project (since Tenant is separately paying for the cost of electricity pursuant to Section 6.1.2 below) and (ii) those charges for which tenants directly reimburse Landlord or otherwise pay directly to the utility company) as well as related fees, assessments and surcharges. Utilities Costs for each Expense Year (including the Utilities Base Year), shall be calculated assuming the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy and are included by Landlord within the Project), are at least [***] percent ([***]%) occupied. Utilities Costs shall include any costs of utilities which are allocated for the Real Property under any declaration, restrictive covenant, or other instrument pertaining to the sharing of costs by the Real Property or any portion thereof, including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Real Property. For purposes of determining Utilities Costs incurred for the Utilities Base Year, Utilities Costs for the Utilities Base Year shall not include any one time special charges, costs or fees or extraordinary charges or costs incurred in the Utilities Base Year only, including those attributable to boycotts, embargoes, strikes or other shortages of services or fuel. In addition, if in any Expense Year subsequent to the Utilities Base Year, the amount of Utilities Costs decreases due to reduction in the cost of providing utilities to the Real Property for any reason, including without limitation, because of deregulation of the utility industry and/or reduction in rates achieved in contracts with utilities providers, then for purposes of the Expense Year in which such decrease in Utilities Costs occurred and all subsequent Expense Years, the Utilities Costs for the Utilities Base Year shall be decreased by an amount equal to such decrease.

        4.3    Calculation and Payment of Additional Rent.

          4.3.1    Calculation of Excess.    If for any Expense Year ending or commencing within the Lease Term, (i) Tenant's Share of Operating Expenses allocated to the Building pursuant to Section 4.3.4 below for such Expense Year exceeds Tenant's Share of Operating Expenses allocated to the Building for the Expense Base Year and/or (ii) Tenant's Share of Tax Expenses allocated to the Building pursuant to Section 4.3.4 below for such Expense Year exceeds Tenant's Share of Tax Expenses allocated to the Building for the Tax Expense Base Year, and/or (iii) Tenant's Share of Utilities Costs allocated to the Building pursuant to Section 4.3.4 below for such Expense Year exceeds Tenant's Share of Utilities Costs allocated to the Building for the Utilities Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to such excess (the "Excess").

          4.3.2    Statement of Actual Operating Expenses Tax Expenses and Utilities Costs and Payment by Tenant.    Landlord shall use commercially reasonable efforts to give to Tenant on or before the first day of May following the end of each Expense Year, a statement (the "Statement") which shall state, on line item by line item basis, the Operating Expenses, Tax Expenses and Utilities Costs incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.3.3 of this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Operating Expenses, Tax Expenses and Utilities Costs for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. Notwithstanding the foregoing to the contrary, Tenant shall not be responsible for Tenant's Share of any Operating Expenses, Tax

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Expenses and Utilities Costs attributable to any Expense Year which was first billed to Tenant more than [***] months after the date (the "Cutoff Date") which is the earlier of (i) the expiration of the applicable Expense Year or (ii) the Lease Expiration Date, except that Tenant shall be responsible for Tenant's Share of Operating Expenses, Tax Expenses and/or Utilities Costs levied by any governmental authority or by any public utility company at any time following the applicable Cutoff Date which are attributable to any Expense Year occurring prior to such Cutoff Date, so long as Landlord delivers to Tenant bill and supplemental Statement for such amounts within [***] months following Landlord's receipt of the applicable bill therefor. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

          4.3.3    Statement of Estimated Operating Expenses Tax Expenses and Utilities Costs.    In addition, Landlord shall endeavor to give Tenant yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate"), on a line item by line item basis, of what the total amount of Operating Expenses, Tax Expenses and Utilities Costs allocated to the Building pursuant to Section 4.3.4 below for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing (i) Tenant's Share of Operating Expenses allocated to the Building, which shall be based upon the Estimate, to Tenant's Share of Operating Expenses allocated to the Building for the Expense Base Year, (ii) Tenant's Share of Tax Expenses allocated to the Building, which shall be based upon the Estimate, to Tenant's Share of Tax Expenses allocated to the Building for the Tax Expense Base Year, and (iii) Tenant's Share of Utilities Costs allocated to the Building, which shall be based upon the Estimate, to Tenant's Share of Utilities Costs allocated to the Building for the Utilities Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          4.3.4    Allocation of Operating Expenses Tax Expenses and Utilities Costs to Building.    The parties acknowledge that the Building is part of multi-office building project consisting of the Buildings and the Adjacent Building (if and when constructed) and such other buildings as Landlord may elect to construct and include as part of the Real Property from time to time (collectively, the "Other Buildings"), and that certain of the costs and expenses incurred in connection with the Real Property (i.e., the Operating Expenses, Tax Expenses and Utilities Costs) shall be shared among the Buildings and/or such Other Buildings, while certain other costs and expenses which are solely attributable to the Building, Building II and such Other Buildings, as applicable, shall be allocated directly to the Building, Building II and the Other Buildings, respectively. Accordingly, as set forth in Sections 4.1 and 4.2 above, Operating Expenses, Tax Expenses and Utilities costs are determined annually for the Real Property as whole, and a portion of the Operating Expenses, Tax Expenses and Utilities Costs, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the Building (as opposed to the tenants of Building II and the Other Buildings), and such portion so allocated, provided the same is allocated in an equitable and non-discriminatory manner, shall be the amount of Operating Expenses, Tax Expenses and Utilities Costs payable with respect to the Building upon which Tenant's Share of the Excess, if any, shall be calculated. Such portion of the Operating Expenses, Tax Expenses and

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Utilities Costs allocated to the Building shall include all Operating Expenses, Tax Expenses and Utilities Costs which are attributable solely to the Building, and an equitable portion of the Operating Expenses, Tax Expenses and Utilities Costs, attributable to the Real Property as whole. As an example of such allocation with respect to Tax Expenses and Utilities Costs it is anticipated that Landlord may receive separate tax bills which separately assess the improvements component of Tax Expenses for each building in the Project and/or Landlord may receive separate utilities bills from the utilities companies identifying the Utilities Costs for certain of the utilities costs directly incurred by each such building (as measured by separate meters installed for each such building), and such separately assessed Tax Expenses and separately metered Utilities Costs shall be calculated for and allocated separately to each such applicable building. In addition, in the event Landlord elects, at its sole option, to subdivide certain common area portions of the Real Property such as landscaping, public and private streets, driveways, walkways, courtyards, plazas, transportation facilitation areas, accessways and/or parking areas into separate parcel or parcels of land (and/or separately convey all or any of such parcels to common area association to own, operate and/or maintain same), the Operating Expenses, Tax Expenses and Utilities Costs for such common area parcels of land may be aggregated and then reasonably allocated by Landlord to the Building, Building II and such Other Buildings on an equitable basis as Landlord (and/or any applicable covenants conditions and restrictions for any such common area association) shall provide from time to time.

          4.3.5    Cap on Controllable Expenses.    Notwithstanding anything to the contrary contained in this Article 4, the aggregate "Controllable Expenses" (as hereinafter defined) included in Operating Expenses in any Expense Year after the Expense Base Year shall not increase by more than [***] on an annual, cumulative and compounded basis, over the actual aggregate Controllable Expenses included in Operating Expenses for any preceding Expense Year (including the Expense Base Year), but with no such limit on the amount of Controllable Expenses which may be included in the Operating Expenses incurred during the Expense Base Year. For purposes of this Section 4.3.5, "Controllable Expenses" shall mean all Operating Expenses except: (i) insurance carried by Landlord with respect to the Real Property and/or the operation thereof; and (ii) costs of capital expenditures, including, without limitation, costs of capital improvements, capital alterations, capital repairs, capital equipment and capital tools. The provisions of this Section 4.3.5 do not apply to Tax Expenses or Utilities Costs.

          4.3.6    Payment in Installments.    All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments without the imposition of fees, penalties or interest, shall be paid by Landlord in the maximum number of installments that are permitted by law without the imposition of fees, penalties or interest and not included as Operating Expenses except in the Expense Year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in comparable first-class office buildings in the Central San Diego County area is to pay such assessments or premiums on an earlier basis, and Landlord pays on such earlier basis, such assessments or premiums shall be included in Operating Expenses in the Calendar Year that such assessments or premiums are paid by Landlord.

        4.4    Taxes and Other Charges for Which Tenant Is Directly Responsible.    Any and all Tenant's shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1  said taxes are measured by or reasonably attributable to the cost or value of each tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for each tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in each tenant or Landlord;

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          4.4.2  said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by each tenant of the Premises or any portion of the Real Property (including the Parking Facilities); or

          4.4.3  said taxes are assessed upon this transaction or any document to which each tenant is party creating or transferring an interest or an estate in the Premises.

        4.5    Late Charges.    If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee by the due date therefor then Tenant shall pay to Landlord late charge equal to [***] percent ([***]%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Notwithstanding the above, no late charge will be assessed for the [***] late payment of Rent or any other sum due from Tenant in any [***] during the Lease Term (including the Option Term(s), if applicable). In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they are due shall thereafter bear interest until paid at a rate (the "Interest Rate") equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish Prime Rate or Reference Rate), plus [***] percent ([***]%), or (ii) the highest rate permitted by applicable law.

        4.6    Audit Rights.    In the event Tenant disputes the amount of the Operating Expenses set forth in the Statement for the particular calendar year delivered by Landlord to Tenant pursuant to Section 4.3.2 above, Tenant shall have the right, at Tenant's cost, after reasonable notice to Landlord, to have Tenant's authorized employees or agents inspect, at Landlord's office during normal business hours, Landlord's books, records and supporting documents concerning the Operating Expenses set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Operating Expenses set forth in any such Statement, unless Tenant notifies Landlord of such objection and dispute completes such inspection, and has the Accountant commence and complete such audit within twelve (12) months immediately following Landlord's delivery of the particular Statement in question (the "Review Period"), which Review Period shall be extended by the number of days of any unreasonable delays caused by Landlord in providing Landlord's books, records and supporting documentation to Tenant; provided, further, that notwithstanding any such timely objection, dispute, inspection, and/or audit, and as condition precedent to Tenant's exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 4.6, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment shall be made under protest pending the outcome of any audit which may be performed by the Accountant as described below. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord's operation and management of the Building. If after such inspection and/or request for documentation, Tenant still disputes the amount of the Operating Expenses set forth in the Statement, Tenant shall have the right, within the Review Period, to cause an independent certified public accountant which is not paid on contingency basis and which is mutually approved by Landlord and Tenant (the "Accountant") to complete an audit of Landlord's books and records pertaining to Operating Expenses to determine the proper amount of the Operating Expenses incurred and amounts payable by Tenant for the calendar year which is the subject of such Statement. Such audit by the Accountant shall be final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within thirty (30) days after Tenant notifies Landlord that Tenant desires an

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audit to be performed, then the Accountant shall be one of the "Big 4" accounting firms, which is not paid on contingency basis and which is selected by Tenant and reasonably approved by Landlord. If such audit reveals that Landlord has over-charged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge, plus interest at the Interest Rate referred to in Section 4.5 above. If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original Statement which was the subject of such audit was in error to Tenant's disadvantage by five percent (5%) or more of the total Operating Expenses which was the subject of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement provided by Landlord at any time during the Review Period, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct and complete the audit as described above prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Operating Expenses shown thereon, except for any instance of fraudulent disclosure and/or willful nondisclosure by Landlord. In connection with any inspection and/or audit conducted by Tenant pursuant to this Section 4.6, Tenant agrees .to keep, and to cause all of Tenant's employees and consultants and the Accountant keep, all of Landlord's books and records and the audit, and all information pertaining thereto and the results thereof, strictly confidential, and in connection therewith, Tenant shall cause such employees, consultants and the Accountant to execute such reasonable confidentiality agreements as Landlord may require prior to conducting any such inspections and/or audits.

ARTICLE 5

USE OF PREMISES

        5.1    Permitted Use.    Tenant shall use the Premises solely for general office purposes and for ancillary testing research and development and engineering but not manufacturing assembly or production of [***] electronic products provided that any such ancillary use of the Premises and the manner in which any use is conducted shall be consistent with the character of the Building as first-class office building. Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws, ordinances, codes, statutes, rules or regulations of the United States of America the state in which the Real Property is located, or the ordinances regulations or requirements Of the local municipal or county governing body or other governmental or quasi-governmental authorities having jurisdiction over the Real Property (collectively, ("Laws"). Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now affecting the Real Property. Attached hereto as Exhibit G is list of existing recorded covenants, conditions, and restrictions affecting the Real Property, true correct and complete copies of which have been delivered to Tenant. Tenant shall also comply with all recorded covenants, conditions, and restrictions affecting the Real Property and executed after the date of execution of this Lease provided that such covenants, conditions, and restrictions and leases do not materially restrict Tenant in Tenant's use of the Premises or materially increase Tenant's obligations or adversely affect Tenant's rights under this Lease. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage use treatment manufacture or sale of "Hazardous Material," as that term is defined below, except for ordinary and general office supplies typically used in the ordinary course of business within office space in first-class office buildings (such as copier toner, liquid paper, glue, ink and common household cleaning supplies) which Tenant must use in strict compliance with all applicable Laws. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local

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governmental authority, the state in which the Real Property is located or the United States Government.

        5.2    Landlord's Representation and Warranty Regarding Hazardous Material.    Landlord represents and warrants to Tenant that to Landlord's actual knowledge as of the date hereof, except as may be disclosed in the Environmental Report (as defined below), the Real Property does not currently contain any Hazardous Materials in violation of any existing applicable Laws pertaining to Hazardous Materials. As used herein, the "Environmental Report" shall mean that certain Phase Environmental Site Assessment, prepared by Building Analytics in accordance with the Building Analytics Proposal and Contract dated July 27 2000. As used herein, the phrase "actual knowledge" shall mean the actual knowledge of [***], Landlord's property manager for the Building, without investigation or inquiry or duty of investigation or inquiry. Landlord's property manager for the Building is making such representation and warranty on behalf of Landlord and not in such persons individual capacity and, as result Landlord (and not such individual) shall be liable in the event of breach of this representation.

ARTICLE 6

SERVICES AND UTILITIES

        6.1    Standard Tenant Services.    Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

          6.1.1  Subject to reasonable changes Implemented by Landlord and to all governmental rules, regulations, and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning ("HVAC") to the Premises and Building at such temperatures and in such amounts as will allow the occupants of the Premises to comfortably use and occupy the Premises for general office purposes, from Monday through Friday, during the period from 7:00 a.m. to 6:00 p.m., and on Saturday during the period from 9:00 a.m. to 1:00 p.m., except for the date of observation of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and other locally or nationally recognized holidays as designated by Landlord so long as such other holidays are so designated by landlords of comparable first-class office buildings in the Central San Diego County area (collectively, the "Holidays").

          6.1.2  Landlord shall provide adequate electrical wiring and facilities and power to the Premises for normal general office use as reasonably determined by Landlord but in any event substantially consistent with the wiring, facilities and power provided by landlords of comparable first-class office buildings in the Central San Diego County area. Tenant shall pay directly to the utility company pursuant to the utility company's separate meters the cost of all electricity provided to and/or consumed in the Premises including normal and excess consumption and shall pay to Landlord as part of Utilities Costs (and pursuant to Landlord's submeters to measure the same), for the cost of electricity to operate the HVAC air handlers pertaining to those portions of the Premises that do not consist of an entire floor in the Building (i.e., multi-tenant floors), which electricity shall be separately metered (as described above with respect to electricity provided to and/or consumed in the Premises) or, with respect to electricity to operate the HVAC air handlers on multi-tenant floors, pursuant to Landlord's submetering and charged by Landlord to Tenant and other tenants of the Building as part of Utilities Costs. Tenant shall pay such cost (including the Cost of such meters or submeters) within thirty (30) days after demand and as additional rent under this Lease (and not as part of the Operating Expenses or Utilities Costs). Landlord shall designate the electricity utility provider from time to time.

          6.1.3  As part of Operating Expenses or Utilities Costs (as determined by Landlord), Landlord shall replace lamps starters and ballasts for Building standard lighting fixtures within the Premises. In addition, Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

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          6.1.4  Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.5  Subject to Section 6.8 below, Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in manner consistent with other comparable first-class office buildings in the Central San Diego County area.

          6.1.6  Landlord shall provide nonexclusive automatic passenger and service elevator service to all floors in the Building.

          6.1.7  Landlord shall provide nonexclusive freight elevator service to ah floors in the Building subject to reasonable scheduling by Landlord.

          6.1.8  Landlord shall provide electric lighting service for all common areas of the Building and Real Property and for the Parking Facilities, in manner consistent with other comparable first-class office buildings in the Central San Diego County area.

        6.2    Overstandard Tenant Use.    Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the need for water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If Tenant uses water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, within ten (10) days after billing and as additional rent, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay, as additional rent, the increased cost directly to Landlord, within ten 10 days after demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, (i) Tenant shall give Landlord at least twenty-four (24) hours prior written notice or such other notice as Landlord shall from time to time establish as appropriate (which other notice is anticipated to be accomplished through telephonic dial-up and/or access via computer codes), of Tenant's desired use, (ii) Landlord shall supply such HVAC to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish; such hourly cost shall be equal to (A) the actual cost incurred by Landlord to supply such after-hours HVAC on an hourly basis (but based on [***] hour minimum provision of such after hours HVAC), (B) increased wear and tear and depreciation of equipment to provide such after-hours HVAC, and (C) maintenance costs, and (iii) Tenant shall pay such cost within ten (10) days after billing as Additional Rent.

        6.3    Interruption of Use.    Except as expressly provided herein, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Real Property after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for loss of, or injury to, property or for injury to or interference with, Tenant's business, including, without limitation, loss of profits,

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however occurring through or in connection with or incidental to failure to furnish any of the services or utilities as set forth in this Article 6.

        6.4    Additional Services.    Provided that Landlord can provide such services (i) at competitive price, (ii) at comparable level of quality and (iii) within comparable period of time (as compared to third party providers of such services to comparable first-class office buildings in the Central San Diego County area), Landlord shall have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus an administration fee equal to five percent 5% of such costs Charges for any utilities or service for which Tenant is required to pay from time to time hereunder shall be deemed Additional Rent hereunder and shall be billed on monthly basis.

        6.5    Abatement of Rent When Tenant Is Prevented From Using Premises.    In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days (the "Eligibility Period") as result of (i) any repair, maintenance or alteration performed by Landlord after the Lease Commencement Date and required to be performed by Landlord under this Lease or permitted pursuant to Section 24.30 below, or (ii) any failure by Landlord to provide to the Premises any of the essential utilities and services required to be provided in Sections 6.1.1 or 6.1.2 above, or (iii) any failure by Landlord to provide access to the Premises and/or the Parking Facilities, then Tenant' obligation to pay Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be abated or reduced, as the case may be, from and after the first (1st) day following the Eligibility Period and continuing until such time that Tenant continues to be so prevented from using, and does not use, the Premises or portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises; provided, however, that Tenant shall only be entitled to such abatement of rent if the matter described in clauses (i), (ii), or (iii) of this sentence is not caused by Tenant's gross negligence or willful misconduct. To the extent Tenant shall be entitled to abatement of rent because of damage or destruction pursuant to Article 11 or taking pursuant to Article 12, then the Eligibility Period shall not be applicable.

        6.6        [***]

        6.7    HVAC Package Units.    Subject to the terms hereof, Tenant shall be entitled to install, (as an Alteration as such term is defined in Article 8 below) ventilation and air conditioning units ("Package Units") within the Premises [***]. The plans and specifications for any such Package Units shall, as provided in Article 8 below, be subject to Landlord's reasonable approval. If Tenant elects to install such Package Units within the Premises, then such Package Units shall, at Tenant's sole cost and expense, be separately metered and Tenant shall be responsible for the costs of all electricity furnished to such units. Tenant shall be solely responsible for the operation, maintenance and repair of the Package Units and each such unit shall be considered to be fixture within the Premises and shall remain upon the Premises upon the expiration or earlier termination of the Lease Term unless Landlord elects to have such Package Units removed by Tenant pursuant to Section 8.3 below.

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        6.8        [***]

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[***]

        6.9    Tenant's Provision of Janitorial Service.    Tenant shall have the option upon sixty (60) days' prior written notice to Landlord, to contract with reputable janitorial service provider reasonably approved by Landlord which does not cause labor disharmony within the Building or Real Property for, and cause to be performed, all janitorial services with respect to the Premises; in such event, (i) Landlord shall have no further obligation under this Lease to provide such janitorial service, and (ii) the amount of Utilities Costs included in the Utilities Base Year shall be reduced by an amount as shall be reasonably determined by Landlord equal to the portion of the consideration payable by Landlord (as of the date such janitorial services are initially provided by Tenant) under Landlord's contract with its provider of janitorial services allocable to the Premises.

ARTICLE 7

REPAIRS

        7.1    Tenant's Repairs.    Subject to Landlord repair obligations in Sections 7.2, 11.1 and Article 12 below, Tenant shall at Tenant's own expense, keep the Premises and all portions thereof which were not constructed or installed by or on behalf of Landlord as part of the Base, Shell and Core, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged Or broken fixtures and appurtenances; provided, however, that, at Landlord's option, or if Tenant fails to make such repairs within reasonable period of time and after Landlord has notified Tenant of its intention to do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including percentage of the cost thereof to be uniformly established for the Building sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same.

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        7.2    Landlord's Repairs.    Anything contained in Section 7.1 above to the contrary notwithstanding, and subject to Articles 11 and 12 of this Lease, throughout the Lease Term, as the same may be extended pursuant to the terms of this Lease, Landlord shall, in manner substantially consistent with comparable first-class office buildings in the Central San Diego County area, repair and maintain (i) the structural portions of the Building and Premises, (ii) the Base, Shell and Core improvement of the Building and the basic plumbing, heating, ventilating, air conditioning and electrical systems serving the Building and not located in the Premises, and (iii) the common areas of the Building and the Real Property, including, but not limited to, the elevators, Parking Facilities, landscaping, security and life-safety systems and equipment; provided, however, if such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees and is not covered by proceeds actually received by Landlord from Landlord's insurance that Landlord is required to maintain hereunder. Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance aid repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance. Except as otherwise provided in Section 6.5 above, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Real Property, Building or the Premises or in or to fixtures, appurtenances and equipment therein; provided, however, that Landlord agrees to use commercially reasonable efforts to cause such repairs, alterations and improvements to be performed so as not to materially and adversely interfere with Tenant's access to or the conduct of Tenant's normal business functions within the Premises. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

        7.3    Tenant's Self-Help Rights.    Notwithstanding anything to the contrary set forth in this Article 7, if Tenant provides written notice to Landlord of the need for repairs and/or maintenance which are Landlord's obligation to perform under Section 7.2 above, and Landlord fails to undertake such repairs and/or maintenance within thirty (30) days after receipt of such notice (or such longer time as is reasonably necessary if more than thirty (30) days are reasonably required to complete such repairs and Landlord commences such repairs within such 30-day period and thereafter diligently attempts to complete same), then Tenant may proceed to undertake such repairs and/or maintenance upon delivery of an additional three (3) business days' notice to Landlord that Tenant is taking such required action (provided, however, that no additional notice shall be required in the event of an emergency which threatens life or where there is imminent danger to property). If such repairs and/or maintenance were required under the terms of this Lease to be performed by Landlord and are not performed by Landlord prior to the expiration of such three (3) business day period (or the initial notice and repair period set forth in the first sentence of this Section 7.3 in the event of emergencies where no second notice is required) (the "Outside Repair Period"), then Tenant shall be entitled to reimbursement by Landlord of Tenant's actual, reasonable, and documented costs and expenses in performing such maintenance and/or repairs. Such reimbursement shall be made within thirty (30) days after Landlord's receipt of Tenant's invoice of such costs and expenses, and if Landlord fails to so reimburse Tenant within such 30-day period, then Tenant shall be entitled to offset against the Rent payable by Tenant under this Lease the amount of such invoice together with interest thereon at the Interest Rate, which shall have accrued on the amount of such invoice during the period from and after Tenant's delivery of such invoice to Landlord through and including the earlier of the date Landlord delivers the payment to Tenant or the date Tenant offsets such amount against the Rent; provided, however, that notwithstanding the foregoing to the contrary, if (i) Landlord delivers to Tenant prior to the expiration of the Outside Repair Period described above, a written objection to Tenant's right to receive any such reimbursement based upon Landlord's good faith claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease, or (ii) Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice based

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upon Landlord's good faith claim that such charges are excessive (in which case, Landlord shall reimburse Tenant, within such 30-day period, the amount Landlord contends would not be excessive), then Tenant shall not be entitled to such reimbursement or offset against Rent, but Tenant, as its sole remedy, may proceed to claim default by Landlord. In the event Tenant undertakes such repairs and/or maintenance, and such work will affect the Systems and Equipment, the Base, Shell and Core, any structural portions of the Building, any common areas the Real Property or other areas outside the Building and/or the exterior appearance of the Building or Real Property (or any portion thereof), Tenant shall use only those unrelated third party contractors used by Landlord in the Building for such work unless such contractors are unwilling or unable to perform such work at competitive prices, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable first-class office buildings in the Central San Diego County area. Tenant shall comply with the other terms and conditions of this Lease if Tenant takes the required action, except that Tenant is not required to obtain Landlord's consent for such repairs.

ARTICLE 8

ADDITIONS AND ALTERATIONS

        8.1    Landlord's Consent to Alterations.    Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord; provided, however, Landlord may withhold its consent in its sole and absolute discretion with respect to any Alterations which may affect the structural components of the Building or the Systems and Equipment or which can be seen from (or may affect any area) outside the Premises (collectively, the "Prohibited Alterations"). Notwithstanding the foregoing to the contrary, Landlord's prior consent shall not be required with respect to any interior Alterations to the Premises which (i) are not Prohibited Alterations, (ii) cost less than [***] for any one (1) job, and (iii) do not require permit of any kind, as long as (A) Tenant delivers to Landlord notice and copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (B) the other conditions of this Article 8 are satisfied including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of [***] percent ([***]%) of the cost of the Alterations that require Landlord's consent. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

        8.2    Manner of Construction.    Landlord may impose, as condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed); provided, however, Landlord may impose such requirements as Landlord may determine, in its sole and absolute discretion, with respect to any work affecting the structural components of the Building or Systems and Equipment (including designating specific contractors to perform such work provided such contractors and subcontractors agree to perform such work at competitive prices and pursuant to Tenant's reasonable scheduling requirements). Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Real Property is located, and in conformance with Landlord's commercially reasonable construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's

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Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or Real Property or the common areas for any other tenant of the Real Property, and as not to obstruct the business of Landlord or other tenants of the Real Property, or interfere with the labor force working at the Real Property. If Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant's insurance pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as co-obligee; provided, however, that Landlord shall waive its right to require any such bond or alternate form of security for Alterations performed by or on behalf of the Original Tenant or any assignee that is an Affiliate of Original Tenant's entire interest in this Lease pursuant to Section 14.7 of this Lease. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Real Property is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the management office of the Real Property a reproducible copy of the "as built" drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

        8.3    Landlord's Property.    All Alterations, improvements and/or fixtures (excluding Tenant's trade fixtures, movable furniture and personal property) which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Lease Term; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant, upon the expiration or sooner termination of this Lease, to remove any Alterations which Landlord did not have the opportunity to approve as provided in Section 8.1 above. In no event will Tenant be required to remove the initial Tenant Improvements installed pursuant to Exhibit B. If Landlord requires Tenant to remove any such Alterations, Tenant, at its sole cost and expense, shall remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any such Alterations, Landlord may do so and may charge the reasonable cost thereof to Tenant.

ARTICLE 9

COVENANT AGAINST LIENS

        Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed

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to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record, by payment, statutory bond or other lawful means. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed from title on or before the date which is thirty (30) days after notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

        10.1    Indemnification and Waiver.    Tenant hereby assumes all risk of damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability, including without limitation court costs and reasonable attorneys' fees (collectively "Claims") incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, the Building and Real Property; provided, however, that Tenant's indemnity shall, in no event, extend to loss of profits, loss of business or other consequential damages incurred by Landlord or any Landlord Parties. Notwithstanding anything in this Section 10.1 to the contrary, the foregoing assumption of risk, release and indemnity shall not apply to any Claims to the extent resulting from the gross negligence or willful misconduct of Landlord or the Landlord Parties, and not insured (or required to be insured) by Tenant under this Lease (collectively, the "Excluded Claims"), and Landlord shall indemnify, protect, defend and hold harmless Tenant and Tenant's officers, agents and employees (collectively, "Tenant Parties") from and against any such Excluded Claims, but only to the extent Landlord's liability is not waived and released by Tenant pursuant to the terms of Section 10.4 of this Lease (provided, however, that Landlord's indemnity shall, in no event, extend to loss of profits, loss of business or other consequential damages incurred by Tenant or any Tenant Parties). Each party's agreement to indemnify the other pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by the indemnifying party pursuant to the provisions of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

        10.2    Landlord's Insurance and Tenant's Compliance with Landlord's Fire and Casualty Insurance.    Landlord shall, from and after the date hereof until the expiration of the Lease Term, maintain in effect the following insurance: (i) physical damage insurance (including rental loss endorsement) providing coverage in the event of fire, vandalism, malicious mischief and all other risks normally covered under "special form" policies in the geographical area of the Building, covering the Building (excluding, at Landlord's option, the property required to be insured by Tenant pursuant to Section 10.3 below) in an amount not less than one hundred percent (100%) of the full replacement value (less reasonable deductibles) of the Building, together with such other risks as Landlord may

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from time to time determine (provided, however, that Landlord shall have the right, but not the obligation, to obtain earthquake and/or flood insurance); (ii) commercial general liability insurance including Commercial Broad Form Endorsement or the equivalent in the amount of at least Five Million Dollars ($5,000,000.00), against claims of bodily injury, personal injury or property damage arising out of Landlord's operations, assumed liabilities (including the liabilities assumed by Landlord under this Lease), contractual liabilities, or use of the Building, common areas and Parking Facilities; and (iii) workers compensation insurance as required by law. Such coverages may be carried under blanket and/or umbrella policies. The insurers providing such insurance shall be licensed to do business in the State of California and rated A-VII or better in Best's Insurance Guide, and the policies of insurance with respect to property loss or damage by fire or other casualty shall contain a waiver of subrogation as provided in Section 10.4 below. Such coverages may be carried under blanket and/or umbrella insurance policies. Such insurance shall be primary insurance as to all claims hereunder. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

        10.3    Tenant's Insurance.    Tenant shall maintain the following coverages in the following amounts.

          10.3.1  Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, (and with owned and non-owned automobile liability coverage, and liquor liability coverage in the event alcoholic beverages are served on the Premises) for limits of liability riot less than:

Bodily Injury and Property Damage Liability	$4,000,000 each occurrence $4,000,000 annual aggregate
Personal Injury Liability	$4,000,000 each occurrence $4,000,000 annual aggregate

          10.3.2  Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on a "physical loss or damage" basis under "special form" policy for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3  Workers' compensation insurance as required by law.

          10.3.4  Intentionally Omitted.

          10.3.5  Tenant shall carry comprehensive automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence and insuring

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  Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles.

          10.3.6  The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall: (i) name Landlord, Landlord's property manager, Landlord's asset manager and Landlord's lender with a deed of trust encumbering the Real Property and any other party affiliated with Landlord or Landlord's partners that landlord so specifies in writing to Tenant, as an additional insured with respect to Tenant's insurance described in Sections 10.3.1 and 10.3.2 above (but Tenant shall not be required to name Landlord or such other parties as loss payees with respect to Tenant's personal property damage insurance described in Section 10.3.2(i) above; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than AVIII in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Real Property is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; (vi) contain a cross-liability endorsement or severability of interest clause reasonably acceptable to Landlord; and (vii) with respect to the insurance required in Sections 10.3.1, 10.3.2, 10.3.4 and 10.3.5 above, have deductible amounts not exceeding Fifty Thousand Dollars ($50,000.00). Tenant shall deliver certificates evidencing such insurance policies to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such certificates, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor. Notwithstanding anything above to the contrary, Tenant shall be permitted to fulfill its obligations to maintain the insurance required hereunder by obtaining a blanket policy, or policies, covering the various liabilities of Tenant as long as the coverage required to be maintained for the Premises (including annual aggregate liability coverage) is not diminished or reduced as a result thereof, and provided such policy contains an endorsement that: (A) identifies with specificity the particular address of the Premises as being covered under the blanket policy; and (B) expressly waives any pro rata distribution requirement in Tenant's blanket policy covering the Premises.

        10.4    Subrogation.    Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

        10.5    Additional Insurance Obligations.    Notwithstanding anything above to the contrary, during the Option Term(s) (if applicable), Landlord shall have the right to require Tenant to carry and maintain, during the applicable Option Term and at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, all as may be reasonably requested by Landlord during the applicable Option Term but only if such increased amounts and/or other types of insurance coverage are commonly carried by tenants comparable to Tenant in first-class office buildings in the Central San Diego County area.

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 ARTICLE 11

DAMAGE AND DESTRUCTION

        11.1    Repair of Damage to Premises by Landlord.    Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building or Real Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the base, shell, and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Real Property, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3.2(ii) and Section 10.3.2(iii) of this Lease, and Landlord shall repair any injury or damage to the tenant improvements and alterations installed in the Premises and shall return such tenant improvements and alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided, however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs, during the time and to the extent Tenant is so prevented from using and does not use the Premises as result thereof.

        11.2    Termination Rights.    Within sixty (60) days after Landlord becomes aware of such damage, Landlord shall notify Tenant in writing ("Landlord's Damage Notice") of the estimated time, in Landlord's reasonable judgment, required to substantially complete the repairs of such damage (the "Estimated Repair Period"). Notwithstanding the terms of Section 11.1 above, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot, in Landlord's opinion, as set forth in Landlord's Damage Notice, reasonably be completed within one hundred eighty (180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; provided, however, that if (A) if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, (B) the damage constitutes a Tenant Damage Event (as defined below), and (C) the repair of such damage cannot, in the reasonable opinion of Landlord, as set forth in Landlord's Damage Notice, be completed within one hundred eighty (180) days after the date of the damage, then Tenant may elect to terminate this Lease by

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delivering written notice thereof to Landlord within ten (10) days after Tenant's receipt of Landlord's Damage Notice, which termination shall be effective as of the date of such termination notice thereof to Landlord. As used herein, a "Tenant Damage Event" shall mean damage to all or any part of the Premises or any common areas of the Building providing access to the Premises by fire or other casualty, which damage is not the result of the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, contractors or licensees, and which damage substantially interferes with Tenant's use of or access to the Premises and would entitle Tenant to an abatement of Rent pursuant to Section 11.1 above. In addition, in the event of a Tenant Damage Event, and if neither Landlord nor Tenant has elected to terminate this Lease as provided hereinabove, but Landlord fails to substantially complete the repair and restoration of such Tenant Damage Event within the Estimated Repair Period plus sixty (60) days, plus the number of days of delay, if any, attributable to events of "Force Majeure," as that term is defined in Section 24.17 hereof, plus the number of days of delay, if any, as are attributable to the acts or omissions of Tenant, then Tenant shall have an additional right to terminate this Lease by delivering written termination notice to Landlord within ten (10) days after the expiration of such period, which termination shall be effective as of the date of such termination notice. Further, in the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease and to the extent such destruction or damage constitutes a Tenant Damage Event and the repair of same is reasonably expected by Landlord to require more than sixty (60) days to complete, Tenant shall have the option to terminate this Lease, by giving written termination notice to the other party of the exercise of such option within thirty (30) days after the date of such damage or destruction. If either Landlord or Tenant exercises any of its options to terminate this Lease as provided hereinabove, (1) this Lease shall cease and terminate as of the date of such termination notice, (2) Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and (3) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of this Lease.

        11.3    Waiver of Statutory Provisions.    The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Real Property is located, including without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

ARTICLE 12

CONDEMNATION

        12.1    Permanent Taking.    If the whole or any part of the Premises, Building or Real Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Real Property, or if Landlord shall grant deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than ten percent (10%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to

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terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for (i) any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, (ii) for moving expenses and (iii) interruption to or damage to Tenant's business, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

        12.2    Temporary Taking.    Notwithstanding anything to the contrary contained in this Article 12, in the event of temporary taking of all or any portion of the Premises for period of ninety 90 days or less, then this Lease shall not terminate but the Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 13

COVENANT OF QUIET ENJOYMENT

        Landlord covenants that Tenant shall, during the Lease Term peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

        14.1    Transfers.    Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees and invitees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as "Transferee." If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of .the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall at Landlord's option constitute default by Tenant under this Lease. Whether or not

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Landlord shall grant consent, within thirty (30) days after written request by Landlord, Tenant shall pay to Landlord [***] for review and processing fees, and Tenant shall also reimburse Landlord for any actual, documented and reasonable legal fees incurred by Landlord in connection with Tenant's proposed Transfer.

        14.2    Landlord's Consent.    Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice, and shall notify Tenant of Landlord's consent or disapproval within ten (10) business days after Landlord's receipt of the Transfer Notice and the other information described in Section 14.1 above. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1  The Transferee is engaged in business which is not consistent with the quality of the Building or Real Property;

          14.2.2  The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3  The Transferee is either governmental agency or instrumentality thereof (i) which is that of foreign country, or (ii) which is of character or reputation, is engaged in business, or is of, or is associated with, [***], or (iii) [***], unless, and only to the extent, Landlord has previously approved such an occupant for other space in the Building;

          14.2.4  The Transfer will result in more than safe number of occupants per floor within the Subject Space;

          14.2.5  The Transferee is not party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

          14.2.6  The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is party, or would give an occupant of the Real Property a right to cancel its lease;

          14.2.7  Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent and Landlord has space in the Buildings or Adjacent Building available for lease to such party of comparable size as the proposed Subject Space, or (ii) is negotiating with Landlord to lease space in the Project at such time and Landlord has space in the Buildings or Adjacent Building available for lease to such party of comparable size as the proposed Subject Space.

        If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within one (1) month after Landlord's consent but not later than the expiration of said one-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture if any under Section 14.4 of this Lease).

        14.3    Transfer Premium.    If Landlord consents to Transfer as condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium" as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred after deducting the actual, documented and reasonable expenses incurred by Tenant for (i) any reasonable changes, alterations and improvements to the Premises in connection with the Transfer and/or any tenant improvement allowance provided by Tenant to the Transferee in connection with the Transfer, (ii) any reasonable brokerage commissions in connection with the Transfer, (iii) reasonable attorney's fees and advertising expenses in connection with the Transfer, and (iv) any free rent provided by Tenant to the Transferee in connection with the Transfer. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer.

        14.4    Landlord's Option as to Subject Space.    Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option by giving written notice to Tenant within ten (10) business days after receipt of any Transfer Notice involving (i) an assignment of Tenant's entire interest in this Lease or (ii) a sublease, which when aggregated with all other subleases of space in the Premises, is more than [***] percent ([***]%) of the then total rentable square footage of the Premises, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant iii proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 14.2 of this Lease.

        14.5    Effect of Transfer.    If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to an further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof; provided, however, that Landlord keeps said books, records and papers strictly confidential, and in connection therewith, Landlord shall cause its employees and consultants to execute such commercially reasonable confidentiality agreements as Tenant may require prior to conducting any such inspections and/or audits. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit if the audit was in error to Landlord's disadvantage by three percent (3%) or more.

        14.6    Additional Transfers.    Except as otherwise provided in Section 14.7 below for purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is closely held corporation (i.e. whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

        14.7    Affiliated Companies/Restructuring of Business Organization.    The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to as "Affiliates") shall not be deemed Transfer under this Article 14, provided that:

          14.7.1  Any such Affiliate was not formed as subterfuge to avoid the obligations of this Article 14;

          14.7.2  Tenant gives Landlord prior written notice of any such assignment or sublease to an Affiliate;

          14.7.3  Any such Affiliate has, in Landlord's reasonable good faith opinion, as of the effective date of any such assignment or sublease, tangible net worth and net income, in the aggregate sufficient to meet the obligations of Tenant under this Lease;

          14.7.4  Any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

          14.7.5  Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease.

ARTICLE 15

SURRENDER OWNERSHIP AND REMOVAL OF TRADE FIXTURES

        15.1    Surrender of Premises.    No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of surrender of the Premises unless such intent is specifically acknowledged in writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute surrender of the Premises or effect termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

        15.2    Removal Of Tenant Property by Tenant.    Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs and casualty damage, which are specifically made the responsibility of Landlord hereunder

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excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16

HOLDING OVER

        If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to [***] of the Base Rent applicable during the last rental period of the Lease Term under this Lease for the first two (2) months of such holdover and thereafter [***] of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other lawful termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting, the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

ARTICLE 17

ESTOPPEL CERTIFICATES

        Within fifteen (15) business days following request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be reasonably required by any prospective mortgagee or purchaser of the Project, or any portion thereof) indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or purchasers. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to execute and deliver such estoppel certificate within such fifteen (15) business day period shall constitute an acknowledgment by Tenant that statements included in the estoppel certificate delivered to Tenant by Landlord are true and correct, without exception.

ARTICLE 18

SUBORDINATION

        18.1    Subordination.    This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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thereto. A condition precedent to the subordination of this Lease to any ground or underlying lease or to the lien of any mortgage or deed of trust is that Landlord shall obtain for the benefit of Tenant subordination, non-disturbance and attornment agreement from the lessor or lender, which such agreement provides that so long as Tenant is not in default under this Lease Tenant's possession of the Premises and Tenant's other rights and privileges under this Lease shall not be interfered with and shall be honored by the lender, its successors or assigns, or the lessors under such ground lease or underlying leases, and which otherwise provides that should the Premises be transferred by foreclosure or by deed in lieu of foreclosure, this Lease shall continue in full force and effect as direct lease between the then owner of the Premises and Tenant, and that Tenant shall attorn to such transferee or successor of Landlord. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor and/or if required to do so pursuant to any SNDA executed by the Current Lender, as defined in and pursuant to Section 18.2 below, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases; provided, however, that the agreement include all the rights and privileges granted to Tenant hereunder.

        18.2    Existing Agreement.    Tenant hereby acknowledges that as of the date of execution of this Lease, there is a deed of trust encumbering the Real Property in favor of Corus Bank, N.A. (the "Current Lender"). Concurrently with Tenant's execution of this Lease, Tenant and Current Lender shall sign, notarize and deliver to each other subordination, non-disturbance and attornment agreement substantially in the form of Exhibit E attached hereto (the "SNDA").

ARTICLE 19

TENANTS DEFAULTS LANDLORDS REMEDIES

        19.1    Events of Default by Tenant.    All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1  Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due, where such failure continues for five (5) calendar days after written notice thereof by Landlord to Tenant; provided, however, that any such notice shall be in addition to, and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

          19.1.2  Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

        19.2    Landlord's Remedies Upon Default.    Upon the occurrence of any such default by Tenant pursuant to Section 19.1 above which remains uncured after expiration of the applicable notice and

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cure period set forth in Section 19.1 above, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies each and all of which shall be cumulative and nonexclusive, without, except as otherwise expressly provided below, any additional notice or demand whatsoever.

          19.2.1  Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

              (i)  The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

             (ii)  The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iii)  The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iv)  Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited, to reasonable brokerage commissions and reasonable advertising expenses incurred reasonable expenses of remodeling the Premises or any portion thereof for new tenant whether for the same or a different use (if reletting for the same use is not feasible) and any reasonable special concessions made to obtain new tenant; and

             (v)  At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

  The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease. As used in Sections 19.2.1(i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 of this Lease. As used in Section 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2  Landlord shall have the remedy, described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3  In the event of a default by Tenant beyond the expiration of the applicable notice and cure periods, Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses material risk of injury or harm to persons or damage to or loss of property then Landlord

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  shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall not be deemed waiver of Landlord's rights and remedies as result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

          19.2.4  Notwithstanding anything to the contrary contained in this Lease, in no event shall Tenant be liable to Landlord for any loss of profits loss of business or other consequential damages (collectively, "Consequential Damages") incurred by Landlord as a result of Tenant's default or other acts or omission, except for (i) any Consequential Damages indemnified by Tenant pursuant to Article 16 of this Lease, and/or (ii) Landlord's right to recover damages pursuant to Section 1951.2 of the California Civil Code (or any successor statute) following Tenant's default and termination of this Lease as provided therein.

        19.3    Payment by Tenant.    Tenant shall pay to Landlord within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including without limitation all legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

        19.4    Sublessees of Tenant.    In the event Landlord elects to terminate this Lease on account of any default by Tenant as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder, other than with respect to (1) receiving credit therefore and (2) the benefits of any suretyship defenses that otherwise may be available to Tenant under the laws of the State of California.

        19.5    Waiver of Default.    No waiver by either party of any violation or breach by the other party of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by such breaching party of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by the non-breaching party in enforcement of one or more of the remedies herein provided upon a default by the other party shall not be deemed or construed to constitute a waiver of such default by the non-breaching party. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

        19.6    Efforts to Relet.    For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises (unless, of course, Landlord in fact effects reletting thereof), by its acts of maintenance preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

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        19.7    Landlord Default.    Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within fifteen (15) business days of written notice from Tenant that the same was not paid when due, or (ii) in the event a failure by Landlord is other than the obligation to pay money, Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall promptly and diligently commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity, but in no event shall Landlord be liable to Tenant for any lost profits or other consequential damages as a result of such default.

ARTICLE 20

INTENTIONALLY OMITTED

ARTICLE 21

COMPLIANCE WITH LAW

        Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any applicable Laws now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply and promptly cause the Premises to comply with all such applicable Laws, including, without limitation, the making of any improvements and alterations to the Premises (including those considered to be capital improvements) and those Laws pertaining to Hazardous Materials; provided, however, that the making of structural changes to the Building or changes to the common areas of the Building or Real Property which are not necessitated by any improvements and Alterations to the Premises installed by or on behalf of Tenant, by any specific act or negligence of Tenant or Tenant's agents, employees, licensees or invitees, and/or by Tenant's specific manner of use of the Premises, shall be performed by Landlord and the cost thereof shall be included in Operating Expenses except to the extent specifically excluded in Section 4.2.4 of this Lease. In addition, Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Real Property.

ARTICLE 22

ENTRY BY LANDLORD

        Landlord reserves the right at all reasonable times and upon at least forty-eight (48) hours prior written notice to Tenant (except no such notice shall be required in emergencies) to enter the Premises to: (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees, ground or underlying lessors or, during the last six (6) months of the Lease Term, to prospective tenants of the Premises; (iii) to post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable Laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise reasonably desire or deem reasonably necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time, without notice to Tenant, in emergency situations and/or to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent (except as provided in Section 6.5 above) and shall include the right

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to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Notwithstanding anything to the contrary set forth in this Article 22, Landlord agrees, absent an emergency, or Landlord's entry to perform its obligations under this Lease or Landlord's exercise of its rights and remedies under Article 19 of this Lease or otherwise enforce its rights under this Lease, to be accompanied by a representative of Tenant but only if such representative is reasonably made available to Landlord at the time Landlord desires to so enter the Premises. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to enter without notice and use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in compliance with this Article 22 shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. In connection with any entries by Landlord pursuant to this Article 22, Landlord shall follow Tenant's commercially reasonable security procedures and shall use commercially reasonable efforts not to unreasonably interfere with Tenant's permitted use of the Premises during normal business hours. Tenant may reasonably designate a certain reasonable number of areas within the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. Landlord may not enter such Secured Areas except in the case of an emergency or in the event of a Landlord inspection, in which case Landlord shall provide Tenant with at least forty-eight (48) hours prior written notice. Landlord shall not show the Secured Area to a prospective lender, purchaser or tenant without forty-eight (48) hours prior written notice and without a representative of Tenant being present. Tenant hereby acknowledges and agrees that Landlord shall have no obligation to perform janitorial services in such Secured Areas unless Tenant provides Landlord a written request for same and provides Landlord with access to such Secured Areas (by providing Landlord a key or other device, and by scheduling Landlord's entry with an escort or otherwise).

ARTICLE 23

TENANT PARKING

        Tenant shall rent throughout the Lease Term the number of parking passes set forth in Section 11 of the Summary, located in those portions of the Parking Facilities as may be designated by Landlord from time to time. Tenant shall pay to Landlord for the use of such parking passes, on a monthly basis, the prevailing rate charged from time to time by Landlord or Landlord's parking operator for parking passes in the Parking Facilities where such parking passes are located. Notwithstanding anything above to the contrary, there will .be no charge for unreserved, uncovered parking passes during the initial Lease Term; provided, however, that during any Option Term (if any extension option is exercised by Tenant pursuant to the Extension Option Rider), Tenant shall pay to Landlord for the use of such unreserved, uncovered parking passes, on a monthly basis, the prevailing rate (if any) charged from time to time by Landlord or Landlord's parking operator for unreserved, uncovered parking passes in the Parking Facilities where such parking passes are located. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facilities and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. In addition, Landlord may assign any parking spaces and/or make all or a portion of such spaces reserved or institute an attendant-assisted tandem parking program and/or valet parking program if Landlord determines in its sole discretion that such is necessary or desirable for orderly and efficient parking. Landlord specifically reserves the right, from time to time, to change the size, configuration, design, layout, location and all other aspects of the Parking Facilities; provided, however, that Landlord

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shall provide Tenant with substitute parking within a reasonable distance from the Parking Facilities in the event Landlord's actions hereunder causes Tenant to not have access to the Parking Facilities. Tenant acknowledges and agrees that Landlord, from time to time, may without incurring any liability to Tenant and without, except as otherwise provided in Section 6.5 above, any abatement of Rent under this Lease temporarily close-off or restrict access to the Parking Facilities, or temporarily relocate Tenant's parking spaces to other parking structures and/or surface parking areas within a reasonable distance from the Parking Facilities, for purposes of permitting or facilitating any such construction, alteration or improvements or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Real Property. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to Landlord. The parking rates charged by Landlord for Tenant's parking passes shall be exclusive of any parking tax or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Tenant or the parking users, or if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges within ten (10) days after Tenant's receipt of the invoice from Landlord. The parking passes provided to Tenant pursuant to this Article 23 are provided solely for use by Tenant's own personnel and invitees and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.

ARTICLE 24

MISCELLANEOUS PROVISIONS

        24.1    Terms; Captions.    The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

        24.2    Binding Effect.    Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

        24.3    No Waiver.    No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated. Any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

        24.4    Modification of Lease.    Should any current or prospective mortgagee or ground lessor for the Real Property require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of

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Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten (10) days following the request therefor.

        24.5    Transfer of Landlord's Interest.    Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property, the Building and/or in this Lease, and Tenant agrees that in the event of any such transfer and the transferee's assumption, in writing, of Landlord's obligations under this Lease, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property (and the transferees right to collect Rents) and any available insurance proceeds and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

        24.6    Prohibition Against Recording.    Except as provided in Section 24.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

        24.7    Landlord's Title; Air Rights.    Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

        24.8    Tenant's Signs.

          24.8.1    Interior Signs.    Tenant shall be entitled, at its sole cost and expense, to (i) one (1) identification sign on or near the entry doors of the Premises, (ii) for multi-tenant floors, one (1) identification or directional sign, as designated by Landlord, in the elevator lobby on the floor on which the Premises are located, and (iii) one (1) identification sign located on the second (2nd) floor lobby facing the main entrance to the Building. Such signs shall be installed by a signage contractor designated by Landlord. The location, quality, design, style, lighting and size of such signs shall be consistent with the Landlord's Building standard signage program and shall be subject to Landlord's prior written approval, in its reasonable discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal. Except for such identification signs, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Except for Tenant's Exterior Signs, any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole and absolute discretion.

          24.8.2    Exterior Signage.    Subject to the approval of all applicable governmental and quasi-governmental entities, and subject to all applicable governmental and quasi-governmental Laws, rules, regulations, and codes, Landlord hereby grants Tenant the non-exclusive right to have (i) one (1) identification sign ("Tenant's Name Sign") containing the name [***] on the middle position on the Building's monument sign (the "Monument Sign") facing Evening Creek Drive, and (ii) one (1) eyebrow sign ("Eyebrow Sign") located on the face of the Building facing Evening Creek Drive. Tenant's Name Sign and Tenant's Eyebrow Sign are collectively referred to herein as the "Exterior Signage". The design, size, specifications, graphics, materials, manner of affixing

43

  colors and lighting (if applicable) of Tenant's Exterior Signage shall be (i) consistent with the project signage criteria attached hereto as Exhibit H and otherwise consistent with other signs to be placed on the Monument Sign and/or other exterior eyebrow signage placed on the exterior of the Building and the quality and appearance of the Real Property and (ii) subject to the approval of all applicable governmental authorities, and Landlord's reasonable approval. Landlord shall install Tenant's Exterior Signage at Tenant's cost. In addition, Tenant shall pay to Landlord, within thirty (30) days after demand, from time to time, all other costs attributable to the fabrication, installation, insurance, lighting (if applicable), maintenance and repair of Tenant's Exterior Signage. The signage rights granted to Tenant under this Section 24.8.2 are personal to the Original Tenant and any assignee that is an Affiliate of Original Tenant's entire interest in this Lease pursuant to Section 14.7 of this Lease (but any name change to reflect the name of such Affiliate assignee shall be subject to Landlord's approval which shall not be unreasonably withheld or delayed) and may not be exercised or used by or assigned to any other person or entity. In addition, Original Tenant (or such Affiliate assignee, as the case may be) shall no longer have any right to Tenant's Exterior Signage if at any time during the Lease Term the Original Tenant (or such Affiliate assignee, as the case may be) does not lease and occupy at least fifty percent (50%) of the Premises then leased by Tenant hereunder. Upon the expiration or sooner termination of this Lease, or upon the earlier termination of Tenant's signage right under this Section 24.8.2, Landlord shall have the right to permanently remove Tenant's Exterior Signage and to repair all damage to the Monument Sign and/or the Building resulting from such removal and restore the affected area to its original condition existing prior to the installation of Tenant's Exterior Signage, and Tenant shall reimburse Landlord for the costs thereof.

        24.9    Relationship of Parties.    Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

        24.10    Application of Payments.    Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

        24.11    Time of Essence.    Time is of the essence of this Lease and each of its provisions.

        24.12    Partial Invalidity.    If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

        24.13    No Warranty.    In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

        24.14    Landlord Exculpation.    It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount

44

which is equal to the interest of Landlord in the Real Property, to the rents provided for and defined herein, and any available insurance proceeds, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

        24.15    Entire Agreement.    It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease (including all exhibits attached hereto) and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

        24.16    Right to Lease.    Landlord reserves the absolute right to effect such other tenancies in the Buildings, Adjacent Building (if and when constructed) and/or in any other building and/or any other portion of the Real Property as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Real Property. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Real Property.

        24.17    Force Majeure.    Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except with respect to Tenant's obligations under the Tenant Work Letter (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

        24.18    Intentionally Omitted.

        24.19    Notices.    All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 24.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

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        24.20    Joint and Several.    If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

        24.21    Authority.    Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Real Property is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants that Landlord is a duly formed and existing entity qualified to do business in the state in which the Real Property is located and that Landlord has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord is authorized to do so.

        24.22    Jury Trial; Attorneys' Fees.    IF EITHER PARTY COMMENCES LITIGATION AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Agreement or with respect to a breach of a representation or warranty hereunder or with respect to any tortious allegation with respect thereto, the prevailing party as determined by the court, agency or other authority (before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys' fees, expenses and costs of investigation as actually incurred, including reasonable attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in or in connection with any case or proceeding under Chapters 7, 11 or 13 of the Bankruptcy Code, 11 U.S.C. sections 101, et seq., or any successor statutes. The term "attorneys' fees, expenses and costs of investigation" shall mean and include, but shall not be limited to, legal fees, accountant's fees, expert witness fees, and any and all similarly related fees incurred in connection with the action or proceeding, and the preparation thereof. The term "suit or other proceeding" shall mean and include any and all actions, proceedings, suits, mediations, arbitrations, appeals and other similarly related legal means of resolving disputes.

        24.23    Governing Law.    This Lease shall be construed and enforced in accordance with the laws of the state in which the Real Property is located.

        24.24    Submission of Lease.    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        24.25    Brokers.    Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

        24.26    Independent Covenants.    This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not, except as otherwise provided herein, be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions

46

hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

        24.27    Building Name and Signage.    So long as Tenant is able to maintain its sign rights hereunder, Landlord shall have the right at any time to change the name(s) of the Buildings and Real Property and to install, affix and maintain any and all signs on the exterior and on the interior of the Buildings and any portion of the Real Property as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the names of the Buildings or Real Property or use pictures or illustrations of the Buildings or Real Property in advertising or other publicity, without the prior written consent of Landlord.

        24.28    Building Directory.    At Tenant's cost, Landlord shall include Tenant's name and location in the Building on one (1) line on the Building directory.

        24.29    Intentionally Omitted

        24.30    Landlord's Construction.    It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair, or decorate the Premises, the Buildings, Real Property, or any part thereof and that no representations or warranties respecting the condition of the Premises, the Buildings or the Real Property have been made by Landlord to Tenant, except as specifically set forth in this Lease. Tenant acknowledges that prior to and during the Lease Term, Landlord (and/or any common area association) will be completing construction and/or demolition work pertaining to various portions of the Buildings, Premises and/or Real Property, including without limitation the Parking Facilities, landscaping and tenant improvements for premises for other tenants and, at Landlord's sole election, such other buildings (including the Adjacent Building), parking facilities, improvements, landscaping and other facilities within or as part of the Project as Landlord (and/or such common area association) shall from time to time desire (collectively, the "Construction"). In connection with such Construction, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building and/or Real Property, which work may create noise, dust or leave debris in the Building and/or Real Property. Tenant hereby agrees that such Construction and Landlord's commercially reasonable actions in connection with such Construction shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent (except as provided in Section 6.5 above). Except as provided in Section 6.5 above, Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from such Construction, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from such Construction or Landlord's actions in connection with such Construction, or for any inconvenience or annoyance occasioned by such Construction or Landlord's actions in connection with such Construction; provided, however, Landlord agrees to use commercially reasonable efforts to minimize interference with Tenant's use of and access to the Premises as a result of such Renovations.

        24.31    [***]

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

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        24.32    Consent and Approvals.    Except for (i) matters which could have a material adverse effect on the Building's structure or the Building's Systems and Equipment, the Base, Shell and Core, or which could affect the exterior appearance of the Building, the Real Property or any common areas, or (ii) matters covered by Article 19 of this Lease (collectively, the "Excepted Matters"), any time the consent of Landlord or Tenant is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed, and, except with regard to the Excepted Matters, whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or their determination, Landlord and Tenant shall act reasonably and in good faith. With respect to the Excepted Matters, Landlord shall be entitled to grant its consent or exercise its discretion in its sole and absolute discretion, but shall act in good faith. Notwithstanding anything above to the contrary, Landlord and Tenant shall grant or withhold its consent or exercise its discretion with respect to matters for which there is a standard of consent or discretion specifically set forth in this Lease in accordance with such specific standards.

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        IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

"Landlord":
[***]
By:	[***]
	By:	/s/ [***]
Name:
Its:
"Tenant":
[***]
By:	/s/ [***]
Name:
Its:
By:	/s/ [***]
Name:
Its:

***
If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

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 FIRST AMENDMENT TO OFFICE LEASE

        This FIRST AMENDMENT TO OFFICE LEASE (this "First Amendment") is made and entered into effective as of March 1, 2005, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), successor in interest to [***] ("Original Landlord"), and [***] ("Tenant").

RECITALS

        A.    Original Landlord and Tenant entered into that certain Office Lease dated as of September 3, 2004 (the "Lease"), pursuant to which Original Landlord leased to Tenant and Tenant leased from the Original Landlord certain "Premises", as described in the Lease, in that certain Building located at l3500 Evening Creek Drive North, San Diego, California 92128.

        B.    On or about December 29, 2004, the Original Landlord sold the Premises to the above mentioned Landlord.

        C.    Except as otherwise set forth herein, all capitalized terms used in this First Amendment shall have the same meaning as such terms have in the Lease.

        D.    Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the Lease Term, as hereinafter provided.

AGREEMENT:

        NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Confirmation of Dates.    The parties hereby confirm that (a) the Premises are Ready for Occupancy, and (b) the Lease Term commenced on the Lease Commencement Date of December 13, 2004, for a term of five (5) years, six (6) months and nineteen (19) days, and shall expire on the Lease Expiration Date of June 30, 2010, unless sooner terminated as provided in the Lease.

        2.    Correction of Tenant Mailing Address.    Section 5 of the Summary of Basic Lease Information, which is incorporated into the Lease and made a part thereof; indicates that one of the addressees for notice to the Tenant is [***]. In fact, that address is incorrect, and the correct address to which such notices should be sent is [***].

[***]
Confidential portions of this document have been redacted and filed separately with the Commission.

1

        3.    Notices.    Notwithstanding anything to the contrary contained in the Lease, as of the date of this First Amendment, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

    Kilroy Realty Corporation
    12200 West Olympic Boulevard
    Suite 200
    Los Angeles, California 90064
    Attention: Legal Department

    with copies to:

    Kilroy Realty Corporation
    13500 Evening Creek Drive North, Suite 130
    San Diego CA 92128
    Attention; Michael J. Nelson

    and

    Allen Matkins Leek Gamble & Mallory LLP
    1901 Avenue of the Stars, Suite 1800
    Los Angeles, California 90067
    Attention: Anton N. Natsis, Esq.

        4.    No Further Modification.    Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

2

        IN WITNESS WHEREOF, this First Amendment to Office Lease has been executed as of the day and year first above written.

"LANDLORD"
KILROY REALTY, L.P., a Delaware limited partnership
By:	Kilroy Realty Corporation, a Maryland corporation, General Partner
	By:	/s/ John T. Fucci
		Its:	Senior Vice President Asset Management
By:
Its:
"TENANT"
[***]
By:	/s/ [***]
Its:
By:
Its:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

 AGREEMENT REGARDING ASSIGNMENT AND ASSUMPTION OF LEASE,
LANDLORD CONSENT, RELEASE OF ASSIGNOR,
AND AMENDMENT TO LEASE

        This Agreement Regarding Assignment and Assumption of Lease, Landlord Consent, Release of Assignor, and Amendment to Lease (this "Agreement") is made as of April 1, 2007 (the "Effective Date"), by KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), [***] ("Assignor"), and BRIDGEPOINT EDUCATION, INC., a Delaware corporation ("Assignee").

RECITALS:

        A.    [***] (the "Original Landlord"), predecessor-in-interest to Landlord, and Assignor entered into that certain Office Lease dated September 3, 2004 (the "Office Lease"), as amended by that certain First Amendment to Office Lease dated March 1, 2005 (the "First Amendment"), as further amended by Landlord's letter dated February 28, 2007 ("Letter Extension") which extended the date by which Assignor was to deliver the Termination Notice under Section 2.2 of the Office Lease (the Office Lease, the First Amendment and the Letter Extension are collectively referred to hereinafter as the "Lease"), whereby Original Landlord leased to Assignor, and Assignor leased from Original Landlord, those certain premises (the "Premises") totaling 48,882 rentable square feet (44,125 usable square feet), which consists of 23,102 rentable square feet on the entire second (2nd) floor and 25,780 rentable square feet on the entire third (3rd) floor of that certain office building (the "Building") located at 13500 Evening Creek Drive, San Diego, California 92128, which Building constitutes a portion of that certain project commonly known as "Kilroy Sabre Springs" (the "Project").

        B.    In September, 2004, Assignor, as tenant under the Lease, was requested to sign a Subordination, Non-Disturbance and Attornment Agreement ("SNDA") in favor of [***] ("Lender") in connection with a loan ("Loan") made by Lender to the Original Landlord. The SNDA, among other things, obligated Assignor to give written notice to Lender of any alteration, amendment or modification of the Lease. Landlord has indicated that, in connection with Landlord's acquisition of the Project from the Original Landlord, the Lender's Loan was satisfied in full, and that therefore no notice or consent rights of Lender remain with regard to the Project, specifically including the Lease and/or this Agreement.

        C.    Assignor and Assignee entered into a short-term License and Indemnification Agreement Relating To The Use of Premises ("License Agreement") which granted Assignee, as licensee thereunder, certain use rights to a portion of the Premises while this Agreement was being negotiated.

        D.    Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of Assignor's right, title, and interest in, to and under the Lease pursuant to the provisions of this Agreement.

        E.    In connection with such assignment, Assignor and Assignee desire to obtain Landlord's consent thereto, and Assignor desires to obtain Landlord 's release of Assignor, and Landlord is willing to so consent to the assignment and release Assignor on the terms and conditions set forth in this Agreement.

        F.     Landlord and Assignee desire to amend and modify the rent schedule, and to otherwise amend the Lease on the terms and conditions set forth in this Agreement.

AGREEMENT:

        1.    Effectiveness of this Agreement.    Landlord, Assignor, and Assignee hereby acknowledge that the effectiveness of this Agreement is subject to, and expressly conditioned upon, (i) the full execution and delivery of this Agreement by each of Assignor, Assignee and Landlord, (ii) Assignor's concurrent

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

delivery to Landlord of the "Restructuring Fee," as that term is defined in Section 4, below, and (iii) Assignors delivery to Assignee an executed Bill of Sale for the personal property referred to in Section 23 hereof, the form of which Bill of Sale is more particularly set forth in Exhibit A attached hereto (collectively, the "Conditions Precedent'). Landlord shall have no liability whatsoever to Assignor or Assignee in the event that the Conditions Precedent are not satisfied. Until such time as the Conditions Precedent are satisfied, the Lease shall remain unmodified and in full force and effect.

        2.    Termination of License Agreement; Assignment and Assumption of Lease.    Assignor and Assignee agree that the terms and conditions of the License Agreement are hereby terminated, except for those covenants which were agreed to therein that were to survive the termination thereof. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease and the Premises, and Assignee hereby accepts such assignment, assumes all of Assignor's obligations under the Lease (as previously amended and further amended by this Agreement), agrees to be bound by all of the provisions thereof and to perform all of the obligations of the tenant thereunder from and after the Effective Date. Landlord hereby consents to the foregoing assignment.

        3.    Release of Assignor.

          A.    Release.    Upon the full execution and delivery of this Agreement by and among the parties hereto, and except as otherwise provided in Section 3.E below, each of Landlord and Assignor hereby release and forever discharge the other party, and their respective affiliates, parent and subsidiary companies, successors-in-interest, transferees, assigns, officers, directors, shareholders, agents, attorneys (including in-house attorneys), and employees, and each of them (collectively, and to the extent applicable, the "Releasees" or "Releasors", as the case may be), from any and all "Claims", as hereinafter defined For purposes of this Agreement, "Claims" shall relate only to the period commencing on the Effective Date (as opposed to any portion of the Lease Term occurring prior to such Effective Date), and shall constitute any and all claims, defenses, debts, demands, liabilities, contracts and causes of action of whatever kind or nature applicable to such time period, whether known or unknown, suspected or unsuspected, which any of the Releasors may now, or in the future have or claim to have against the Releasees, including but not limited to, contract claims, tort claims, or any other claims, to the extent such claims arise from or are related to any and all matters or transactions dealing with the Lease and/or with Assignor's occupation of the Premises and/or Building, or are in any way connected with any transaction, agreement, occurrence, act or omission whatsoever which was done, or alleged to have been done, omitted, in effect or occurring relating to any of the above. Insofar as said Claims are concerned, the Releasees expressly waive all rights under Section 1542 of the California Civil Code and under statutes of similar import. The Releasors acknowledge that they are familiar with and voluntarily waive any right or benefit arising from Section 1542 of the Civil Code of the State of California, which provides as follows:

    A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him, would have materially affected his settlement with the debtor.

          B.    Intentions.    The Releasors waive and relinquish any right or benefit which they now have or may have under Section 1542 of the Civil Code of the State of California or any similar provision of the statutory or non-statutory law of any jurisdiction to the full extent that they may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement. In connection with such waiver and relinquishment, the Releasors acknowledge that they are aware that they or their attorneys or accountants or any other parties may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement, but that it is their intention hereby fully, finally and forever to settle and release all claims, disputes and differences known or unknown, suspected or unsuspected

2

  which now exist, and/or mayor heretofore have existed relating to the Claims. This release shall be and will remain in effect as a full and complete release, notwithstanding the discovery or existence of any such additional or different facts.

          C.    Covenant Not To Sue.    The Releasors further agree not to sue one another or in any way assist any other person or entity in suing one another with respect to any claim released herein. This release may be pleaded as a full and complete defense to and may be used as the basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the release contained herein.

          D.    Advice of Counsel.    The Releasors further acknowledge that they have been advised by their respective attorneys as to the meaning and consequences of Section 1542.

          E.    Limitation on Release.    Notwithstanding anything to the contrary set forth in this Section 3, above, in no event shall anything set forth in this Section 3 of this Agreement constitute a release or discharge of Landlord or Assignor or any related parties identified in the definition of Releasees in this Section 3.A, above, as the case may be, from the following:

            1.     Assignor's obligation for the payment of rents and for the performance of all other obligations of Assignor under the Lease to the extent attributable to the period ending at 11:59 p.m. of the day immediately preceding the Effective Date of this Agreement, specifically including, but not limited to, the presently scheduled payment of Base Rent attributable to March 2007; provided, however, that Landlord and Assignee each hereby agrees that, notwithstanding the applicable provisions of the Lease relating to the condition of the Premises at the expiration of the Lease Term, whether set forth in Section 8.3, Article 15, or elsewhere in the Lease, (i) Landlord hereby waives the applicability of the same vis-à-vis Assignor, and (ii) Assignee acknowledges that the foregoing waiver by Landlord of the application of such provisions against Assignor shall not constitute a waiver of such provisions against Assignee, but rather that those provision shall remain without amendment in connection with the ultimate surrender of the Premises at the expiration or earlier termination of the Lease Term.

        4.    Restructuring Fee.    In consideration for (i) Landlord's execution of this Agreement, (ii) Landlord's consent to the assignment of the Lease effectuated hereby, (iii) Landlord's release of Assignor as provided for hereinabove as of the Effective Date, and (iv) the restructuring of the rent schedule applicable upon, and following, such Effective Date, Assignor shall deliver to Landlord, concurrently with Assignor's execution and delivery of this Agreement to Landlord, an amount equal to the sum of [***] (the "Restructuring Fee").

        5.    Subsequent Assignments.    This Consent shall not constitute a consent to any subsequent subletting or assignment and shall not relieve Assignee or any person claiming under or through Assignee of the obligation to obtain the consent of Landlord, pursuant to Article 14 of the Lease, to any future assignment or sublease.

        6.    Condition of the Premises.    Landlord, Assignor and Assignee acknowledge that (i) Assignor has been occupying the Premises pursuant to the terms and conditions of the Lease, (ii) neither Landlord (nor any agent of Landlord) nor Assignor (nor any agent of Assignor) has made any representation or warranty regarding the condition of the Premises or the suitability of the Premises for the conduct of Assignee 's business, and (iii) Assignee has previously inspected and hereby accepts the Premises in its presently existing, "AS IS" condition. Neither Landlord nor Assignor shall have any obligation to provide or pay for any improvement work or services related to the improvement of the Premises.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

        7.    Rent.

          A.    Amendment And Restructure of Schedule of Base Rent.    For the period commencing on the Effective Date and continuing through the Lease Expiration Date (i.e., through June 30, 2010), Assignee shall pay monthly installments of Base Rent for the Premises as follows:

Period During Lease Term	Annualized Base Rent		Monthly Installment of Base Rent
April 1, 2007 through June 30, 2007	$	[***]	$	[***]
July 1, 2007* through November 30, 2007	$	[***]	$	[***]
December 1, 2007 through March 31, 2008	$	[***]	$	[***]
April 1, 2008 through March 31, 2009	$	[***]	$	[***]
April 1, 2009 through March 31, 2010	$	[***]	$	[***]
April 1, 2010 through June 30, 2010	$	[***]	$	[***]

    *
    Concurrently with its execution and delivery of this Agreement, Assignee shall deliver to Landlord the Base Rent attributable to July 2007.

          B.    Operating Expenses, Tax Expenses, and Utilities Costs.    For the period commencing on the Effective Date and continuing through the Lease Expiration Date (i.e., June 30, 2010), Assignee shall pay Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs pursuant to Article 4 of the Lease; provided, however for purposes of calculating the amount of Tenant's Share of which Tenant shall pay thereafter in connection with the Premises, the Expense Base Year, Tax Expense Base Year and the Utilities Base Year shall be calendar year 2007.

        8.    Default under the Lease.    In the event of any default of Assignee under the Lease, Landlord may proceed directly against Assignee, any guarantors or anyone else liable under the Lease without first exhausting Landlord' s remedies against any other person or entity liable thereon to Landlord.

        9.    Notices.    Notwithstanding anything to the contrary contained in the Lease, as of the date of this Agreement, any notices to Landlord, Assignor or Assignee must be sent, transmitted, or delivered, as the case may be, to the following addresses:

If to Landlord:	Kilroy Realty, L.P. c/o Kilroy Realty Corporation 12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064 Attention: Legal Department
with copies to:	Kilroy Realty Corporation 12200 West Olympic Boulevard, Suite 200 Los Angeles, California 90064 Attention: Mr. John Fucci
and
Kilroy Realty Corporation 13500 Evening Creek Drive North, Suite 130 San Diego, California 92128 Attention: Mr. Michael Nelson
and

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

4

Allen Matkins Leck Gamble Mallory & Natsis LLP 1901 Avenue of the Stars, Suite 1800 Los Angeles, California 90067 Attention: Anton N. Natsis, Esq.
If to Assignor:	[***]
And to:	[***]
with copies to:	[***]
and
[***]
If to Assignee:	Andrew S. Clark 13500 Evening Creek Drive North, Suite 600 San Diego, California 42128 Facsimile No.: 858-408-2903
with a copy to:	Richard L. Kintz, Esq. Sheppard Mullin Richter & Hampton LLC 12275 El Camino Real, Suite 200 San Diego, California 92130-2006 Facsimile No.: 858-509-3691

        10.    Broker.    Landlord, Assignor and Assignee warrant to each other that they have dealt with no other real estate brokers in connection with this transaction except Chris Hobson of Grubb & Ellis/BRE Commercial, representing Assignee, and Cushman & Wakefield, representing Assignor, and no other brokerage firm is entitled to any commission on account of this proposal, it being hereby acknowledged that Landlord was not represented by a broker in connection herewith. Assignor hereby agrees to pay Grubb & Ellis/BRE Commercial a commission equal to [***] percent ([***]%) of the total lease consideration for months one (1) through thirty-nine (39) and it is responsible for any fee due to Cushman & Wakefield. Said commission is payable [***] upon the effective date of this assignment and [***] upon rent commencement. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent occurring by, through, or under the indemnifying party. The terms

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

5

of this Section 10 shall survive the expiration or earlier termination of this Agreement and the Lease, as hereby amended.

        11.    Waiver.    Except as explicitly set forth herein, nothing contained herein shall be deemed or construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Lease. In addition, the acceptance of rents by Landlord from Assignee or anyone else liable under the Lease shall not be deemed a waiver by Landlord of any provisions of the Lease.

        12.    Compliance with Laws.    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        13.    Severability.    The parties intend this Agreement to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be stricken from this Agreement to the extent unenforceable, the same shall be as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term of this Agreement, and the remaining terms hereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

        14.    Applicable Law/Construction.    This Agreement shall be construed according to the laws of the State of California and the provisions hereof shall be construed in accordance with their fair meaning. Each of the parties has agreed to the use of the particular language hereof and in all attached Exhibits, and any questions of doubtful interpretation shall not be resolved solely by any rule or interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. The subject captions have been inserted for convenience only and shall not be used to alter or interpret the content of this Agreement.

        15.    Binding Effect.    The covenants, conditions, warranties and agreements contained in this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

        16.    Time.    Time is of the essence of this Agreement.

        17.    Entire Agreement.    This Agreement and the Exhibits attached set forth all the covenants, promises, agreements, representations, conditions, statements and understandings between the parties hereto concerning the Premises and the Building, and there are no representations, either oral or written between the parties other than those in this Agreement. This Agreement shall not be amended or modified except in a writing signed by all parties. Failure to exercise any right in one or more instance shall not be construed as a waiver of the right to strict performance or as an amendment to or modification of this Agreement.

        18.    Attorneys' Fees; Prejudgment Interest.    In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Agreement or with respect to a breach of a representation or warranty hereunder or with respect to any tortious allegation with respect thereto, the prevailing party as determined by the court, agency or other authority (before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys fees, expenses and costs of investigation as actually incurred, including attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in or in connection with any case or proceeding under Chapters 7, 11 or 13 of the Bankruptcy Code, 11 U.S.C. section 141, et seq., or any successor statutes.

        The term "attorneys' fees, expenses, and costs of investigation" shall mean and include, but shall not be limited to, legal fees, accountant's fees, expert witness fees, and any and all similarly related fees incurred in connection with the action or proceeding, and the preparation thereof. The term "suit or

6

other proceeding" shall mean and include any and all actions, proceedings, suits, mediations, arbitrations, appeals and other similarly related legal means of resolving disputes.

        Any award of damages following judicial remedy or arbitration as a result of the breach of this Agreement or any of its provisions shall include an award of prejudgment interest from the date of the breach at the maximum amount of interest allowed by law.

        19.    SNDA.    Landlord represents and warrants that, in connection with Landlord's acquisition of the Project from the Original Landlord, the Lender's Loan referred to above was satisfied in full, and that therefore no notice or consent rights of Lender remain with regard to the Project, specifically including the Lease and/or this Agreement.

        20.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

        21.    Capitalized Terms.    All initial capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Lease.

        22.    Security Deposit.    Concurrent with Assignee's execution and delivery of this Agreement, Assignee shall deposit with Landlord a security deposit (the "Security Deposit") in the amount of [***] as security for the faithful performance by Assignee, as tenant, of all of its obligations under the Lease as amended hereby. If Assignee defaults with respect to any provisions of the Lease as so amended, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Assignee, but shall not be required to, apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Assignee shall, upon demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Assignee (or, at Landlord's option, to the last assignee of Assignee's interest hereunder), within sixty (60) days following the expiration of the Lease Term. Assignee shall not be entitled to any interest on the Security Deposit. Assignee hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute.

        23.    Furniture.    As of the Effective Date of this Agreement, Assignee shall purchase all of the furniture owned by Assignor that is located in the Premises and described on Exhibit A-1 hereto for [***] and other good and valuable consideration which includes the assumption of Assignor's obligations under the Lease, subject to those modifications of the Lease contained in this Agreement. All such furniture shall be purchased in its current "as-is condition". Assignee affirms that Assignee has had ample opportunity to inspect and examine the furniture on Exhibit A-1 as fully as Assignee desires, and that Assignee has found no defects therein. Assignee further affirms that Assignee has not relied on Assignor's skill or judgment to select or furnish the furniture for any particular purpose, and that IT IS SPECIFICALLY AGREED THAT THE FURNITURE TRANSFERRED UNDER THIS AGREEMENT IS TRANSFERRED (1) WITHOUT ANY WARRANTY OF MERCHANTABILITY, (2) WITHOUT ANY WARRANTY THAT THE FURNITURE IS SUITABLE FOR ANY PARTICULAR PURPOSE, AND (3) WITHOUT ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WHATSOEVER.

ASSIGNEE'S INITIALS:

        24.    Parking.    The parking rights under Article 23 shall continue to apply to the benefit of Assignee, providing Assignee with Project parking at a ratio of 4.0 unreserved spaces for each 1,000 usable square feet of the Premises, it being hereby acknowledge that there is currently no charge prevailing at the Project for such spaces.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

7

        25.    Signage.    Notwithstanding the provisions of Section 24.8 of the Lease limiting the signage rights to Assignor or its Affiliate assignees (and then, only when Assignor and/or such Affiliate assignees maintained occupancy of at least fifty percent (50%) of the Premises), Landlord hereby agrees that the provisions of such Section 24.8 shall nevertheless continue to apply to the benefit of Assignee and that Assignee shall have the signage rights utilizing the name "Ashford.edu " and the Ashford University logo; provided, however, it shall be deemed reasonable for Landlord to withhold its consent to any signage to the extent the same incorporates the word "University" or derivation thereof. In addition to including the "Tenant's Monument Sign" and the "Eyebrow Sign" identified in Section 24.8.2, the term "Exterior Signage" shall be amended to additionally include one (1) Building-top sign on the freeway facing elevation of the Building (the "Building Top Sign"). Throughout that portion of the Lease Term commencing on the Effective Date, Assignee will pay to Landlord [***] per month for the signage rights described in this Section 25.

        26.    [***]

        27.    [***]

        28.    Holding Over.    Landlord agrees that Article 16 of the Lease shall be amended by replacing the words [***] with the words [***]."

[signature page immediately follows]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

8

        IN WITNESS WHEREOF, Landlord, Assignor and Assignee have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

"Assignee":
BRIDGEPOINT EDUCATION, INC, a Delaware Corporation
By:
/s/ ANDREW CLARK
Its:
CEO
By:
/s/ DANIEL J. DEVINE
Its:
CFO
"Assignor":
[***]
By:	/s/ [***]

Its:

By:

Its:

"Landlord"
KILROY REALTY, L.P., a Delaware limited partnership
By:	Kilroy Realty Corporation, a Maryland corporation General Partner
By:
/s/ JEFFREY C. HAWKEN
Its:
Executive Vice President Chief Operating Officer
By:
/s/ JOHN T. FUCCI
Its:
S.R. Vice President Asset Management

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

9

 EXHIBIT A

FORM OF BILL OF SALE

        [***] hereby transfers all of its right, title and interest in and to the furniture located in approximately 48,882 rentable square feet (44,145 usable square feet) of the property which consists of 23,142 rentable square feet on the entire second floor and 25,784 rental square feet on the entire third floor of that certain office building located at 13544 Evening Creek Drive, San Diego, California 92128. This Bill of Sale is given in consideration of payment by BRIDGEPOINT EDUCATION, INC., a Delaware Corporation ("Bridgepoint"), of [***] and Bridgeport Education, Inc.'s agreement to assume the future obligations of [***] under that Office Lease dated September 3, 2004, as amended by that certain First Amendment to Office Lease dated March 1, 2005 and as further amended by Landlord's letter dated February 26, 2007, and as modified by the Agreement Regarding Assignment and Assumption of Lease, Landlord Consent, Release of Assignor, and Amendment to Lease, made effective as of April 1, 2007.

        Bridgepoint affirms that it has had ample opportunity to inspect and examine the furniture described on Exhibit A-1 as fully as it desires, and that it has found no defects therein. Bridgepoint further affirms that it has not relied on [***] skill or judgment to select or furnish the furniture for any particular purpose, and that IT IS SPECIFICALLY AGREED THAT THE FURNITURE TRANSFERRED UNDER THIS AGREEMENT IS TRANSFERRED (1) WITHOUT ANY WARRANTY OF MERCHANTABILITY, (2) WITHOUT ANY WARRANTY THAT THE FURNITURE IS SUITABLE FOR ANY PARTICULAR PURPOSE, AND (3) WITHOUT ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WHATSOEVER.

        The listing of the furniture is attached to this Bill of Sale as Exhibit A-1.

[Signature Page Immediately Follows]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

Dated:		[***]
30-March-2007
		By:	/s/ [***]

Its:

By:

Its:

Accepted:
Dated:	3-19-07	BRIDGEPOINT EDUCATION, INC.,
a Delaware Corporation
By:
/s/ ANDREW CLARK
Its:
CEO
By:
/s/ DANIEL J. DEVINE
Its:
CFO

[Signature Page to Bill of Sale

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

 EXHIBIT A-1

FURNITURE

        A list of furniture of [***] being transferred to Bridgepoint Education, Inc., from the second and third floors at 13500 Evening Creek Drive, San Diego, California 92128 is attached hereto.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

        The following contains the documents related to Sublease Agreement # 2

 [***]

OFFICE LEASE

[***]

as Landlord,

and

[***]

as Tenant

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 SUMMARY OF BASIC LEASE INFORMATION

        This Summary of Basic Lease Information ("Summary") is hereby incorporated into and made a part of the attached Office Lease. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

TERMS OF LEASE (References are to the Office Lease)		DESCRIPTION
1.	Date:	December 31, 2003
2.	Landlord:	[***]
3.	Address of Landlord (Section 24.19):	[***]
4.	Tenant:	[***]
5.	Address of Tenant (Section 24.19):	[***]
with a copy to:
[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

TERMS OF LEASE (References are to the Office Lease)			DESCRIPTION
6.	Premises (Article 1):
	6.1	Premises:
Approximately 61,106 rentable and 54,853 usable square feet of space located on the fourth (4th), fifth (5th) and sixth (6th) floors of the Building (as defined below) consisting of (i) approximately 13,273 rentable and 11,419 usable square feet of space located on a portion of the fourth (4th) floor of the Building, (ii) approximately 25,805 rentable and 23,523 usable square feet of space located on the entire fifth (5th) floor of the Building, and (iii) approximately 22,028 rentable and 19,911 usable square feet of space located on the entire sixth (6th) floor of the Building, all as set forth in Exhibit A attached hereto.
	6.2	Building:	The Premises are located in "Building No. I" (sometimes referred to herein as the "Building" or "Building I") whose address is 13500 Evening Creek Drive, San Diego, California
7.	Term (Article 2):
	7.1	Lease Term:	Five (5) years
	7.2	Lease Commencement Date:	July 1, 2004 (subject, however, to Section 2. 1 of the Office Lease and Section 5.6 of the Tenant Work Letter attached hereto).
	7.3	Lease Expiration Date:	June 30, 2009
8.	Base Rent (Article 3):

	Annual Base Rent		Monthly Installment of Base Rent		Monthly Rental Rate per Rentable Square Foot
7/1/04 - 6/30/05	$	[***]	$	[***]	$	[***]
7/1/05 - 6/30/06	$	[***]	$	[***]	$	[***]
7/1/06 - 6/30/07	$	[***]	$	[***]	$	[***]
7/1/07 - 6/30/08	$	[***]	$	[***]	$	[***]
7/1/08 - 6/30/09	$	[***]	$	[***]	$	[***]
First Option Term (if applicable)
7/1/09 - 6/30/10	$	[***]	$	[***]	$	[***]
7/1/10 - 6/30/11	$	[***]	$	[***]	$	[***]
7/1/11 - 6/30/12	$	[***]	$	[***]	$	[***]
7/1/12 - 6/30/13	$	[***]	$	[***]	$	[***]
7/1/13 - 6/30/14	$	[***]	$	[***]	$	[***]

*
Subject to abatement as provided in Article 3 of the Office Lease.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

ii

TERMS OF LEASE (References are to the Office Lease)			DESCRIPTION
9.	Additional Rent (Article 4):
	9.1	Expense Base Year:	Calendar Year 2004.
	9.2	Tax Expense Base Year:	Calendar Year 2004.
	9.3	Utilities Base Year:	Calendar Year 2004.
	9.4	Tenant's Building Share of Building Operating Expenses and Building Utilities Costs:	43.36% (61,106 rentable square feet within the Premises/40,9115 rentable square feet within the Building).
	9.5	Tenant's Project Share of Project Operating Expenses. Tax Expenses and Project Utilities Costs:	43.36% (61,106 rentable square feet within the Building/281,830 rentable square feet within, as of the date hereof, the Project), subject, however, to Section 1.1.2 of the Office Lease.
10.	Security Deposit (Article 20):		None.
11.	Parking (Article 23):		Three hundred ten (310) parking passes consisting of thirty-one (31) reserved parking passes and two hundred seventy-nine (279) unreserved parking passes.
12.	Brokers (Section 24.25):		CB Richard Ellis represents both Landlord and Tenant.

iii

 OFFICE LEASE

        This Office Lease, which includes the preceding Summary and the exhibits attached hereto and incorporated herein by this reference (the Office Lease, the Summary and the exhibits to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between [***] ("Landlord"), and [***] ("Tenant").

ARTICLE 1

REAL PROPERTY, BUILDING AND PREMISES

        1.1    Real Property. Building and Premises.

          1.1.1    Premises.    Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.1 of the Summary (the "Premises"), which Premises are located in the Building defined in Section 6.2 of the Summary to be constructed on the Real Property. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto.

          1.1.2    Building and Real Property/Project.    The Building is part of a multi-office building project ("Project") constructed on the parcels of land known as [***] which consists of three (3) separate parcels known as Lots 10, 11 and 12 of that certain Map of Sabre Springs Industrial Park, Unit Number 3, Map Number 11547 recorded in the Office of the County Recorder of San Diego County on June 19, 1986, and also includes an additional office building located adjacent to the Building at 13520 Evening Creek Drive, San Diego, California ("Building II"). Building I and Building II are sometimes collectively referred to herein as the "Buildings." The Buildings are located on Lots 11 and 12 of Legacy Sabre Springs (the "Existing Project Parcels"). The Project may contain an additional office building ("Adjacent Building"), parking structure and other improvements that may be constructed on Lot 10 of the Real Property (the "Adjacent Parcel") and located adjacent to the Existing Project Parcels; provided, however, that such Adjacent Parcel, together with such Adjacent Building, parking structure and other improvements that may be constructed thereon (collectively, the "Adjacent Parcel Improvements") shall only be included as a part of the Project if the size and specifications of the Adjacent Building are substantially comparable to the size and specifications of the Building and only so long as such Adjacent Building is utilized for general office use purposes or other uses substantially consistent with the uses in the Buildings (collectively, the "Project Inclusion Conditions"); provided further, however, that landlord and Tenant acknowledge and agree that the dimensions of the Adjacent Building may be different than the dimensions of the Building and that such difference, together with other changes in the dimensions of the Adjacent Building that may be desired by Landlord or are otherwise required by applicable Laws or any covenants, conditions or restrictions affecting the Roil Property shall not prohibit Landlord from including the Adjacent Parcel (and the Adjacent Parcel Improvements) in the Project so long as the size and specifications of the Adjacent Building arc substantially the same as the size and specifications of Building. The term "Real Property," as used in this Lease, shall mean, collectively, (i) the Buildings, (ii) the Adjacent Building (if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions), (iii) any outside plaza areas, walkways, driveways, courtyards, public and private streets, transportation facilitation areas and other improvements and facilities now or hereafter constructed surrounding and/or servicing the Buildings and the Adjacent Building (if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions), including parking structures and surface parking facilities now or hereafter servicing the Buildings and the Adjacent Building (if and when constructed and only if included as part of

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  the Project based on the Project Inclusion Restrictions) (collectively, the "Parking Facilities"), which arc designated from time to time by Landlord as common areas (or parking facilities, as the case may be) appurtenant to or servicing the Buildings and the Adjacent Building (if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions); (iv) any additional buildings, improvements, facilities, parking areas and structures and common areas which Landlord (and/or any common area association formed by Landlord or Landlord's assignee of the Project) may add thereto from time to time within or as part of the Project; provided, however, that no such Additions shall materially or adversely interfere with Tenant's use of the Premises or unreasonably interfere with Tenant's access to and use of the Premises or the Building (including Tenant's access to the Panting Facilities); and (iv) the land upon which any of the foregoing are situated. The site plan depicting the current configuration of the Real Property and proposed Project (inclusive of the Adjacent Parcel but not depicting the Adjacent Parcel Improvements) is set forth in Exhibit A-1 attached hereto. In no event shall the costs of the initial development of the Real Property be included in Building Operating Expenses or Project Operating Expenses. Notwithstanding the foregoing or anything contained in this Lease to the contrary, (1) Landlord has no obligation to expand or otherwise make any improvements within the Project, including, without limitation, the Adjacent Building (or any other Adjacent Parcel Improvements), or any of the outside plaza areas, walkways, driveways, courtyards. public and private streets, transportation facilitation areas and other improvements and facilities which may be depicted on Exhibit A-1 attached hereto (as the same may be modified by Landlord from time to time without notice to Tenant), and (2) Landlord shall have the right from time to time to include or exclude any improvements or facilities within the Project, at Landlord's sole election, as more particularly set forth in Section 1.1.3 below (subject, however, to the restrictions set forth above regarding the Adjacent Parcel Improvements); provided, however, that no such inclusions and/or exclusions shall materially or adversely interfere with Tenant's use of the Premises or unreasonably interfere with Tenant's access to the Premises or-the Building (including Tenant's use of and seem to the Parking Facilities). Subject to (i) all of the terms and conditions of this Lease, including the Rules and Regulations attached hereto as Exhibit D, (ii) Force Majeure events, (iii) Landlord's commercially reasonable security requirements, and (iv) the requirements of applicable Laws (as defined in Section 5.1 below), Tenant shall have access to the Premises and the Parking Facilities twenty-four (24) hours per day, seven (7) days per week throughout the Lease Term.

          1.1.3    Tenant's and Landlord's Rights.    Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas, located within the Building, and the non-exclusive use of the areas located on the Real Property designated by Landlord from time to time as common areas for the Building; provided, however, that (i) Tenants use thereof shall be subject to (A) the provisions of any covenants, conditions and restrictions regarding the use thereof now or hereafter recorded against the Real Property so long as copies of the some have been provided to Tenant, and (B) such reasonable, non-discriminatory rules, regulations and restrictions as Landlord may make from time to time (which shall be provided in writing to Tenant and which shall not materially or adversely interfere with Tenant's use of the Premises and quiet enjoyment of the Premises, including Tenant's access to the Premises and the Building (including Tenant's access to the Parking Facilities)), and (ii) except as otherwise provided in Section 24.31 below Tenant may not go on the roof of Building without Landlord's prior consent (which may be withheld in Landlord's sole and absolute discretion) and without otherwise being accompanied by a representative of Landlord. Subject to the other terms and provisions of this lease, Landlord reserves the right from time to time to use any of the common areas of the Real Property, and the roof, risers and conduits of the Building for telecommunications and/or any other purposes, and to do any of the following: (1) make any changes, additions, improvements, repairs and/or replacements in or to the Real Property or any portion or elements thereof, including, without limitation, (x) changes in the location, size, shape

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  and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways, public and private streets, plazas, courtyards, transportation facilitation areas and common areas, parking spaces, parking structures and parking areas, and (y) subject to the restrictions in Section 1.12 above regarding the Adjacent Parcel Improvements, expanding or decreasing the size of the Real Property and any common areas and other elements thereof, including adding or deleting buildings thereon and therefrom; (2) close temporarily any of the common areas while engaged in making repairs, improvements or alterations to the Real Property; (3) form a common area association or associations under covenants, conditions and restrictions to own, manage, operate, maintain, repair and/or replace all or any portion of the landscaping, driveways, walkways, parking areas, public and private streets, plazas, courtyards, transportation facilitation areas and/or other common areas located outside of the Building and, subject to Article 4 below (including the exclusions from Operating Expenses set forth therein), include the common aces assessments, fees and taxes charged by the association (s) and the cost of maintaining, managing, administering and operating the association(s), in Project Operating Expenses; and (4) perform such other acts and make such other changes with respect to the Real Property as Landlord may, in the exercise of good faith business judgment, deem to be appropriate; provided, however, that Landlord agrees to exercise its rights under this Section 1.1.2 so as to minimize any unreasonable interference with Tenant's use of and access to the Premises (including Tenants parking rights hereunder). Landlord, as part of Project Operating Expenses, agrees to maintain the common areas of the Real Property in a first-class manner consistent with other first-class office building projects in the Central San Diego County area.

        1.2    Condition of Premises.    Except as expressly set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not he obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its "As Is" condition on the Lease Commencement Date; provided, however, in the event that, as of the date of execution of this Lease, the Base, Shell and Core of the Building (as defined in Section 1 of Exhibit B), in its condition existing as of such date without regard to any of the Tenant Improvements, alterations or other improvements to be constructed or installed by or on behalf of Tenant in the Premises or Tenant's use of the Premises, and based solely on an unoccupied basis, (A) does not comply with applicable Laws in effect as of the date hereof, or (B) contains latent defects (not caused by Tenants acts or omissions), then Landlord shall be responsible, at its sole cost and expense which shall not be included in Building Operating Expenses (except as otherwise permitted in (and not excluded in) Section 4 2 hereof), for correcting any such non-compliance to the extent and as and when required by applicable Laws, and/or correcting any such latent defects as soon as reasonably possible after receiving notice thereof from Tenant; provided, however, that if Tenant fails to give Landlord written notice of any such latent defects described in clause (B) hereinabove within eighteen (18) months after the Lease Commencement Date, then the correction of any such Intent defects shall, subject to Landlords repair obligations in Section 72 hereof, be Tenant's responsibility at Tenant's sole cost and expense.

        1.3    Rentable and Usable Square Feet.    The rentable and usable square feet for the Premises are approximately as set forth in Section 6.1 of the Summary. For purposes hereof, the "usable square feet" of the Premises and the "rentable square feet" of the Premises and the Buildings in the Project (and the Adjacent Building (if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions) shall be calculated by Landlord pursuant to the Standard Method For Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 ("BOMA Standard"). The rentable and usable square feet of the Premises and the rentable square feet of the Buildings (and the Adjacent Building (if and when constructed and only if included as pert of the Project based on the Project Inclusion Restrictions)) are subject to verification by Landlords planner /designer at any time after the data hereof, and with respect to any [***] leased by Tenant pursuant to Section 1.4 below and/or any [***] leased by Tenant pursuant to Section 1.5 below, upon the date such [***] and/or [***],(as

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the case may be) is delivered to Tenant or as soon thereafter as reasonably practicable. In the event the Adjacent Building is added as pan of the Project in accordance with Section 1.12 above, then Landlord acknowledges and agrees that the rentable and usable square feet of such Adjacent Building will be measured and verified by Landlords planner /designer in accordance with the BOMA Standard and that Tenants Project Share of Project Operating Expenses and Project Utilities Costs will, pursuant to Section 4.2.10 below, be adjusted to take into account such addition of the Adjacent Building to the Project. Any such verification shall be made in accordance with the provisions of this Section 13. Tenant's architect may consult with Landlord's planner/designer regarding such verification. Tenant shall have the right, exercisable at any time after the date Landlord gives Tenant written notice of the final measurements of the Premises and the Building (or when appropriate, the [***] and/or the [***]), or otherwise at any time during the Lease Term, to remeasure the Premises and Building (or when appropriate, the [***] and/or the [***]), in accordance with the BOMA Standard and the other terms of this Section 1.3. If Tenant's remeasurements differ from the measurements set forth in Section 6 of the Summary or Landlord's measurements (in the event Landlord remeasured the Premises and/or the Building as provided above) and Tenant notifies Landlord thereof, the parties shall, within thirty (30) days thereafter, attempt in good faith to resolve such differences, but if the parties cannot resolve such differences within such 30 -day period, the final measurements of the Building and the Premises (and when appropriate, the [***] and/or the [***]), shall be resolved pursuant to binding arbitration under the auspices of JAMS/ENDISPUTE (or any successor organization) in San Diego County, California according to the then rules of commercial arbitration for such organization but with reference to the BOMA Standard, and the arbitrators resolving such dispute shall only have jurisdiction to determine the square footage of the Premises and Building in dispute (and when appropriate, the [***] and/or the [***]) and shall not have the jurisdiction to modify the terms of this Lease. During the period from the Lease Commencement Date until any dispute regarding the square footage of the Premises and Building is resolved, the rentable and usable square footage amounts set forth in the Summary shall be utilized for all purposes under this Lease. In the event that it is determined pursuant to any remeasurement under this Section 1.3 that the rentable and/or usable square feet of the Premises (and when appropriate, the [***] and/or the [***]), and/or the rentable square feet of the Building pursuant to the BOMA Standard, shall be different from the amounts thereof set forth In this lease, Landlord shall modify all amounts, percentages and figures appearing or referred to in this Lease to conform to such corrected square footage amounts therefor (including, without limitation, (i) the amount of the Base Rent, (ii) Tenant's Project Share of Project Operating Expenses and Project Utilities Costs and Tax Expenses, (iii) Tenants Building Share of Building Operating Expenses and Building Utilities Costs, (iv) the Tenant Improvement Allowance, and (v) the Refurbishment Allowance (as defined in the Extension Rider), if applicable). Any such modifications shall be confirmed in writing by Landlord to Tenant.

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        1.5    [***]

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ARTICLE 2

LEASE TERM

        2.1    Lease Term.    The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. Upon the date of the full execution and delivery of this Lease by Landlord and Tenant, Landlord shall deliver possession of the Premises to Tenant (the "Delivery Date"). The term of this Lease (the "Lease Term") shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided or extended pursuant to the Extension Rider (attached to this Lease and incorporated by this reference). Upon any such extension of the Lease Term pursuant to the Extension Rider (or any extension of the Lease Term otherwise expressly agreed to by Landlord and Tenant in writing), the term "Lease Term" shall mean the Lease Term as so extended. To the extent an event of Landlord Delay (as such term is defined in Section 5.6 of the Tenant Work Letter attached hereto as Exhibit B) prevents the Premises from being substantially completed on or before the date set forth in Section 7.2 of the Summary, such date shall be extended one (1) day for each day that an event of Landlord Delay prevents the Premises from being substantially completed on or before the date set forth in Section 72 of the Summary.

        2.2    Early Possession.    During that period of time commencing as of the Delivery Date and continuing until the lease Commencement Date (the "Early Occupancy Period"), Tenant shall have the right to occupy and use the Premises; provided, however, that during such Early Occupancy Period, all of the terms and conditions of this tease shall apply, including, without limitation, Tenant's obligation to pay to Landlord all sums and charges required to be paid by Tenant under this Lease (including, without limitation (A) charges for utilities for such portions of the Premises so occupied, and (B) charges for additional ser(ices provided to the Premises so occupied pursuant to Sections 6.1.2 and 6.2 of this Lease); provided further, however, during such Early Occupancy Period, Tenant shall not be obligated to pay Base Rent and Tenant's Share of any Excess (as defined in Section 4.3.1 below) for the Premises so occupied by Tenant until the occurrence of the Lease Commencement Date.

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 ARTICLE 3

BASE RENT

        Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment is legal tender for private or public debts in the United States of America, base rent ("Base Rent ") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

        Notwithstanding anything to the contrary contained herein and provided that Tenant is not in default under the terms and conditions of this Lease beyond the expiration of all applicable notice and cure periods, Landlord hereby agrees to [***]. During such [***] period, Tenant shall still be responsible for the payment of all of its other monetary obligations under this Lease. In the event of a default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Article 19 of this Lease, then as a part of the recovery set forth in Article 19 of this Lease, Landlord shall be entitled to the recovery of the monthly Base Rent that was [***] under the provisions of this Article 3.

ARTICLE 4

ADDITIONAL RENT

        4.1    Additional Rent.    In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay as additional rent the sum of the following: (i) Tenant's Building Share (as such term is defined below) of the annual Building Operating Expenses which arc in excess of the amount of Building Operating Expenses applicable to the Expense Base Year, plus; (ii) Tenant's Project Share of the annual Project Operating Expenses which are in excess of the amount of Project Operating Expenses applicable to the Expense Base Year; plus (iii) Tenant's Project Share of the annual Tax Expenses which are in excess of the amount of Tax Expenses applicable to the Tax Expense Base Year, plus (iv) Tenant's Building Share of the annual Building Utilities Costs which are in excess of the amount of Building Utilities Costs applicable to the Utilities Base Year, plus (v) Tenant's Project Share of the annual Project Utilities Costs which are in excess of the amount of Project Utilities Costs applicable to the Utilities Base Year. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6), shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the We Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

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        4.2    Definitions.    As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1  "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.2  "Expense Base Year" for the Existing Project Parcels shall mean the year set forth in Section 9.1 of the Summary; provided, however, that in the event the Adjacent Parcel is added to the Project (in accordance with Section 1.12 above), then Landlord and Tenant acknowledge and agree that the Expense Base Year, for purposes of determining Project Expenses for the Adjacent Parcel only (including any Adjacent Panel Improvements that may be located thereon) shall be the Calendar Year in which such Adjacent Parcel is added to the Project and the Adjacent Building is substantially complete (subject to punch-list items), the calculation of which Project Operating Expenses for the Adjacent Parcel and the Adjacent Parcel Improvements shad be subject td the "gross-up" provisions in Section 42.5 below, which shall be fully applicable to such calculation for the Expense Base Year and all subsequent Expense Years.

          4.2.3  "Expense Year" shall mean each Calendar Year.

          4.2.4  "Building Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of "the Building (excluding, however, any expenses, costs and amounts paid by Tenant as part of Project Operating Expenses), including, without limitation, any amounts-paid for. (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other "Systems and Equipment" (as defined in Section 4.2.6 of this Lease) of the Building, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Building Operating Expenses, (iii) the cost of interior landscaping (plant service), relamping, supplies, tools, equipment and materials; (iv) the cost of janitorial service, alarm security service, if any, window cleaning, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities of the Building and repair to the Building roof; (v) the cost of any tropical improvements or other costs for the Building (i) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building, but only to the extent of the cost savings actually achieved therefrom, or (ii) made to the Building or any portion thereof after the Lease Commencement Date that are required under any governmental law or regulation enacted or modified after the Lease Commencement Date and not the responsibility' of any other tenant or occupant of the Building; provided, however, that any such capital expenditure described in this clause (v) shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with generally accepted accounting principles consistently applied ("GAAP"). If, during all or any part of any Expense Year (including the Expense Base Year), Landlord shall not furnish any particular work or service (the cost of which, if performed by Landlord, would be included in Building Operating Expenses) to a tenant (including Tenant) who has undertaken to perform such work or service in lieu of the performance thereof by Landlord during any Expense Year, including the Expense Base Year, then Building Operating Expenses shall be deemed to be increased by an amount equal to the additional Building Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant.. If the Building is less than [***] percent ([***]%) occupied during all or a portion of any Expense Year (including the Expense Base Year), Landlord shall make an appropriate adjustment to the variable components of Building Operating Expenses for such year or applicable portion thereof, employing sound

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accounting and management principles, to determine the amount of Building Operating Expenses that would have been paid had the Building been [***] percent ([***]%) occupied; and the amount so determined shall be deemed to have been the amount of Building Operating Expenses for such year, or applicable portion thereof. Notwithstanding the foregoing provisions of this Article 4 to the contrary, —Landlord will not collect or be entitled to collect Building Operating Expenses from all of its tenants in an amount which is in excess of one hundred percent (10096) of the Building Operating Expenses actually paid by Landlord in connection with the operation of the Building, and Landlord shall make no profit from the collection of Building Operating Expenses.

          4.2.5  "Project Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property (excluding, however, any expenses, costs and amounts attributable solely (except as otherwise expressly provided in clauses (iii) and (vii) of this paragraph) to the Building (or any other building in the Project)), including, without limitation, any amounts paid for: (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems (located outside of the Building (and outside of any other building in the Project)), any parking structure elevator systems (if any) and other Systems and Equipment of the Real Property, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Project, Operating Expenses, and the costs incurred in connection with implementation and operation (by Landlord or any common area association(s) formed for the Project) of any government mandated transportation system management program or similar program; (iii) the cost of insurance carried by Landlord for the Project (including the Buildings and, if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions, the Adjacent Building and the Adjacent Parcel Improvements), in such amounts as Landlord may reasonably determine or as may be required by any mortgagees, but in any event substantially consistent with the insurance carried by owners of comparable first-class office building projects in the Central San Diego County area; (iv) the cost of exterior landscaping, relamping, supplies, tools and materials; (v) the cost of parking area repair and maintenance; (vi) any fees under any equipment rental agreements of management agreements (not to exceed fees in comparable first-class office buildings in the Central San Diego County area and in the event Landlord or an affiliate of Landlord is the managing agent, not to exceed [***] (including the Buildings and, if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions, the Adjacent Building), and the fair rental value of any actual on-site management office space (not exceeding 2,500 rentable square feet) provided thereunder); (vii) wages, salaries and other compensation and benefits of all persons at or below the level of manager for the Real Property engaged in the operation, management, maintenance or security of the Project, (including the Buildings and, if included as pan of the Project based on the Project Inclusion Restrictions, the Adjacent Parcel and the Adjacent Parcel Improvements (it being understood that there shall not be a separate manager for the Buildings and the Adjacent Building)),; and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (viii) payments under any easement; license, operating agreement, declaration, restrictive covenant; (ix) the cost of janitorial service and security service, if any, window cleaning and trash removal for the common or public areas or facilities of the Project (but not located in any of the Buildings or the Adjacent Building (if and when constructed and only if included as pan of the Project based on the Project Inclusion Restrictions), maintenance of curbs and walkways in the Project; and (x) the cost of any capital Improvements or other costs for the Project (i) which are intended as a labor-saving device or to effect other

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economies in the operation or maintenance of the project, but only to the extent of the cost savings actually achieved therefrom, or (ii) made to the Project or any portion thereof after the Lease Commencement Date that arc required Beater any governmental law or regulation enacted or modified after the Lease Commencement Date and not the responsibility of any other tenant or occupant of the Project; provided, however, that any such capital expenditure described in this clause (x) shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with GAAP. Landlord hereby agrees that the cost of any new type of insurance coverage which ii obtained or effected by Landlord during any Expense Year after the Expense Blue Year (but is not obtained or effected during the Expense Base Year) shall be added to Project Operating Expenses for the Expense Base Year (but at the rate which would have been in effect during the Expense Bose Year or the rate in effect during such subsequent Expense Year, whichever is lower) prior to the calculation of Tenant's Project Sham of Project Operating Expenses for each such Expense Year in which such change in insurance is initially obtained or effected. If the Buildings (and, if and when constructed and only if included as part of the Project based on the Project Inclusion Restrictions, the Adjacent Building) in the Project are less than [***] percent ([***]%) occupied during all or a portion of any Expense Year (including the Expense Base Year), Landlord shall make an appropriate adjustment to the variable components of project Operating Expenses for such year or applicable portion thereof, in accordance with GAAP, to determine the amount of Project Operating Expense; that would have been paid had the Buildings (and the Adjacent Building (if applicable)), been [***] percent ([***]%) occupied; and the amount so determined shall be deemed to have been the amount of Project Operating Expenses for such year, or applicable portion thereof. Notwithstanding the foregoing provisions of this Article 4 to the contrary, Landlord will not collect or be entitled to collect Project Operating Expenses from all of its tenants in an amount which is in excess of one hundred percent (100%) of the Project Operating Expenses actually paid by Landlord in connection with the operation of the Real Property, and Landlord shall make no profit from the collection of Project Operating Expenses.

          The term "Building Operating Expenses" and "Project Operating Expenses" are collectively referred to herein as "Operating Expenses".

          Notwithstanding the foregoing, Operating Expenses shall not, however, include; (A) costs of leasing commissions, attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Real Property; (B) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space; (C) costs incurred due to the violation by Landlord of the terns and conditions of any lease of space in the Real Property; (D) costs of general conditions, overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Real Property to the extent the salve exceeds the costs of general conditions, overhead and profit increment included in the costs of such services which could be obtained from third parties on a competitive basis, (E) except as otherwise specifically provided in Sections 4.2.4 and 4.2.5 hereof, costs of interest on debt or amortization on any mortgages and rent payable under any ground lease of the Real Property; (F) costs of a capital nature for the Real Property, except as specifically set forth in Section 4.2.4(v) and Section 4.2.5(x) above and clause (i) hereinbelow; (G) costs of repairs and maintenance actually reimbursed by any other party; (H) attorneys' fees and other costs incurred in attempting to collect rent or evict tenant's for nonpayment of rent; (i) depreciation, amortization and interest payments (except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party services, all as determined in accordance with standard real estate accounting practices,

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consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life), (J) costs, including penalties, fines and associated legal expenses incurred due to the violation by Landlord or any other tenant of the Real Property of applicable Laws, that would, not have been incurred but for any such violations by Landlord or any tenant of the Real Property; (K) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Real Property unless such wages and benefits are prorated to reflect time spent on operating and managing the Real Property vis-à-vis time spent on matters unrelated to operating and managing the Real Property; provided that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of manager for the Real Property; (L) costs incurred by Landlord for the repair of damage to the kcal Property, to the extent that Landlord is reimbursed by insurance proceeds (or would have been reimbursed had Landlord maintained the insurance required to be carried by Landlord under this Lease); (M) expenses in connection with services or other benefits which are not provided to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Real Property free of charge; (i) costs of correcting defects in the original construction of the Real Property; (O) tax penalties incurred as a result bf Landlord's negligence, inability or unwillingness to make payments when due or to file any income tax or informational returns when due; (P) any bad debt loss, rent loss, or reserves for bad debts or rent loss (but Project Operating Expenses may include reasonable reserves imposed upon the Real Property as part of the assessments under any covenants, conditions and restrictions recorded against the Real Property), (Q) cost of repairs necessitated by the gross negligence or willful misconduct of Landlord or other tenants of the Project (or Landlord; or such other tenants' agents or contractors); (R) advertising and promotional expenditures, and the cost of signs (other than directory board signage) in or on the Real Property identifying the owner of the Real Property or other tenants of the Real Property; (S) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished-from the costs of operation of the Real Property, including, in the excluded items, partnership accounting and legal matters; (T) any ground lease rental; (U) costs incurred to comply with applicable Laws with respect to the cleanup, removal, investigation and/or remediation of any Hazardous Materials (as such term is defined in Section 5.1 below) in, on or under the Real Property to the extent such Hazardous Materials are: (1) in existence as of the Lease Commencement Date and in violation of applicable Laws in effect as of the Lease Commencement Date, and were of such a nature that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state and under the conditions that the same existed in the Real Property (including any building located thereon), would have, then required removal, remediation or other action with respect to such Hazardous Materials; or (2) introduced onto the Real Property after the Lease Commencement Date by Landlord or any of Landlord's agents, employees, contractors or other tyrants in violation of applicable Laws in effect at the date of introduction, and were of such a nature that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state and under the conditions that the same existed in the Real Property, would have then required removal, remediation or other action with respect to such Hazardous Materials; (v) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (other than the Parking Facilities); (W) any Tax Expenses, Building Utilities Costs or Project Utilities Costs; (x) rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement specifically excluded above: (Y) costs (including, without limitation, fines, penalties, interest, and costs of repairs, replacements, alterations and/or improvements) incurred in bringing the Real property into compliance with building codes and other Laws in effect as of the; Lease Commencement Date and as interpreted by applicable governmental authorities as of such date, including, without limitation, any costs to correct building code violations pertaining to the initial design or construction of any building (including the Building) located on the Real Property or any

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other improvements to the Real Property, to the extent such violations exist as or the Lease Commencement Date under any applicable building codes in effect and as interpreted by applicable governmental authorities as of such date; (Z) costs of acquisition of sculptures, painting and other objects of art (except for maintenance costs with respect thereto); (AA) costs and overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Real Property to the extent the same exceeds typical costs and overhead and profit increment of such goods and/or services rendered by qualified unaffiliated third parties on a competitive basis; (BB) except for Landlord's Health Facility (as defined in Section 24.34 below (if Landlord elects to provide the same)), costs arising out of the operation, management, maintenance or repair of any retail premises in the Project or any other retail areas operated by Landlord or its agents, contractors or vendors to the extent such costs are uniquely attributable (and separately identifiable) to such retail premises or areas (as opposed to general office use tenancies) or are extraordinary, separately identifiable expenses arising in connection therewith; (CC) costs for which Landlord has been compensated by a management fee, to the extent that the inclusion of such costs in Operating Expenses would result in a double charge to Tenant; (DD) costs arising from Landlord's charitable or political contributions; (EE) costs arising from any voluntary special assessment on the Real Property by any transit district authority or any other governmental entity having the authority to impose such assessment, unless such costs are included in the Expense Base Year or Utilities Base Year at the initial rate in effect for such assessments; (FF) costs of any "tap fees" or any sewer or water connection fees for the benefit of any particular tenant of the Real Property; (GG) any "above-standard" cleaning, including, but not limited to construction cleanup or special cleanings associated with parties/events and specific tenant requirements in excess of services provided to Tenant, including related trash collection, removal, hauling and dumping; (HH) "in-house" legal and/or accounting fees; (ii) reserves for bad debts or for future improvements; repairs, additions, etc.; (JJ) any "finders fees", brokerage commissions, job placement costs or job advertisement costs; (KK) any expenses incurred by Landlord for use of any portions of the Real Property to accommodate shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies, and advertising beyond the normal expenses otherwise attributable to providing services, such as lighting and HVAC to such public portions of the Real Property in normal operations of the Real Property during standard hours of operation, (LL) any balloons, flowers or other gifts provided to any entity whatsoever, to include, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents; (MM) costs for the initial development of the Real Property; and (NN) costs of operating any parking facilities leased to a parking facility operator. In no event will project Operating Expenses include any expenses associated with the Adjacent Parcel (including any Adjacent Parcel Improvements that may be located thereon) until and unless such Adjacent Parcel is added to the Project pursuant to Section 1.12 above.

          4.2.6  "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Project and/or either or both of the Buildings and/or the Adjacent Building (if and when constructed and only if included as pan of the Project based on the Project Inclusion Restrictions) and/or any other building in the Project in whole or in part.

          4.2.7  "Tax Expense Base Year" for the Existing Project Parcels shall mean the year set forth in Section 92 of the Summary; provided, however, that in the event the Adjacent Parcel is added to the Project (in accordance with Section 1.1.2 above), then Landlord and Tenant acknowledge and agree that the Tax Expense Base Year, for purposes of determining Tax Expenses for the Adjacent Parcel only (including any Adjacent Parcel improvements that may be located thereon), shall be the Calendar Year in which such Adjacent Parcel is added to the Project with the Adjacent

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  Building substantially completed (subject to punch-list items), the calculation of which Tax Expenses for the Adjacent Parcel and the Adjacent Parcel Improvements shall be subject to the Tax Expense Calculation Assumptions described below, which shall be fully applicable to such calculation.

          4.2.8  "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, parking taxes, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or other governmentally mandated assessments, taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year (including the Expense Base Year) because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Buildings (and, if and when constructed and made a pan of the Project, the Adjacent Building) were fully constructed and the Real Property, the Buildings (and, if and when constructed and made a pan of the' Project based on the Project Inclusion Conditions, the Adjacent Building) and all tenant improvements in the Buildings (and, if and when constructed and only if, included as part of the Project based on the Project Inclusion Conditions; the Adjacent Building) were fully assessed for real estate tax purposes (the "Tax Expense Calculation Assumptions"). In no event will Tax Expenses for the Adjacent Parcel (and the Adjacent Parcel Improvements) be included in Tax Expenses until and unless the Adjacent Parcel is added to the Project in accordance with the terms of this Lease.

            4.2.8.1  Tax Expenses shall include, without limitation:

              (i)    Any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property in substitution of real estate taxes;

              (ii)   Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real properly tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided/ without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease provided they are not also included in Operating Expenses;

              (iii)  Any assessment, tax, fee, levy, or charge allocable to or measured-by the area of the Premises or the rent payable hereunder in substitution of real estate taxes, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and

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              (iv)  Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses; provided, however, 16 the extent Landlord obtains a lax refund, such tax refund shall be credited against Tax Expenses for the Expense Year to which such refund Is applicable and if as a result of such refund or credit, Tenant overpaid Tax Expenses for such Expense Year, Tenant shall be entitled to receive from Landlord a return of such overpayment, but not in excess of the amount of Tax Expenses actually prepaid by Tenant prior to the application of such refund/credit.

            4.2.8.2  In no event shall Tax Expenses for any Expense Year be less than the Tax Expenses for the Tax Expense Base Year.

            4.2.8.3  Notwithstanding anything to the contrary contained in this Section 4.2.8, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Real Property), (ii) any items included as Building Operating Expenses and Project Operating Expenses, and (iii) any items paid by Tenant under Section 4.4 of this Lease.

          4.2.9  "Tenant's Building Share" shall mean, subject to Section 1.3 above, the percentage set forth in Section 9.4 of the Summary. Tenant's Building Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable square feet in the Building (as set forth in Section 9.4 of the Summary), and stating such amount as a percentage. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed (in accordance with the BOMA Standard in Section 1.3 above), then Tenant's Building Share shall be appropriately adjusted and, as to the Expense Year in which such adjustment occurs, Tenant's Building Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenants Building Share was in effect.

          4.2.10  "Tenant's Project Share" shall mean, subject to Section 1.3 above, the percentage set forth in Section 9.5 of the Summary. Tenants Project Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable square feet in the buildings within the Project as of the date hereof (i.e., the Building and Building II), and stating such amount as a percentage. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the buildings within the Project is changed (in accordance with the BOMA Standard in Section 1.3 above), including, but not limited to, in the event the Adjacent Building is constructed and made a pan of the Project in accordance with Section 1.1.2 above, then Tenant's Project Share shall be appropriately adjusted and, as to the Expense Year in which such adjustment occurs, Tenant's Project Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenants Project Share was in effect.

          4.2.11  "Utilities Base Year" for the Existing Project Parcels shall mean the year set forth in Section 93 of the Summary; provided, however, that in the event the Adjacent Parcel is added to the Project (in accordance with Section 1.12 above), then Landlord and Tenant acknowledge and agree that the Utilities Base Year, for purposes of determining Project Utilities Costs for the Adjacent Parcel only (including any Adjacent Parcel Improvements (other than the Adjacent Building) that may be located thereon) shall be the Calendar Year in which such Adjacent Parcel is added to the Project with the Adjacent Building substantially completed (subject to punchlist items).

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          4.2.12  "Building Utilities Costs" shall mean all actual charges for utilities for the Building which Landlord shall pay during any Expense Year (but excluding any Project Utilities Costs), including, but not limited to, the costs of water, sewer and electricity, and the costs of HVAC (including, unless paid by Tenant pursuant to Section 6.1.2 below (or unless paid by other tenants of the Building pursuant to comparable provisions in such tenants' leases or unless otherwise paid by such other tenants), the cost of electricity to operate the HVAC air handlers) and other utilities (but excluding (i) the cost of electricity consumed in the Premises and the premises of other tenants of the Building (since Tenant is separately paying for the cost of electricity pursuant to Section 6.1.2 below] and (ii) those charges for which tenants of the Building directly reimburse Landlord or otherwise pay directly to the utility company) as well as related fees, assessments and surcharges. Building Utilities Costs for any Expense Year (including the Utilities Base Year) shall be calculated assuming the Building is at least [***] percent ([***]%) occupied. If, during all or any pan of any Expense Year (including the Utilities Base Year), landlord shall not provide any utilities other than gas and electricity (the cost of which, if provided by Landlord, would be included in Building Utilities Costs) to a tenant of the Building (including Tenant) who has undertaken to provide the same instead of Landlord, Building Utilities Costs shall be deemed to be increased by an amount equal to the additional Building Utilities Costs which would reasonably have been incurred during such period by Landlord if Landlord bad at its own expense provided such utilities to such tenant.

          4.2.13  "Project Utilities Costs" shall mean all actual charges for utilities for the Project which Landlord shall pay during any Expense Year (but excluding any Building Utilities Costs or Utilities Costs for Building If or the Adjacent Building (if and when constructed and included as pan of the Project)), including, but not limited to, the costs of water, sewer and electricity, and other utilities, as well as related fees, assessments and surcharges. Project Utilities Costs shall include any costs of utilities which are allocated to the Real Property as a whole (and not any-particular building in the Project) under any declaration, restrictive covenant, or other instrument pertaining to the sharing of costs by the Real Property or any portion thereof, including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Real Property. In no event shall Project Utilities Costs for the Adjacent Parcel (and any Adjacent Parcel Improvements) be included in Project Utilities Costs until and unless the Adjacent Parcel is added to the Project in accordance with the terms of this Lease.

        4.3    Calculation and Payment of Additional Rent.

          4.3.1    Calculation of Excess.    If for any Expense Year ending or commencing within the Lease Term, (i) Tenants Building Share of Building Operating Expenses for such Expense Year exceeds Tenant's Building Share of Building Operating Expenses for the Expense Base Year and/or (ii) Tenants Project Share of Project Operating Expenses for such Expense Year exceeds Tenants Project Share of Project Operating Expenses for the Expense Base Year and/or (iii) Tenant's Project Share of Tax Expenses for such Expense Year exceeds Tenants Project Share of Tax Expenses for the Tax Expense Base Year, and/or (iv) Tenant's Building Share of Building Utilities Costs for such Expense Year exceeds Tennis Building Share of Building Utilities Costs for the Utilities Base Year, and/or (v) Tenants Project Share of Project Utilities Costs for such Expense Year exceeds Tenants Project Share of Project Utilities Costs for the Utilities Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 432, below, and as Additional Rent, an amount equal to -each such applicable excess (collectively, the "Excess"); provided, however, that in no event shall Tenant be liable for any excess during the Base Rent Abatement Period.

          4.3.2    Statement of Actual Building Operating Expenses, Project Operating Expenses, Tax Expenses, Building Utilities Costs and Project Utilities Cost Payment by Tenant. Landlord shall give to Tenant on or before the first day of May following the end of each Expense Year a

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  statement (the "Statement") which shall state, on a line item by line item basis per category, the Building Operating Expenses, Project Operating Expenses, Tax Expenses, Building Utilities Costs, and Project Utilities Costs incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any; paid during such Expense Year as "Estimated Excess." as that term is defined in Section 4.3.3 of this Lease. If any Statement reflects that Tenant has overpaid Tenant's Building Share of Building Operating Expenses and/or Building Utilities Costs, Tenants Project Share of Tax Expenses, Tenant's Project Share of Project Operating Expenses and/or Project Utilities costs for such Expense Year, Landlord shall, at its option, either credit such overpayment toward Tenants next rent payment(s) under this lease, or remit to Tenant with such applicable Statement the amount of the overpayment. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenants Building Share of the Building Operating Expenses and Building Utilities Costs, Tenants Project Share of Project Operating Expenses and Project Utilities Costs and Tenant's Project Share of Tax Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the foregoing to the contrary, Tenant shall not be responsible for Tenants Building Share of any Building Operating Expenses and/or Building Utilities Costs and Tenants Project Share of Project Operating Expenses and/or Project Utilities Costs and/or Tenants Project Share of Tax Expenses attributable to any Expense Year which was first billed to Tenant more than [***] Years after the date (the "Cutoff Date") which is the earlier of (i) the expiration of the applicable Expense Year or (ii) the Lease Expiration Date, except that Tenant shall be responsible for Tenant's Building Share of Building Operating Expenses and Building Utilities Costs, Tenant's Project Share of Tax Expenses, and Tenant's Project Share of Project Utilities Costs and Project Operating Expenses levied by any governmental authority or by any public utility company at any time following the applicable Cutoff Date which are attributable to any Expense Year occurring prior to such Cutoff Date, so long as Landlord delivers to Tenant a bill and supplemental Statement for such amounts within [***] years following Landlords receipt of the applicable bill therefor. The provisions of this Section 4.32 shall survive the expiration or earlier termination of the Lease Term.

          4.3.3    Statement of Estimated Building Operating Expenses, Project Operating Expenses, Tax Expenses, Building Utilities Costs and Project Utilities Costs. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall, set forth Landlord's reasonable estimate (the "Estimate"), on a line item by line item basis per category, of what the total amount, of Building Operating Expenses, Project Operating Expenses, Tax Expenses, Building Utilities Costs and Project Utilities Costs for the then current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing (i) Tenants Building Share of Building Operating Expenses, which shall be based upon the Estimate, to Tenant's Building Share of Building Operating Expenses for the Expense Base Year, (ii) Tenants Project Share of Project Operating Expenses, which shall be based upon The estimate, to Tenants Project Share of Project Operating Expenses for the Expense Base Year, (iii) Tenants Project Share of Tax Expenses, which shall be based upon the Estimate, to Tenant's Project Sham of Tax Expenses for the Tax Expense Base Year, (iv) Tenants Building Share of Building Utilities Costs, which shall be based upon the Estimate, to Tenants Building Share of Building Utilities Costs for the Utilities Base Year, and (v) Tenant's Project Share of Project Utilities Costs, which shall be based upon the estimate, to Tenant's Project Share of Project Utilities Costs for the

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  Utilities Base Year; provided, however, in no event shall any such Estimate Statement for any Calendar Year after the Expense Base Year, Tax Expense Base Year and Utilities Base Year set forth an Estimated Excess be greater than [***] percent ([***]%) of the Excess payable by Tenant in the prior Calendar Year. The failure of Landlord to timely fairish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as Its numerator the number of months which have elapsed in such current Expense Year to the month such payment; both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          4.3.4    Intentionally Omitted.

          4.3.5    Payment in Installments.    All assessments and premiums which are not specifically charged to Tenant hereunder, which can be paid by Landlord in installments without the imposition of fees, penalties or interest, shall be paid by Landlord in the maximum number of installments that are permitted by law without the imposition of fees, penalties or interest and not included as Building Operating Expenses, Project Operating Expenses and/or Tax Expenses (as the case may be) except in the Expense Year (or Tax Expense Base Year, as the case may be) in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in comparable first-class office buildings in the Central San Diego County area is to pay such assessments or premiums on an earlier basis, and landlord pays on such earlier basis, such assessments or premiums shall be included in Building Operating Expenses, Project Operating Expenses and/or Tax Expenses, as the case may be, in the Calendar Year that such assessments or premiums are paid by Landlord; provided further, however, that in such event, Landlord shall prorate the amount of any such assessment and/or premiums and Tenant shall only pay the amount allocable to the Lease Term.

        4.4    Taxes and Other Charges for Which Tenant Is Directly Responsible.    Tenant shall reimburse landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1    said taxes are measured by or reasonably attributable to the cost or value of Tenants equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build -out as determined, by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord; or

          4.4.2    said taxes are assessed upon or with respect to the manner of possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Parking Facilities).

        4.5    Late Charges.    If any installment of Base Rent shall not be received by Landlord or Landlord's designee within five (5) business days after the due date therefor, then Tenant shall pay to Landlord a fixed late charge equal to [***] plus any attorneys' fees (if any) incurred by Landlord by reason of Tenant's failure to pay such Base Rent; provided, however, that for the first three (3) months of the Lease Term following the expiration of the [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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[***] Landlord shall waive the imposition of such late charge during such [***] month period. If any installment of Rent (other than Base Rent) or any other sum due from Tenant shall not be received by Landlord or landlords designee within fifteen (15) days after the due date therefor, then Tenant shall pay to Landlord a late charge equal to [***] percent ([***]%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenants failure to pay such Rent (other than Base Rent) or other charges when due hereunder. The foregoing late charges shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlords other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Notwithstanding the above (and in addition to the waiving of any late charge by reason of Tenants failure to pay Base Rent during the first three (3) months following the Base Rent Abatement Period described above), no late charge or interest will be assessed for the [***] late payment of Rent or any other sum due from Tenant in any [***] during the Lease Term (including the Option Terms, if applicable). In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they am due shall thereafter bear interest until paid at a rate (the "Interest Rate") equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by Morgan Chase Bank (or such reasonable comparable national banking institution as selected by Landlord in the event JPMorgan Chase Bank ceases to exist or publish a Prime Rate or Reference Rate), plus [***] percent ([***]%), or (ii) the highest rate permitted by applicable Laws.

        4.6    Audit Rights.    In the event Tenant disputes the amount of the Project Operating Expenses, Building Operating Expenses, Tax Expenses, Building Utilities Costs and/or Project Utilities Costs set forth in the Statement for the particular calendar year delivered by Landlord to Tenant pursuant to Section 4.3.2 above, Tenant shall have the right, at Tenants cost, after reasonable notice to Landlord, to have Tenant's authorized employees or agents inspect, at Landlord's office during normal business hours, Landlord's books, records and supporting documents concerning the Project Operating Expenses, Building Operating Expenses, Tax Expenses, Building Utilities Costs and/or Project Utilities Costs set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Project Operating Expenses, Building operating Expenses, Tax Expenses, Building Utilities Costs and/or Project Utilities Costs set forth in any such Statement, unless Tenant notifies Landlord of such objection and dispute within twelve (12) months immediately fallowing Landlord's delivery of the actual Statement for the costs and for the Calendar Year in question (the "Notice Period "); provided, further, that notwithstanding any such timely objection and dispute, and as a condition precedent to Tenant's exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 4.6, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described-below. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlords operation and management of the Building. If after such inspection and/or request for documentation, Tenant still disputes the amount of the Project Operating Expenses, Building Operating Expenses, Tax Expenses, Building Utilities Costs and/or Project Utilities Costs set forth in the Statement, Tenant shall have the right to cause an independent certified public accountant which is mutually approved by Landlord and Tenant (the "Accountant") to complete an audit of Landlord's books and records pertaining to Operating Expenses to determine the proper amount of the project Operating Expenses, Building Operating Expenses, Tax Expenses. Building Utilities Costs and/or Project Utilities Costs incurred and amounts payable by Tenant for the calendar year which is the subject of such Statement. Such audit by the Accountant shall tie final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Accountant within thirty (30) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be one of the "Big 4" accounting firms. If such audit reveals that Landlord has overcharged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge, together with interest thereon at the Interest Rate. If the audit reveals that the Tenant was undercharged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge, together with interest thereon at the Interest Rate. Tenant agrees to pay the cost of such audit unless it is subsequently determined, that Landlord's original Statement which was the subject of such audit was in error to Tenant's disadvantage by three percent (3%) or more of the total Project Operating Expenses, Building Operating Expenses, Tax Expenses, Building Utilities Costs and/or Project Utilities Costs which was the subject of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement provided by Landlord at any time during the Notice Period, but the failure of Tenant to object thereto prior to the expiration of the Notice Period shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Project Operating Expenses, Building Operating Expenses, Tax Expenses, Building Utilities Costs and/or Project Utilities Costs shown thereon. In connection with any inspection and/or audit conducted by Tenant pursuant to this Section 4.6, Tenant agrees to keep, and to cause all of Tenant's employees and consultants and the Accountant to keep, all of Landlord's books and records and the audit, and all information pertaining thereto and the results thereof, strictly confidential, and in connection therewith, Tenant shall cause such employees, consultants and the Accountant to execute such reasonable confidentiality agreements as Landlord may require prior to conducting any such inspections and/or audits.

ARTICLE 5

USE OF PREMISES

        5.1    Use.

          5.1.1    Permitted Use.    Tenant shall use the Premises solely for general office purposes and any incidental uses thereto including, but not limited to, breakrooms, installation of vending machines (for Tenant's employees) and photocopy areas, and, subject to Section 5.1.2 below, the Company Store, all to the extent consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof in any manner contrary to the provisions of Exhibit D, attached hereto, or in a manner so as to cause a violation of the laws, ordinances, codes, statutes, rules or regulations of the United States of America, the state in which the Real Property is located, or the ordinances, regulations or requirements of the local municipal or county governing body (including, but not limited to, zoning and building codes) or other governmental or quasi-governmental authorities having jurisdiction over the Real Property (collectively, "Laws"). Tenant shall comply with all recorded covenants, conditions, and restrictions, now affecting the Real Property. Attached hereto as Exhibit J is a list of existing recorded covenants, conditions and restrictions affecting the Real Property, it true, correct and complete copies of which have been delivered to Tenant. Tenant shall also comply with all recorded covenants, conditions, and restrictions affecting the Real Property and executed after the date of execution of this Lease provided that such covenants, conditions, and restrictions and leases do not materially restrict Tenant in Tenant's use of the Premises or materially increase Tenant's obligations or adversely affect Tenants rights under this Lease. Tenant shall not use or allow another person or entity to use any pan of the Premises for the storage, use, treatment. manufacture or sale of "Hazardous Material," as that term is defined below, except for ordinary and general office

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  supplies typically used in the ordinary course of business within office space in first-class office buildings (such as copier toner, liquid paper, glue, ink and common household cleaning supplies) which Tenant must use in strict compliance with all applicable Laws. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Real Property is located or the United States Government.

          5.1.2    Company Store.    Subject to the approval of all applicable governmental entities and Tenant's compliance with all applicable Laws, the original Tenant executing this Least ("Original Tenant") and any assignee of Original Tenant's interest in this Lease, shall also be permitted, at Tenant's sole cast and expense, to use a portion of the Premises as shall be designated by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) for operation of a company store ("Company Store") solely for the use by Tenant's employees and business visitors, but no other members of the general public. Tenant agrees that the Company Store shall not be operated by any subtenant of Tenant other than an Affiliate subtenant pursuant to a sublease entered into pursuant to Section 14.7 below. Tenant may serve prepared food in the Company Store but shall not be permitted to cook any food in the Company Store and Tenant shall not permit any fumes or odors to emanate from the Company Store in any manner which may unreasonably disturb any other occupants of the Real Property. Without limiting the generality of the foregoing, Landlord shall have the right to require that all food related appliances used by Tenant and approved by Landlord for the Company Store operation be vented using venting equipment reasonably approved by Landlord. Tenant shall not be entitled to serve or sell any alcoholic beverages from the Company Store, and Tenant shall, at its expense, at all times operate and maintain the Company Store in a rust class and clean manner. Tenant shall, at its sole cost and expense: (i) store and dispose of refuse and garbage generated in connection with the operation of the Company Store in a rubbish container or compactor which shall be waterproof, sealed, rodent-proof, nonabsorbent, deodorized and covered with a close -fitting lid and located in an area exterior to the Building reasonably designated by Landlord, and in accordance with state and local health department rules and regulations; (ii) not discharge any corrosive, damaging or clogging substances through any drain lines from the Premises (should Tenant fail to observe this duty, Tenant shall be solely responsible for the cost of freeing, cleaning and replacing such pipes and any other damage resulting therefrom); and (iii) obtain and maintain in effect at all times pest control service to regularly exterminate the Company Store as may be necessary to keep the Building and Real Property free from pests. Tenant covenants that all improvements to be constructed by Tenant for the Company Store shall otherwise be subject to Landlord's approval and otherwise comply with the provisions of the Tenant Work Letter (if constructed as part of the initial Tenant Improvements) or the provisions of Article 8 of this Lease (if constructed after the initial Tenant Improvements are Installed).

        5.2    Landlord's Representation and Warranty Regarding Hazardous Materials.    Landlord represents and warrants to Tenant that, to Landlord's actual knowledge as of the date hereof, except as may be disclosed in the Environmental Report (as defined below), the Real Property does not currently contain any Hazardous Materials in violation of any existing applicable Laws pertaining to Hazardous Materials. As used herein, the "Environmental Report" shall mean that certain Phase I Environmental Site Assessment, prepared by Building Analytics in accordance with the Building Analytics Proposal and Contract dated July 27, 2000, a true and complete copy of which Landlord hereby represents has been delivered to Tenant. Landlord agrees, throughout the Lease Term, to provide Tenant with any environmental reports commissioned by Landlord after the date of this Lease affecting the Real Property.

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 ARTICLE 6

SERVICES AND UTILITIES

        6.1    Standard Tenant Services.    Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

          6.1.1    Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises so as to maintain temperatures within the Premises within the range of temperatures that are consistent with the design capacity of the HVAC system installed by Landlord as part of the Base, Shell and Core (as defined in Exhibit B attached hereto) as specified in Exhibit F attached to this lease, subject to extraordinary hot or cold weather periods, unusual heat loads caused by Tenant's use of the Premises, any use of the Premises not in accordance with Section 5.1.1 above, brown-outs and/or other Force Majeure events, from Monday through Friday, during the period from 7:00 a.m. to 6:00 p.m., and on Saturday during the period from 9:00 a.m. to 1:00 p.m. ("Business Hours"), except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (collectively, the "'Holidays").

          6.1.2    Landlord, as part of the Base. Shell and Core, shall provide adequate electrical -wiring and facilities and power for normal general office use as determined by Landlord, which facilities and power shall include [***] the Building with [***] transformers and distribution panels to provide approximately [***] watts per usable square foot of the Premises for connected electrical load exclusive, however, of electricity for lighting. Tenant shall pay directly to the utility company pursuant to the utility company's separate meters, the cost of all electricity provided to and/or consumed in the Premises (including normal and excess consumption) and shall pay to Landlord, as part of Building Utilities Costs (and pursuant to Landlord's submeters to measure the same, for the cost of electricity to operate the HVAC air handlers pertaining to those portions of the Premises that do not consist of an entire floor in the Building (i.e., for multi-tenant floors). Tenant shall pay such cost (including the cost of such meters or submeters) within thirty (30) days after demand and as additional rent under this Lease (and not as part of the Building Operating Expenses or Building Utilities Costs). Landlord shall designate the electricity utility provider from time to time.

          6.1.3    As part of Building Operating Expenses or Building Utilities Costs (as determined by Landlord), Landlord shall replace lamps, starters and ballasts for Building standard lighting fixtures within the Premises. In addition, Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

          6.1.4    Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.5    Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services, all in accordance with the janitorial specifications attached hereto as Exhibit G (which specifications are subject to change provided that the overall level of the janitorial and window washing services provided by Landlord is otherwise consistent with other comparable first-class office buildings in the Central San Diego County area.

          6.1.6    Landlord shall provide nonexclusive automatic passenger elevator service at all times.

          6.1.7    Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord; provided, however, that during Tenant's initial move into the Premises. Landlord shall

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  provide Tenant with exclusive freight service (subject, however, to Tenant scheduling such exclusive use times with Landlord).

        6.2    Overstandard Tenant Use.    Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal office machines; or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the need for water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If Tenant uses water or heat or air conditioning (other than through Tenant's Supplemental Roof HVAC Equipment described in Section 6.7 below) in excess of that supplied by -Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, within ten (10) days after billing and as additional rent, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use, and in such event Tenant shall pay, as additional rent, the increased cost directly to Landlord, within thirty (30) days after demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, (i) Tenant shall give Landlord prior notice (which notice shall be accomplished through telephonic dial-up and/or via electronic mail), of Tenant's desired use, (ii) Landlord shall supply such HVAC to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish based on the After-Hours HVAC Calculation (as defined below), and (iii) Tenant shall pay such cost within thirty (30).days after billing, as Additional Rent. .The hourly cost payable by Tenant for such after-hours HVAC shall be equal to (A) the actual cost incurred by Landlord to supply such after-hours HVAC on an hourly basis (but based on a [***] hour minimum provision of such after-hours HVAC), (B) increased wear and tear and depreciation of equipment to provide such after-hours HVAC, and (C) maintenance costs (collectively, the "After-Hours HVAC Calculation"), the methodology of which After-Hours HVAC Calculation is more particularly described in Exhibit L; provided, however that the [***] hour minimum described above shall not apply to after-hours HVAC that is used by Tenant immediately following the time that Landlord is required to supply HVAC to Tenant during Business Hours.

        6.3    Interruption of Use.    Except as otherwise provided in Section 6.5 below, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Real Property after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, toss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

        6.4    Intentionally Omitted.

        6.5    Abatement of Rent.    In the event that tenant is prevented from using, and does not use, the Premises or any portion thereof, for three (3) consecutive business days (the "Eligibility Period") as a result of (i) any repair, maintenance or alteration performed by Landlord after the Lease Commencement Date and required to be performed by Landlord under this Lease or permitted pursuant to Section 24.30 below, or (ii) any failure by Landlord to provide to the Premises any of the essential utilities and services required to be provided in Sections 6.1.1, 6.1.2 or 6.1.4 above, or (iii) any

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failure by Landlord to provide access to the Premises, then Tenant's obligation to pay Base Rent and Tenant's Building Share of Building Operating Expenses and Building Utilities Costs, Tenant's Project Share of Tax Expenses, Project Utilities Costs and Project Operating Expenses shall be abated or reduced, as the tide may be. from and after the first (1st) day following the Eligibility Period and continuing until such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable square fed of the portion of the Promises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises. To the extent Tenant shall be entitled to abatement of rent because of a damage or destruction pursuant to Article I1 or a taking pursuant to Article 12, then this Section 6.5 not be applicable.

        6.6    [***]

        6.7    Supplemental Roof HVAC Equipment.    Subject to the terms hereof, Tenant shall have the right to install (in accordance with the terms and conditions of the Tenant Work letter) and maintain, [***] (but without any obligation to pay any rent or license fees with respect thereto), on the roof of the Building, supplementary air conditioning units (including duct work and other connections from the roof to the Premises, as applicable) and any additional metering devices therefor ("Supplemental Roof HVAC Equipment"), provided: (i) Tenant obtains Landlord's prior written consent to such Supplemental Roof HVAC Equipment and all plans and specifications therefor, the determination of which shall be made by Landlord at the time Landlord reviews/approves the Construction Drawings for the Tenant Improvements; and (ii) Tenant shall only be permitted to install such Supplemental Roof HVAC Equipment if the same would not void Landlord's roof warranty, a copy of which has been received by Tenant. Tenant's use of and access to the Supplemental Roof HVAC Equipment shall be in accordance with and subject to the applicable provisions set forth in Section 2431 below; and (iv) Tenant shall be solely responsible and shall pay for all costs of and/or related to such Supplemental Roof HVAC Equipment, including, without limitation, the cost of installation, operation and maintenance, electricity and other utilities consumed thereby, increased wear and tear on existing equipment and other similar charges, which costs shall be paid by Tenant to Landlord within thirty (30) days of demand therefor.

        6.8    Emergency Generator(s).    Landlord hereby agrees that, subject to Tenant's compliance with all applicable Laws and all recorded covenants, conditions and restrictions affecting the Real Property, and subject to the approval of all applicable governmental authorities, Tenant shall have the right, at Tenant's sole cost and expense (but without any obligation to pay any rent or license fees with respect thereto), and subject to the provisions of Section 24.31 below, to install one (1) back-up emergency generator in the general location within the Project depicted on Exhibit K (the exact area upon which such generator shall be located shall be subject to Landlord's reasonable approval and once determined, shall be referred to herein as the "Generator Site"). Subject to the terms hereof, Tenant shall also have the right to install one (1) additional back-up emergency generator on the Generator Site; provided, however, that in the event the size of the Generator Site is not able to accommodate such additional generator and if Landlord approves enlarging the Generator Site to accommodate the installation of such additional generator (which approval shall mot be unreasonably withheld), then Landlord and Tenant acknowledge and agree that in the event such Landlord-approved enlargement of the Generator Site would entail an encroachment by such enlarged Generator Site of any parking spaces located adjacent to the Generator Site, then the number of reserved parking passes provided to Tenant under this Lease shall be reduced by the number of perking spaces that are encroached upon by

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such enlargement of the Generator Sites Such generator(s) shall be of-such, size and specifications, and include such platforms, fencing, enclosures, sheds, and other related materials and equipment, as shall, pursuant to Section 2431 below, be reasonably approved by landlord prior to installation (collectively; the "Emergency Generator(s)").

ARTICLE 7

REPAIRS

        7.1    Tenant's Repairs.    Subject to Landlords repair obligations in Sections 7.2 and 11.1 Below, Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however; that, at Landlords option, or if Tenant fails to make such repairs, landlord may, but need not, snake such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same.

        7.2    Landlord's Repairs.    Anything contained in Section 7.1 above to the contrary notwithstanding, and subject to Articles 11 and 12 of this Lease, Landlord shall repair and maintain (i) the structural portions of the Building and Premises, (ii) the Base, Shell and Core improvements of the Building and the basic plumbing, heating, ventilating, air conditioning and electrical systems serving the Building. and (iii) the common areas of the Building and the Real Property; provided, however, if any such repairs are caused in pan or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents or employees, Tenant shall pay to Landlord as additional rent, the reasonable cost of such repairs, but only to the extent the cost of such repairs is not coveted by insurance proceeds actually received by Landlord. Subject to Landlords indemnity of Tenant in Section 10.1 below and subject to Section 6.5 above, Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance. Except as otherwise provided in Section 6.5 above, there shall be no abatement of rent and no liability of landlord by reason of any injury to or interference with Tenants business arising from the making of any repairs, alterations or improvements in or to any portion of the Real Property, Building or the Premises or in or to fixtures, appurtenances and equipment therein; provided, however, that Landlord agrees to use commercially reasonable efforts to cause such repairs, alterations and improvements to be performed so as not to materially or adversely interfere with Tenants normal business functions within the Premises. Tenant hereby waives and releases its right to make repairs at Landlords expense under Sections 1941 and 1942 of the California Civil Code, or under any similar law, statute, or ordinance now or hereafter in effect.

        7.3    Tenant's Self-Help Rights.    Notwithstanding anything to the contrary set forth in this Article 7, if Tenant provides written notice to Landlord of the need for repairs and/or maintenance which are Landlords obligation to perform under Section 7.2 above, and Landlord fails to undertake such repairs and/or maintenance within a reasonable period of time, given the circumstances, after receipt of such notice (but in no event earlier than ten (10) days after receipt of such notice except in cases where them is an immediate threat of material and substantial property damage or immediate threat of bodily injury, in which case such shorter period of time as is reasonable under the circumstances), then Tenant may proceed to undertake such repairs and/or maintenance upon delivery of an additional three (3) business days' notice to Landlord that Tenant is taking such required action (or no additional notice in the event of an emergency which threatens life or where there is imminent danger to property or a possibility that a failure to take immediate action could cause a material, adverse disruption in Tenant's normal and customary business activities). If such repairs and /or maintenance were required under the terms of this Lease to be performed by Landlord and are not performed by Landlord prior to the

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expiration of such three (3) business day period (or the initial notice and repair period set forth in the first sentence of this Section 7.3 in the event of emergencies where no second notice is required) (the "Outside Repair Period"), then Tenant shall be entitled to reimbursement by Landlord of Tenants actual, reasonable, and documented costs and expenses in performing such maintenance and/or repairs. Such reimbursement shall be made within thirty (30) days after Landlords receipt of Tenants invoice of such costs and expenses, and if Landlord fails to so reimburse Tenant within such 30-day period, then Tenant shall be entitled to offset against the Rent payable by Tenant under this Lease the amount of such invoice together with interest thereon at the Interest Rate, which shall have accrued on the amount of such invoice during the period from and after Tenant's delivery of such invoice to Landlord through and including the earlier of the date Landlord delivers the payment to Tenant or the date Tenant offsets such amount against the Rent; provided, however, that notwithstanding the foregoing to the contrary, if (i) landlord delivers to Tenant prior to the expiration of the Outside Repair Period described above, a written, reasonably particularized, objection to Tenants right to receive any such reimbursement based upon Landlords good faith claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease, or (ii) Landlord delivers to Tenant, within thirty (30) days after receipt of Tenants invoice, a written objection to the payment of such invoice based upon Landlords good faith claim that such charges am excessive (in which case, Landlord shall reimburse Tenant, within such 3D-day period, the amount Landlord contends would not be excessive), then Tenant shall not be entitled to such reimbursement or offset against Rent, but Tenant, as its sole remedy, may notify Landlord that Tenant elects to resolve the dispute pursuant to binding arbitration under the auspices of JAMS/ENDISPUTE (or any successor organization) in San Diego County, California according to the then rules for commercial arbitration for such organization, In the event Tenant undertakes such repairs and/or maintenance, and such work will affect the Systems and Equipment, the Base, Shell and Core, any structural portions of the Building, any common areas of the Real Property or other areas outside the Building and/or the exterior appearance of the Building or Real Property (or any portion thereof), Tenant shall use only those unrelated third party contractors used by Landlord in the Building for such work unless such contractors are unwilling or unable to perform such work at competitive prices, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable first-class office buildings in the Central San Diego County area. Tenant shall comply' with the other terms and conditions of this Lease If Tenant takes the required action, except that Tenant is not required to obtain Landlord's consent for such repairs.

ARTICLE 8

ARTICLES ADDITIONS AND ALTERATIONS

        8.1    Landlord's Consent to Alterations.    Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent still be requested by Tenant not less than twenty (20) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord; provided, however, Landlord may withhold its consent in its sole and absolute discretion (but good faith) with respect to any Alterations which are likely to have an adverse effect on the structural components of the Building or the Systems and Equipment or which can be seen from (or may affect any area) outside the Premises (collectively, the "Major Alterations"). Notwithstanding the foregoing to the contrary, Landlord's prior consent shall not be required with respect to any interior Alterations td the Premises which (i) are not Major Alterations, (ii) cost less than [***] for any one (1) job, and (iii) do not require a permit of any kind, as long as (A) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior, to commencement of the work thereof, and (B) the other conditions of this Article 8 are satisfied including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors.

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Tenant shall pay to Landlord a Landlord supervision fee of [***] percent ([***]%) of the cost of Major Alterations. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

        8.2    Manner of Construction.    Landlord may impose, as a condition of its consent to all Major Alterations of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen which regularly perform work in first-class office buildings in San Diego County, California and are approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) provided such contractors and subcontractors agree to perform such work at competitive prices and pursuant to Tenant's reasonable scheduling requirements (the "Performance Requirement"); provided, however, that Tenant acknowledges and agrees that the Performance Requirement shall also apply to any Alterations installed by Tenant in the Premises except for those that are cosmetic and/or otherwise de minimis in nature. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Real Property. is located, and in conformance with Landlord's commercially reasonable construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all applicable Laws. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to unreasonably obstruct access to the Building or Real Property or the common areas for any other tenant of the Real Property, and as not to unreasonably interfere with the business of Landlord or other tenants of the Real Property, or unreasonably interfere with the labor force working at the Real Property. If Tenant makes any Alterations, Tenant agrees to carry "Builder's All-Risk" insurance-in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be -insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Real Property is located in accordance with Section 3043 of the Civil Code of the State of California or any successor statute, (ii) deliver to the management office of the Real Property it reproducible copy of the "as built " drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

        8.3    Landlord's Property.    All Alterations, improvements and/or fixtures (excluding Tenant's trade fixtures, movable furniture and personal property) which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Lease Term; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant, upon the expiration or sooner termination of this Lease, to remove any Alterations which Landlord did not have the opportunity to approve as provide] in Section 8.1 above so long as such Alterations are not normal and customary general office type improvements. Except for any voice and data cabling installed by Tenant in the Premises and/or the Building and, subject to Section 24.31 below, except for the Special Equipment (which voice and data cabling and Special Equipment (if applicable) Tenant shall be required to remove from the Premises and/or the Building upon the expiration or sooner termination

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of this Lease), in no event will Tenant be required to remove the initial Tenant Improvements installed pursuant to Exhibit B. If Landlord requires Tenant to remove any such Alterations, Tenant, at its sole cost and expense, shall remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any such Alterations, Landlord may do so and may charge the reasonable cost thereof to Tenant.

ARTICLE 9

COVENANT AGAINST LIENS

        Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant; interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record, by payment, statutory bond or other lawful means. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed on or before the date which is thirty (30) days after notice of such lien is delivered by Landlord to Tenant. Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

        10.1    Indemnification and Waiver.    Tenant hereby assumes all risk of damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers and employees (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability, including without limitation court costs and reasonable attorneys' fees (collectively, "Claims") incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises). and any negligent acts or omissions of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, employees or licensees of Tenant or any such person, in, on or about the Premises, the Building and Real Property, but only to the extent Tenant's liability is not waived and released by Landlord pursuant to Section 10.4 of this Lease; provided, however, that Tenant's indemnity shall, in no event, extend to loss of profits, loss of business or other consequential damages incurred by Landlord or any Landlord Parties. Notwithstanding anything in this Section 10.1 to the contrary, the foregoing assumption of risk, release and indemnity shall not apply to any Claims to the extent resulting from the negligence or willful misconduct of Landlord or the Landlord Parties, and not insured (or required to be insured) by Tenant under this Lease (collectively, the "Excluded Claims"), and Landlord shall

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indemnify, protect, defend and hold harmless Tenant and Tenant's officers, agents and employees (collectively, "Tenant Parties") from and against any such Excluded Claims, but only to the extent Landlord's liability is not waived and released by Tenant pursuant to the terms of Section 10.4 of this Lease (provided, however, that Landlord's indemnity shall, in no event, extend to loss of profits, loss of business or other consequential damages incurred by Tenant or any Tenant Parties). Each party's agreement to indemnify the other pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by the indemnifying party pursuant to the provisions of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

        10.2    Landlord's Insurance and Tenant's Compliance with Landlord's Fire and Casualty Insurance.    Landlord shall, from and after the date hereof until the expiration of the Lease Term, maintain in effect the following insurance: (i) physical damage insurance providing coverage in the event of fire, vandalism, malicious mischief and all other risks normally covered under "special form" policies in the geographical area of the Building, covering the Building (excluding, at Landlord's option, the property required to be insured by Tenant pursuant to Section 103 below) in an amount not less than one hundred percent (100%) of the full replacement value (less reasonable deductibles) of the Building, together with such other risks as Landlord may from time to time determine, including a rental loss endorsement and one or more loss payee endorsements in favor of any holders of mortgages or deeds of trust encumbering the interest of Landlord in the Real Property or any portion thereof (provided however, that Landlord shall have the right, but not the obligation, to obtain earthquake and/or flood insurance); (i) commercial general liability insurance including a Commercial Broad Form Endorsement or the equivalent in the amount of at least Five Million Dollars ($5,000.000.00), against claims of bodily injury, personal injury or property damage arising out of Landlord's operations, assumed liabilities (including the liabilities assumed by Landlord under this Lease), contractual liabilities, or use of the Building, common areas and Parking Facilities, and (iii) workers' compensation insurance as required by law. Such coverages may be carried under blanket and/or umbrella policies. The insurers providing such insurance shall be licensed to do business in the State of California and rated A-/VII or better in Best's Insurance Guide, and the policies of insurance with respect to property loss or damage by fire or other casualty shall contain a waiver of subrogation as provided in Section 10.4 below. Such coverages may be carved under blanket and/or umbrella insurance policies. Such insurance shall be primary insurance as to all claims thereunder. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or manner of use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules. orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body..

        10.3    Tenant's Insurance.    Commencing as of the Delivery Date and continuing throughout the Lease Term, Tenant shall maintain the following coverages in the following amounts.

          10.3.1    Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement

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  covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth In Section 10.1 of this Lease, for limits of liability not less than:

Bodily Injury and Property Damage Liability	$5,000,000 each occurrence $5,000,000 annual aggregate
Personal Injury Liability	$5,000,000 each occurrence $5,000,000 annual aggregate

          10.3.2    Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on a "physical loss or damage" basis under it "special form " policy, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that next any co -insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3    Workers' compensation insurance as required bylaw.

          10.3.4    Intentionally Omitted.

          10.3.5    Intentionally Omitted.

          10.3.6  The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Leases Such insurance shall: (i) name Landlord. Landlord's property manager, Landlord's asset manager and Landlord's lender with a deed of trust encumbering the Real Properly and any other party affiliated with Landlord or Landlord's partners that Landlord so specifies in writing to Tenant, as an additional insured with respect to Tenant's insurance described in Sections 10.3.1 and 10.3.2 above (but Tenant shall not be required to name Landlord or such other parties as loss payees with respect to Tenant's personal property damage insurance described in Section 10.3.2(i) above); (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A/VII in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Real Property is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is noncontributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; (vi) contain a cross-liability endorsement or severability of interest clause; and (vii) with respect to the insurance required in Sections 10.3.1 and 10.3.2 above, have deductible amounts not exceeding Fifty Thousand Dollars ($50,000.00); provided, however, that no deductible limitation shall apply with respect to insurance required in Sections 10.3.1 and 10.3.2 above carried by the Original Tenant and any assignee that is an Affiliate of Original Tenants entire interest in this Lease pursuant to Section 14.7 below, but only if and during such time period that Tenant's (or such Affiliate assignee's) "stockholders' equity" exceeds One Hundred Million Dollars ($100,000,000) as evidenced by Tenant's (or such Affiliate assignee's) Form 10-K Annual Report (excluding, however, from the determination of total assets (as a component for determining stockholders' equity), all assets which would be classified as intangible assets under GAAP including, without limitation, goodwill, licenses, patents, trademarks,

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  trade names, copyrights, and franchises), prepared by a national firm of certified public accountants in accordance with GAAP and delivered to Landlord upon Landlord's request; provided, however, that in computing Tenant's (or such Affiliate assignee's) stockholders' equity, Landlord and Tenant acknowledge and agree that so long as the insurance provided by Tenant (or provided by such Affiliate assignee) pursuant to Sections 10.3.1 and 10.3.2 above is provided by Tenant (or provided by such Affiliate assignee, as the case may be) through insurance provided to Tenant's parent company, JP Morgan Chase Bank, then the term stockholders' equity shall also include and/or mean the stockholders' equity of JP Morgan Chase Bank (based on such entity's Form 10-K Annual Report (and subject to the stockholders' equity computation limitations described above)). Tenant shall deliver certificates evidencing such insurance policies to Landlord on or before the Lease Commencement Date and Tenant agrees to use commercially reasonable efforts to deliver such certificate before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within thirty (30) days after delivery of bills therefor. Notwithstanding anything above to the contrary, Tenant shall be permitted to fulfill its obligations to maintain the insurance required hereunder by obtaining a blanket policy, or policies, covering the various liabilities of Tenant as long as the coverage required to be maintained for the Premises (including annual aggregate liability coverage) is not diminished or reduced as a result thereof.

        10.4    Subrogation.    Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant; as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

        10.5    Additional Insurance Obligations.    Notwithstanding anything above to the contrary, daring the Option Terms (if applicable) Landlord shall have the right to require Tenant to carry and maintain, during the applicable Option Term and at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, all as may be reasonably requested by Landlord during the applicable Option Term but only if such increased amounts and/or other types of insurance coverage are commonly tamed by tenants comparable to Tenant in first-class office buildings in the Central San Diego County area.

ARTICLE 11

DAMAGE AND DESTRUCTION

        11.1    Repair of Damage to Premises by Landlord.    Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building or Real Property serving or providing access to the Premises shall be damaged by fire or other casualty. Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base, Shell, and Core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Building and common areas prior to the casualty, except for modifications required by applicable Laws, or any other modifications to the common areas deemed reasonably desirable by Landlord (collectively, "Landlord's

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Restoration Work"), provided access to the Premises and any common areas of the Real Property shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises. Tenant shall, at Tenant's sole cost and expense, in accordance with the terms and conditions of Article 8 above, promptly and diligently repair any injury or damage to the Tenant Improvements, Alterations and other improvements installed by or on behalf of Tenant in the Premises and shall return such Tenant Improvements, Alterations and other improvements to their original condition. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto (other than repair work for the improvements depicted in the Approved Working Drawings (as defined in Exhibit B) if such repair work is performed in strict accordance with the Approved Working Drawings), which approval shall not be unreasonably withheld or delayed provided that Landlord may withhold its approval in its sole discretion if any item indicated in any such plans, specifications or working drawings creates it Design Problem (as defined in Exhibit B). Tenant shall select the contractors to perform such improvement work, which contractors shall be subject to Landlord's reasonable approval. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common- areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's Building Share of Building Operating Expenses and Building Utilities Costs, Tenant's Project Share of Tax Expenses, Tenant Project Share of Project Utilities Costs and Project Operating Expenses, during the time and to the extent Tenant is so prevented from using and does not use the Premises as a result thereof until the Premises am substantially completed by Tenant or until such earlier date that the Premises would have been substantially completed but for delays attributable to the acts or omissions of Tenant or any of Tenant's agents, Licensees, contractors, employees or otherwise attributable to the failure by Tenant to diligently proceed to complete the repair work as described above; provided, however, that if less than all, but a substantial portion, of the Premises is unfit for occupancy and the remainder of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from the portion of the Premises so damaged and such remaining portion, then the Base Rent and Tenant's Building Share of increases in Building Operating Expenses and Building Utilities Costs, Tenant's Project Share of Tax Expenses, Tenant's Project Share of Project Utilities Costs and Project Operating Expenses for the entire Premises shall be abated for such period that Tenant continues to be so prevented from using, and does not use, the entire Premises until the Premises are substantially completed by Tenant or until such earlier date that the Premises would have been substantially completed but for delays attributable to the acts or omissions of Tenant or any of Tenant's agents, licensees, contractors, employees or otherwise attributable to the failure by Tenant to diligently proceed to complete the repair work as described above.

        11.2    Termination Rights.    Within sixty (60) days after Landlord becomes aware of such damage to the Building or the Premises, Landlord shall notify Tenant in writing ("Landlord's Damage Notice") of the estimated time, in Landlord's reasonable judgment, required to substantially complete Landlord's Restoration Work (the "Estimated Repair Period "), as well as the time estimated by Landlord for Tenant to substantially complete Tenants restoration work. Notwithstanding the terms of Section 11.1 above, Landlord may elect not to rebuild and/or restore the Building pertaining to Landlords Restoration Work and instead terminate this Lease and all other leases in the Building by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if (i) the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, (ii) Landlord terminates the leases of all tenants in the Building and one or more of the following conditions is present : (i) repairs cannot, in Landlord's reasonable opinion, as set forth in Landlord's Damage Notice, reasonably be completed within three hundred (300) days of the

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dale of damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered by Landlord's insurance policies and the uninsured cost exceeds Landlord's Contribution Amount, as defined below; provided, however, that (A) if Landlord does not elect to terminate this Lease pursuant to Landlords; termination right as provided above, (B) the damage constitutes a Tenant Damage Event (as defined below), and (C) the repair of such damage cannot, in the reasonable opinion of Landlord, as set forth in Landlord's Damage Notice, be completed within three hundred (300) days after the date of the damage, then Tenant may elect to terminate this Lease by delivering written notice thereof to Landlord within sixty (60) days after Tenants receipt of Landlord's Damage Notice. The term "Landlord's Contribution Amount," as used herein, shall mean One Million Dollars ($1,000,000), plus Fifty Thousand Dollars ($50,000.00) per each Calendar Year of the Lease Term which has expired as of the date of such casualty. As used herein, a "Tenant Damage Event" shall mean damage to all or any part of the Premises or any common areas of the Building necessary for Tenants use of the Premises by fire or other casualty, which damage substantially interferes with Tenant's use of or access to the Premises and would entitle Tenant to an abatement of Rent pursuant to Section 11.1 above. In addition, in the event of a Tenant Damage Event, and if neither Landlord nor Tenant has elected to terminate this Lease as provided hereinabove, but Landlord fails to substantially complete Landlord's Restoration Work within the Estimated Repair Period plus thirty (30) days, plus the number of days of actual delay, if any, attributable to events of "Force Majeure," as that term is defined in Section 24.17 hereof, plus the number of days of delay, if any, as are attributable to the negligent acts or omissions of Tenant, then Tenant shall have an additional right to terminate this Lease by delivering written termination notice to Landlord within ten (10) business days after the expiration of such period. Further, in the event that the Premises or the Building is destroyed or damaged during the last twelve (12) months of the lease Term so as to constitute a Tenant Damage Event and the, repairs cannot, in the reasonable opinion of Landlord, as set forth in Landlord's Damage Notice, be completed within sixty (60) days of the date of the damage, then notwithstanding anything contained in this Article 11, Landlord and Tenant shall each have the option to terminate this Lease, by giving written termination notice to the other party of the exercise of such option within thirty (30) days after the date of such damage or destruction. If either Landlord or Tenant exercises any of its options to terminate this Lease as provided hereinabove, (1) this Lease shall cease and terminate as of the date of such termination notice, (2) Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and (3) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earner termination of this Lease.

        11.3    Waiver of Statutory Provisions.    The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Remises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Real Property is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any pan of the Premises, the Building or any other portion of the Real Property.

ARTICLE 12

CONDEMNATION

        12.1    Permanent Taking.    If all or substantially all of the Premises, or a material portion of the Premises, the Building or the Real Property (which renders the balance of the Premises, the Building and/or the Real Property unusable or not economically viable (in Landlord's reasonable opinion)) shall be taken by power of eminent domain or condemned by any competent authority for any public or

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quasi -public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Real Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain-or condemnation, Landlord shall have the option to terminate this Lease upon -ninety (90) days' notice, provided such notice is given no later than sixty (60) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. if more than ten percent (10%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than sixty (60) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the tight to file any separate claim available to Tenant for any taking of Tenant personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the teems of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord and/or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any pan of the Premises shall be taken, and this Lease shall not be so terminated, the Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

        12.2    Temporary Taking.    Notwithstanding anything to the contrary contained in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of ninety (90) days or less, then this Lease shall not terminate but the Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 13

COVENANT OF QUIET ENJOYMENT

        Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

        14.1    Transfers.    Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed as set forth below), assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of low, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"), with Landlord and Tenant acknowledging and agreeing that the term Transferee" shall not include an Affiliate described in

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Section 14.3 below to which Tenant's interest in this Lease or the Premises has been assigned or subleased pursuant to the provisions of Section 14.3 below (and a transfer to an Affiliate satisfying the conditions of Section 14.7 below shall not be a "Transfer" as set forth therein). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than ten (10) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the material terms of the proposed Transfer (including, but not limited to, the rent, economic concessions and proposed use of the Subject, Space), the name and address of the proposed Transferee, and, when the some is available, a copy of all existing operative documents executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) it the proposed Transferee is an assignee of Tenant'; entire interest in this Lease, current financial statements or the proposed Transferee certified by an officer. partner or owner thereof, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, within thirty (30) days after written request by Landlord, Tenant shall pay Landlord's actual, documented, and reasonable, out-of-pocket legal fees incurred by Landlord in connection with Tenant's proposed Transfer (in an amount not to exceed [***].

        14.2    Landlord's Consent.    Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice, and shall notify Tenant of Landlord's consent or disapproval within ten (10) days after Landlord's receipt of the Transfer Notice and the other information described in Section 14.1 above. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1  The Transferee is engaged in a business which is not consistent with the then existing tenants of the Building or Real Property or other first-class suburban office buildings in the Central San Diego County area;

          14.2.2  The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3  The Transferee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, or (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, [***] or (iii) [***] unless, and only to the extent, Landlord has previously approved such an occupant for other space in the Building;

          14.2.4  The Transfer will result in more than the number of occupants per floor within the Subject Space than is allowed under applicable Laws.

          14.2.5  The Transferee, if the Transferee is an assignee of Tenant's entire interest in this Lease, is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested; or

          14.2.6  Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent and Landlord has space in the Buildings or Adjacent Building available for lease to such party of comparable size as the proposed Subject

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  Space, (ii) is negotiating with Landlord to lease space in the Project at such time had Landlord has space In the Buildings or Adjacent Building available for lease to such party of comparable size as the proposed Subject Space. '

        If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice such that Landlord would be entitled to a Transfer Premium or an increased Transfer Premium (as the case may be), Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14.

        14.3    Transfer Premium.    If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord [***] percent ([***]%) of an "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the actual, documented and reasonable expenses incurred by Tenant for (i) any reasonable changes, alterations and improvements to the Premises in connection with the Transfer (made in accordance with the terns and provisions of this Lease) and/or any tenant improvement allowance provided by Tenant to the Transferee in connection with the Transfer, (ii) any reasonable brokerage commissions in connection with the Transfer, (iii) reasonable attorney's fees and advertising expenses in connection with the Transfer, (iv) any free rent provided by Tenant to the Transferee in connection with the Transfer, (v) the Rent paid to Landlord by Tenant for all days that Tenant has vacated the Subject Space following the later of (A) the date the Subject Space was first vacated by Tenant, and (B) the date Landlord receives a factually correct written notice that the Subject Space has been listed with an outside brokerage firm for marketing to third party tenants, and continuing up to the date Tenant's assignee or subtenant is obligated to commence the payment of rent for the Subject Space; and (vi) any other actual, documented, and reasonable costs and expenses paid by Tenant in connection with the Transfer. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee.

        14.4    Intentionally Omitted.

        14.5    Effect of Transfer.    If landlord consents to a Transfer, (i) the terms and conditions of this lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer inform reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated by more than four percent (4%) of the amount of the Transfer Premium as initially calculated by Tenant, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        14.6    Additional Transfers.    Except as otherwise provided in Section 14.7 below, for purposes of this Lam, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the general partners, or transfer of twenty-five percent or more of the general partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (LC., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant in which the surviving entity (by operation of law or otherwise) does not assume this lease, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

        14.7    Affiliated Companies/Restructuring of Business Organization.    The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a direct or indirect parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, directly or indirectly, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to as "Affiliates") shall not be deemed a Transfer under this Article 14, provided that:

          14.7.1  Any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 14;

          14.7.2  Tenant gives Landlord written notice of any such assignment or sublease to an Affiliate;

          14.7.3  Any such Affiliate that is an assignee of Tenant's entire interest in this Lease has, as of the effective date of any assignment, a tangible net worth and net income, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations imposed by the assignment;

          14.7.4  Any such assignment or sublease shall be subject to all of the term and provisions of this Lease, and such assignee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment, all the obligations of Tenant under this Lease; and

          14.7.5  Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease.

        14.8    Landlord's Recognition of Transfers upon Lease Termination.    Tenant may request, as part of its Transfer Notice, that a Transferee receive a recognition agreement ("Recognition Agreement") from Landlord which provides that in the event this Lease is terminated, Landlord shall recognize the Transfer, and Landlord shall be required to execute a Recognition Agreement with such Transferee only under the following conditions (which conditions must be reflected in the Recognition Agreement): (i) such Transfer is made upon the same terns and conditions set forth in this Lease, subject to equitable modifications based on the number of rentable square feet contained in the Subject Space; provided, however, the rental and other economic terms of such Transfer shall not be less than those applicable to the Subject Space under this Lease, (ii) the Subject Space contains only full floors in the Building, (iii) if an assignee, the Transferee is a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the subject Transfer, (iv) Landlord shall not be liable for any act or omission of Tenant, (v) Landlord shall not be subject to any offsets or defenses which the Transferee might have as to Tenant or to any claims for damages against Tenant, (vi) Landlord shall not be required or obligated to credit the Transferee with any rent or additional rent paid by the Transferee to Tenant except to the extent actually received by Landlord, (vii) Landlord shall not be bound by any terms or conditions of the Transfer which are inconsistent with the terms and conditions of this Lease, (viii) Landlord shall be responsible for performance of only those covenants

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and obligation of Tenant pursuant to the Transfer accruing after the termination of this Lease, and (ix) the Transferee shall make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the Transferee so as to establish direct privity of contract between Landlord and the Transferee with the same force and effect as if the Transfer was originally made directly between Landlord and the Transferee. Upon Landlord's written request given any time after the termination of this Lease, the Transferee shall execute a lease for the Subject Space upon the same terms and conditions as set forth in the Recognition Agreement. Tenant shall pay, as Additional Rent and within thirty (30) days after invoice, for all reasonable out-of-pocket legal costs incurred by Landlord in preparing such Recognition Agreement.

ARTICLE 15

SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES

        15.1    Surrender of Premises.    No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or it mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

        15.2    Removal of Tenant Property by Tenant.    Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of -the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by landlord and/or Tenant, reasonable wear and tear (including reasonable wear and tear caused by Tenant's removal obligations hereunder) and repairs and casualty damage which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, freestanding cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at is expense in the Premises, and such similar articles of any other persons claiming under Tenant. as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16

HOLDING OVER

        If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to [***] of the Base Rent applicable during the lost rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration of other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure. Notwithstanding anything set forth in this Article 16 to the contrary, Tenant

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shall have the one-time right to extend the initial Lease Term for a period of up to four (4) months thereafter ("Temporary Extension Term") by delivering written notice of the exercise of such right at least four (4) months prior to the expiration of the then-current Lease Term which notice shall specify the period of the Temporary Extension Term Tenant shall select (which-period shall be not less than one (1) month nor more than four (4) months), and provided that, At Landlord's option, in addition to all remedies available to Landlord under this Lease, at law or in equity. Tenant is not in default under this Lease (after expiration of any applicable notice and cure period) as of the date Tenant delivers such notice to Landlord or the commencement of the Temporary Extension Term. If Tenant timely exercises such renewal right, all of the terms and conditions of this Lease shall apply during the Temporary Extension Term, provided, however, that the monthly Base Rent payable by Tenant during the Temporary Extension Term shall be equal to [***] of monthly Base Rent applicable during the last rental period of the Lease Term.

ARTICLE 17

ESTOPPEL CERTIFICATES

        Within ten (10) business days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which shall be substantially in the form of Exhibit E attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof) indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or purchasers Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to execute and deliver such estoppel certificate within such ten (10) business day period shall constitute an acknowledgment by Tenant that statements included in the estoppel certificate delivered to Tenant by Landlord are true and correct, without exception. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the some types of information, and within the same period of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender of Landlord. Without limiting the generality of the foregoing, Landlord agrees, in accordance with the foregoing, to provide Tenant with an estoppel certificate pertaining to Landlord's compliance with the covenants, conditions and restrictions listed on Exhibit J (including any default by Landlord pertaining to Such covenants, conditions and restrictions, as well as the amounts payable under such covenants, conditions and restrictions). Landlord represents and warrants to Tenant that, as of the date hereof. Landlord is in compliance with the covenants, conditions and restrictions listed on Exhibit J.

 ARTICLE 18

SUBORDINATION

        This Lease is subject and subordinate to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant hereby acknowledges that as of the date of execution of this Lease, there is a deed of trust encumbering the Real Property in favor of Corus Bank, N.A. (the "Current Lender"). Landlord represents and warrants to Tenant that, as of the date of execution of this Lease, (i) there are no deeds of trust encumbering the Real Property (except for the Current Lender), and (ii) there are no ground or underlying leases encumbering the Real Property. Concurrently with the execution of this Lease, and as a condition thereto, Tenant and the Current Lender shall execute and deliver to each other a subordination, nondisturbance and attornment agreement substantially in the form of Exhibit attached hereto (the "SNDA").

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        Notwithstanding anything above to the contrary, a condition precedent to the subordination of this lease to the lien of any future mortgage or deed of trust is that Landlord shall obtain for the benefit of Tenant a subordination, nondisturbance and attornment agreement from the lender of such future instrument (which subordination, nondisturbance and attornment agreement shall be substantially in the form of Exhibit E relative to the protections afforded Tenant thereunder to the extent applicable at the time of such subordination). So long as Tenant is afforded its rights of non-disturbance as provided in this Article 19, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn. without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, if to requested to do so by such purchaser and/or if required to do so pursuant to such SNDA executed by the Current Lender (or any SNDA executed by any future lender of any future instrument) as aforesaid, and to recognize such purchaser As the lessor under this Lease.

ARTICLE 19

TENANT'S DEFAULTS: LANDLORD'S REMEDIES

        19.1    Events of Default by Tenant.    All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1  Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, where such failure continues for five (5) business days after written notice thereof by Landlord to Tenant; provided, however, that any such notice shall be in addition to, and not in lieu of, any notice required, under California Code of Civil Procedure Section 1161 or any similar or successor law; or'

          19.1.2  Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible.

        19.2    Landlord's Remedies Upon Default.    Upon the occurrence of any such default by Tenant pursuant to Section 19.1 above which remains uncured after expiration of the applicable notice and cure period set forth in Section 19.1 above, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without, except as otherwise expressly provided below, any additional notice or demand whatsoever.

          19.2.1  Upon five (5) days prior notice to Tenant to terminate this Lease (provided that such additional notice period shall, in any event, be deemed satisfied in the event Landlord has provided Tenant with a notice under California Code of Civil Procedure Section 1161 or any similar or successor law), to terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor, and Landlord may recover from Tenant the following:

              (i)  The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

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             (ii)  The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss-that Tenant proves could have been reasonably avoided; plus

            (iii)  The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iv)  Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain it new tenant; and

             (v)  At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

  The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 of this Lease. As used in Section 192.1(iii) above, the "worth At the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2  Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3  Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall not be deemed a waiver of Landlord's rights and remedies as a result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

          19.2.4  Notwithstanding anything to the contrary contained in this Lease, in no event shall Tenant be liable to Landlord for any loss of profits, loss of business or other consequential damages (collectively, "Consequential Damages") incurred by Landlord as a result of Tenant's default or other acts or omission, except for Landlord's right to recover damages pursuant to Section 1951.2 of the California Civil Code (or any successor statute) following Tenant's default and termination of this Lease as provided therein.

        19.3    Payment by Tenant.    Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor, (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any, of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or' attempting to collect the Rent or in

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enforcing or attempting to enforce any rights of landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of the Least Term.

        19.4    Sublessees of Tenant.    In the event Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall, subject to the terms and provisions of Section 14.9 above, have the right to terminate any and all subleases, licenses, concessions or other consensus] arrangements for possession entered into by Tenant and affecting the premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements. Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

        19.5    Waiver of Default.    No waiver by either party of any violation or breach by the other party of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by such breaching parry of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by the non-breaching party in enforcement of one or more of the remedies herein provided upon a default by the other party shall not be deemed or construed to constitute a waiver of such default by the non-breaching party. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

        19.6    Efforts to Relet.    For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

        19.7    Landlord Default.    Notwithstanding anything to the contrary set forth in this Lease, Landlord shell be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay, such unpaid amounts within ten (10) business days of written notice from Tenant that the same was not paid when due, or (ii) in the event a failure by Landlord is other than the obligation to pay money, Landlord fails to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shell not be in default under this Lease if it shall promptly and diligently commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity, but in no event shall landlord be liable to Tenant for any lost profits or other consequential damages as a result of such default.

ARTICLE 20

INTENTIONALLY OMITTED

ARTICLE 21

COMPLIANCE WITH LAW

        Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any applicable Laws now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply and promptly cause We Premises to comply with all such applicable Laws, including, without limitation, the making of any

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improvements and alterations to the Premises (including those considered to be capital improvements) and than Laws pertaining to Hazardous Materials; provided, however, that the making of structural changes to the Building or changes to the common areas of the Building or Real Property which are not necessitated by any improvements and Alterations to the Premises installed by or on behalf of Tenant, by any negligence of Tenant or Tenant's agents, employers or, licensees, and/or by Tenant's specific manner of use of the Premises, shall be performed by Landlord and the cost thereof shall be included in Building Operating Expenses or Project Operating Expenses (as the can maybe) except to the extent specifically excluded in Section 4.2.4 of this Lease. In addition, Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Real Property.

ARTICLE 22

ENTRY BY LANDLORD

        Landlord reserves the right at all reasonable times and upon at team forty-eight (49) hours prior written notice to Tenant (except no such notice shall be required in emergencies) to enter the Premises to: (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or, during the last six (6) months of the Lease Term, to prospective tenants of the Premises (so long as prior to such entry, Landlord notifies Tenant of the identity of such parties), or to the ground or underlying lessors; (iii) to post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable Laws, or for structural alterations, repairs or Improvements to the Building, or as landlord may otherwise reasonably desire or deem reasonably necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time without notice to Tenant, in emergency situations and/or to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent (except as provided in Section 6.5 above) and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Notwithstanding anything to the contrary set forth in this Article 22, Landlord agrees, absent an emergency, or Landlord's exercise of its rights and remedies under Article 19 of this Lease, to be accompanied by a representative of Tenant but only if such representative is reasonably made available to Landlord at the time Landlord desires to so enter the Premises. In no event will Landlord be liable to Tenant for failing to perform its obligations under this Lease if Landlord's failure to perform any such obligations is the result of Landlord being denied access to the Premises because a representative of Tenant was not available at the time of Landlord's desired entry into the Premises to perform such obligations. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency. Landlord shall have the right to enter without notice and use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. In connection with any entries by Landlord pursuant to this Article 22, Landlord shall use commercially reasonable efforts not to unreasonably interfere with Tenant's permitted use of the Premises during normal business hours. Tenant may reasonably designate a certain reasonable number of areas within the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain, valuable property or confidential information. Landlord may not enter such Secured Areas except in the case of an emergency or in the event of a Landlord inspection, in which case Landlord shall provide Tenant with at least forty-eight (48) hours prior written notice. Landlord shall not show the Secured Area to a prospective tender, purchaser or tenant without forty-eight (48) hours prior written notice and without a representative of Tenant being present. Tenant hereby acknowledges and agrees that Landlord shall have no obligation to perform janitorial services in such Secured Areas unless Tenant provides Landlord a written request for same and provides Landlord

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with access to such Secured Areas (by providing Landlord a key or other device, and by scheduling Landlord's entry with an escort or otherwise.

ARTICLE 23

TENANT PARKING

        Landlord shall provide Tenant, throughout the Lease Term, the number of reserved and unreserved parking. passes see forth in Section 11 of the Summary, located in those portions of the Parking Facilities as may be designated by Landlord from time to time. The initial location of Tenant's reserved parking passes in the Parking Facilities is set forth on Exhibit H-1 attached hereto. Tenant acknowledges and agrees that Landlord shall have the right to relocate a portion of Tenant's reserved parking passes (from the location depicted on Exhibit H-1) to another location in the Project depicted on Exhibit H-2 attached hereto. All parking passes that are designated as reserved for Tenant shall be so designated utilizing a stencil designation at, Landlords sole cost and expense. Tenant shall not be obligated to pay any parking charges for any of Tenant Is parking passes described in Section 11 of the Summary. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facilities and upon Tenant's reasonable cooperation in seeing that Tenant's employee's and visitors also comply with such rules and regulations. In addition, Landlord may assign any parking spaces and/or make all or a portion of such spaces reserved or institute a valet parking program if Landlord determines in its sole discretion that such is necessary or desirable for orderly and efficient parking. Landlord specifically reserves the right, from time to time, to change the size, configuration, design, layout, location and all other aspects of the Parking Facilities, and Tenant acknowledges and agrees that Landlord, from time to time, may, without incurring any liability to Tenant and without, except as otherwise provided in Section 6.5 above, any abatement of Rent trader this Lease temporarily close off or restrict access to the Parking Facilities, or temporarily relocate Tenant); parking spaces to other parking structures and/or surface parking areas within a reasonable distance from the Parking Facilities, for purposes of -permitting or facilitating any such construction, -alteration or improvements or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structure]; located on the Real Property. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to Landlord. The parking passes provided to Tenant pursuant to this Article 23 are provided solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's, prior approval (except to any assignee or sublessee permitted under the terms of Article 14 hereof).

ARTICLE 24

MISCELLANEOUS PROVISIONS

        24.1    Terms; Captions.    The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

        24.2    Binding Effect.    Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

        24.3    No Waiver.    No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver

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and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

        24.4    Modification of Lease.    Should any current or prospective mortgagee for the Real Property require it modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially or. adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant Agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the some to Landlord within thirty (30) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording,, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant Agrees to execute such short form of Lease and to deliver the same to landlord within thirty (30) days following the request therefor.

        24.5    Transfer of Landlord's Interest.    Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property, the Building and/or in this Lease, and Tenant agrees that in the event of any such transfer and the transferee's assumption, in writing, of Landlord's obligations under this Lease, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to took solely-to such transferee for the performance of Landlords obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and any available insurance proceeds, and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

        24.6    Prohibition Against Recording.    Except as provided in Sections 24.4 and 24.29 below of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlords election.

        24.7    Landlord's Title; Air Rights.    Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

        24.8    Tenant's Signs.

          24.8.1    Interior Signs.    Tenant shall be entitled, at its sole cost and expense, to (i) one (1) identification sign on or near the entry doors of the Premises, and (ii) for multi -tenant floors, one (1) identification or directional sign, as designated by Landlord, in the elevator lobby on the floor on which the Premises are located. Such signs shall be installed by a signage contractor designated by Landlord. The location, quality, design, style, lighting and size of such signs shall be consistent with the Landlord's Building standard signage program and shall be subject to Landlord's prior written approval, in its reasonable discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal. Except for such identification signs, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds

45

  (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Promises or Building are subject to the prior approval of Landlord, in its sole and absolute discretion.

          24.8.2    Building Top Sign.    Subject to the terms hereof and subject to the approval of all applicable governmental and quasi-governmental entities, and subject to all applicable governmental and quasigovernmental Laws, rules, regulations and codes, Landlord hereby grants Tenant the exclusive right to have one (1) Building-top identification sign containing the name and/or logo of Tenant on the exterior of the Building facing the I-15 Freeway (the "Building Top Sign"). The design, size, specifications, graphics, materials, manner of affixing, exact location, colors and lighting (if applicable) of Tenant's Building Top Sign shall be (i) consistent with the quality and appearance of the Real Property, and (ii) subject to the approval of all applicable governmental authorities, and Landlord's reasonable approval. Landlord shall install Tenant's Building Top Sign at Tenant's cost. In addition, Tenant shall pay to Landlord, within ten (10) days after demand, from time to time, all other costs attributable to the fabrication, installation, insurance, lighting (if applicable), maintenance and repair of Tenant's Building Top Sign. The signage right granted to Tenant under this Section 24.8.2 is personal to the Original Tenant executing this Lease or any assignee that is an Affiliate of Original Tenant's entire interest in this Lease pursuant to Section 14.7 of this Lease and may not be exercised or used by or assigned to any other person or entity. Notwithstanding anything above to the contrary, Original Tenant (or such Affiliate assignee, as the case may be) shall no longer have the exclusive right to Building -top identification signage if at any time during the Lease Term the Original Tenant (or such Affiliate assignee, as the case may be) does not lease at least seventy-five percent (75%) of the entire Premises originally leased by Original Tenant (or such Affiliate assignee, as the case may be) and, in such event, Landlord shall have the right to install other Building top signs on the Building. Upon the expiration or sooner termination of this Lease, or upon the earlier termination of Tenant's signage right under this Section 24.8.2, Landlord shall have the right to permanently remove Tenant's Building Top Sign from the Building and to repair all damage to the Building resulting from such removal and restore the affected area to its original condition existing prior to the installation of such Building Top Sign, and Tenant shall reimburse Landlord for the costs thereof. Tenant acknowledges and agrees that Landlord has the absolute right to grant and permit exterior signage on the face of the Building, as Landlord shall determine in its sole discretion; provided, however, that for so long as Original Tenant (or such Affiliate assignee, as the case may be) is leasing at least seventy-five percent (75%) of the entire Premises originally leased by this Original Tenant (or such Affiliate assignee, as the case may be), in no event will Landlord grant Building top sign rights on the Building to any other party but Landlord shall have the right to grant other sign rights on the exterior of the Building (to any entity other than a Competitor of Tenant (as defined below)) so long as any such other signage is less prominent than Tenant's Building Top Sign; provided further, however, Landlord hereby agrees that Landlord shall not, without Tenant's prior written consent (which consent may be withheld in Tenant's sole discretion), provide any Competitor of Tenant with an identification sign on the exterior face of the Building, nor name the Building after a Competitor of Tenant. The foregoing restrictions, however, shall be of no further force or effect if at any time during the Lease Term, Tenant (or an Affiliate assignee of Original Tenant, as the case may be) does not lease at least seventy-five percent (75%) of the Premises originally teased by Original Tenant or such Affiliate assignee. As used herein, a "Competitor" of Tenant shall mean any entity whose primary business is automobile finance.. Tenant shall not use the names of the Buildings or Real Property or use pictures or illustrations of the Buildings of Real Property in advertising or other publicity, without the prior written consent of Landlord. Except as otherwise provided above, Landlord shall have the right at any time to change the name(s) of the Buildings (and the Adjacent Building, if part of the Project) and Real Property and to install, affix and maintain any and all signs on the exterior and on the interior of the Buildings (and the Adjacent Building, if part of the Project) and any portion of the Real Property as Landlord may, in Landlord's sole discretion, desire.

46

        24.9    Relationship of Parties.    Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between landlord and Tenant other than the relationship or landlord and tenant.

        24.10    Application of Payments.    Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenants designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

        24.11    Time of Essence.    Time is of the essence of this Lease and each of its provisions.

        24.12    Partial Invalidity.    If any term, provision or condition contained in this lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this lease shall be valid and enforceable to the fullest extent possible permitted by law.

        24.13    No Warranty.    In Executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty of any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

        24.14    Landlord Exculpation.    It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Real Property and any available insurance proceeds, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

        24.15    Entire Agreement.    It is understood and acknowledged that them are no oral agreements between the panics hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even dale herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives, and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

        24.16    Right to Lease.    Landlord reserves the absolute right to effect such other tenancies in the Buildings, Adjacent Building (if and when constructed) and/or in any other building and/or any other portion of the Real Property as Landlord in the exercise of its sole discretion shall determine to best

47

promote the interests of the Real Property; provided, however, that the standard employed by Landlord in exercising such discretion shall be consistent with the standards generally employed by other landlords of first-class office buildings in the Central San Diego County area. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Real Property.

        24.17    Force Majeure.    Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform; except with respect to the obligation imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except with respect to Tenant obligations under the Tenant Work Letter (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall, subject to Section 6.5 above, excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifics    •    & time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

        24.18    Waiver of Redemption by Tenant.    Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

        24.19    Notices.    All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either patty to the other hereunder shill be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 24.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or-ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

        24.20    Joint and Several.    If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

        24.21    Authority.    Concurrently with Tenant's execution and delivery of this Lease to Landlord, Tenant shall deliver to Landlord a corporate resolution or other evidence reasonably acceptable to Landlord authorizing the signatory(ies) to execute this Lease on behalf of Tenant.

        24.22    Jury Trial; Attorneys' Fees.    IF EITHER PARTY COMMENCES LITIGATION AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such cram and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

        24.23    Governing Law.    This Lease shall be construed and enforced in accordance with the laws of the state in which the Real Property is located.

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        24.24    Submission of Lease.    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for tease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        24.25    Brokers.    Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers") and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys, fees) with respect to any leasing commission or equivalent compensation alleged to be owing by any broker with whom such party has dealt, other than the Brokers. Landlord shall pay the Brokers pursuant to separate agreement(s).

        24.26    Independent Covenants.    This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord t expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

        24.27    Intentionally Omitted.

        24.28    Building Directory.    Tenant shall be entitled, at Tenant's cost, to list Tenant's name and/or Tenant's employees' names on the ground floor lobby directory of the Building.

        24.29    Memorandum of Lease.    Landlord and Tenant shall execute, acknowledge and deliver to the other a short form memorandum of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises, the Lease Term, Tenant's reserved parking rights, Tenant's expansion options, Tenant's rights of first offer, Tenant's options to extend the Lease Term, Tenant's exterior signage rights and Tenant's right to use the Events Area (described in Section 24.33 below). Such memorandum of Lease shall be substantially in the form of Exhibit I attached hereto. Tenant agrees, within thirty (30) days after request by Landlord after the expiration or sooner termination of this Lease, to deliver to Landlord an executed quitclaim deed (pertaining to such memorandum of lease) in a commercially reasonable recordable form.

        24.30    Landlord's Construction.    It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Buildings, Real Property, or any part thereof and that no representations or warranties respecting the condition of the Premises, the Buildings or the Real Property have been made by Landlord to Tenant, except as specifically set forth in this Lease. Tenant acknowledges that prior to and during the Lease Term. Landlord (and/or any common area association) will be completing construction and/or demolition work pertaining to various portions of the Real Property, including without limitation the Parking Facilities, landscaping and tenant improvements for premises for other tenants and, at Landlord's sole election, such other buildings (including the Adjacent Building), parking facilities, improvements, landscaping and other facilities within or as part of the Project as Landlord, (and/or such common area association) shall from time to time desire (collectively, the "Construction"). In connection with such Construction, Landlord may, among other things, erect temporary scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building and/or Real Property, which

49

work may create noise, dust or leave debris in the Building and/or Real Property, provided, however, that Tenant shall always have reasonable access to the Premises and those portions of the Parking Facilities designated from time to time by Landlord for parking for Tenant's employees. Tenant hereby agrees that such Construction and Landlord's commercially reasonable actions in connection with such Construction, shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent (except as provided in Section 6.5 above). Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from such Construction, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from such Construction- or Landlord's actions in connection with such Construction, or for any inconvenience or annoyance occasioned by such Construction or Landlord's actions in connection with such Construction; provided, however. Landlord agrees to use commercially reasonable efforts to minimize interference with Tenant's use of and access to the Premises and the Building (including Tenant's business conducted from the Premises and Tenant's access to the Parking Facilities) as a result of such Renovations.

        24.31    [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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[***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

51

  [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  [***]

        24.32    Consent and Approvals.    Except for (i) matters which could have a material, adverse effect on the Building's structure or the Building's Systems and Equipment, or which could affect the exterior appearance of the Building, the Real Property or any common areas, or (ii) matters covered by Article 19 of this Lease (collectively, the "Excepted Matters"), any time the consent of Landlord or Tenant is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed, and, except with regard to the Excepted Matters, whenever this Lease grants landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or their determination, Landlord and Tenant shall act reasonably and in good faith. With respect to the Excepted Matters, Landlord shall be entitled to grant its consent or exercise its discretion in its sole and absolute discretion, but shall act in good faith. Notwithstanding anything above to the contrary, Landlord and Tenant shall gram or withhold its consent or exercise its discretion with respect to matters for which there is a standard of consent or discretion specifically set forth in this Lease in accordance with such specific standards.

        24.33    Events' Area.    Upon Tenant's receipt of Landlords prior approval, which approval shall not be unreasonably withheld, Tenant, at Tenants sole cost and expense, shall be provided with access to certain' areas of the Real Property reasonably determined by Landlord from time to time in its reasonable discretion ("Events Area") for special events of Tenant, which special events may include

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

53

the display of automobiles and which Events Area shall allow for vehicle access. Such Events Area may, subject to Landlords space availability on the Real Property and the type of Special Event desired by Tenant. be as large as S.000 square feet of space. Tenant shall be responsible far, and shall obtain, all necessary governmental permits and approvals with respect to any such events and any such use shall comply with all applicable Laws. In addition, Tenants use shall comply with any reasonable rules and regulations promulgated by Landlord. Tenant shall be obligated to clean such Events Area after such event at Tenant's sole cost and expense and to remove all trash therefrom. Should Tenant fail to so clean such Events Area and/or to remove trash therefrom within one (1) business day after notification from Landlord, Landlord shall be entitled to perform any such obligation on behalf of Tenant and all costs of Landlord in connection therewith shall be paid to Landlord, as Additional Rent, within ten (10) business days after Tenants receipt of invoice therefor. The terms and conditions of Article 10 of this Lease shall apply to Tenants use of such Events Area as though such Events Area were a part of the Premises. Tenant acknowledges that Tenant's right to use such Events Area shall be non-exclusive with the rights of Landlord and of tenants of the Real Property and, subject to advance scheduling proposed by Tenant and reasonably approved by Landlord, Tenant shall have first priority over other tenants or the Project to the use of any such Events Area. Landlord shall have, the right to relocate the Events Area to another portion of the Real Property from time to time during the Least Term.

        24.34    Health Facility.    Landlord may elect, in Landlord's sole and absolute discretion, to provide a self-service health facility, together with equipment and amenities (as Landlord shall determine to provide in its sole discretion) ("Landlord's Health Facility") on the first (1st) floor of the Building or such other location on the Real Property as Landlord may desire, which Landlords Health Facility, if provided by Landlord, will be for use by the principals, officers, and employees of Tenant (employed at the Premises) and other tenants of the Real Property at no cost to Tenant or Tenant's principals, offices or employees; provided, however, that all costs of operating Landlord's Health Facility shall be included as a part of Project Operating Expenses. From time to time throughout the Lease Term, Landlord reserves the right, in Landlords sole and absolute discretion, to relocate Landlord's Health Facility and/or to make modifications to Landlord's Health Facility and/or to remove, replace or add to the equipment contained therein and to close Landlord's Health Facility. Tenant, for Tenant and its employees, hereby agrees that Landlord and its officers, agents, employees and independent contractors shall not be liable For, and are hereby released from, any responsibility for any loss, cost, damage, expense or liability to person or property arising from the use of Landlord's Health Facility by Tenant or Tenant's employees. In connection with the operation of Landlord's Health Facility, Landlord reserves the right to promulgate commercially reasonable rules and regulations applicable to all users of Landlord's Health Facility, which rules and regulations may include, as a condition to any persons use of Landlord's Health Facility, of such persons, execution and delivery to Landlord of a reasonable release agreement in a form specified by Landlord, releasing Landlord from any liability arising out of or in connection with such person's use of Landlords Health Facility (and upon such persons compliance with such rules and regulations which Landlord may specify for the use of Landlords Health Facility).

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        IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

"Landlord"
[***]
By:	[***]
	By:	/s/ [***]

Name:

Its:

"Tenant":
[***]
By.	/s/ [***]

Name:

Its:

***
If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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 SUBLEASE

        THIS SUBLEASE (the "Sublease") is entered into as of the date set forth in Section 1.1(e) below, between Sublandlord and Subtenant set forth below.

W I T N E S S E T H

        1.    SUBLEASE SUMMARY AND DEFINITIONS

        1.1   The Sublease provisions and definitions set forth in this Section 1.1 in summary form are solely to facilitate convenient reference by the parties. If there is any conflict between this Section and any other provisions of this Sublease, the latter shall control.

(a)	Sublandlord's Name:	[***]
	and address:	[***]
[***]
(b)	Sublandlord's State of Incorporation:	Delaware
(c)	Subtenant's Name and address:	Bridgepoint Education, Inc., a Delaware corporation
	Prior to the Commencement Date:	13880 Stowe Drive Poway, CA 92064 Attn: Chief Financial Officer
	After the Commencement Date:	13500 Evening Creek Drive, Suite 600 San Diego, CA 92128 Attn: Chief Financial Officer
(d)	Subtenant's State of Incorporation	Delaware
(e)	Sublease Date:	March 31, 2006
(f)	Overlandlord's Name and	Kilroy Realty Corporation, successor in interest to Legacy Sabre Springs LLC
	Address:	12200 West Olympic Boulevard, Suite 200 Los Angeles, CA 90064
(g)	Overlease:	Office Lease, dated December 31, 2003 between Overlandlord and Sublandlord
(h)	Unincorporated provisions of the Overlease:	See Section 8.4
(i)	Building:	13500 Evening Creek Drive San Diego, CA 92128
(j)	Subleased Premises:	25,805 rentable square feet on the 5th floor 22,028 rentable square feet on the 6th floor

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

1

(k)	Sublease Commencement: Date:	June 1, 2006, or the date Subtenant takes possession of the Subleased Premises, whichever is earlier, subject to receipt of Overlandlord approval
(l)	Sublease Expiration Date:	June 30, 2009
(m)	Rent Commencement Date:	June 1, 2006

Yearly Periods	Annual Rent per rentable square foot			Monthly Base Rent		Annual Base Rent
06/01/06~02/28/07*	$	[	***]	$	[***]	$	[***]
03/01/07-05/31/07	$	[	***]	$	[***]	$	[***]
06/01/07-05/31/08	$	[	***]	$	[***]	$	[***]
06/01/08-05/31/09	$	[	***]	$	[***]	$	[***]
06/01/09-06/30/09	$	[	***]	$	[***]	$	[***]

*
Sublessee shall only pay Base Rent on 22,028 rentable square feet for months one (1) through nine (9) of the Term.

**
Increased annually by a fixed [***] percent ([***]%).

(n)	Prepaid Base Rent:	$55,070.00
(o)	Operating Expenses/Real Estate Taxes:	Subtenant to pay its proportionate share of Operating Expenses and Real Estate Taxes in excess of the 2006 Base Year, described in Section 4.2
(p)	Subtenant's Proportionate Share of the Leased Space:	78.28%
(q)	Electric Charge:	See Section 43
(r)	Security Deposit:	$[***] (Last Month of Base Rent)***

***
In addition to the Security Deposit referenced above, at the time of execution of this Sublease:

(1)
Subtenant shall provide Sublandlord with an irrevocable Letter of Credit equal to $[***] to be issued by a mutually acceptable financial institution, which shall be upheld and applied in accordance with Section 15 of this Sublease. Provided Subtenant is not in default under the terms of this Sublease, and (i) in the event Subtenant, at any time throughout the Lease Term and over any consecutive four (4) quarters, records aggregate net sales of at least [***] and aggregate net profits of at least [***]; or (ii) in the event Subtenant undergoes a change of control as a result of a merger as consolidation, sale, transfer or other disposition of all or substantially all of Subtenant's assets or if more than fifty percent (50%) of the outstanding shares of Subtenant's stock is acquired by one or more parties and, as a result of any such transactions, Subtenant obtains net proceeds in excess of [***] and the entity remaining after such transaction has a net worth in excess of [***]; the amount of the Letter of Credit will be reduced by [***] percent ([***]%) in month twenty (20) of the Term, and Sublandlord shall accept a replacement Letter of Credit in the stated amount of [***] and otherwise in the same form as the original Letter of Credit, and upon Sublandlord's receipt of the replacement letter of Credit, the original Letter of Credit shall be returned to Subtenant, and the replacement Letter of Credit shall be held by Sublandlord until the end of the Term; and

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

2

(2)
Subtenant shall pay to Sublandlord [***] for the Furniture (defined below).

(s)	Alterations:	"AS IS"
(t)	Brokers:	For Sublandlord: [***] For Subtenant: [***]
(u)	Parking:	Ratio equal to 4 spaces per 1,000 usable square feet leased, of which twenty-three (23) spaces shall be reserved spaces, to the extent there is no additional cost to Sublandlord.

        2.    SUBLEASE GRANT

        2.1   By the Overlease described above, Overlandlord leased to Sublandlord certain space (the "Leased Space") in the Building in accordance with the terms of the Overlease. A true and correct copy of the Overlease has been provided to Subtenant and is also attached hereto as Exhibit D. Notwithstanding anything to the contrary contained elsewhere in this Sublease, Sublandlord shall retain ownership of the artwork in the Subleased Premises, and this grant shall not include Sublandlord's security and telephone equipment, which Sublandlord may, but shall not be required to remove.

        2.2   Sublandlord hereby leases to Subtenant and Subtenant hereby leases from Sublandlord, upon and subject to the provisions of this Sublease and the Overlease, the square feet of rentable area as set forth in Section 1.1 herein (comprising a portion of the Leased Space) and as shown hatched on Exhibit A annexed hereto and made a part hereof (the "Subleased Premises").

        3.    SUBLEASE TERM

        3.1   Subject to the provisions of Section 11 below, the Term of this Sublease shall commence on the Sublease Commencement Date, and end on the Sublease Expiration Date as defined above.

        4.    RENT AND OTHER CHARGES

        4.1   Beginning on the Rent Commencement Date, and continuing throughout the Sublease Term, Subtenant agrees to pay to Sublandlord as rent ("Base Rent") the amounts set forth in Section 1.1 hereof. Base Rent is payable in advance and without demand, at Sublandlord's office (or such other location as Sublandlord shall designate) in equal monthly installments, on the first day of each month during the Sublease Term, without any set-off, off-set, abatement or reduction whatsoever, except as specifically provided herein. If the Sublease Term commences other than on the first day of a month or ends other than on the last day of the month, the Base Rent for such month shall be prorated. The Prepaid Base Rent shall be paid upon Subtenant's execution of this Sublease.

        4.2   Beginning on the Commencement Date, Subtenant shall pay, as additional Rent, all amounts, if any, that Sublandlord is required to pay to Overlandlord pursuant to the Overlease that are related to Operating Expenses (as defined in the Overlease) of the Building or basic costs of the Building or similar items (or to increases in the foregoing), but only to the extent such amounts are applicable to the Subleased Premises; except that the Expense Base Year to be used for calculating Subtenant's obligations under this Section 4.2 shall be calendar year 2006. Sublandlord shall make a reasonable allocation of such amounts between the Subleased Premises and the remainder of the Leased Space. Subtenant shall pay such amounts within fifteen (15) days after receipt of written notice of the amount due (and if such amount is a regularly recurring amount, only one such notice shall be required for all such regularly recurring amounts due during the period specified in such notice). Additional Rent payable pursuant to this Section 4.2 shall be based solely upon actual payments made by Sublandlord pursuant to the Overlease. Subtenant shall not have the right to question the propriety of or the basis for any such payment, and Sublandlord shall be under no obligation to contest any such payment.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

3

        4.3   All charges for standard electricity incurred during normal business hours shall be paid by Subtenant to Sublandlord as additional Rent upon receipt of an invoice for such charges unless included in Operating Expenses. All charges for electricity serving the Subleased Premises incurred after normal business hours shall be paid by Subtenant directly to Overlandlord, and if not so paid, then by Subtenant to Sublandlord as additional Rent upon receipt of an invoice for such charges. The time periods for payment to Sublandlord shall be within those time periods allowed for payment by Sublandlord to Overlandlord under the Overlease.

        4.4   As used in this Sublease, "Rent" shall mean the Base Rent, the Operating Expense reimbursements pursuant to Section 1.1, and all other monetary obligations provided for in this Sublease to be paid by Subtenant.

        4.5   In the event the Rent is not paid when due as aforesaid, interest shall accrue thereon at the lesser of [***]% per annum or the maximum rate permitted by law. In addition, if the rent is not paid by the tenth day of any given month, Subtenant shall pay as a late charge to Sublandlord an additional amount equal to [***] percent ([***]%) of the rent which is due, but not less than [***] in order to compensate Sublandlord for its administrative and other overhead expenses. Any such late charge or interest payment shall be payable as additional rent under this Sublease and shall be payable immediately on demand.

        5.    USE AND MAINTENANCE OF SUBLEASED PREMISES

        5.1   Subtenant agrees that the Subleased Premises shall be occupied only for general office purposes and any incidental uses thereto, including, but not limited to, breakrooms, installation of vending machines (for Subtenant's employees) and photocopy areas, and, subject to Section 5.1.2 of the Master Lease, the Company Store, all to the extent consistent with the character of the Building as a first-class office building, and Subtenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Subtenant understands and agrees that school or classroom use is strictly prohibited.

        5.2   Subtenant hereby agrees to be responsible for the maintenance and repair of the two HVAC units serving the mechanical and equipment room for the Subleased Premises located on the fifth floor of the Building, as well as the "uninterrupted power supply systems" on the sixth floor of the Building. Subtenant understands that it will not have access to Sublandlord's generator in the Building.

        6.    ASSIGNMENT OR UNDERLETTING

        6.1   Subtenant shall not (a) assign this Sublease, nor (b) permit this Sublease to be assigned by operation of law or otherwise, nor (c) underlet all or any portion of the Subleased Premises, nor (d) permit any space therein to be occupied by others, without the reasonable consent of Sublandlord, together with such consent of Overlandlord as is required under the Overlease.

        7.    ALTERATIONS

        7.1   Other than Subtenant's improvements described in Exhibit C attached hereto (the "Initial Improvements"), which have been approved by Sublandlord and Overlandlord, Subtenant shall make no changes, alterations, additions, improvements or decorations ("Subsequent Alterations") in, to or about the Subleased Premises without Sublandlord's prior written consent, not to be unreasonably withheld, but in compliance with the Overlease; provided, however, that Sublandlord's and Overlandlord's consent shall not be required with respect to any interior Subsequent Alterations (as defined in the Overlease) to the Subleased Premises which (i) are not Major Alterations, (ii) cost less than [***] for any one (1) job, and (iii) do not require a permit of any kind, as long as (A) Subtenant delivers to Sublandlord and Overlandlord notice and a copy of any final plans, specifications and working drawings for any such Subsequent Alterations at least ten (10) days prior to commencement of the work thereof, and (B) the other conditions of Article 8 of the

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

4

Overlease, as incorporated herein, are satisfied. In the event Subtenant is permitted to perform Subsequent Alterations in the Subleased Premises hereunder, Subtenant shall make no changes, alterations, additions, improvements or decorations which would result in Overlandlord charging Sublandlord for the cost of same, including any removal costs associated therewith, unless Subtenant agrees to pay those removal costs, and Subtenant hereby indemnifies Sublandlord from any such costs imposed by Overlandlord due to the removal of Subtenant's Subsequent Alterations. Subtenant shall comply with all laws and regulations relating to such construction including, but not limited to, receipt of certificates of occupancy, permits and Americans with Disabilities Act (ADA) requirements, and shall be responsible for all costs associated therewith. Sublandlord may impose reasonable guidelines as may be necessary to protect its occupancy and rights provided in the Overlease, including placing reasonable restrictions on times when certain types of work may be performed in order to prevent undue intrusion and noise to Sublandlord or other tenants in the Building.

        7.2    SIGNS.    Sublandlord will provide suite entry signage and add Subtenant's name to the Building directory at [***] expense. In addition, and subject to availability and approval by Overlandlord, Sublandlord will allow Subtenant, at Subtenant's sole cost and expense, to install its name and corporate logo at one (1) mutually acceptable location to the side of the entrance on the exterior of the Building, which is visible from Interstate 15. The installation and eventual removal of this signage shall be the responsibility of Subtenant. All signage shall conform to all governmental zoning and restrictions applicable to the Building and must comply with signage criteria for the Building. This signage right is personal to Subtenant and may not be assigned or transferred.

        8.    TERMS OF THE OVERLEASE

        8.1   Except as herein otherwise expressly provided, except to the extent that they are inapplicable to, or modified by the terms of this Sublease, and except for the obligation to pay rent and additional rent Under the Overlease, all of the terms, covenants, conditions and provisions in the Overlease are hereby incorporated in, and made a part of this Sublease, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto; the Sublandlord herein being substituted for the Landlord in the Overlease, and the Subtenant herein being substituted for the Tenant named in the Overlease; provided, however, that the Sublandlord herein shall not be liable for any defaults by Overlandlord and, if Overlandlord is not the fee owner, the owner in fee of the land and Building of which the Subleased Premises are a part. Subject to Section 8.2 below, if the Overlease shall be terminated for any reason during the term hereof, then and in that event this Sublease shall thereupon automatically terminate and Sublandlord shall have no liability to Subtenant by reason thereof.

        8.2   This Sublease is subject to any amendments and supplements to the Overlease hereafter made between Overlandlord and Sublandlord, provided that any such amendment or supplement to the Overlease will not prevent or adversely affect the use by Subtenant of the Subleased Premises in accordance with the terms of this Sublease, increase the obligations of Subtenant or decrease its rights under the Sublease or in any other way materially adversely affect Subtenant. Sublandlord shall not exercise any voluntary right of termination of the Overlease with respect to the Subleased Premises, unless Subtenant consents to such termination or Overlandlord is prepared to enter into a direct lease with Subtenant substantially on the terms and provisions of this Sublease.

        8.3   Subject to the terms and conditions of Article 18 of the Overlease, this Sublease is subject and subordinate to the Overlease and to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Subleased Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This Section 8.3 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Subtenant shall execute promptly any certificate that Sublandlord may request

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        8.4   Notwithstanding any other provisions of this Sublease, if there are any provisions in the Overlease that pertain to Sublandlord's rights regarding:

  (a)
  any option to renew the Sublease Term;

  (b)
  any option to expand the Subleased Premises;

  (c)
  any exclusive uses in favor of Sublandlord;

  (d)
  any signage rights (or rights regarding the name of the Building) in favor of Sublandlord.

  (e)
  any tenant finish or other construction obligations or rights to any tenant finish allowances;

  (f)
  any parking rights of Sublandlord;

  (g)
  any other provisions of the Overlease that apply uniquely to Sublandlord's needs as a bank;

  (h)
  any rights to assign or sublease the Leased Space or to receive any proceeds therefrom; or

  (i)
  any rights to audit Overlandlord's books and records or protest property tax valuations;

then each such provision shall not be incorporated herein and Subtenant shall not have any rights or benefits thereunder.

        8.5   Notwithstanding the foregoing, however, and provided Sublandlord has vacated the Offer Space (defined below) and it is available for a third party, during the Term, Sublandlord will provide Subtenant with [***]

        9.    WAIVER AND INDEMNITY

        9.1   Unless caused by the negligence or willful misconduct of Sublandlord, Subtenant agrees that to the extent not expressly prohibited by law, Sublandlord and Overlandlord, their officers, agents and employees, shall not be liable for (nor shall rent abate as a result of) any direct or consequential damage (including damage claimed for actual or constructive eviction) either to person or property, sustained by Subtenant or by other persons, due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about the Building, or due to any act or neglect of any tenant or occupant of the Building, or of any other person.

        9.2   Subtenant shall protect, indemnify and save Sublandlord and Overlandlord and their officers, agents, servants and employees harmless from and against any and all obligations liabilities, costs, damages, claims and expenses of whatever nature arising from injury to persons or damage to property on the Subleased Premises or in or about the Building arising out of or in connection with Subtenant's use or occupancy of the Subleased Premises or Subtenant's activities in the Building, or arising from any act or negligence of Subtenant, or its agents, contractors, servants, employees or invitees.

        10.    CONDITION OF SUBLEASED PREMISES

        10.1 Subtenant has examined the Subleased Premises, is aware of the physical condition thereof, and agrees to take the same "AS IS," (unless otherwise provided in Section 7 herein) with the

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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understanding that there shall be no obligation on the part of Sublandlord to incur any expense whatsoever in connection with the preparation of the Subleased Premises for Subtenant's occupancy thereof, other than to deliver the Subleased Premises in broom-clean condition. Any work performed by Subtenant shall be in accordance with the terms of the Overlease and Section 7 herein. Sublandlord agrees to sell to Subtenant, and Subtenant agrees to purchase certain furniture listed on Page 2 of Exhibit "B" (the "Furniture") for the price of [***]. The Furniture will be sold to Subtenant in its "AS IS" condition, without warranty from Sublandlord (provided, however, that Sublandlord shall assign to Subtenant all of Sublandlord's third-party warranties relating to the Furniture, if any). Payment of the purchase price will be due upon execution of this Sublease, and upon receipt of such payment, Sublandlord will deliver to Subtenant an executed Bill of Sale in the form attached hereto as Exhibit B.

        11.    CONSENT OF OVERLANDLORD

        11.1 This Sublease is conditioned upon the consent thereto by Overlandlord which consent shall be evidenced by Overlandlord's signature appended hereto, or a separate consent in the form utilized by Overlandlord for such purposes. Sublandlord shall use commercially reasonable efforts to obtain such consent. Subtenant shall be solely responsible for any fees or charges imposed by the Overlandlord in connection with the obtaining of such consent; provided, however, that such fees and charges shall not exceed [***] and shall be as documented by Overlandlord pursuant to Article 14.1 of the Overlease. Provided Overlandlord's consent does not materially affect the terms of this Sublease, Subtenant shall promptly, after reasonable review, execute any documents requested by Overlandlord in order to obtain Overlandlord's approval.

        11.2 Sublandlord makes no representation with respect to obtaining Overlandlord's approval of this Sublease and, in the event that Overlandlord notifies Sublandlord that Overlandlord will not give such approval, Sublandlord will so notify Subtenant and, upon receipt of such notification by Sublandlord of the disapproval by Overlandlord, this Sublease shall be deemed to be null and void and without force or effect, and Sublandlord and Subtenant shall have no further obligations or liabilities to the other with respect to this Sublease, except that Sublandlord shall immediately return to Subtenant any Prepaid Rent, Security Deposit, Letter of Credit, the Purchase Price for the Furniture and any other amounts paid by Subtenant to Sublandlord in connection with this Sublease, so long as the Premises and the Furniture are in the same condition as when delivered to Subtenant.

        11.3 Except as otherwise specifically provided herein, wherever in this Sublease Subtenant is required to obtain Sublandlord's consent or approval, Subtenant understands that Sublandlord may be required to first obtain the consent or approval of Overlandlord. Sublandlord agrees to use commercially reasonable efforts to obtain Overlandlord's consent. However, if Overlandlord should refuse such consent or approval, Sublandlord shall be released of any obligation to grant its consent or approval whether or not Overlandlord's refusal, in Subtenant's opinion, is arbitrary or unreasonable.

        12.    DEFAULT

        12.1 Subtenant acknowledges that the services to be rendered to the Subleased Premises are to be rendered by Overlandlord. Anything in this Sublease to the contrary notwithstanding, if there exists a breach by Sublandlord of any of its obligations under this Sublease, which is caused by a corresponding breach by Overlandlord under the Overlease of its obligations under the Overlease exists, Sublandlord shall not be responsible or liable therefor. Notwithstanding the foregoing, however, if Sublandlord is excused from performance, or entitled to a reduction or abatement of its rental obligations to Overlandlord under the Overlease, Subtenant shall be correspondingly excused from performance, or entitled to a reduction or abatement of its rental obligations to Sublandlord under this Sublease, to the extent Subtenant experiences the same Loss of services that provided the abatement to Sublandlord. Otherwise, Subtenant shall not be excused from performance or reduce/abate rent.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        12.2 Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Subleased Premises, to comply with and remedy any notice to cure that would result in an Event of Default (as defined in Article 19 of the Overlease) claimed by Overlandlord and caused by Subtenant, within the period allowed to Sublandlord as tenant under the Overlease, even if such time period is shorter than the period otherwise allowed in the Overlease, due to the fact that the notice to cure from Sublandlord to Subtenant is given after the corresponding notice to cure from Overlandlord; provided that Sublandlord has promptly forwarded to Subtenant such notice of default. Sublandlord agrees to immediately forward to Subtenant, upon receipt thereof by Sublandlord, a copy of each notice to cure received by Sublandlord in its capacity as tenant under the Overlease. Subtenant agrees to forward to Sublandlord, upon receipt thereof, copies of any notices received by Subtenant with respect to the Subleased Premises from Overlandlord or from any governmental authorities. In addition to other remedies of Sublandlord hereunder and by law, Subtenant agrees that in the event of a breach by Subtenant of any of the terms or obligations of this Sublease, Sublandlord may undertake such obligations on behalf of Subtenant, if Subtenant fails to cure such breach prior to the expiration of any cure period prescribed in the Overlease that would result in an Event of Default as defined in the Overlease, and Subtenant shall immediately reimburse Sublandlord for the commercially reasonable costs of same within fifteen (15) days from receipt of invoices from Sublandlord.

        12.3 If and whenever there shall occur any breach of this Sublease which could result in an Event of Default under the Overlease, Sublandlord may, at Sublandlord's option, exercise any remedy or right given under the Overlease or by law or equity. All rights and remedies specifically granted to Sublandlord herein shall be cumulative and not mutually exclusive.

        13.    SUBLANDLORD REPRESENTATION

        13.1 Sublandlord represents (a) that it is the holder of the interest of the tenant under the Overlease, and (b) that the Overlease is in full force and effect.

        14.    BROKERS

        14.1 Subtenant and Sublandlord represent and warrant to each other that neither has had any dealings or communications with any broker or agent in connection with the consummation of this Sublease other than those set forth in Section 1.1 hereof, and each party agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than such brokers with respect to this Sublease or the negotiation thereof.

        15.    SECURITY DEPOSIT

        15.1 As security for the faithful performance and observance by Subtenant of the terms, provisions, covenants and conditions of this Sublease, Subtenant is simultaneously herewith delivering to Sublandlord a check in the amount set forth in Section 1.1

        15.2 In the event Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, the payment of annual fixed rent and additional rent, Sublandlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any annual fixed rent and additional rent or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, provisions, covenants, and conditions of this Sublease, including, but not limited to, any damages or deficiency accrued before or after any re-entry by Sublandlord.

        15.3 In the event that Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of the Sublease and Sublandlord utilizes all or any part of the security but does not

8

terminate this Sublease as provided herein, Sublandlord may in addition to exercising its rights as provided in Section 15.2, retain the unapplied and unused balance of the principal amount of the security as security for the faithful performance and observance by Subtenant thereafter of the terms, provisions and conditions of this Sublease and may use, apply or retain the whole or any part of said balance to the extent required for payment of rent, additional rent, or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or be required to expend by reason of Subtenant's default in respect of any of the terms, covenants, and conditions of this Sublease. In the event Sublandlord applies or retains any portion or all of the security delivered hereunder, Subtenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be no less than the security required by Section 15.2.

        15.4 In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Subtenant upon the earlier of: (a) the Sublease Expiration Date and after delivery of entire possession of the Subleased Premises to Sublandlord; or (b) Sublandlord's receipt of an equivalent amount of security from an assignee or undertenant pursuant to an assignment or underletting permitted by Section 6 of this Sublease. In the event of an assignment of the Overlease by Sublandlord, Sublandlord shall have the right to transfer any interest it may have in the security to the assignee and Sublandlord shall thereupon be released by Subtenant from all liability for the return of such security, provided such assignee assumes any responsibilities of Sublandlord with respect to such security, in writing, and upon receipt of written confirmation to Subtenant from the assignee. Subtenant agrees to look solely to the new sublandlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new sublandlord.

        16.    SURRENDER AND HOLDING OVER

        16.1 Upon expiration of the Sublease Term, or if, at any time prior to such expiration, this Sublease shall be terminated for any reason, Subtenant shall immediately quit and surrender up to Sublandlord possession of the Subleased Premises, and Subtenant shall remove all of its personal property therefrom. In the event Subtenant does not completely vacate the Subleased Premises (including the removal of all personal property and fixtures required to be removed and the return of the Subleased Premises to Sublandlord in the condition required under the Overlease) by the Sublease Expiration Date or earlier termination of this Sublease, Subtenant shall indemnify and hold harmless Sublandlord in respect of any and all holdover charges or penalties imposed under the Overlease upon Sublandlord in respect of the entire Subleased Premises and in respect of any and all costs, liabilities or expenses (including attorneys fees) suffered by Sublandlord in respect of same, as and when such costs, liabilities or expenses are incurred. In this regard, Subtenant shall, if requested by Sublandlord, in Sublandlord's sole discretion, defend Sublandlord against any action or proceeding brought against Sublandlord which arises out of such holdover of the Subleased Premises. Any holding over after the expiration or earlier termination of this Sublease without the written consent of Sublandlord shall be construed to be a tenancy from month to month and Subtenant shall pay a holdover charge for each month or partial month that Subtenant remains in the Subleased Premises after the Sublease Expiration Date or earlier termination, such holdover charge to be equal to [***]% of the Rent under the Overlease in effect at such time, and shall otherwise be subject to the terms and conditions of this Sublease. Any holding over without Sublandlord's written consent shall constitute a default by Subtenant and entitle Sublandlord to exercise any remedies set forth herein or available under and other applicable law.

        17.    NO WAIVER

        17.1 The failure of Sublandlord to seek redress for, or to insist upon the strict performance o1 (1) any violation of any covenant or condition of this Sublease; or (2) the violation of any of the Rules and Regulations set forth or hereafter adopted by Overlandlord, shall not prevent a subsequent act,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

9

which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Sublandlord of Rent, with knowledge of the breach of any covenant of this Sublease, shall not be deemed a waiver of such breach and no provision of this Sublease shall be deemed to have been waived by Sublandlord unless such waiver is in writing signed by Sublandlord. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated base rent, additional rent or other charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such base rent, additional rent or other charge, or pursue any other remedy in this Sublease provided. No act or thing done by Sublandlord or Sublandlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises and no agreement to accept such surrender shall be valid unless in writing signed by Sublandlord. No employee of Sublandlord or agent of Sublandlord shall have any power to accept the keys of the demised premises prior to the termination of the Sublease and the delivery of keys to any such agent or employee shall not operate as a termination of the Sublease or a surrender of the demised premises.

        18.    NOTICES

        18.1 Any notice, consent or waiver required or permitted to be given or served by any party to this Sublease shall be in writing and either: (1) delivered personally to the other party; (2) mailed by certified or registered mail, return receipt requested; or (3) sent via nationally recognized overnight courier, and shall be deemed given when personally delivered (or upon refusal to accept delivery), or the third (3rd) day after deposit in the mail, or the first (1st) day after sending by overnight courier, to the address and person designated in Section 1.1(a) and (c) herein.

        18.2 Either party, however, may designate such new or other address to which such notices, demands or communications thereafter shall be given, made or mailed by notice (given in the manner prescribed herein). Any such notice, demand or communication shall be deemed given or served, as the case may be, on the date of the posting thereof. In the event Subtenant's address is not set forth above, notice to Subtenant shall be deemed sufficient if sent to the Subleased Premises.

        19.    INTERPRETATION

        19.1 The parties acknowledge that each party and its respective counsel have reviewed this Sublease and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Sublease or any amendments or exhibits hereto.

        20.    PARTIAL INVALIDITY

        20.1 If any provision of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the Sublease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Sublease shall be valid and enforceable to the full extent permitted by law.

        21.    OFAC CERTIFICATION

        21.1 (a)    Certification.    Subtenant certifies that:

      (i)
      Subtenant is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person," or other banned or blocked person, entity, nation, or transaction pursuant to any law, other, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

10

      (ii)
      Subtenant is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of any such person, group, entity or nation.

    (b)
    Indemnification.    Subtenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing certifications.

        22.    MISCELLANEOUS

        22.1 Where applicable, Subtenant shall be responsible for all actual, additional costs incurred by Suhlandlord as a result of this Sublease including, but not limited to, security cards, keys and parking cards.

        22.2 This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        22.3 This Sublease constitutes and contains the entire agreement between the parties and supersedes all prior agreements, representations and understandings between the parties relating to the subject matter of this Sublease. No oral understandings, statements, promises or inducements contrary to the terms of this Sublease exist. This Sublease may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same agreement.

        22.4 This Sublease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.

        23.    PARKING

        23.1 At no additional rent or charge, Subtenant shall have the right, during the term of this Sublease, to use the number of reserved (provided at no additional cost to Sublandlord) and unreserved parking spaces in the parking facilities servicing the Building as set forth in Section 1.1(u) above. All such parking privileges shall be subject to the terms and conditions set forth in the Overlease and this Sublease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

11

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals of the day and year first above written.

Sublandlord: [***]
By:	/s/ [***]

Name:

Title:

Date:
4/13/06
Subtenant: BRIDGEPOINT EDUCATION, INC.
By:
/s/ ANDREW CLARK
Name:
Andrew Clark
Title:
CEO
Date:
3/30/06

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

12

 EXHIBIT A

Subleased Premises

[FLOOR PLAN]

13

 EXHIBIT B

BILL OF SALE

        For good and valuable consideration, receipt of which is hereby acknowledged, [***] (formerly known as [***]), (hereinafter referred to as "Seller"), has sold and assigned, and by this Bill of Sale does hereby grant, sell, assign, and transfer to Bridgepoint Education, Inc. (hereinafter referred to as "Buyer"), without warranty, all of the right, title and interest of Seller in and to all of the Furniture described on the attached Inventory, to have and hold the same unto Buyer forever. Such Furniture is conveyed to Buyer in its current "AS IS" condition.

[***]
By:	/s/ [***]

Print Name:

Title:

Date:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

 EXHIBIT C

Subtenant's Initial Improvements

 BRIDGEPOINT EDUCATION

6TH FLOOR

FLOOR PLAN

 EXHIBIT D

Overlease

        The following contains the documents related to Sublease Agreement # 3

 [***]

OFFICE LEASE

[***]

as Landlord,

and

[***]

as Tenant

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 SUMMARY OF BASIC LEASE INFORMATION

        This Summary of Basic Lease Information ("Summary") is hereby incorporated Into and made a pert of the attached Office Lease. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shah prevail. Any capitalized terms used herein sad not otherwise defined herein shall have the meaning as set forth in the Office Lease.

TERMS OF LEASE (References are to the Office Lease)			DESCRIPTION
1.	Date:		July , 2004
2.	Landlord:		[***]
3.	Address of Landlord (Section 24.19):		[***]
4.	Tenant:		[***]
5.	Address of Tenant (Section 24.19):		[***]
	With a copy to:		[***]
6.	Premises (Article 1):
	6.1	Premises:	9,949 rentable and 8,513 usable square feet of space located on the first (1st) floor of the Building (as defined below), as set forth in Exhibit A attached hereto.
	6.2	Building:	The Premises are located in "Building No. 1" (sometimes referred to herein as the "Building") whose address is 13500 Evening Creek Drive, San Dingo, California
7.	Term (Article 2):
	7.1	Lease Term:	Five (5) years
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TERMS OF LEASE (References are to the Office Lease)			DESCRIPTION
	7.2	Lease Commencement Date:
The earlier of (i) the date Tenant commences business operations in the Premises, or (ii) the date the Premises are Ready for Occupancy (as defined in the Tenant Work Letter attached hereto as Exhibit B), which Lease Commencement Date is anticipated to be September 1, 2004.
	7.3	Lease Expiration Date:	The last day of the month in which the fifth (5th) anniversary of the Lease Commencement Date occurs.
	7.4	Amendment to Lease:	Landlord and Tenant may confirm the Lease Commencement Date and Lease Expiration Date in an Amendment to Lease (Exhibit C) to be executed pursuant to Article 2 of the Office Lease.
8.	Base Rent (Article 3):

Lease Year	Annual Base Rent		Monthly Installment of Base Rent		Monthly Rental Rate per Rentable Square Foot
1st	$	[***]	$	[***]	$	[***]
2	$	[***]	$	[***]	$	[***]
3	$	[***]	$	[***]	$	[***]
4	$	[***]	$	[***]	$	[***]
5	$	[***]	$	[***]	$	[***]

    *
    Subject to [***] as provided in Article 3 of the Office Lease.

9.	Additional Rent (Article 4):
	9.1	Expense Base Year:	Calendar year 2005.
	9.2	Tax Expense Base Year:	Calendar year 2005.
	9.3	Utilities Base Year:	Calendar year 2005.
	9.4	Tenant's Share of Operating Expenses, Tax Expenses and Utilities:	6.99% (9,849 rental square feet within the Premises / 140,915 rentable square feet within the Building).
10.	Security Deposit (Article 20):		None.
11.	Parking (Article 23):
Thirty-four (34) parking passes (i.e., four (4) parking passes for every 1,000 usable square feet of the Premises) consisting of twenty-three (23) unreserved parking passes and eleven (11) reserved parking passes.
12.	Brokers (Section 24.25):		CB Richard Ellis, Inc. represents Landlord and Burnham Real Estate Services, Inc. represents Tenant.

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 OFFICE LEASE

        This Office Lease, which includes the preceding Summary and the exhibits attached hereto and incorporated herein by this reference (the Office Lease, the Summary and the exhibits to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summery, is made by and between [***] ("Landlord"), and [***] ("Tenant").

ARTICLE 1

REAL PROPERTY, BUILDING AND PREMISES

        1.1    Real Property, Building and Premises.

          1.1.1    Premises.    Upon end subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.1 of the Summary (the "Premises"), which Premises are located in the Building defined in Section 6.2 of the Summary to be constructed on the Real Property. The outline of the floor plan of the Premises is set forth in Exhibit A, attached hereto.

          1.1.2    Building and Real Property/Project.    The Building is part of a multi-office building project ("Project") constructed on the Real Property (as defined below) known as [***] which also includes an additional office building bated adjacent to the Building at 13520 Evening Creek Drive, San Diego, California ("Building II"). Building I and Building II are sometimes collectively referred to herein as the "Buildings." The Project may contain an additional office building that may be constructed on the Real Property and located adjacent to the Buildings ("Adjacent Building"). The term "Real Property," as used in this Lease, shall mean, collectively, (i) the Buildings, (ii) the Adjacent Building (if and when constructed), (iii) any outside plaza areas, walkways, driveways, courtyards, public and private streets, transportation facilitation areas and other improvements and facilities now or hereafter constructed surrounding and/or servicing the Buildings and the Adjacent Building (if and when constructed), including parking structures and surface parking facilities now or hereafter servicing the Buildings, the Adjacent Building (if and when constructed) and any other buildings which may be at a within the Project (collectively, the "Parking Faculties"), which are designated from time to time by Landlord as common areas (or parking facilities, as the case may be) appurtenant to or servicing the Buildings, the Adjacent Building (if and when constructed) and any such other buildings; (iv) any additional buildings, improvements, facilities, part structures and common areas which Landlord (and/or any common area association formed by Landlord or Landlord's assignee for the Project) may add thereto from time to time within or as part of the Project; provided, however, that no such additions shall materially and adversely interfere with Tenants permitted use of the Premises (as described in Article 5 below) or unreasonably interfere with Tenant's access to the Premises or the Building (including Tenant's access to the Parking Facilities); and (iv) the land upon which any of the foregoing are situated. The site plan depicting the centaur configuration of the Real Property and proposed Project is set forth in Exhibit A-1 attached hereto. Notwithstanding the foregoing or anything contained in this Lease to the contrary, (1) Landlord has no obligation to expand or otherwise make any improvements within the Project, inducing, without limitation, the Adjacent Building, or any of the outside plaza gym, walkways, driveways, courtyards,' public and private streets, transportation facilitation areas and other improvements and facilities which may be depicted on Exhibit A-1 attached hereto (as the same may be modified by Landlord from time to time without notice to Tenant), other than Landlord's obligations at forth in the Tenant Work Letter to construct the Base, Shell and Core of the Building, and the initial Tenant Improvements for the Premises pursuant to the provisions of the Tenant Work Letter, and (2) Landlord shall

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have the right from time to time to include or exclude any improvements or facilities within the Project, at Landlord's sole election, as more particularly set forth in Section 1.1.3 below.

          1.1.3    Tenant's and Landlord's Rights.    Tenant is hereby granted' the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located within the Building, and the non-exclusive use of the areas located on the Real Property designated by Landlord from time to time as common areas for the Building; provided, however, that (i) Tenant's use thereof shall be subject to (A) the provisions of any covenants, conditions and restrictions regarding the use thereof now or hereafter recorded against the Real Property, and (B) such reasonable non-discriminatory rules, regulations and restrictions as Landlord may make from time to time (which shall be provided' in writing to Tenant), and (ii) Tenant may not go on the roof of Building without Landlord's prior consent (which may be withheld in Landlord's sole and absolute discretion) and without otherwise being accompanied by a representative of Landlord. Landlord reserves the right from time to time to nee any of the common areas of the Real Property, and the roof, risers end conduits of the Building for telecommunications and/or any other purposes, and to do any of the following: .(1) make any changes, additions, improvements, repairs and/or replacements in or to the Real Property or any portion or elements thereof, including, without limitation, (x) changes in the location, size, shape and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways, public and private streets, plazas, courtyards, transportation facilitation areas and common areas, parking spaces, parking structures and parking areas, and (y) expanding or decreasing the size of the Real Property and any common areas and other elements thereof, Including adding or deleting buildings thereon and therefrom; (2) close temporarily any of the common areas while engaged in making repairs, improvements or alterations to the Real Property; (3) form a common area association or associations under covenants, conditions and restrictions to own, manage, operate, maintain, repair and/or replace an or any portion of the landscaping, driveways, walkways, packing areas, public and private streets, plazas, courtyards, transportation facilitation areas and/or other common areas located outside of the Building end, subject to Article 4 below, include the common wren assessments, fees and taxes charged by the association(s) and the cost of maintaining, managing, administering and operating the association(s), in Direct Expenses; and (4) perform such other acts and make such or changes with respect to the Real Property as Landlord may, in the exercise of good faith business Judgment, deem to be appropriate. Subject to (i) all of the terms and conditions of this Lease, including the Rules and Regulations attached hereto as Exhibit D, (ii) Force Majeure events, (iii) Landlord's commercially reasonable security requirements, and (iv) the requirements of applicable Laws, Tenant shall have access to the Premises twenty-Four (24) hours per day, seven (7) days per week throughout the Lease Term. Landlord, as part of Operating Expenses, agrees to maintain the common areas of the Real Property in a first-class funnier consistent with other first-class buildings in the Central San Diego County area.

        1.2    Condition of Premises.    Except as expressly set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the Improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its "As Is" condition on the Lease Commencement Date, provided, however, in the event that the Base, Shell and Core of the Building (as defined in Section 1 of Exhibit B), in its condition existing as of the Commencement Date and without regard to any of the Tenant Improvements, alterations or other improvements to be constructed or installed by or on behalf of Tenant in the Premises or Tenant's use of the Premises, and based solely on an unoccupied basis, (A) does not comply with applicable Laws in effect as of the date hereof, or (B) contains latent defects (not caused by Tenant's acts or omissions), then Landlord shall be responsible, at its sole cost end expense which shall not be included in Operating Expenses (except as otherwise permitted in Section 4.2 hereof), for correcting any such non-compliance to the extent and as

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and when required by applicable laws, and/or correcting any such latent defects as soon as reasonably possible after receiving notice thereof from Tenant.

        1.3    Rentable and Usable Square Feet.    The rentable and usable .square feet for the Premises arc approximately as set forth in Section 6.1 of the Summary. For purposes hereof, the "usable square feet" of the Premises and the "rentable square feet" of the Premises and the Buildings and the Adjacent Building in the Project shall be calculated by Landlord pursuant to the Standard' Method for Measuring Floor Area in Office Buildings, ANSI 265.1-1996 ("BOMA"), as modified for the Protect pursuant to Landlord's standard rentable area measurements for the Project, to include, among other calculations, a portion of the common areas and service areas of the Buildings and the Adjacent Building in the Project. The rentable and usable square feet of the Premises and the rentable square feet of the Building are subject to verification by Landlord's planner/designer at any time after the date hereof and, with respect to any [***] leased by Tenant pursuant to Section I.4 below, upon the date such [***] is delivered to Tenant or as soon thereafter as reasonably practicable. Any such verification shall be made in accordance with the provisions of this Section 1.3. Tenant's architect may consult with Landlord's planner/designer regarding such verification. Tenant shall have the right, exercisable within ninety (90) days after the date Landlord gives Tenant written notice of the final measurements of the Premises and the Building (or when appropriate, the [***]), to remeasure the Premises and Building (or when appropriate, the [***]), in accordance with the BOMA Standard and the other terms of this Section 1.3. If Tenant fails to timely elect to remeasure within such 90-day period, then Landlord's measurements shall be conclusive and binding on Tenant. If Tenant's remeasurements differ from Landlord's measurements and Tenant notifies Landlord thereof within such 90-day period, tine parties shall, within thirty (30) days thereafter, attempt in good faith to resolve such differences, but if the parties cannot resolve such differences within such 30-day period, the final measurements of the Building and the Premises (and when appropriate, the [***]), shall be resolved pursuant to binding, arbitration ender the auspices of JAMS/ENDISPUTE (or any successor organization) in San Diego County, California according to the then rules of commercial arbitration for such organization but with reference to the BOMA Standard, and the arbitrators resolving such dispute shall only have jurisdiction to determine the square footage of the Premises and Building in dispute (and when appropriate, the [***]) and shall not have the jurisdiction to modify the terms of this Tessa During the period from the Lease Commencement Date until any dispute regarding the square footage of the Premises and Building is resolved, the rentable and usable square footage amounts set forth in the Summary shall be utilized for all purposes under this Lease. In the event that it is determined pursuant to any remeasurement under this Section 1.3 that the rentable and/or usable square feet of the Premises (and when appropriate, the [***]), and/or the rentable square Poet of the Building pursuant to the BOMA Standard, shall be different from the amounts thereof set forth in this Lease, Landlord shall modify all amounts, percentages and figures appearing or referred to in this Lease to conform to such corrected square footage amounts therefor (including, without limitation, the amount of the Base Rent, Tenant's Share of Operating Expenses, Tax Expense and Utilities Costs and the Tenant Improvement Allowance), Any such modifications shall be confirmed in writing by Landlord to Tenant.

        1.4    [***]

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[***]

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        [***]

ARTICLE 2

LEASE TERM: OUTSIDE DATE, EARLY CANCELLATION RIGHT

        2.1    Lease Term.    The reins and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "Lease Term") shell be as set forth In Section 7.1 of the Summary and shall commence on the date (the "Lease Commencement Date") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the "Lease Expiration Date") set forth in Section 7.3 of .the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. If Landlord does not deliver possession of the Premises to Tenant on or before the anticipated Lease Commencement Date (as set forth in Section 7.2(ii) of the Summary), Landlord shall not be subject to any liability nor shell the validity of this Lease nor the obligations of Tenant hereunder be affected. In the event that the Lease Commencement Date is a date which is other than the anticipated Lease Commencement Date set forth in Section 7.2(ii) of the Summary, within a reasonable period of time after the date Tenant takes possession of the Premises Landlord shall deliver to Tenant an amendment to lease in the form attached hereto as Exhibit C, attached hereto, seeing forth, among other things, the Lease Commencement Date and the Lease Expiration Date, and Tenant shall execute and return such amendment to Landlord within five (5) days after Tenant's receipt thereof. In the event that Landlord does not deliver such amendment to Tenant, the Lease Commencement Date shall be deemed to be the anticipated Lease Commencement Date set forth in Section 7.2(ii) of the Summary.

        2.2    Outside Date; Termination.    In the event that Substantial Completion of the Premises has not occurred by the "Outside Date," which Outside Date shall be that date which is one hundred fifty (150) days after the date the Final Space Plan (as defined in Section 3.2 of the Tenant Work Letter) is approved by Landlord and Tenant, as such Outside Date may be extended by the number of days of Tenant Delays (as defined' in the Tenant Work Letter) and by the number of days of "Force Majeure" delays (as defined in Section 24.17 hereof) then the sole remedy of Tenant shall be the right to deliver a notice to Landlord (the "Outside Date Termination Notice") electing to terminate this Lease effective upon receipt of the Outside Date Termination Notice by Landlord (the "Effective Date"). Except as provided hereinbelow, the Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Date and not later than ten (10) business days after the Outside Date. If Tenant delivers the Outside Date Termination Notice to Landlord, then Landlord shall have the right to suspend the Effective Date for a period ending ten (10) days after the original Effective Date. In order to suspend the Effective Date, Landlord must deliver to Tenant, within five (5) business days after receipt of the Outside Date Termination Notice, a certificate of the Contractor (as defined in the Tenant Work Letter) certifying that it is such Contractor's best good faith judgment that Substantial

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Completion of the Premises will occur within ten (10) days after the original Effective Date. If Substantial Completion of the Premises occurs within said ten (10) day suspension period, then the Outside Date Termination Notice shall be of no further force and effect, if, however, Substantial Completion of the Premises does not occur within said ten (10) day suspension period, then this Lease shall terminate as of the date of expiration of such ten (10) day period If, or to the Outside Date, Landlord determines that Substantial Completion of the Premises will not occur by the Outside Date, Landlord shall have the right to deliver a written notice to Tenant stating Landlord's opinion as to the date by which Substantial Completion of the Premises shall occur and Tenant shall be required, within five (5) business days after receipt of such notice, to either deliver the Outside Date Termination Notice (which will mean that this Lease shall thereupon terminate and shall be of no further force and effect) or agree to extend the Outside Date to that date which is set by Landlord. Failure of Tenant to so respond in writing within said five (5) business day period shall be deemed to constitute Tenant's agreement to extend the Outside Date to that date which is set by Landlord. If the Outside Date is so extended, Landlord's right to request Tenant to elect to either terminate this Lease or further extend the Outside Date shall remain and shall continue to remain, with each of the notice periods and response periods sat forth above, until the Substantial Completion of the Premises or until this Lease is terminated. Upon termination of this Lease pursuant to this Section 2.2, the parkas shall be relieved of all further obligations under this Lease except for those obligations under this Lease which expressly survive the expiration or sootier termination of this Lease.

        2.3    Tenant's Early Cancellation Right.    Team shall have the one (1) time right to terminate and cancel this Lease effective as of the date ("Termination Date") which is the last day of the thirty-sixth (36th) month of the initial Lease Term, which right is contingent upon Tenant paying to Landlord the Termination Consideration (as defined below) in a timely manner in accordance with the following provisions of this Section 2.3. To exercise such termination right, Tenant must deliver to Landlord, on or before the date which is six (6) months prior to the Termination Date, written notice of Tenant's exercise of such right (the "Termination Notice"), along with the Termination Consideration. As used herein, the "Termination Consideration" shall mean an amount equal to the sum of: [***] The brokerage commissions, legal fees and costs of the initial Tenant Improvements with respect to the Premises leased by Tenant shall all be amortized on a straight-line basis over the scheduled initial sixty (60) month initial Lease Term, together with interest at the rate of [***] percent ([***]%) per annum, and the unamortized portion thereof shall be determined based upon the unexpired portion of such initial sixty (60) month Lease Term as of the Termination Date. The brokerage commissions, tenant improvement costs and tenant improvement allowance (if any) with respect to any [***] leased by Tenant pursuant to Section 1.4 shall be amortized on a straight-line basis over the scheduled initial term of the lease for such [***], together with interest at the rate of [***] percent ([***]%) per annum, and the unamortized portion thereof shall be determined based upon the unexpired portion of such Initial lease term for such [***] as of the Termination Date. If Tenant properly and timely exercises its termination option in this Section 2.3 in strict accordance with the terms hereof, this Lease shall expire at midnight on the Termination Date, and Tenant shall be required to surrender the Premises to Landlord on or prior to the Termination Dace in accordance with the applicable provisions of this Lease. The termination right

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set forth in this Section 2.3 is personal to the Original Tenant and any Affiliate of Original Tenant to which Original Tenant's entire interest in this Lease has been assigned pursuant to Section 14.7 of this Lease and may only be executed by the Original Tenant, or such Affiliate assignee, as the case tray be (and not any other assignee, sublessee or other Transferee of Original Tenant's interest in this Lease) if the Original Tenant (or such Affiliate assignee, as the case may be) occupies the entire Premises. Within thirty (30) days of Tenant's written request, Landlord agrees to provide Tenant with Landlord's then estimate of the amount of the Termination Consideration.

ARTICLE 3

BASE RENT

        Tenant shall pay without notice or demand, to Landlord or Landlord's agent at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

        Notwithstanding anything to the contrary contained herein and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord hereby agrees to [***]. In the event of a default by Tenant under the terms of this Lease that results in early termination pursuant to the provisions of Article 19 of this Lease, then as a part of the recovery set forth in Article 19 of this Lease, Landlord shall be entitled to the recovery of the monthly Base Rent that was [***] under the provisions of this Article 3.

ARTICLE 4

ADDITIONAL RENT

        4.1    Additional Rent.    In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay as additional rent the sum of the following: (i) Tenant's Share (as such term is defined below) of the annual Operating Expenses allocated to the Building (pursuant to Section 4.3.4 below) which are in excess of the amount of Operating Expenses allocated to the Building and applicable to the Expense Base Year, plus (ii) Tenant's Share of the annual Tax Expenses allocated to the Building (pursuant to Section 4.3.4 below) which are in excess of the amount of Tax Expenses allocated to the Building and applicable to the Tax Expense Base Year, plus (iii) Tenant's Share of the annual Utilities Costs allocated to the Building (pursuant to Section 4.3.4 below) which are in excess of the amount of Utilities Costs allocated to the Building and applicable to the Utilities Base Year. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6), shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods

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and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

        4.2    Definitions.    As used In this Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1  "Calendar Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.2  "Expense Base Year" shall mean the year set forth in Section 9.1 of the Summary.

          4.2.3  "Expense Year" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Operating Expenses, Tax Expenses end Utilities Costs shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.4  "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, including, without limitation, any amounts paid for: (i) the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other "Systems and Equipment" (as defined in Section 4.25 of this Lease), and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the coal of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with Implementation and operation (by Landlord or any common area association(s) formed for the Project) of any transportation system management program or similar program; (iii) the chat of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and ether costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Real Property; (v) the cost of parking, area repair, restoration, and maintenance; (vi) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (vii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (viii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Real Property; (ix) the cost of janitorial service, alarm and security service, if any, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (x) amortization (including interest on the unamortized cost) of the cost of acquiring or fire rental expense of personal property used in the maintenance, operation and repair of the Real Property; and (xi) the cost of any capital improvements or other costs (I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, but only to the extent of the cost savings reasonably anticipated by Landlord to result therefrom or, (II) made to the Real Property or any portion thereof after the Lease Commencement Date that are required under any governmental law or regulation enacted or modified after the Lease Commencement bate; provided, however, that any such capital

8

  expenditure described in this clause (xi) shall be amortized (including Interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with standard real estate accounting practices. If Landlord is trot furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant If the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy anti are included by Landlord within the Project) or less then [***] percent ([***]%) occupied during all or a portion of any Expense Year (including the Expense Base Year), Landlord shell make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of ting Expenses that would have been paid had the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy and are included by Landlord within the Project) been [***] percent ([***]%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. Landlord hereby agrees that the cost of any new type of insurance coverage which is obtained or effected by Landlord during any Expense Year after the Expense Base Year Out is not obtained or effected during the Expense Base Year) shall be added to the Operating Expenses for the Expense Base Year (but at the rate which would have been in effect during the Expense Base Year or the rate in effect during such subsequent Expense Year, whichever is lower) prior to the calculation of Tenant's Share of Operating Expenses for each such Expenses Year in which such change in insurance is initially obtained or effected.

          Subject m the provisions of Section 4.3.4 below, Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses (and/or Tax Expenses and Utilities Costs) between the Building and/or among different tenants of the Project and/or different buildings of the Real Property as and when such different buildings (including, but not limited to, Building II and the Adjacent Building) are coast acted and added to (and/or excluded from) the Real Property or otherwise (the "Cost Pools"). Such Cost Pools may include, without limitation, the office space tenants and retail space tenants of the Real Property or of a building or buildings in the Real Property. Such Cost Pools may also include an allocation of certain Operating Expenses (and/or Tax Expenses and Utilities Costs) within or under covenants, conditions and restrictions affecting the Real Property. In addition, Landlord shall have the right from time to time, in its reasonable discretion, to include or exclude existing or future buildings in the Project for purposes of determining Operating Expenses, Tax Expenses and Utilities Costs and/or the provision of various services and amenities thereto, including allocation of Operating Expenses, Tax Expenses and Utilities Costs in any such Coat Pools.

          Notwithstanding anything to the contrary sat forth in this Article 4, when calculating Operating Expenses for the Expense Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and costs relating to capital improvements or expenditures.

          Notwithstanding the foregoing, Operating Expenses shall not, however, include: (A) costs of leasing commissions, attorneys' fees and other and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Real Property; (B) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable apace; (C) tests incurred due to the violation by Landlord of the terms and conditions of any lease

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  of space in the Real Property; (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Real Property to the extent the same exceeds the costs of overhead and profit increment included In the coots of such services which could be obtained from the parties on a competitive basis; (E) except as otherwise specifically provided in this Section 4.2.4, costs of interest bra debtor amortization on any mortgages, and rent payable under any ground base of the Real Property; (F) Utilities Costs; (G) Tax Expenses; (H) costs of a capital nature for the Real Property, except as specifically set forth in Sections 4.2.4(x) and (xi) above and clause (I) hereinbelow; (I) costs of repairs and maintenance actually reimbursed by any other party; (J) attorneys' fees and other costs incurred in attempting to collect rent or evict tenants for nonpayment of rent, (K) depreciation, amortization and interest payments (except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord alight otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard real estate accounting practices, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life); (L) costs, including penalties, fines and associated legal expenses, incurred due to the violation by Landlord or any other tenant of the Real Property of applicable Laws, that would not have been incurred but for any such violations by Landlord or any tenant of the Real Property; (M) the wages and benefits of any employee who tines not devote substantially all of his or her employed time to the Real Property unless such wages and benefits are prorated to reflect time spent on operating and managing the Real Property vis-à-vis time spent on matters unrelated to operating and managing the Real Property; (N) costs incurred by Landlord for the repair of damage to the Real Property, to the extent that Landlord is reimbursed by Insurance proceeds; (O) expenses in connection with services or other benefits which are not provided to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Real Property free of charge; (P) costs of correcting defects in the original construction of the Real Property; (Q) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due or to file any income tax or informational returns when due; (R) any bad debt loss, rent loss, or reserves for bad debts or rent loss (but Operating Expenses may include reasonable reserves imposed upon the Real Property as part of the assessments under any covenants, conditions and restrictions recorded against the Real Property); (S) costs of repairs necessitated by the gross negligence of Landlord; (T) advertising and promotional expenditures, and the cost of signs (other than directory board signage) in or on the Real Property identifying the or of the Real Property or other tenants of the Real Property; (U) costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Real Property, including partnership accounting and legal matters; (V) any ground lease rental; (W) costs incurred to comply with applicable Laws with respect to, the cleanup, removal, investigation and/or remediation of any Hazardous Materials (as such term is defined in Article 5 below) in, on or under the Real Property and/or the Building to the extent such Hazardous Materials are: (1) in existence as of the Lease Commencement Date and in violation of applicable Laws in effect as of the Lease Commencement Date, and were of such a nature that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state and under the conditions that the same existed in the Building or on the Real Property, would have then required removal, remediation or other action with respect to such Hazardous Materials; or (2) introduced onto the Real Property and/or the Building after the Lease Commencement Date by Landlord or any of Landlord's agents, employees, contractors or other tenants in violation of applicable laws in effect at the date of introduction, and were of such a nature that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous

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  Materials, in the state and under the conditions that the same existed in the Building or on the Real Property, would have then required removal, remediation or other action with respect to such Hazardous Materials; (X) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (other than the Parking Facilities); (Y) rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement specifically excluded above; (Z) costs (including, without limitation, fines, penalties, interest, and costs of repairs, replacements, alterations and/or Improvements) incurred in bringing the Real Property into compliance with building codes and other laws in effect as of the Lease Commencement Date and as Interpreted by applicable governmental authorities as of such date, including, without limitation, any costs to correct building code violations pertaining to the initial design or construction of the Building or any other improvements to the Real Property, to the extent such violations exist as of the Lease Commencement Date under any applicable building codes in effect and as Interpreted by applicable governmental authorities as of such date; and (AA) costs of acquisition of sculptures, painting and other objects of art (except for maintenance costs with respect thereto).

          4.2.5  "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or an other mechanical, electrical, electronic, computer or other systems or equipment which serve either or both of the Buildings and/or the Adjacent Building and/or any other building in the Project in whole or in part.

          4.2.6  "Tax Expense Base Year" shall mean the year set forth in Section 9.2 of the Summary.

          4.2.7  "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other Impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open apace fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Buildings (and, if and when constructed, the Adjacent Building) were fully constructed and the Real Property, the Buildings (and, if and when constructed, the Adjacent Building) and all tenant Improvements in the Buildings (and, if and when constructed, the Adjacent Building) were fully assessed for real estate tax purposes.

            4.2.7.1  Tax Expenses shall include, without limitation:

              (i)    Any tax on Landlord's rent, right to rent or other income from the Real Property or as against Landlord's business of leasing any of the Real Property;

              (ii)   Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of ' the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be

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      imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

              (iii)  Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy, by Tenant of the Premises, or any portion thereof;

              (iv)  Any assessment, tax, be, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an Interest or an estate in the Premises; and

              (v)   Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses.

            4.2.7.2  In no event shall Tax Expenses for any Expense Year be less than the Tax Expenses for the Tax Expense Base Year.

            4.2.7.3  Notwithstanding anything to the contrary contained in this Section 4.2.7, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Real Properly), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.4 of this Lease.

          4.2.8  "Tenant's Share" shall mean the percentage set forth in Section 9.4 of the Summary. Tenant's Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable agnate feat in the Building (as at forth in Section 9.4 of the Summary), and stating such amount as a percentage, subject to Section 1.3 hereof, Landlord shall have the right from time to time to redetermine the rentable square feet of the Premises and/or Building, end Tenant's Share shall be appropriately adjusted to a Expense Year, a statement (the "Statement") which shall state, in reasonable detail, the Operating Expenses, Tax Expenses and Utilities Costs incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that torte is defined in Section 4.3.3 of this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Operating Expenses, Tax Expenses and Utilities Costs for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3,1 of this Lease. The provisions of this Section 4.3.2 shell survive the expiration or earlier lamination of the Lease Term. Notwithstanding the foregoing to the contrary, Tenant shall not be responsible for Tenant's Share of any Operating Expenses, Tax Expenses and Utilities Costs attributable to any Expense Year which was first billed to Tenant more than [***] years after the date (the "Cutoff Date") which is the earlier of (i) the expiration of the applicable Expense Year or (ii) the Lease Expiration Dale, except that Tenant shall be responsible for Tenant's Share of Operating Expenses, Tax Expenses and/or Utilities Costs

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  levied by any governmental authority or by any public utility company at any time following the applicable Cutoff Date which are attributable to any Expense Year occurring prior to such Cutoff Date, so long as Landlord delivers to Tenant a bill and supplemental Statement for such amounts within [***] years following Landlord's receipt of the applicable bill therefor. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

          4.2.9  "Utilities Base Year" shall mean the year set forth in Section 9.3 of the Summary.

          4.2.10  "Utilities Costs" shall mean all actual charges for utilities for the Building .and the Project which Landlord shall pay during any Expense Year, including, but not limited to, the costs of water, sewer and electricity, and the costs of HVAC (including, the cost of electricity to operate the HVAC air handlers) and other utilities (but excluding (i) the cost of electricity consumed in the Premises and the premises of other tenants of the Building, the Adjacent Building and any other buildings in the Project (since Tenant is separately paying for the cost of electricity pursuant to Section 6.1.2 below) and (ii) those charges for which tenants directly reimburse Landlord or otherwise pay directly to the utility company) as well as related fees, assessments and surcharge. Utilities Costs shall be calculated assuming the Buildings (and during the period of time when any other office buildings are fully constructed and ready for occupancy and are included by Landlord within the Project), are at least [***] percent ([***]%) occupied. If, during all or any part of any Expense Year, Landlord shall not provide any utilities other than gas and electricity (the cost of which, if provided by Landlord, would be included in Utilities Costs) to a tenant (including Tenant) who has undertaken to provide the same instead of Landlord, Utilities Costs shall be deemed to be increased by an amount equal m the additional Utilities Coats which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense provided such utilities to such tenant Utilities Costs shall include any costs of utilities which arc allocated to the Real Property under any declaration, restrictive covenant, or other instrument pertaining to the sharing of costs by the Real Property or any portion thereof, including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Real Property. For purposes of determining Utilities Costs Incurred for the Utilities Base Year, Utilities Costs for the Utilities Base Year shall not include any one time special charges, costs or fee or extraordinary charges or costs incurred in the Utilities Base Year only, including those attributable to boycotts, , embargoes, strikes or other shortages of services or fuel. In addition, If in any Expense Year subsequent to the Utilities Base Year, the amount of Utilities Costs decreases due to a reduction in the cost of providing utilities to the Real Property for any reason, including without limitation, because of deregulation of the utility industry and/or reduction in rata achieved in contracts with utilities providers, then for purpose of the Expense Year in which such decrease in Utilities Costs occurred and all subsequent Expense Years, the Utilities Costs for the Utilities Base Year shall be decreased by an amount equal to such decrease.

        4.3    Calculation and Payment of Additional Rent.

          4.3.1    Calculation of Excess.    If for any Expense Year ending or commencing within the Lease Term, (i) Tenant's Share of Operating Expense allocated to the Building pursuant to Section 4.3.4 below for such Expense Year exceeds Tenant's Share of Operating Expenses allocated to the Building for the Expense Base Year and/or (ii) Tenant's Share of Tax Expenses allocated to the Building pursuant to Section 4.3.4 below for such Expense Year exceeds Tenant's Share of Tax Expenses allocated to the Building for the Tax Expense Base Year, and/or (iii) Tenant's Share of Utilities Costs allocated to the Building pursuant to Section 4.3.4 below for such Expense Year exceeds Tenant's Share of Utilities Costs allocated to the Building for the Utilities Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2, below, and as Additional Rent, an amount equal to such excess (the "Excess").

          4.3.2    Statement of Estimated Operating Expenses, Tax Expenses and Utilities Costs.    In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  "Estimate Statement") which shall set forth, in reasonable detail, Landlord's reasonable estimate (the "Estimate") of what the total amount of Operating Expenses, Tax Expenses and Utilities Costs allocated to the Building pursuant to Section 4.3.4 below for the then-current Expense Year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing (i) Tenant's Share of Operating Expenses allocated to the Building, which shall be based upon the Estimate, to Tenant's Share of Operating Expenses allocated to the Building for the Expense Base Year, (ii) Tenant's Share of Tax Expenses allocated o the Building, which shall be based upon the Estimate, to Tenant's Share of Tax Expenses allocated to the Building for the Tax Expense Base Year, and (iii) Tenant's Share of Utilities Costs allocated to the Building, which shall be based upon the Estimate, to Tenant's Share of Utilities Costs allocated to the Building for the Utilities Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.33). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          4.3.3    Allocation of Operating Expenses, Tax Expenses and Utilities Costs to Building.    The parties acknowledge that when constructed, the Building will be a part of a multi-office building project consisting of the Buildings and the Adjacent Building (if and when constructed) and such other buildings as Landlord may elect to construct and include as part of the Real Property from time to time (collectively, the "Other Buildings"), and that certain of the costs and expenses incurred in connection with the Real Property (i.e. the Operating Expenses, Tax Expenses and Utilities Costs) shall be shared among the Buildings and/or such Other Buildings, while certain other costs and expenses which are solely attributable to the Building, Building II and such Other Buildings, as applicable, shall be allocated directly to the Building, Building II and the Other Buildings, respectively. Accordingly, as set forth in Sections 4.1 and 4.2 above, Operating Expenses, Tax Expenses and Utilities Costs are determined annually for the Real Property as a whole, and a portion of the Operating Expenses, Tax Expenses and Utilities Costs, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the Building (as opposed to the tenants of Building II and the Other Buildings), and such portion so allocated shall be the amount of Operating Expenses, Tax Expenses and Utilities Costs payable with respect to the Building upon which Tenant's Share shall be calculated. Such portion of the Operating Expenses, Tax Expenses and Utilities Costs allocated to the Building shall include all Operating Expenses, Tax Expenses and Utilities Costs which are attributable solely to the Building, and an equitable portion of the Operating Expenses, Tax Expenses and Utilities Costs attributable to the Real Property as a whole. As an example of such allocation with respect to Tax Expenses and Utilities Costs, it is anticipated that Landlord may receive separate tax bills which separately assess the Improvements component of Tax Expenses for each building in the Project and/or Landlord may receive separate utilities bills from the utilities companies identifying the Utilities Costs for certain of the utilities costs directly incurred by each such building (as measured by separate meters installed for each such building), and such separately assessed Tax Expenses and separately metered Utilities Costs shall be calculated for and allocated separately to each such applicable building. In addition, in the event Landlord elects, at its sole option, to subdivide certain common area portions of the Real Property such as landscaping, public and private streets, driveways, walkways, courtyards, plazas, transportation facilitation areas, accessways and/or parking areas into

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  a separate parcel or parcels of land (and/or separately convey all or any of such parcels to a common area association to own, operate and/or maintain same), the Operating Expenses, Tax Expenses and Utilities Costs for such common area parcels of land may be aggregated and then reasonably allocated by Landlord to the Building, Building II and such Other Buildings on an equitable basis as Landlord (and/or any applicable covenants, conditions and restrictions for any such common area association) shall provide from time to time.

          4.3.4    Payment in Installments.    All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments without the imposition of fees, penalties or interest, shall be paid by Landlord in the maximum number of installments that are permitted by law without the imposition of fees, penalties or interest and not included as Operating Expenses except in the Expense Year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in buildings comparable to the Building in the Central San Diego County area is to pay such assessments or premiums on an earlier basis, and Landlord pays on such earlier basis, such assessments or premiums shall be included in Operating Expenses in the Calendar Year that such assessments or premiums are paid by Landlord.

        4.4    Taxes and Other Charges for Which Tenant Is Directly Responsible.    Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1  said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2  said taxes ere assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Parking Facilities); or

          4.4.3  said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

        4.5    Late Charges.    If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee by the due date therefor, then Tenant shall pay to Landlord a late charge equal to [***] percent ([***]%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they are due shall thereafter bear interest until paid at a rate (the "Interest Rate") equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference Rate), plus [***] percent ([***]%), or (ii) the highest rate permitted by applicable law.

        4.6    Audit Rights.    In the event Tenant disputes the amount of the Operating Expenses, Tax Expenses and/or Utilities Costs set forth in the Statement for the particular calendar year delivered by

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Landlord to Tenant pursuant to Section 4.3.2 above, Tenant shall have the right, at Tenant's cost, after reasonable notice to Landlord, to have Tenant's authorized employees or agents inspect, at Landlord's office during normal business hours, Landlord's books, records and supporting documents concerning the Operating Expenses, Tax Expenses and/or Utilities Costs set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Operating Expenses, Tax Expenses and Utilities Costs set forth in any such Statement, unless Tenant notifies Landlord of such objection and dispute, completes such inspection, and has the Accountant commence and complete such audit within twelve (12) months immediately following Landlord's delivery of the particular Statement in question (the "Review Period"); provided, further, that notwithstanding any such timely objection, dispute, inspection, and/or audit, and as a condition precedent to Tenant's exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 4.6, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described below. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord's operation and management of the building. If after such inspection and/or request for documentation, Tenant still disputes the amount of the Operating Expenses, Tax Expenses and/or Utilities Costs set forth in the Statement, Tenant shall have the right, within the Review Period, to cause an independent certified public accountant which is not paid on a contingency basis and which is mutually approved by Landlord and Tenant (the "Accountant") to complete an audit of Landlord's books and records pertaining to Operating Expenses, Tax Expenses and/or Utilities Costs to determine the proper amount of the Operating Expenses, Tax Expenses and/or Utilities Costa incurred and amounts payable by Tenant for the calendar year which is the subject of such Statement. Such audit by the Accountant shall be final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within thirty (30) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be one of the "Big 4" accounting firms, which is not paid on a contingency basis and which is selected by Tenant and reasonably approved by Landlord. If such audit reveals that Landlord has over-charged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge. If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original Statement which was the subject of such audit was in error to Tenant's disadvantage by seven percent (7%) or more of the total Operating Expenses, Tax Expenses and/or Utilities Costs which was the subject of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning the correctness of any Statement provided by Landlord at any time during the Review Period, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct and complete the audit as described above prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Operating Expenses, Tax Expenses and Utilities Costs shown thereon. In connection with any inspection and/or audit conducted by Tenant pursuant to this Section 4.6, Tenant agrees to keep, and to cause all of Tenant's employees and consultants and the Accountant to keep, all of Landlord's books and records and the audit, and all information pertaining thereto and the results thereof, strictly confidential, and in connection therewith, Tenant shall cause such employees, consultants and the Accountant to execute such reasonable confidentiality agreements as Landlord may require prior to conducting any such inspections and/or audits.

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 ARTICLE 5

USE OF PREMISES

        Tenant shall use the Premises solely for general office purposes consistent with the character of the Building as a first class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws, ordinances, codes, statutes, rules or regulations of the United States of America, the state in which the Real Property is located, or the ordinances, regulations or requirements of the local' municipal or county governing body or other governmental or quasi-governmental authorities having jurisdiction over the Real Property (collectively, "Laws"). Tenant shall comply with all recorded covenants, condition, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined below. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Real Property is located or the United States Government.

ARTICLE 6

SERVICES AND UTILITIES

        6.1    Standard Tenant Services.    Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

          6.1.1  Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday, through Friday, during the period from 7:00 a m to 6:00 p.m., and on Saturday during the period from 9:00 a.m. to 1:00 p.m., except for the date of observation of New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays as designated by Landlord (collectively, the "Holidays").

          6.1.2  Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall pay directly to the utility company pursuant to the utility company's separate meters (or to Landlord in the event Landlord provides submeters instead of the utility company's meters), the cost of all electricity provided to and/or consumed in the Premises (including normal and excess consumption and including the cost of electricity to operate the HVAC air handlers if not charged to and paid by Tenant as part of Utilities Costs), which electricity shall be separately metered (as described above or otherwise equitably allocated and charged by Landlord to Tenant and other tenants of the Building). Tenant shall pay such cost (including the cost of such meters or submeters) within ten (10) days after demand and as additional rent under this Lease (and not as part of the Operating Expenses or Utilities Coats). Landlord shall designate the electricity utility provider from time to time.

          6.1.3  As part of Operating Expenses or Utilities Costs (as determined by Landlord), Landlord shall replace lamps, starters and ballasts for Building standard lighting fixtures within the Premises. In addition, Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

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          6.1.4  Landlord shall provide city-water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.5  Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Project.

          6.1.6  Landlord shall provide nonexclusive automatic passenger elevator service at all times.

          6.1.7  Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

        6.2    Overstandard Tenant Use.    Tenant shall not, without Landlord§ prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the need for water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If Tenant uses water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, within ten (10) days after billing and as additional rent, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear end tear on existing equipment , caused by such excess consumption; and Landlord may install devices to separately meter any increased use, and in such event Tenant shall pay, as additional rent, the increased cost directly to Landlord, within ten (10) days after demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, (i) Tenant shall give Landlord at least twenty-four (24) hours prior written notice or such other notice as Landlord shall from time to time establish as appropriate (which other notice is anticipated to be accomplished through telephonic dial-up and/or access via computer codes), of Tenant's desired use, (ii) Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish, such hourly cost shall be equal to (A) the actual cost incurred by Landlord to supply such after-hours HVAC on an hourly basis (but based on a [***] hour minimum provision of such after-hours HVAC), (B) increased wear and tear and depreciation of equipment to provide such after-hours HVAC, and (C) maintenance costs, and (iii) Tenant shall pay such cost within ten (10) days after billing, as Additional Rent.

        6.3    Interruption of Use.    Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Real Property after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

        6.4    Additional Services.    Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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provided that Tenant shall pay to Landlord upon billing, the sum of all coats to Landlord of such additional services plus an administration fee. Charges for any utilities or service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

        6.5    Abatement of Rent When Tenant Is Prevented From Using Premises.    In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days (the "Eligibility Period") as a result of (i) any repair, maintenance or alteration performed by Landlord after the Lease Commencement Date and required to be performed by Landlord under this Lease or permitted pursuant to Section 24.30 below, or (ii) any failure by Landlord to provide to the Premises any of the essential utilities and services required to be provided in Sections 6.1.1 or 6.1.2 above, or (iii) any failure by Landlord to provide access to the Premises, then Tenant's obligation to pay Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be abated or reduced, as the case may be, from and after the first (1st) day following the Eligibility Period and continuing until such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises; provided, however, that Tenant shall only be entitled to such abatement of rent if the matter described in clauses (i), (ii) or (iii) of this sentence is caused by Landlord's gross negligence or willful misconduct. To the extent Tenant shall be entitled to abatement of rent because of a damage or destruction pursuant to Article 11 or a taking pursuant to Article 12, then the Eligibility Period shall not be applicable.

ARTICLE 7

REPAIRS

        7.1    Tenant's Repairs.    Subject to Landlord's repair obligations in Sections 7.2 and 11.1 below, Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same.

        7.2    Landlord's Repairs.    Anything contained in Section 7.1 above to the contrary notwithstanding, and subject to Articles 11 and 12 of this Lease, Landlord shall repair and maintain (i) the structural portions of the Building and Premises, (ii) the Base, Shell and Core improvements of the Building and the basic plumbing, heating, ventilating, air conditioning and electrical systems serving the Building and not located in the Premises, and (iii) the common areas of the Building and the Real Property; provided, however, if such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance. Except as otherwise provided in Section 6.5 above, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Real Property, Building or the Premises or in or to fixtures, appurtenances and equipment therein; provided, however, that Landlord agrees to use commercially reasonable efforts to cause such repairs, alterations and improvements to be performed so as not to materially and adversely interfere with Tenant's normal business functions within the

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Premises. Tenant hereby waives and releases its right o make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATION$

        8.1    Landlord's Consent to Alterations.    Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord; provided, however, Landlord may withhold its consent in its sole and absolute discretion with respect to any Alterations which may affect the structural components of the Building or the Systems and Equipment or winch can be seen from outside the Premises. Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of [***] percent ([***]%) of the cost of the Alterations. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

        8.2    Manner of Construction.    Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord; provided, however, Landlord may impose such requirements as Landlord may determine, in its sole and absolute discretion, with respect to any work affecting the structural components of the Building or Systems and Equipment (including designating specific contractors to perform such work). Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Real Property is located, and in conformance with Landlord's construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or Real Property or the common areas for any other tenant of the Real Property, and as not to obstruct the business of Landlord or other tenants of the Real Property, or interfere with the labor force working at the Real Property. If Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Real Property is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the management office of the Real Property a reproducible copy of the "as built" drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        8.3    Landlord's Property.    All Alterations, improvements and/or fixtures (excluding, subject to the terms of the Tenant Work Letter, Tenant's trade fixtures, movable furniture and personal property) which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of landlord. Furthermore, Landlord may require that Tenant remove any improvement or Alteration upon the expiration or early termination of the Lease Term, and repair any damage to the Premises and Building caused by such removal. If tenant falls to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.

ARTICLE 9

COVENANT AGAINST LIENS,

        Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed on or before the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

        10.1    Indemnification and Waiver.    Tenant hereby assumes all risk of damage to property and injury to person, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability, including without limitation court costs and reasonable attorneys' fees (collectively, "Claims") incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, the Building and Real Property. Notwithstanding anything in this Section 10.1 to the contrary, the foregoing assumption of risk, release and indemnity shall not apply to any Claims to the extent resulting from the negligence or willful misconduct of Landlord or the Landlord Parties, and not insured (or required to be insured) by Tenant under this Lease (collectively, the "Excluded Claims"), and Landlord shall indemnify, protect, defend and hold harmless

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Tenant and Tenant's officers, agents and employees (collectively, "Tenant Parties") from and against any such Excluded Claims, but only to the extent Landlord's liability is not waived and released by Tenant pursuant to the terms of Section 10.4 of this Lease (provided, however, that Landlord's indemnity shall, in no event, extend to loss of profits, loss of business and other consequential damages incurred by Tenant or any Tenant Parties). Each party's agreement to indemnify the other pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by the indemnifying party pursuant to the provisions of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

        10.2    Tenant's Compliance with Landlord's Fire and Casualty Insurance.    Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant; at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

        10.3    Tenant's Insurance.    Tenant shall maintain the following coverages in the following amounts.

          10.3.1  Commercial General Liability Insurance covering the insured against claims of bodily injury, personal Injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, (and with owned and non-owned automobile liability coverage, and liquor liability coverage in the event alcoholic beverages are served on the Premises) for limits of liability not less than:

Bodily Injury and Property Damage Liability	$3,000,000 each occurrence $3,000,000 annual aggregate
Personal Injury Liability	$3,000,000 each occurrence $3,000,000 annual aggregate 0% Insured's participation

          10.3.2  Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on a "physical loss or damage" basis under a "special form" policy, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3  Workers' compensation insurance as required by law.

          10.3.4  Intentionally Omitted.

          10.3.5  Intentionally Omitted.

          10.3.6  The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall: (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under

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  Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Real Property is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord; and (vii) with respect to the insurance required in Sections 10.3.1 and 10.3.2 above, have deductible amounts not exceeding Five Thousand Dollars ($5,000.00). Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

        10.4    Subrogation.    Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

ARTICLE 11

DAMAGE AND DESTRUCTION

        11.1    Repair of Damage to Premises by Landlord.    Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building or Real Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the base, shell, and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Real Property, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the tenant improvements and alterations installed in the Premises and shall return such tenant improvements and alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and

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working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof, provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs during the time and to the extent the Premises are unfit for occupancy, for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

        11.2    Termination Rights.    Within sixty (60) days after Landlord becomes aware of such damage, Landlord shall notify Tenant in writing ("Landlord's Damage Notice") of the estimated time, in Landlord's reasonable judgment, required to substantially complete the repairs of such damage (the "Estimated Repair Period"). Notwithstanding the terms of Section 11.1 above, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building than be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot, in Landlord's opinion, as set forth in Landlord's Damage Notice, reasonably be completed within one hundred eighty (180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; provided, however, that (A) if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, (B) the damage constitutes a Tenant Damage Event (as defined below), and (C) the repair of such damage cannot, in the reasonable opinion of Landlord, as set forth in Landlord's Damage Notice, be completed within one hundred eighty (180) days after the date of the damage, then Tenant may elect to terminate this Lease by delivering written notice thereof to Landlord within ten (10) days after Tenant's receipt of Landlord's Damage Notice, which termination shall be effective as of the date of such termination notice thereof to Landlord. As used herein, a "Tenant Damage Event" shall mean damage to all or any part of the Premises or any common areas of the Building providing access to the Premises by fire or other casualty, which damage is not the result of the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, contractors or licensees, and which damage substantially interferes with Tenant's use of or access to the Premises and would entitle Tenant to an abatement of Rent pursuant to Section 11.1 above. In addition, in the event of a Tenant Damage Event, and if neither Landlord nor Tenant has elected to terminate this Lease as provided hereinabove, but Landlord fails to substantially complete the repair and restoration of such Tenant Damage Event within the Estimated Repair Period plus sixty (60) days plus the number of days of delay, if any, attributable to events of "Force Majeure," as that term is defined in Section 24.17 hereof (but in no event to exceed thirty (30) days of Force Majeure delays), plus the number of days of delay, if any, as are attributable to the acts or omissions of Tenant, then Tenant shall have an additional right to terminate this Lease by delivering written termination notice to Landlord within ten (10) days after the expiration of such period, which termination shall be effective as of the date of such termination notice. Further, in the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease and to the extent such destruction or damage constitutes a Tenant Damage Event and the repair of same is reasonable expected by Landlord to require more than sixty (60) days to complete, Tenant shall have the option to terminate this Lease, by giving written termination notice to the other party of the exercise of such option within thirty (30) days after the date of such damage or destruction. If either Landlord or Tenant exercises any of its options to terminate this Lease as provided hereinabove, (1) this Lease shall cease and terminate as of the date of

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such notice, (2) Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and (3) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of this Lease.

        11.3    Waiver of Statutory Provisions.    The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Real Property is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

ARTICLE 12

CONDEMNATION

        12.1    Permanent Taking.    If the whole or any part of the Premises, Building or Real Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Real Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure

        12.2    Temporary Taking.    Notwithstanding anything to the contrary contained in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and Tenant's Share of Operating Expenses, Tax Expenses and Utilities Costs shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

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 ARTICLE 13

COVENANT OF QUIET ENJOYMENT

        Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

        14.1    Transfers.    Tenant shall not, without the prior written consent of Landlord (which shall not be unreasonably withheld, conditioned or delayed), assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) if available, current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, within thirty, (30) days after written request by Landlord, Tenant shall reimburse Landlord for any actual, documented and reasonable legal fees incurred by Landlord in connection with Tenant's proposed Transfer (not to exceed [***]).

        14.2    Landlord's Consent.    Landlord shall not unreasonably withhold, condition or delay its content to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent;

          14.2.1  The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or Real Property;

          14.2.2  The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.3  The Transferee is either a governmental agency or instrumentality thereof;

          14.2.4  The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

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          14.2.5  The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities imposed by the Transfer on the date consent is requested;

          14.2.6  The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Real Property a right to cancel its lease;

          14.2.7  The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

          14.2.8  Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the twelve (12)-month period immediately preceding the Transfer Notice.

        If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease).

        14.3    Transfer Premium.    If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord [***] percent of ([***]%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any reasonable changes, alterations and improvements to the Premises in connection with the Transfer (but only to the extent approved by Landlord), and (ii) any reasonable brokerage commissions in connection with the Transfer (collectively, the "Subleasing Costs"). "Transfer Premium" shall also Include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

        14.4    Landlord's Option as to Subject Space.    Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates an assignment or subletting of all or a portion of the Premises, Tenant shall give Landlord notice (the "Intention to Transfer Notice") of such contemplated assignment or subletting (whether or not the terms of the contemplated assignment or subletting have been determined). The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to assign or sublet (the "Contemplated Transfer Space"), the contemplated date of commencement of the contemplated assignment or subletting (the "Contemplated Effective Date"), and the contemplated length of the term of such contemplated subletting or assignment, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the term ad forth in the Intention to Transfer Notice. Thereafter,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Landlord shall have the option, by giving written notice to Tenant within twenty (20) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture notice shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date until the last day of the term of the contemplated assignment or subletting as set forth in the Intention to Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of six (6) months (the "Six Month Period") commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any assignment or subletting made during the Six Month Period, provided that any such assignment or subletting is substantially on the terms set forth in the Intention to Transfer Notice, and provided further that any such assignment or subletting shall be subject to the remaining terms of this Article 14. If such an assignment or subletting is not so consummated within the Six Month Period, (or if an assignment or subletting is so consummated, then upon the expiration of the term of any assignment or subletting of such Contemplated Transfer Space consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated assignment or subletting, as provided above in this Section 14.4.

        14.5    Effect of Transfer.    If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the transfer in form reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right, at Landlord 's expense, to male copies thereof. If the Transfer Premium respecting any Transfer shall be found understated by more than five percent (5%) of the actual Transfer Premium as determined pursuant to the audit, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit.

        14.6    Additional Transfers.    Except as otherwise provided in Section 14.7 below, for purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

        14.7    Affiliated Companies/Restructuring of Business Organization.    The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary, of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into

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which Tenant is merged or consolidated (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to as "Affiliates") shall not be deemed a Transfer under this Article 14 (and shall not entitle Landlord to exercise its recapture right pursuant to Section 14.4 above), provided that:

          14.7.1  Any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 14;

          14.7.2  Tenant gives Landlord prior written notice of any such assignment or sublease to an Affiliate;

          14.7.3  Any such Affiliate that is an assignee of Tenant's entire interest in this Lease has, as of the effective date of any such assignment, a tangible net worth and net income, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations imposed by the assignment;

          14.7.4  Any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the affective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

          14.7.5  Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease.

ARTICLE 15

SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES

        15.1    Surrender of Premises.    No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

        15.2    Removal of Tenant Property by Tenant.    Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish , and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

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 ARTICLE 16

HOLDING OVER

        If Tenant holds over afar the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to [***] percent ([***]%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom. Notwithstanding anything set forth in this Article 16 to the contrary, Tenant shall have the one-time right to extend the initial Lease Term for a period of up to three (3) months thereafter ("Temporary Extension Term") by delivering written notice of the exercise of such right at least three (3) months prior to the expiration of the initial Lease Term, which notice shall specify the period of the Temporary Extension Term Tenant shall select (which period shall be not less than one (1) month nor more than three (3) months), and provided that all of the following conditions are satisfied: (i) Tenant shall not have exercised its renewal right under the Extension Option Rider, (ii) at Landlord's option, in addition to all remedies available to Landlord under this Lease, at law or in equity, Tenant is not in default under this Lease (after expiration of any applicable notice and cure period) as of the date Tenant delivers such notice to Landlord or the commencement of the Temporary Extension Term; and (iii) such renewal right is personal to the Original Tenant and any assignee that is an Affiliate of the Original Tenant's entire interest in this Lease pursuant to Section 14.7 of this Lease, and may only be exercised by the Original Tenant or such Affiliate assignee, as the case may be (and not by any other assignee, sublessee or other transferee of Original Tenant's interest in this Lease). If Tenant timely exercises such renewal right, all of the terms and conditions of this Lease shall apply during the Temporary Extension Term, provided, however, that (i) the monthly Base Rent payable by Tenant during the Temporary Extension Term shall be equal to [***] percent ([***]%) of monthly Base Rent applicable during the last rental period of the Lease Term, and (ii) Tenant shall reimburse to Landlord all actual, documented and reasonable legal fees and costs incurred in connection with the documentation of such Temporary Extension Term.

ARTICLE 17

ESTOPPEL CERTIFICATES

        Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be in the form as may be required by any prospective mortgagee or purchaser of the Real Property (or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. Failure by Tenant to so deliver such estoppel certificate shall be a material default of the provisions of this Lease. In addition,

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, including attorneys' fees, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such estoppel certificate.

ARTICLE 18

SUBORDINATION

        18.1    Subordination.    This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor and/or if required to do so pursuant to any SNDA executed by the Current Lender as defined in and pursuant to Section 18.2 below, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

        18.2    Existing Agreement.    Tenant hereby acknowledges that as of the date of execution of this Lease, there is a deed of trust encumbering the Real Property in favor of Corus Bank, N.A. (the "Current Lender"). Concurrently with Tenant's execution of this Lease, Tenant shall sign, notarize and deliver to Landlord a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit E attached hereto (the "SNDA"). Landlord shall endeavor to cause the Current Lender to execute, notarize and deliver to Tenant the SNDA, but Landlord shall not be in default under this Lease and shall have no liability to Tenant whatsoever if Landlord is unable to obtain and deliver to Tenant the SNDA executed by the Current Lender.

ARTICLE 19

TENANT'S DEFAULTS; LANDLORD'S REMEDIES

        19.1    Events of Default by Tenant.    All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1  Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due where such failure continues for five (5) calendar days after written notice thereof by Landlord to Tenant; provided, however, that any such notice shall be in addition to, and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

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          19.1.2  Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

        19.2    Landlord's Remedies Upon Default.    Upon the occurrence of any such default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1  Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

              (i)  The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

            (ii)   The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iii)  The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iv)  Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises of any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

            (v)   At Landlords election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

  The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease , whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 of this Lease. As used in Section 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2  Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if landlord does not elect to terminate this Lease on account of any default by

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  Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease , including the right to recover all rent as it becomes due.

          19.2.3  Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Promises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall trot be deemed a waiver of Landlord 's rights and remedies as a result of Tenants failure to perform and shall not release Tenant from any of its obligations under this Lease.

        19.3    Payment by Tenant.    Tenant shall pay to Landlord , within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

        19.4    Sublessees of Tenant.    Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

        19.5    Waiver of Default.    No waiver by Landlord of any violation or breach by Tenant of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by Tenant of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon a default by Tenant shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

        19.6    Efforts to Relet.    For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

        19.7    Landlord Default.    Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within ten (10) business days of written notice from Tenant that the same was not paid when due, or (ii) in the event a failure by Landlord is other than the obligation to pay money, Landlord fails to perform such obligation within thirty (30) days after

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the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall promptly and diligently commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity, but in no event shall Landlord be liable to Tenant for any lost profits or other consequential damages as a result of such default.

ARTICLE 20

INTENTIONALLY OMITTED

ARTICLE 21

COMPLIANCE WITH LAW

        Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any Laws now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply and promptly cause the Premises to comply with all such applicable Laws, including, without limitation, the making of any improvements and alterations to the Premises (including those considered to be capital improvements) and time Laws pertaining to Hazardous Materials; provided, however, that the making of structural changes to the Building or to the Premises, or changes to the common areas of the Building or Real Property which are not necessitated by any improvements and Alterations to the Premises installed by or on behalf of Tenant, by any specific act or negligence of Tenant or Tenant's agents, employees, licensees or invitees, and/or by Tenant's specific manner of use of the Premises, shall be performed by Landlord and the cost thereof shall be included in Operating Expenses except to the extent specifically excluded in Section 4.2.4 of this Lease. In addition, Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Real Property.

ARTICLE 22

ENTRY BY LANDLORD

        Landlord reserves the right at all reasonable tithes and upon reasonable notice to Tenant to enter the Premises to: (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) to post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise reasonably desire or deem necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time, without notice to Tenant, in emergency situations and/or to perform janitorial of other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to enter without notice and use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be it forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

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 ARTICLE 23

TENANT PARKING

        Tenant shall have the right, but not the obligation, to rent throughout the Lease Term the number of reserved and unreserved parking passes set forth in Section 11 of the Summary, located in those portions of the Parking Facilities as may be designated by Landlord from time to time; provided, however, that six (6) of Tenant's reserved parking passes within the allotment set forth in Section 11 of the Summary shall be located directly in front of the main entrance to the Premises (with the exact location to be designated by Landlord). The cost to designate Tenant's reserved parking passes shall be at Tenant's sole cost and expense. Tenant shall pay to Landlord for the use of such parking passes, on a monthly basis, the prevailing rate charged from time to time by landlord or Landlord's parking operator for parking passes in the Parking Facilities where such parking passes are located. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Facilities and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. In addition, Landlord may assign any parking spaces and/or make all or a portion of such spaces reserved or institute an attendant-assisted tandem parking program and/or valet parking program if Landlord determines in its sole discretion that such is necessary or desirable for orderly and efficient parking. Landlord specifically reserves the right, from time to time, to change the size, configuration, design, layout, location and all other aspects of the Parking Facilities, and Tenant acknowledges and agrees that Landlord, from time to time, may, without incurring any liability to Tenant and without any abatement of Rent under this Lease temporarily close-off or restrict access to the Parking Facilities, or temporarily relocate Tenant's parking spaces to other parking structures and/or surface parking areas within a reasonable distance from the Parking Facilities, for purposes of permitting or facilitating any such construction, alteration or improvements or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Real Property. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to Landlord. The parting rates charged by Landlord for Tenant's parking passes shall be exclusive of any parking tax or other charges imposed by governmental authorities in connection with the use of such parking, which taxes and/or charges shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges within ten (10) days after Tenant's receipt of the invoice from Landlord. The parking passes provided to Tenant pursuant to this Article 23 are provided solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.

ARTICLE 24

MISCELLANEOUS PROVISIONS

        24.1    Terms; Captions.    The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

        24.2    Binding Effect.    Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

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        24.3    No Waiver.    No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

        24.4    Modification of Lease.    Should any current or prospective mortgagee or ground lessor for the Real Property require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to landlord within ten (10) days following the request therefor.

        24.5    Transfer of Landlord's Interest.    Tenant acknowledges, that Landlord has the right to transfer all or any portion of its interest in the Real Property, the Building and/or in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall, upon the transferee's assumption of Landlord's obligations under this Lease, automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that web an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to landlord for the performance of its obligations hereunder.

        24.6    Prohibition Against Recording.    Except as provided in Section 24.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

        24.7    Landlord Title; Air Rights.    Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

        24.8    Tenant's Signs.

          24.8.1    Interior Signs.    Tenant shall be entitled, at its sole cost and expense, to (i) one (1) identification sign on or near the entry doors of the Premises, and (ii) for multi-tenant floors, one (1) identification or directional sign, as designated by Landlord, in the elevator lobby on the floor on which the Premises are located. Such signs shall be installed by a signage contractor designated by Landlord. The location, quality, design, style, lighting and size of such signs shall be consistent with the Landlord's Building standard signage program and shall be subject to

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  Landlord's prior written approval, in its reasonable discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible , at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal. Except for such identification signs and Tenant's Name Sign described below, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Landlord agrees, at Tenant's sole cost and expense, to use good-faith efforts to assist Tenant in seeking to obtain approval from the City of San Diego for Tenant's installation of an "eyebrow" sign above the main entrance to the Premises; provided, however, that in no event shall Tenant's inability to obtain any such eyebrow sign subject Landlord to any liability nor shall such inability affect the validity of this Lease nor the obligations of Tenant hereunder. In the event Tenant obtains the right to install such eyebrow sign, then the terms and conditions set forth below pertaining to Tenant's name sign shall apply to Tenant's eyebrow sign, (including, but not limited to, Landlord's right to approve the specifications of such sign, and Tenant's obligations regarding the installation and removal of such eyebrow sign). Except as otherwise provided herein, any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole and absolute discretion.

          24.8.2    Monument Sign.    Subject to the approval of all applicable governmental and quasi-governmental entities, and subject to all applicable governmental and quasi -governmental laws, rules, regulations and codes, Landlord hereby grants Tenant the non-exclusive right to have one (1) identification sign ("Tenant's Name Sign") containing the name [***] on both sides of the Building 's monument sign (the "Monument Sign") perpendicular to Evening Creek Dive. The location, design, size, specifications, graphics, materials, manner of affixing, colors and lighting (if applicable) of Tenant's Name Sign shall be (i) consistent with the project signage criteria attached hereto as Exhibit H and otherwise consistent with other signs to be placed on this Monument Sign and the quality and appearance of the Real Property and (ii) subject to the approval of all applicable governmental authorities, (iii) subject to the approval of all other entities and associations that have approval rights to such Monument Sign, and (iv) subject to Landlord's reasonable approval. Landlord shall install Tenant's Name Sign at [***] cost; provided, however, that Tenant shall pay to Landlord, within thirty (30) days after demand, from time to time, all other costs attributable to the fabrication, installation, insurance, lighting (if applicable), maintenance and repair of Tenant's Name Sign on the Monument Sign. The signage right granted to Tenant under this Section 24.8.2 is personal to the Original Tenant and any Affiliate of Original Tenant to which Original Tenant's entire interest in this Lease has been assigned pursuant to Section 14.7 of this Lease and may not be exercised or used by or assigned to any other person or entity. In addition, Original Tenant (or such Affiliate assignee, as the case may be) shall no longer have any right to Tenant's Name Sign on the Monument Sign if at any time during the Lease Term the Original Tenant (or such Affiliate assignee, as the case may be) does not lease and occupy the entire Premises. Upon the expiration or sooner termination of this Lease, or upon the earlier termination of Tenant's signage right under this Section 24.8.2, Landlord shall have the right to permanently remove Tenant's Name Sign from the Monument Sign and to repair all damage to the Monument Sign resulting from such removal and restore the affected area to its original condition existing prior to the installation of Tenant's Name Sign, and Tenant shall reimburse Landlord for the costs thereof.

        24.9    Relationship of Parties.    Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent not any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        24.10    Application of Payments.    Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

        24.11    Time of Essence.    Time is of the essence of this Lease and each of its provisions.

        24.12    Partial Invalidity.    If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

        24.13    No Warranty.    In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

        24.14    Landlord Exculpation.    It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Real Property, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

        24.15    Entire Agreement.    It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements; brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

        24.16    Right to Lease.    Landlord reserves the absolute right to effect such other tenancies in the Buildings, Adjacent Building (if and when constructed) and/or in any other building and/or any other portion of the Real Property as Landlord in the exercise of its sole (but good faith) business judgment shall determine to best promote the interests of the Real Property. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Real Property.

        24.17    Force Majeure.    Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (including, but not limited to, delays encountered by Landlord

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affecting the design and construction of the Tenant improvements because of delays due to excess time in obtaining governmental permits or approvals beyond the time normally required to obtain such permits or approvals for similar space as the Premises as of the date hereof, similarly improved, in comparable office buildings in the Central San Diego County area), except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except with respect to Tenant's obligations under the Tenant Work Letter (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

        24.18    Waiver of Redemption by Tenant.    Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenants right of occupancy of the Promises after any termination of this Lease.

        24.19    Notices.    All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 24.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee of ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenants exercising any remedy available to Tenant.

        24.20    Joint and Several.    If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

        24.21    Authority.    If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Real Property is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

        24.22    Jury Trial Attorneys' Fees.    IF EITHER PARTY COMMENCES LITIGATION AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation concerning or arising out of this Lease, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred in such litigation (including all appeals or petitions therefrom), including any and all costs incurred in enforcing, perfecting and executing such judgment. As used herein, attorneys' fees shall mean the fees and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

        24.23    Governing Law.    This Lease shall be construed and enforced in accordance with the laws of the state in which the Real Property is located.

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        24.24    Subordination of Lease.    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        24.25    Brokers.    Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and bold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers.

        24.26    Independent Covenants.    This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

        24.27    Building Name and Signage.    Landlord shall have the right at any time to change the name(s) of the Buildings and Real Property and to install, affix and maintain any and all signs on the exterior and on the interior of the Buildings and any portion of the Real Property as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the names of the Buildings or Real Property or use pictures or illustrations of the Buildings or Real Property in advertising or other publicity, without the prior written consent of Landlord.

        24.28    Building Directory.    At Tenant's cost, Landlord shall include Tenants name and location in the Building on one (1) line on the Building directory.

        24.29    Intentionally Omitted.

        24.30    Landlord's Construction.    It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Buildings, Real Property, or any part thereof and that no representations or warranties respecting the condition of the Premises, the Buildings or the Real Property have been made by Landlord to Tenant, except as specifically set forth in this Lease. Tenant acknowledges that prior to and during the Lease Term, Landlord (and/or any common area association) will be completing construction and/or demolition work pertaining to various portions of the Buildings, Premises, and/or Real Property, including without limitation the Parking Facilities, landscaping and tenant improvements for premises for other tenants and, at Landlord 's sole election, such other buildings (including the Adjacent Building), parking facilities, improvements, landscaping and other facilities within or as part of the Project as Landlord (and/or such common area association) shall from time to time desire (collectively, the "Construction"). In connection with such Construction, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building and/or Real Property, which work may create noise, dust or leave debris in the Building and/or Real Property. Tenant hereby agrees that such Construction and Landlord 's commercially reasonable actions in connection with such Construction shall in no way constitute a constructive eviction of Tenant nor

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entitle Tenant to any abatement of Rent (except as provided in Section 6.5 above). Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising front such Construction, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from such Construction or Landlord's actions in connection with such Construction, or for any inconvenience or annoyance occasioned by such Construction or Landlord's actions in connection with such Construction; provided, however, Landlord agrees to perform such Construction so as to minimize any material and adverse interference with Tenant's permitted use of the Premises.

        24.31    Intentionally Omitted

        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        [***]

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        [***]

        24.33    Consent and Approvals.    Except for (i) matters for which there is a standard of consent or discretion specifically set forth in this Lease, (ii) matters which could have an adverse effect on the Building's structure or the Building's Systems and Equipment, or which could affect the exterior appearance of the Building, the Real Property or any common areas, or (iii) matters covered by Article 19 of this Lease (collectively, the "Excepted Matters"), any time the consent of Landlord or Tenant is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed, and, except with regard to the Excepted Matters, whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make an allocation or their determination, Landlord and Tenant shall act reasonably and in good faith. With respect to the Excepted Matters, Landlord shall be entitled to grant its consent or exercise its discretion in its sole and absolute discretion, but shall act in good faith.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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        IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

"Landlord":
[***]
By:	[***]
By:

Name:

Its:

"Tenant":
[***]
By:

	Name:	[***]
	Its:	[***]
By:

Name:

Its:

*** If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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 SUBLEASE

        This Sublease is made of the 31st day of October, 2007 by and between [***] (hereinafter referred to as "Sublandlord") and BRIDGEPOINT EDUCATION, INC. (hereinafter referred to as "Subtenant") with regard to the following.

RECITALS

        A.    Sublandlord is the tenant under that certain Lease with Kilroy Realty, L.P., a Delaware limited partnership ("Landlord") landlord dated as of July 2004 and related amendments (collectively the "Master Lease", a copy of which is attached hereto as Exhibit A and by this reference made a part hereof) concerning certain premises (the "Premises") located at 13500 Evening Creek Drive North, Suite 160 and 120, San Diego, California 92128.

        B.    Subtenant desires to sublease from Sublandlord a portion of the Premises known as Suite 160 comprising approximately 9,849 rentable square feet (the "Sublease Premises"), and Sublandlord has agreed to sublease the Sublease Premises to Subtenant, upon the terms, covenants and conditions herein set forth.

AGREEMENT

        In consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

        1.    Sublease.    Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and takes from Sublandlord the Sublease Premises including the non-exclusive right to use the common areas as described in the Master Lease.

        2.    Term.    The term of this Sublease shall commence December 1, 2007 subject to receipt of Landlord's consent hereto and delivery of possession of the Sublease Premises to Subtenant and execution of this Sublease and Sublandlord's receipt of the first month's rent and security deposit (the "Commencement Date"), and shall terminate on October 31, 2009.

Notwithstanding the foregoing, provided Landlord's consent is executed and received the Subtenant may have access to the Subleased Premises on November 15, 2007 solely for the purposes of moving into and furnishing the Sublease Premises and such access shall be governed by the terms of this Sublease with the exception of base rent charges.

        3.    Rent.    Subtenant shall pay as base rent commencing on January 1, 2008 ("Rent Commencement"). Subtenant shall pay monthly base rent as follows:

January 1, 2008 – November 30, 2008:	$	[***]
December 1, 2008 – October 31, 2009:	$	[***]

        Notwithstanding the foregoing, Subtenant shall also be responsible for the cost of electricity provided to the Sublease Premises. In the event that the term of this Sublease shall begin or end on a date that is not the first day of a month, base rent shall be prorated as of such date. Concurrent with Subtenant's execution of this Sublease, Subtenant shall deliver to Sublandlord the first full month's base rent in the amount of $[***] and a security deposit in the amount of $[***] (the "Security Deposit").

        If Subtenant defaults with respect to any covenant or condition of the Sublease, including but not limited to the payment of base rent or any other payment due under this Sublease or the Lease, Sublandlord may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum that may be required or deemed necessary by Sublandlord to spend or incur by reason of Subtenant's default. In such event Subtenant shall, upon demand, deposit with Sublandlord the

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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amount necessary to replenish the Security Deposit. If Subtenant shall have fully complied with all of the covenants and conditions of this Sublease, the Security Deposit shall be repaid to Subtenant within thirty (30) days after the expiration or sooner termination of this Sublease. Sublandlord shall not be required to keep the Security Deposit in a separate account, but may commingle the Security Deposit with other funds of Sublandlord. Subtenant shall not be entitled to receive any interest on the Security Deposit.

        4.    Use.    Subtenant covenants and agrees to use the Sublease Premises for purposes of providing general office use and for no other purpose, and otherwise in accordance with the terms and conditions of the Master Lease and this Sublease.

        5.    Master Lease.    As applied to this Sublease the words "Landlord" and "Tenant" as used in the Master Lease shall be deemed to refer to Sublandlord and Subtenant hereunder, respectively. Subtenant and this Sublease shall be subject in all respects to the terms of, and the rights of the Landlord under, the Master Lease. Except as otherwise expressly provided herein, the covenants, agreements, terms, provisions and conditions of the Master Lease insofar as they relate to the Sublease Premises and insofar as they are not inconsistent with the terms of this Sublease are made a part of and incorporated into this Sublease as if recited herein in full, and the rights and obligations of the Landlord and the Tenant under the Master Lease shall be deemed the rights and obligations of Sublandlord and Subtenant respectively hereunder and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively. As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease, the terms of this Sublease shall control. Subtenant agrees that whenever the Master Lease imposes any duties or obligations upon Tenant, including, but not limited, obligations to provide insurance coverages and evidence thereof, and to indemnify, defend and hold Landlord harmless from any claims arising from the use or occupancy of the Sublease Premises, Subtenant shall be jointly and severally bound with Tenant on such obligation to Landlord where any such obligations arise out of Subtenant's use or occupancy of the Sublease Premises.

        6.    Insurance and Indemnities.    All insurance and indemnity obligations of Tenant under the Master Lease shall apply to Subtenant hereunder; except, however, in addition to the requirements set forth in the Master Lease regarding the same, (i) each insurance policy to be carried by "Tenant" thereunder and requiring "Landlord" to be named as an additional insured, shall be modified such that Landlord and Sublandlord shall be named as additional insureds; and (ii) each and every indemnity pro vision under the Lease in favor of "Landlord" shall be deemed to run in favor of "Landlord" and Sublandlord. Notwithstanding anything to the contrary within this Sublease or the Master Lease, the insurance required to be carried hereunder shall not be subject to any deductible greater than $5,000.00 without the consent of Sublandlord and any such carriers shall be acceptable to the Sublandlord.

        7.    Landlord's Performance Under Master Lease.

          7.1   Subtenant acknowledges that Sublandlord is not in a position to render any of the services or to perform any of the repair, replacement, insurance and similar obligations required of Sublandlord by the terms of the Master Lease, as incorporated into this Sublease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of such obligations hereunder are conditional upon due performance by the Landlord of its corresponding obligations under the Master Lease and Sublandlord shall not be liable to Subtenant for any default of the Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of the Landlord's failure or refusal to comply with any of the provisions of the Master Lease unless such failure or refusal is a result of Sublandlord's act or failure to act. This Sublease shall remain in full force and effect notwithstanding the Landlord's failure or refusal to comply with any such provisions of the Master Lease and Subtenant shall pay the base rent and Additional Rent and all other charges provided for herein without any abatement, deduction or set off whatsoever. Subtenant covenants and

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  warrants that it shall be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Lease, except as modified herein. Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the Tenant thereunder.

          7.2   Whenever the consent of Landlord shall be required by, or Landlord shall fail to perform its obligations under, the Master Lease, Sublandlord agrees to use commercially reasonable efforts to obtain, at Subtenant's sole cost and expense, such consent and/or performance on behalf of Subtenant.

          7.3   Sublandlord represents and warrants to Subtenant that the Master Lease is in full force and effect, all obligations of both Landlord and Sublandlord thereunder have been satisfied, and Sublandlord has neither given nor received a notice of default pursuant to the Master Lease and there exists no event which, with the giving of notice or passage of time, would constitute a default.

          7.4   Sublandlord covenants: (i) not to voluntarily terminate the Master Lease, (ii) not to modify or waive any provision under the Master Lease or make any elections, exercise any rights or give any consent or approval under the Master Lease, in any such case as to adversely affect Subtenant's rights hereunder, and (iii) to take all actions reasonably necessary to preserve the Master Lease.

        8.    Variations from Master Lease.    The following covenants, agreements, terms, provisions and conditions of the Master Lease are hereby modified or excluded herefrom:

          8.1   Notwithstanding anything to the contrary set forth in the Master Lease, the term of this Sublease, the rent payable under this Sublease and the amount of the Security Deposit, if any, required of Subtenant shall be as set forth in Sections 2 and 3 above.

          8.2   Except for TruSite Real Estate Services (as Sublandlord's Broker of Record) and Grubb & Ellis (as Subtenant's broker), the parties hereto represent and warrant to each other that neither party dealt with any broker or finder in connection with the consummation of this Sublease and each party agrees to indemnify, hold and save the other party harmless from and against any and all claims for brokerage commissions or finder's fees arising out of either of their acts in connection with this Sublease. The provisions of this Section 8.2 shall survive the expiration or earlier to termination of this Sublease.

          8.3   Any notice which may or shall be given by either party hereunder shall be either delivered personally or sent by certified mail, return receipt requested, or sent by a nationally recognized courier service, addressed to Subtenant at the Sublease: Premises, or to Sublandlord at [***], or to such other address as may have been designated in a notice given in accordance with the provisions of this Section 8.3.

          8.4   All amounts payable hereunder by Subtenant shall be payable to Sublandlord.

          8.5   Sublandlord shall deliver the Sublease Premises to Subtenant their current "as is" condition. Sublandlord shall not provide any construction allowance to Subtenant. No improvements or alterations shall be made to the Sublease Premises by Subtenant without the prior written approval of Sublandlord, which consent shall not be unreasonably withheld, and without the prior written approval of Landlord pursuant to the terms of the Master Lease. In the event that Subtenant fails to commence paying base rent hereunder on the Commencement Date, then, in addition to all other remedies available to Sublandlord, Sublandlord may, at Sublandlord's option, require Subtenant to remove all improvements and alterations made by Subtenant and

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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  restore the Sublease Premises to their prior condition. Upon the termination of this Sublease Subtenant shall, if requested by Sublandlord, at Subtenant's expense, remove all improvements and alterations made to the Sublease Premises by Subtenant and restore the Sublease Premises to. their condition upon delivery of the Sublease Premises to Subtenant by Sublandlord.

          8.6   Whenever a specific period of time is set forth the Master Lease in which "Tenant" must fulfill any obligation thereunder, Subtenant shall fulfill such obligation at least five (5) days prior to the end of the maximum time period provided for in the Master Lease; provided, however, that in no event shall any period be shortened to less than 3 days.

          8.7   Notwithstanding anything else contained herein, Subtenant shall have no right to exercise any options contained in the Master Lease.

          8.8   Subtenant shall be deemed in default of this Sublease should Subtenant fail to perform any of its obligations under this Sublease within fifteen (15) days written notice for any non-monetary default, or within three (3) days written notice for any monetary default. Upon any such default, Sublandlord may, without notice or due process, terminate this Sublease, reoccupy the Subleased Premises, and retain the Security deposit above without any liability to Subtenant or 3rd parties Subtenant shall hold harmless, indemnify and defend Sublandlord, and/or the Landlord.

          8.9    Parking:    Subtenant shall be provided parking spaces at a ratio of four (4) parking passes per each 1,000 rentable square feet of the Subleased Premise, totaling thirty-eight (38) spaces. Of these thirty-eight (38) spaces, thirty-six (36) spaces will be provided on an unreserved and non-exclusive basis while six (6) spaces will be reserved and identified to the terms of the Master Lease. Subtenant and Subtenant's agents, visitors and employees shall be subject to the underlying ground leases, the Master Lease, and any and all reasonable rules and regulations established by Sublandlord, and/or the Landlord.

          8.10    Fixtures and Furniture.    Subtenant shall also have the use of the Fixtures and Furniture ("FFE") described in Exhibit "C", which shall be delivered in an "as-is" and "where-is" condition. The FFE shall be returned to Sublandlord at the expiration or earlier termination of this Sublease in as good condition as existed at the Commencement Date, excepting reasonable wear and tear. Sublandlord shall have no obligation to repair or maintain the FFE, and Subtenant herein wholly and fully releases, indemnifies and holds harmless Sublandlord from any liability arising from the use or condition of the PTE.

        9.    Indemnity.    Subtenant hereby agrees to protect, defend, indemnify and hold Sublandlord harmless from and against any and all liabilities, claims, expenses, losses and damages, including, without limitation, reasonable attorneys' fees and disbursements, which may at any time be asserted against Sublandlord by (a) the Landlord for failure of Subtenant to perform any of the covenants, agreements, terms, provisions or conditions contained the Master Lease which by reason of the provisions of this Sublease Subtenant is obligated to perform, or (b) any person by reason of the negligence or willful misconduct of Subtenant or its agents, contractors, licensees or invitees, or a breach of Subtenant's obligations under this Sublease.

        10.    Cancellation of Master Lease.    In the event of the cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, Subtenant agrees to make full and complete attornment to the Landlord under the Master Lease for the balance of the term of this Sublease and upon the then executory terms hereof at the option of the Landlord at any time during Subtenant's occupancy of the Sublease Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to the Landlord and Subtenant. Subtenant agrees to execute and deliver such an agreement at any time within ten (10) business days after request of the Landlord, and Subtenant waives the provisions of any law now or hereafter effect which may give Subtenant any right

4

of election to terminate this Sublease or to surrender possession of the Sublease Premises in the event any proceeding is brought by the Landlord under the Master Lease to terminate the Master Lease.

        11.    Certificates.    Each party hereto shall at any time and from time to time as requested by the other party upon not less than ten (10) days prior written notice, execute, acknowledge and deliver to the other party, a statement in writing certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications, if any) certifying the dates to which rent and any other charges have been paid and stating whether or not, to the knowledge of the person signing the certificate, that the other party is not in default beyond any applicable grace period provided herein in performance of any of its obligations under this Sublease, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

        12.    Assignment and Subletting.    Subject to all of the rights of the Landlord under the Master Lease and the restrictions contained in the Master Lease, Subtenant shall not voluntarily or involuntarily assign this Sublease or sublet all or any portion of the Sublease Premises without the prior written consent of Sublandlord. In no event shall any such assignment or sublease by Subtenant release Subtenant from any obligation or liability hereunder. the event of any permitted assignment or sublease Subtenant shall pay to Sublandlord fifty percent (50%) of the excess, if any, of the amount of base rent payable to Subtenant pursuant thereto over the amount of base rent payable by Subtenant hereunder.

        13.    Waiver of Subrogation.    Notwithstanding anything to the contrary herein, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by "all risk" property insurance, without regard to the negligence or willful misconduct of the entity so released.

        14.    Sublandlord's Obligations.    Sublandlord shall fully perform all of its obligations under the Master Lease to the extent Subtenant has not expressly agreed to perform such obligations under this Sublease. Sublandlord, with respect to the obligations of Landlord under the Master Lease, shall use Sublandlord's good faith efforts to cause Landlord to perform such obligations for the benefit of Subtenant. Such good faith efforts shall include, without limitation: (a) upon Subtenant's written request, immediately notifying Landlord of its nonperformance under the Master Lease, and requesting that Landlord perform its obligations under the Master Lease; and (b) permitting Subtenant to commence a lawsuit or other action in Subtenant's name to obtain the performance required from Landlord under the Master Lease; provided, however, that if Subtenant commences a lawsuit or other action, Subtenant shall pay all costs and expenses incurred in connection therewith, including any costs, expenses or penalties assessed by Landlord to Sublandlord, and Subtenant shall indemnify Sublandlord against, and hold Sublandlord harmless from, all reasonable costs and expenses incurred by Sublandlord in connection therewith, including costs, expenses or penalties assessed by Landlord.

        15.    Authorization to Direct Sublease Payments.    Subtenant shall have the right to pay all rent and other sums owing by Subtenant to Sublandlord hereunder for those items which also are owed by Sublandlord to Landlord under the Master Lease directly to Landlord only upon receipt of a copy of a written demand for such payment by Subtenant made to Sublandlord by Landlord. Notwithstanding the foregoing, (i) Subtenant shall not prepay any amounts owing by Sublandlord without the consent of Sublandlord, (ii) Subtenant shall provide to Sublandlord concurrently with any payment to Landlord reasonable evidence of such payment, and (iii) if Sublandlord notifies Subtenant that it disputes any amount demanded by Landlord, Subtenant shall not make any such payment to Landlord unless Landlord has provided a notice to pay such amount or forfeit the Master Lease. Any sums paid directly by Subtenant to Landlord in accordance with this paragraph shall be credited toward the amounts payable by Subtenant to Sublandlord under this Sublease. In the event Subtenant tenders payment directly to Landlord in accordance with this paragraph and Landlord refuses to accept such payment,

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Subtenant shall have the right to deposit such funds in account with a national bank for the benefit of Landlord and Sublandlord, and the deposit of said funds in such account shall discharge Subtenant's obligation under this Sublease to make the payment in question.

        16.    Assignment of Rights.    Sublandlord hereby assigns to Subtenant all warranties given and indemnities made by Landlord to Sublandlord under the Master Lease which would reduce Subtenant's obligations hereunder, and shall cooperate with Subtenant to enforce all such warranties and indemnities.

        17.    Recordation.    Neither this Sublease nor a memorandum hereof shall be recorded without the prior written consent of Sublandlord.

        18.    Severability.    If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

        19.    Entire Agreement; Waiver.    This Sublease contains the entire agreement between the parties hereto and shall be binding upon and inure to the benefit of their respective heirs, representatives, successors and permitted assigns. Any agreement hereinafter made shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment hereof, in whole or in part, unless such agreement is in writing and signed by the parties hereto.

        20.    Negation of Partnership.    Nothing contained herein shall create between the parties hereto, or be relied upon by others as creating, any relationship of partnership, association, joint venture, or otherwise. The sole relationship of the parties hereto shall be that of Sublandlord and Subtenant.

        21.    Captions and Definitions.    Captions to the sections in this Sublease are included for convenience only and are not intended and shall not be deemed to modify or explain any of the terms of this Sublease. All capitalized terms not defined herein shall have the definitions set forth in the Master Lease.

        22.    Further Assurances.    The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver, in recordable form if necessary, such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

        23.    Governing Law.    This Sublease shall be governed by and in all respects construed in accordance with the internal laws of the state in which the Sublease Premises are located.

        24.    Attorneys' Fees.    Neither party commences litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall entitled to recover from the other party such costs and reasonable attorneys' fees may have been incurred.

        25.    Counterparts.    This Sublease may be executed in counterparts, each of which shall be fully effective and all of which together shall constitute one and the same instrument.

        26.    Consent of Landlord.    The validity of this Sublease shall be subject to Landlord's written consent hereto pursuant to the terms of the Master Lease.

        27.    Examination of Sublease.    Submission of this instrument for examination or signature does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until execution by Sublandlord and Subtenant and delivery to Sublandlord of a fully-executed copy.

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        IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

SUBLANDLORD:
[***]
By:	/s/ [***]
Its:
SUBTENANT:
BRIDGEPOINT EDUCATION, INC.
By:	/s/ ANDREW CLARK
Its:

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

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QuickLinks

  Exhibit 10.16
OFFICE LEASE KILROY REALTY KILROY SABRE SPRINGS
KILROY REALTY, L.P., a Delaware limited partnership, as Landlord, and BRIDGEPOINT EDUCATION, INC., a Delaware corporation, as Tenant.

INDEX
KILROY SABRE SPRINGS OFFICE LEASE
R E C I T A L S
SUMMARY OF BASIC LEASE INFORMATION
ARTICLE 1 PREMISES, BUILDING, PROJECT, AND COMMON AREAS
ARTICLE 2 LEASE TERM; OPTION TERM(S)
ARTICLE 3 BASE RENT; ABATEMENT OF RENT
ARTICLE 4 ADDITIONAL RENT
ARTICLE 5 USE OF PREMISES
ARTICLE 6 SERVICES AND UTILITIES
ARTICLE 7 REPAIRS
ARTICLE 8 ADDITIONS AND ALTERATIONS
ARTICLE 9 COVENANT AGAINST LIENS
ARTICLE 10 INSURANCE
ARTICLE 11 DAMAGE AND DESTRUCTION
ARTICLE 12 NONWAIVER
ARTICLE 13 CONDEMNATION
ARTICLE 14 ASSIGNMENT AND SUBLETTING
ARTICLE 15 SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES
ARTICLE 16 HOLDING OVER
ARTICLE 17 ESTOPPEL CERTIFICATES
ARTICLE 18 SUBORDINATION
ARTICLE 19 DEFAULTS; REMEDIES
ARTICLE 20 COVENANT OF QUIET ENJOYMENT
ARTICLE 21 LETTER OF CREDIT
ARTICLE 22
ARTICLE 23 SIGNS
ARTICLE 24 COMPLIANCE WITH LAW
ARTICLE 25 LATE CHARGES
ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT
ARTICLE 27 ENTRY BY LANDLORD
ARTICLE 28 TENANT PARKING
ARTICLE 29 MISCELLANEOUS PROVISIONS
[signature page to follow]
EXHIBIT A
KILROY SABRE SPRINGS
EXHIBIT B KILROY SABRE SPRINGS WORK LETTER AGREEMENT
SCHEDULE 1 TO EXHIBIT B BUILDING STANDARDS
EXHIBIT C KILROY SABRE SPRINGS NOTICE OF LEASE TERM DATES
EXHIBIT D
KILROY SABRE SPRINGS RULES AND REGULATIONS
EXHIBIT E
KILROY SABRE SPRINGS FORM OF TENANT'S ESTOPPEL CERTIFICATE
EXHIBIT F
KILROY SABRE SPRINGS
RECOGNITION OF COVENANTS, CONDITIONS, AND RESTRICTIONS
SIGNATURE PAGE OF RECOGNITION OF COVENANTS, CONDITIONS AND RESTRICTIONS
EXHIBIT G KILROY SABRE SPRINGS MARKET RENT DETERMINATION FACTORS
EXHIBIT H
KILROY SABRE SPRINGS FORM OF LETTER OF CREDIT
EXHIBIT I
EXHIBIT J
SHORT FORM OF MEMORANDUM OF LEASE
SHORT FORM OF MEMORANDUM OF LEASE
ACKNOWLEDGMENT
ACKNOWLEDGMENT
SCHEDULE 1 LEGAL DESCRIPTION
[***] OFFICE LEASE
[***] as Landlord, and [***] as Tenant

SUMMARY OF BASIC LEASE INFORMATION
OFFICE LEASE
ARTICLE 1 REAL PROPERTY, BUILDING AND PREMISES
ARTICLE 2 LEASE TERM; EARLY CANCELLATION RIGHT; OUTSIDE DATE
ARTICLE 3 BASE RENT
ARTICLE 4 ADDITIONAL RENT
ARTICLE 5 USE OF PREMISES
ARTICLE 6 SERVICES AND UTILITIES
ARTICLE 7 REPAIRS
ARTICLE 8 ADDITIONS AND ALTERATIONS
ARTICLE 9 COVENANT AGAINST LIENS
ARTICLE 10 INDEMNIFICATION AND INSURANCE
ARTICLE 11 DAMAGE AND DESTRUCTION
ARTICLE 12 CONDEMNATION
ARTICLE 13 COVENANT OF QUIET ENJOYMENT
ARTICLE 14 ASSIGNMENT AND SUBLETTING
ARTICLE 15 SURRENDER OWNERSHIP AND REMOVAL OF TRADE FIXTURES
ARTICLE 16 HOLDING OVER
ARTICLE 17 ESTOPPEL CERTIFICATES
ARTICLE 18 SUBORDINATION
ARTICLE 19 TENANTS DEFAULTS LANDLORDS REMEDIES
ARTICLE 20 INTENTIONALLY OMITTED
ARTICLE 21 COMPLIANCE WITH LAW
ARTICLE 22 ENTRY BY LANDLORD
ARTICLE 23 TENANT PARKING
ARTICLE 24 MISCELLANEOUS PROVISIONS
FIRST AMENDMENT TO OFFICE LEASE
RECITALS
AGREEMENT
AGREEMENT REGARDING ASSIGNMENT AND ASSUMPTION OF LEASE, LANDLORD CONSENT, RELEASE OF ASSIGNOR, AND AMENDMENT TO LEASE
RECITALS
AGREEMENT
EXHIBIT A FORM OF BILL OF SALE
EXHIBIT A-1 FURNITURE
[***] OFFICE LEASE
SUMMARY OF BASIC LEASE INFORMATION
OFFICE LEASE
ARTICLE 1 REAL PROPERTY, BUILDING AND PREMISES
ARTICLE 2 LEASE TERM
ARTICLE 3 BASE RENT
ARTICLE 4 ADDITIONAL RENT
ARTICLE 5 USE OF PREMISES
ARTICLE 6 SERVICES AND UTILITIES
ARTICLE 7 REPAIRS
ARTICLE 8 ARTICLES ADDITIONS AND ALTERATIONS
ARTICLE 9 COVENANT AGAINST LIENS
ARTICLE 10 INDEMNIFICATION AND INSURANCE
ARTICLE 11 DAMAGE AND DESTRUCTION
ARTICLE 12 CONDEMNATION
ARTICLE 13 COVENANT OF QUIET ENJOYMENT
ARTICLE 14 ASSIGNMENT AND SUBLETTING
ARTICLE 15 SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES
ARTICLE 16 HOLDING OVER
ARTICLE 17 ESTOPPEL CERTIFICATES
ARTICLE 18 SUBORDINATION
ARTICLE 19 TENANT'S DEFAULTS: LANDLORD'S REMEDIES
ARTICLE 24 MISCELLANEOUS PROVISIONS
SUBLEASE
W I T N E S S E T H
EXHIBIT A Subleased Premises
EXHIBIT B BILL OF SALE
EXHIBIT C Subtenant's Initial Improvements
BRIDGEPOINT EDUCATION 6TH FLOOR FLOOR PLAN
EXHIBIT D Overlease
[***] OFFICE LEASE [***] as Landlord, and [***] as Tenant

SUMMARY OF BASIC LEASE INFORMATION
OFFICE LEASE
ARTICLE 1 REAL PROPERTY, BUILDING AND PREMISES
ARTICLE 2 LEASE TERM: OUTSIDE DATE, EARLY CANCELLATION RIGHT
ARTICLE 3 BASE RENT
ARTICLE 4 ADDITIONAL RENT
ARTICLE 5 USE OF PREMISES
ARTICLE 6 SERVICES AND UTILITIES
ARTICLE 7 REPAIRS
ARTICLE 8 ADDITIONS AND ALTERATION$
ARTICLE 9 COVENANT AGAINST LIENS,
ARTICLE 10 INDEMNIFICATION AND INSURANCE
ARTICLE 11 DAMAGE AND DESTRUCTION
ARTICLE 12 CONDEMNATION
ARTICLE 13 COVENANT OF QUIET ENJOYMENT
ARTICLE 14 ASSIGNMENT AND SUBLETTING
ARTICLE 15 SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES
ARTICLE 16 HOLDING OVER
ARTICLE 17 ESTOPPEL CERTIFICATES
ARTICLE 18 SUBORDINATION
ARTICLE 19 TENANT'S DEFAULTS; LANDLORD'S REMEDIES
ARTICLE 20 INTENTIONALLY OMITTED
ARTICLE 21 COMPLIANCE WITH LAW
ARTICLE 22 ENTRY BY LANDLORD
ARTICLE 23 TENANT PARKING
ARTICLE 24 MISCELLANEOUS PROVISIONS
SUBLEASE
RECITALS
AGREEMENT